UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-06719

                                     Sterling Capital Funds

(Exact name of registrant as specified in charter)

3605 Glenwood Avenue, Suite 100

                                          Raleigh, NC 27612

(Address of principal executive offices) (Zip code)

James T. Gillespie, President

Sterling Capital Funds

3605 Glenwood Avenue, Suite 100

                                      Raleigh, NC 27612

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (800) 228-1872

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2015

EXPLANATORY NOTE: Registrant is filing this amendment to its Form N-CSR for the fiscal year ended September 30, 2015, originally filed with the Securities and Exchange Commission on December 4, 2015 (Accession Number 0001193125-15-395045). The sole purpose of this amendment is to correct the audit committee financial expert named in Item 3.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

STERLING CAPITAL FUNDS

ANNUAL REPORT

SEPTEMBER 30, 2015

May lose value • Not FDIC insured • Not insured by any government agency • Not guaranteed by the bank • Not a deposit

Notice of Privacy Policy & Practices

Sterling Capital Funds recognizes and respects the privacy expectations of our customers.1 We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the Sterling Capital Funds.

Collection of Customer Information

We collect nonpublic personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic or electronic between a customer and the Sterling Capital Funds or service providers to the Sterling Capital Funds.

Disclosure of Customer Information

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the Sterling Capital Funds:

●	as permitted by law — for example with service providers who maintain or service shareholder accounts for the Sterling Capital Funds or to a shareholder’s broker or agent; and

●	to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

Security of Customer Information

We require service providers to the Sterling Capital Funds:

●	to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the Sterling Capital Funds; and

●	to maintain physical, electronic and procedural safeguards that comply with applicable legal standards to guard nonpublic personal information of customers of the Sterling Capital Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the Sterling Capital Funds.

1 For purposes of this notice, the terms “customer” or “customers” includes both individual shareholders of the Sterling Capital Funds and individuals who provide nonpublic personal information to the Sterling Capital Funds, but do not invest in Sterling Capital Funds shares.

Sterling Capital Funds

(This page has been left blank intentionally.)

Letter from the President and the Investment Advisor

Dear Shareholders:

We are pleased to present this Sterling Capital Funds’ annual report covering the 12 months between October 1, 2014 and September 30, 2015. U.S. equities performed well early in the period under review, but a sharp sell-off in August undid most of the earlier gains, leaving stocks to post modest losses for the fiscal year. Slowing economic growth in international markets, especially China, was a major factor dragging on stock returns. The concern over global growth also drove down commodity prices, including the price of oil. Corporate profits were weaker than levels seen in recent years and the U.S. Federal Reserve’s decision to keep interest rates at a near-zero target sustained investor uncertainty and concerns. Fixed income securities posted modest gains during the period.

A Mixed Economic Picture

The U.S. economy continued to grow during the period under review, but at a slower rate than during the previous year and with a great deal of uncertainty. The domestic economy grew at an annualized rate of 2.1% during the fourth quarter of 2014, followed by a 0.6% rate in the first quarter of 2015 as record cold weather hindered consumption and a dock workers’ strike in the Pacific Northwest stalled trade. The economy rebounded in the second quarter of 2015, however, posting a GDP growth rate of 3.9% despite persistent economic headwinds both domestically and abroad.

Several key areas of the U.S. economy continued to show progress toward a recovery. The unemployment rate fell to 5.1% in August and there was a decline in the initial jobless claims. Yet job growth itself slowed somewhat towards the end of the period, dropping below market expectations in August and September even as the unemployment level remained low.

There were also signs of recovery in consumer-related sectors. The housing market continued to recover during the period, albeit at a gradual pace, with an increase in building permits and robust home sales. Consumer confidence hit multi-year highs during the period and consumer spending climbed steadily. Retail sales were more mixed throughout the period, however. They declined sharply during the winter and remained essentially flat during the fall.

Industrial production and manufacturing declined during the period, however, while business confidence also fell. Low energy and commodity prices dragged on oil and gas production as well as mining production, yet the same low oil costs also contributed to a sharp uptick in auto sales.

International trade was a clear area of weakness in the U.S. economy during the 12-month period. The U.S. dollar strengthened rapidly early in the period and remained strong throughout the end of the fiscal year. The stronger dollar encouraged imports and discouraged exports. Weaker overseas economies also dragged on

U.S. exports as they led to weaker global demand for U.S. commodities and other goods.

Inflation remained low during the period, by historical standards, and gas and oil prices fell sharply.

Uncertainty Lingers

The Fed’s decision to postpone a much anticipated increase in short-term interest rates added to the uncertainty investors were already feeling from mixed economic indicators. The Fed was widely expected to raise rates at its September meeting, but concerns about weak growth abroad, particularly in China, as well as the negative impact on exports of a stronger dollar, led to the decision to delay any rate hike.

The ongoing slowdown in China had a profound impact on economies throughout the world, weakening commodity prices and diminishing demand for many exports. The debt crisis in Greece added to the global economic uncertainty, as did further turmoil in Ukraine and halting efforts to negotiate a historic trade agreement among nations of the Pacific Rim. In particular, the Russian economy continued to suffer from the impacts of international sanctions and low oil prices.

Despite the Greek crisis, the economy of the eurozone managed to post stronger growth. Improvements in European labor markets and industrial output helped to buoy investor hopes that the eurozone was finally on firm economic footing.

Stocks End Down, Bonds Slightly Up

The stock market began the 12-month period with a sharp sell-off driven by several factors, including the winding down of the Fed’s long-running bond buying program and ongoing economic weakness in many global economies. The decline was offset in subsequent weeks by a rally fueled in part by a spike in mergers and acquisitions in a few sectors, including the health care sector. Tumbling oil prices and healthy earnings also buoyed stock prices. U.S. stocks made modest gains through the middle of the period before taking another steep dive in August 2015. That sell-off was triggered in part by dramatic market losses in China and signs of weakness in other overseas economies. Ultimately, equities made no significant gains during the period, and some sectors saw significant losses. The energy sector posted the largest losses, while the utilities and materials sectors also fared poorly.

The S&P 500® Index1(S&P 500) fell 0.61% during the 12 months under review. Small-cap stocks outperformed larger companies, with the Russell 2000® Index of small-cap stocks gaining 1.25% while the Russell 1000® Index fell 0.61%. International stocks, as measured by the MSCI EAFE Index, returned -8.66% for the period.

Fixed income markets made modest gains during the period. Slowing growth overseas made the U.S. economy more attractive to investors, helping push up bond prices in the U.S. and strengthening the dollar. Investors favored relatively safe areas of the bond market, resulting in widening yield spreads for riskier bonds such as high-yield securities. Interest rates decreased in late 2014 and early 2015, boosting the performance of U.S. Treasuries and many other categories of bonds. Rates rose over the next several months in anticipation of a rate hike, only to decline as the Fed chose to postpone any increase. The Barclay’s U.S. Aggregate Bond Index returned 2.94% during the period.

Our perspective

The U.S. economy improved in many areas this year, but GDP growth has remained slow, and we believe there are signs it will continue to remain slow into 2016. U.S. economic growth has followed the same start-and-stop pattern since the current recovery began in 2009. Weakness has remained in the domestic economy, while slowing growth overseas is likely to pose its own set of challenges in our view. Despite these hurdles, however, we are optimistic for modest economic growth in the U.S., driven in part by improvements in employment and the service sector, which is slowing but should remain positive, in our estimation.

Given the current economic environment, we have continued to recommend downside protection and a well-diversified portfolio. Stocks with strong financials and attractive valuations are likely to outperform, in our estimation. Overall, we believe that the stock market can be expected to present better relative value than the fixed income market, which continues to offer low yields. We will continue to monitor the evolving economic and market climate, and will seek to manage the Sterling Capital Funds accordingly.

Thank you for your confidence in Sterling Capital Management. We look forward to serving your investment needs during the months and years ahead, and we encourage you to call us at 1-800-228-1872 with any questions.

Sincerely,

James T. Gillespie

President

Sterling Capital Funds

Jeffrey J. Schappe, CFA

Managing Director-Chief Market Strategist

Sterling Capital Management LLC

[1]

“S&P 500®” is a registered service mark of Standard & Poor’s Corporation, which does not sponsor and is in no way affiliated with the Sterling Capital Funds. The S&P 500® Index is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. A Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Past performance does not guarantee future results. Mutual fund investing involves risk including the possible loss of  principal.

This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Sterling Capital Management LLC (“Sterling Capital”) serves as investment advisor to the Sterling Capital Funds (each a “Fund” and collectively, the “Funds”) and is paid a fee for its services. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Branch Banking and Trust Company or its affiliates. The Funds are not insured by the FDIC or any other government agency. The Funds currently are distributed by Sterling Capital Distributors, LLC. The distributor is not affiliated with Branch Banking and Trust Company or its affiliates.

The foregoing information and opinions are for general information only. Sterling Capital does not guarantee their accuracy or completeness, nor assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or as offering individual or personalized investment advice.

1

Sterling Capital Behavioral Large Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Large Cap Value Equity Fund (formerly known as Sterling Capital Large Cap Value Diversified Fund) (the “Fund”) is managed by Robert W. Bridges and Robert O. Weller, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in large- to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory as well as more sensitivity to adverse conditions. The Fund may invest in foreign securities which may be more volatile and less liquid due to currency fluctuations, political instability, social and economic risks. There is no guarantee that the strategy used by the portfolio managers will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 1000 ® Value Index, during the period.

Q. What factors affected the Fund performance?

A. The Fund changed its name in February 2015. The Fund was formerly the Sterling Capital Large Cap Value Diversified Fund. The new name is a reflection of the Fund’s strategy, which employs an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego.

The U.S. stock market climbed sharply during the first two-thirds of the period. Those gains were largely reversed later in the period, during the late summer and early fall, as an economic slowdown in China and other emerging markets dragged on stock returns. Ongoing weakness in commodity markets and uncertainty stemming from the U.S. Federal

Reserve’s decision to postpone raising interest rates also acted as a drag on investor confidence and detracted from absolute results.

The Fund’s Institutional Shares outperformed its benchmark during this period primarily due to its exposure to behaviorally-based momentum factors designed to capture greed and ego. Its exposure to behaviorally-based value factors that seek to capture investors’ fears also contributed modestly to relative performance. These behavioral factors led the Fund to take on a greater-than-benchmark level of exposure to the health care equipment and services sector. In particular, two energy companies and two health care companies performed well during the period and added to relative results.

The Fund took an overweight stake in two insurance companies that dragged on its performance relative to the benchmark. Overweight positions in diversified financials, particularly two investment banks, also hurt relative performance as those companies underperformed. Stock selection in the utilities and food and staples areas detracted modestly from relative performance.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

2

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-8.40%	9.31%	3.04%
Class B Shares**	1/1/96	-7.35%	9.65%	3.03%
Class C Shares***	2/1/01	-3.52%	9.78%	2.87%
Institutional Shares	10/9/92	-2.55%	10.89%	3.92%
Russell 1000® Value Index	N/A	-4.42%	12.29%	5.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Russell 1000® Value Index is a widely recognized index of common stocks that measures the performance of the large-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

3

Sterling Capital Mid Value Fund

Portfolio Manager

Timothy P. Beyer, CFA

Sterling Capital Mid Value Fund is managed by Timothy P. Beyer, CFA, Managing Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Beyer joined Sterling Capital in 2004 and has been a portfolio manager of the Fund since 2005. He has investment experience since 1989. Mr. Beyer is a graduate of East Carolina University where he received his BSBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities that may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuation, political instability, social and economic risks.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell Midcap® Value Index.

Q. What factors affected the Fund’s performance?

A. The equity markets rallied in the first part of the 12-month period, and then gave back much of those gains in August and September. As a result, the Fund’s absolute performance was nearly flat for the year ending September 30th. The Federal Reserve’s September decision to keep interest rates at near-zero levels contributed to investor concerns late in the period, as did further signs of slowing economic growth in China. Yet strong performance in a number of sectors, including the health care and financial sectors, helped boost the Fund’s absolute performance. A benign hurricane season had a positive impact on the insurance industry, which also added to results.

The Fund’s Institutional Shares outperformed its benchmark for the period. A large overweight position in financial services, as well as stock selection within that sector, added to relative results. Specifically, the Fund benefited from strong performance from a debit and credit card payment processer as well as big gains from a leading insurer, and was one of the Fund’s largest holdings. The Fund’s underweight allocation to the energy sector also helped its performance relative to its benchmark, given that the energy sector suffered large declines due to the steep drop in the price of oil.

The Fund’s large overweight position in consumer discretionary stocks, particularly retailers and media companies, negatively impacted its relative performance. Apparel retailers have been struggling for several years with declining mall traffic and a shift in consumer spending from clothing to more home- and auto-related purchases. That trend remained in place for the period. In addition, traditional television media companies have witnessed a decline in advertising sales as viewers seek more on-demand offerings and streaming of their favorite shows.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

4

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	8/1/96	-6.40%	10.24%	6.84%
Class B Shares**	7/25/01	-5.14%	10.59%	6.81%
Class C Shares***	7/25/01	-1.43%	10.73%	6.64%
Institutional Shares	8/1/96	-0.43%	11.84%	7.71%
Class R Shares	2/1/10[1]	-0.89%	11.06%	7.33%
Russell Midcap® Value Index	N/A	-2.07%	13.15%	7.42%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of the Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Russell Midcap® Value Index, an unmanaged index, which measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

5

Sterling Capital Behavioral Small Cap Value Equity Fund

Portfolio Managers

Sterling Capital Behavioral Small Cap Value Equity Fund (formerly known as Sterling Capital Small Cap Value Diversified Fund) (the “Fund”) is managed by Robert W. Bridges and Robert O. Weller, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a portfolio manager of the Fund since 2013. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The Fund may invest in undervalued securities, which may not appreciate in value as anticipated or remain undervalued for longer than anticipated. Investments made in small to mid-capitalization companies are subject to greater risks than large company stocks due to limited resources and inventory and are more sensitive to adverse conditions. The Fund may invest in foreign securities, which may be more volatile and less liquid due to currency fluctuations and political, social and economic instability. There is no guarantee that the strategy used by the portfolio managers will produce the desired results.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the Russell 2000® Value Index.

Q. What factors affected the Fund’s performance?

A. The Fund changed its name in February 2015. The Fund was formerly the Sterling Capital Small Cap Value Diversified Fund. The new name is a reflection of the Fund’s strategy, which employs an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego.

The U.S. stock market climbed sharply during the first two-thirds of the period. Those gains were largely reversed later in the period, however, as an economic slowdown in China and other emerging markets dragged on stock returns during the late summer and early fall. Other factors affecting the Fund’s absolute performance included ongoing weakness in commodity markets and uncertainty stemming from the U.S. Federal Reserve’s decision to postpone raising interest rates. This uncertainty also acted as a drag on investor confidence and detracted from absolute results. Small-cap stocks in particular suffered from the impacts of this uncertainty, which led investors to seek the relative safety of larger-cap companies.

The Fund’s Institutional Shares outperformed its benchmark during this period primarily due to its exposure to behaviorally-based momentum factors designed to capture greed and ego. Its exposure to behaviorally-based value factors that captured investors’ fears also contributed more modestly to relative performance. Exposure to these behavioral factors involved an overweight position in the financials and transportation sectors. Significant stakes in two insurance companies and two airline companies played a particularly notable role in the Fund’s strong performance relative to its benchmark.

Much of the Fund’s underperformance can be attributed to an overweight allocation to commercial and professional services companies. Overweight positions in the retail sector, particularly in two apparel retailers, also hurt relative performance.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

6

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/1/10[1]	-3.64%	9.21%	6.36%
Class B Shares**	2/1/10[1]	-3.56%	9.39%	6.54%
Class C Shares***	2/1/10[1]	1.37%	9.67%	6.54%
Institutional Shares	1/2/97	2.42%	10.79%	7.15%
Class R Shares	2/1/10[1]	1.84%	10.42%	6.96%
Russell 2000® Value Index	N/A	-1.60%	10.17%	5.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A, B, C and R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares and have been adjusted for maximum CDSC to the applicable class but does not include 12b-1 fees, which if reflected, would have caused performance of Class A, B C and R Shares to be lower. The performance information for Institutional Shares (formerly known as Sterling Shares) prior to 12/18/06 is based on the performance of the Institutional Shares of the Fund’s predecessor, Sterling Capital Small Cap Value Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”), which transferred all of its assets and liabilities to the Fund pursuant to a reorganization. The performance of the Fund’s Institutional Shares would have been different because the Fund’s Institutional Shares have different expenses than the Predecessor’s Institutional Shares.

The Russell 2000® Value Index is a widely recognized index of common stocks that measures the performance of the small-cap value sector of the U.S. equity market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

7

Sterling Capital Special Opportunities Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Special Opportunities Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC. Mr. Shipp has been the Fund’s manager since 2003 and also manages the Sterling Capital Equity Income Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund is subject to investment style risk, which depends on the market segment in which the Fund is primarily invested. An investment in growth stocks may be particularly sensitive to market conditions while value stocks may be undervalued for longer than anticipated. The Fund may invest in foreign securities subject to risks such as currency volatility and political and social instability or small capitalization companies subject to greater volatility and less liquidity due to limited resources or product lines. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmarks, the S&P 500® Index and the Russell 3000® Index.

Q. What factors affected the Fund’s performance?

A. Stocks performed well for the first two-thirds of the fiscal year, as the strengthening U.S. economy helped the Russell 3000® post a 9% total return through mid-May. Those gains had disappeared by fiscal year end, however. A combination of a persistently strong U.S. dollar, a slowdown in China and other emerging markets, weakness in commodity markets including energy, and a perception that the Federal Reserve missed an opportunity to step back from its zero interest rate policy all pressured corporate profits. These factors also added to investor uncertainty and thus to volatility. The resulting drop in overall investor confidence ultimately helped lead investors to shift their preference from a “growth at any price” mentality, to one preferring “quality” businesses that we believe should favor our investing style.

The Fund’s Institutional Shares outperformed its benchmarks. Overweight positions in the technology and health care sectors helped the Fund’s relative returns, as did stock selection within those sectors — particularly among companies with strong domestic exposure. The Fund’s technology holdings included the world’s leading internet search and digital advertising company, a leading developer of online games, a leading internet security company, and the leading provider of “content delivery services,” which help make online experiences faster and safer. Among health care stocks, the Fund’s shares of the nation’s leading hospital chain, a physician services operation, a diagnostic laboratory testing company and the nation’s largest health insurer outperformed shares of multinational companies, which faced greater challenges due to the strong U.S. dollar. Though the Fund’s energy holdings hurt the fund’s absolute returns, a sale of three positions during the fiscal year’s first half mitigated potential losses and improved relative performance. The Fund also benefited from an underweight allocation in the materials and energy sectors, two of the market’s worst-performing sectors during the period.

Two well-established media companies dragged on the Fund’s performance, as ratings for traditional TV declined, losing share to newer online and mobile viewing platforms. The Fund suffered a loss in a leading credit card and banking company, appearing to coincide with the Fed’s reluctance to raise interest rates. The Fund’s selection of the nation’s leading organic foods grocer so far has proven to be a poor investment, offsetting better performance elsewhere in consumer staples. Finally, the Fund did not own any utility companies, a relatively strong-performing sector during the 12-month period.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

8

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/2/03	-2.20%	11.50%	8.50%
Class B Shares**	6/2/03	-0.89%	11.85%	8.49%
Class C Shares***	6/2/03	2.99%	11.98%	8.33%
Institutional Shares	6/2/03	4.02%	13.11%	9.43%
Class R Shares	2/1/10[1]	3.51%	12.55%	9.17%
S&P 500® Index	N/A	-0.61%	13.34%	6.80%
Russell 3000® Index	N/A	-0.49%	13.28%	6.92%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500® Index and the Russell 3000® Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

9

Sterling Capital Equity Income Fund

Portfolio Manager

George F. Shipp, CFA

Sterling Capital Equity Income Fund (the “Fund”) is managed by George F. Shipp, CFA, Senior Managing Director and portfolio manager for Sterling Capital Management LLC, advisor to the Fund. Mr. Shipp has been the Fund’s manager since 2004 and also manages the Sterling Capital Special Opportunities Fund. He has investment experience since 1982. Mr. Shipp is a graduate of the University of Virginia and received his MBA at the Darden Graduate School of Business.

Investment Considerations

The Fund invests primarily in dividend-paying securities. These securities may be undervalued and their value could be negatively affected by a rise in interest rates. The Fund may engage in writing covered call options on securities. By writing covered call options, the Fund limits its opportunity to profit from an increase in the price of the underlying stock above the premium and the strike price, but continues to bear the risk of a decline in the stock price. While the Fund receives premiums for writing covered call options, the price it realizes from the exercise of an option could be substantially below a stock’s current market price.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its primary benchmark, the Russell 1000® Value Index, although it underperformed the S&P 500® Index.

Q. What factors affected the Fund’s performance?

A. The Fund’s absolute performance initially benefitted from a strengthening U.S. economy, which boosted stock performance in the first two-thirds of the period. However, those market gains had disappeared by fiscal year’s end, due in large part to the pressure on corporate profits arising from the economic slowdown in China and other emerging markets, as well as the continued weakness in commodity sectors such as energy. The U.S. Federal Reserve’s decision to keep interest rates at near-zero levels caused further investor uncertainty. These developments detracted from the Fund’s absolute performance.

The Fund’s Institutional Shares outperformed one of its benchmarks, the Russell 1000® Value Index, during the period. Overweight positions in consumer discretionary and technology stocks helped that relative performance, as did favorable stock selection within those sectors. Healthcare was the best-performing of the ten major sectors, so the Fund’s overweight position was helpful, even though our stock selection was not. In addition, an underweight position in the materials sector as well as stock selection also boosted the Fund’s relative performance. The Fund’s relative returns benefited from individual holdings including a leading home garden and lawn care supplier, a national coffee and donut chain, a biotech company, a large managed care insurer, and two multi-national pharmaceutical companies. The Fund’s holding of a cable TV and broadband Internet provider, which received a takeover offer during the period, also boosted relative performance.

The Fund’s underweight allocation to the financial sector was the largest detractor from relative performance. The banks and insurers the Fund did own struggled to gain traction as the long-anticipated Fed interest rate hike was delayed. Many of the fund’s holdings are larger, well-established multi-national corporations. As the period developed, however, exposure to slowing emerging markets was viewed negatively by the market. The Fund’s energy holdings, including two pipeline companies, which were deemed less sensitive to commodity prices, were not spared from the sharp sell-off in crude oil and natural gas. Holdings of the world’s leading toy company, despite being held for only part of the period under review, detracted from relative results and partially offset the positive contributions elsewhere in the consumer discretionary sector. Finally, the Fund did not own any utility companies, a relatively strong-performing sector for the period.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

10

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	6/30/04	-9.69%	7.71%	6.94%
Class B Shares**	6/30/04	-8.60%	8.03%	6.93%
Class C Shares***	6/30/04	-4.92%	8.18%	6.77%
Institutional Shares	6/30/04	-3.90%	9.27%	7.85%
Class R Shares	2/1/10[1]	-4.40%	8.74%	7.55%
S&P 500® Index	N/A	-0.61%	13.34%	6.80%
Russell 1000® Value Index	N/A	-4.42%	12.29%	5.71%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the S&P 500® Index and the Russell 1000® Value Index, unmanaged indices that are generally considered to be representative of the performance of the stock market as a whole. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

11

Sterling Capital Long/Short Equity Fund

Portfolio Managers

Sterling Capital Long/Short Equity Fund (the “Fund”) is managed by L. Joshua Wein, CAIA and Executive Director and James C. Willis, CFA and Executive Director, portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

L. Joshua Wein, CAIA

Mr. Wein, Executive Director joined Sterling Capital in 2008 and has been a portfolio manager of the Fund since its inception. He has investment experience since 1995. He is a graduate of Emory University where he received his BBA in Finance and an MBA from Vanderbilt University.

James C. Willis, CFA

Mr. Willis, Executive Director joined Sterling Capital in 2003 and has been a portfolio manager of the Fund since its inception. He has investment experience since 1996. He is a graduate of Rice University where he received his BA in Economics and Political Science and an MBA from Georgetown University.

The Sub-Advisers and Sub-Adviser Portfolio Managers of the Fund for the fiscal year ended September 30, 2015 are the following:

● Lucas Capital Management (Red Bank, NJ) Portfolio Managers: Russell Lucas, Ashton Lee	● Highland Capital Healthcare Advisors, L.P. (Dallas, Texas) Portfolio Managers: Michael Gregory

● Emancipation Capital, LLC (New York, NY)	● Gator Capital Management (Tampa, FL)

Portfolio Managers: Charles Frumberg	Portfolio Managers: Derek Pilecki

Investment Considerations

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. The portfolio managers’ judgments about the capabilities of each Sub Adviser and the impact of each Sub Adviser’s investment techniques on the Fund’s overall investment exposures may prove incorrect, and the Fund may fail to produce the intended results. Unlike most traditional long only equity funds, the Fund will engage in short selling and derivative trading activities as a way of mitigating risk and/or enhancing return. Short sales by a fund theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. These strategies may involve significant transaction costs and may amplify risk.

Q. How did the Fund perform during the period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the HFRX Equity Hedge Index.

Q. What factors affected the Fund’s performance?

A. Equity markets performed relatively well early in the 12-month period, but suffered a sharp-sell-off in August. Slowing economic growth in global markets such as China and Europe dragged on stock returns. Meanwhile, commodity prices remained weak and the U.S. Federal Reserve in September decided to keep interest rates at near-zero levels. Both of these factors added to investors’ uncertainty about the health of global markets. Overall, equities’ absolute returns suffered in this environment.

The Fund’s long exposure to the energy sector dragged on absolute returns as energy stocks fell sharply during the 12-month period. Fears of an economic slowdown in China, which could dampen demand for crude oil, combined with the potential for increased Middle East production contributed to a large decline in oil prices during the period. Meanwhile, long exposure to financial stocks also detracted from the Fund’s absolute returns.

The Fund underperformed its benchmark, which is an index of long/ short equity funds, for the 12-month period. Making comparisons to an index of hedge funds can be challenging, however, so the Fund’s holdings will be discussed relative to its peer group, as represented by the Morningstar Long/Short Equity category. The Fund’s overweight position in the energy sector hurt returns relative to the benchmark.

The Fund benefited from an overweight exposure to the health care sector, with biotechnology and specialty pharmaceuticals holdings leading the way. In addition, the Fund’s short exposure to energy names, particularly oilfield services companies, contributed to returns versus the benchmark, though not enough to offset weakness on the long side of the portfolio.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

12

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	Since Inception
Class A Shares*	12/13/13	-20.94%	-7.97%
Class C Shares**	12/13/13	-16.80%	-5.53%
Institutional Shares	12/13/13	-15.92%	-4.59%
HFRX Equity Hedge Index	11/30/13	-2.95%	-0.29%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the HFRX Equity Hedge Index, an unmanaged index that is generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

13

Sterling Capital Behavioral International Equity Fund

Portfolio Managers

Sterling Capital Behavioral International Equity Fund (the “Fund”) is managed by Robert W. Bridges and Robert O. Weller, Executive Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”).

Robert W. Bridges, CFA

Mr. Bridges, CFA, Executive Director joined Sterling Capital in 1996 and has been a portfolio manager of the Fund since inception. He has investment experience since 1991. He is a graduate of Wake Forest University where he received his BS in Business.

Robert O. Weller, CFA

Mr. Weller, CFA, Executive Director joined Sterling Capital in 2012 and has been a portfolio manager of the Fund since inception. He has investment experience since 1996. He is a graduate of Loyola University Maryland where he received his BBA in Finance.

Investment Considerations

The overall results of the Fund will be dependent on the process and ability of the Adviser to apply “behavioral finance” principles to recognize a company’s value, earnings revisions and market momentum. The Fund will invest in foreign securities which may be more volatile and less liquid due to currency fluctuation, political instability, and social and economic risks. The Fund may invest in REITs (Real Estate Investment Trusts), the value of which will be affected by conditions of the real estate industry, and exchange-traded funds (ETFs). Investing in ETFs may cause shareholders to bear additional costs, and an ETF may not exactly replicate the performance it seeks to track.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the MSCI EAFE® Net Index.

Q. What factors affected the Fund’s performance?

A. The Fund was launched on November 28, 2014 with a focus on developed markets outside the United States and Canada. The Fund employs an investment process rooted in principles of behavioral finance. This process is specifically designed to capitalize upon known investor biases and heuristics (mental shortcuts) by taking into account the impact on markets of behavioral factors such as greed, fear and ego.

Equities in many developing nations and emerging markets declined during the period due in large part to flagging economic growth, geopolitical instability and weak commodity prices. An economic slowdown in China had a particularly profound impact on economies throughout the world, weakening commodity prices and a diminishing demand for many exports. A steep dive in Chinese markets in August triggered declines in equities throughout the globe.

The Fund’s Institutional Shares outperformed its benchmark during this period primarily due to its exposure to behaviorally-based momentum factors designed to capture greed and ego. Its exposure to behaviorally-based value factors that capture investors’ fears also contributed modestly to relative performance. These behavioral factors led the Fund to hold an overweight allocation to the materials and consumer discretionary sectors. The Fund’s performance relative to its benchmark was boosted by significant stakes in a chemical company and a mining company, which both outperformed despite a challenging environment for the broader sector. Overweight positions in a retailer and a homebuilder also added to relative results.

Stock selection in the biotech and pharmaceuticals sectors dragged on the Fund’s performance relative to its benchmark. An overweight position in two pharmaceutical companies dragged on returns. Lower-than-benchmark exposure to two household and personal products companies also hurt the Fund’s performance relative to its benchmark as this sector outperformed for the period.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

14

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00%.

Average Annual Total Returns
As of September 30, 2015	Inception Date	Since Inception
Class A Shares*	11/28/14	-12.88%
Class C Shares**	11/28/14	-8.95%
Institutional Shares	11/28/14	-7.36%
MSCI EAFE® Net Index	11/30/14	-8.56%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

Fund is measured against the MSCI EAFE® Net Index, an unmanaged Index which is generally representative of large- and mid-cap equity across Developed Markets countries around the world, excluding the U.S. and Canada. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

15

Sterling Capital Ultra Short Bond Fund

Portfolio Managers

Sterling Capital Ultra Short Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2012. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2012. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and a MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the Citi 6-Month Treasury Bill Index.

Q. What factors affected the Fund’s performance?

A. Interest rates fluctuated throughout the 12-month period as investors anticipated a Federal Reserve decision to raise the target for the federal funds rate — a key short-term interest rate. These expectations peaked in mid-August, driving rates higher at the very short end of the yield curve. Short-term rates subsequently declined when concerns about overseas markets and the strength of the global economy reduced the chances of a rate increase, but rates remained higher relative to the start of the period. When interest rates rise, bond prices fall, and the overall increase in rates over the 12-month period dragged on the Fund’s absolute returns. The Fund’s allocation to asset-backed securities and commercial mortgage-backed securities contributed positively to the Fund’s absolute return.

The Fund’s Institutional Shares underperformed its benchmark for the period. Security selection within the Fund’s corporate allocation was the primary driver of the Fund’s relative

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

underperformance. In particular, debt securities issued by companies in the energy and metals and mining sectors underperformed as those sectors were hit hard by a decline in commodity prices. A modest overweight exposure to duration (a measure of interest-rate sensitivity) also dragged on results given that rates rose for the period. However, the extra income generated from the longer duration holdings helped offset some of the negative impacts of the increase in rates.

Relative results also benefited from the Fund’s allocation to securitized products. In particular, a significant allocation to asset-backed securities helped boost returns as these securities outperformed both U.S. Treasuries and other risk products. Higher quality asset-backed securities generally offer investors an alternative to Treasuries without sacrificing safety. These holdings underperformed as companies issued more debt in anticipation of a rise in interest rates, thus leading to an oversupply. Exposure to commercial mortgage-backed securities also contributed, as the Fund’s holdings of these securities are focused on more stable securities that exhibited less volatility than the broader asset class. The Fund’s holdings generated more income than did the benchmark, which also helped boost relative returns.

16

*	Reflects 0.50% maximum sales charge.

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	Since Inception
Class A Shares*	11/30/12	-0.26%	0.04%
Institutional Shares	11/30/12	0.40%	0.43%
Citi 6-Month Treasury Bill Index	11/30/12	0.08%	0.08%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Citi 6-Month Treasury Bill Index, which measures the performance of Treasury bills with a maturity of six months or less. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

17

Sterling Capital Short Duration Bond Fund

Portfolio Managers

Sterling Capital Short Duration Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997. He has been a portfolio manager of the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007. He has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index.

Q. What factors affected the Fund’s performance?

A. Short-term interest rates increased during the period in anticipation of the Federal Reserve’s decision to raise its target on the federal funds rate. As bond prices fall when interest rates rise, the increase in short-term rates hurt the Fund’s absolute performance. The negative impact of falling rates on the prices of the securities held by the Fund was partially offset by the income generated by those securities. Exposure to asset-backed securities and commercial mortgage-backed securities also contributed positively to absolute results.

The Fund’s Institutional Shares underperformed its benchmark for the period, primarily as a result of its sector allocation strategy. The Fund

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

held more exposure to risk assets, such as corporate bonds, than did the benchmark. These holdings underperformed as companies issued more debt in anticipation of a rise in interest rates, thus leading to an oversupply.

The Fund’s exposure to securitized products helped offset some of these losses, however. In particular, the Fund’s large allocation to asset-backed securities boosted relative results, as did exposure to commercial mortgage-backed securities. Higher quality asset-backed securities generally offer investors an alternative to Treasuries without sacrificing safety. These securities held on to their value relative to other credit sectors, as investors avoided risk. The Fund’s exposure to relatively longer-dated maturities also contributed, as long-term rates declined in a flattening of the yield curve. Income generated by holdings of preferred securities also boosted relative performance, as did the Fund’s overall income advantage relative to the benchmark.

18

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	11/30/92	-1.50%	0.95%	2.40%
Class C Shares**	2/1/12[1]	-0.29%	0.79%	2.32%
Institutional Shares	11/30/92	0.82%	1.62%	2.85%
BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index	N/A	1.16%	1.10%	2.85%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance could differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 1-3 Year U.S. Corporate Government Index, which consists of securities with a maturity from one to three years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

19

Sterling Capital Intermediate U.S. Government Fund

Portfolio Manager

Brad D. Eppard, CFA

Sterling Capital Intermediate U.S. Government Fund (the “Fund”) is managed by Brad D. Eppard, CFA, Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Eppard joined Sterling Capital in 2003. He has investment experience since 1985. Mr. Eppard is a graduate of Radford University where he received his BS in Business Administration/Accounting. He is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in mortgage-backed securities, which tend to be more sensitive to changes in interest rates. The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Freddie Mac). Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the Barclays Intermediate Government Index.

Q. What factors affected the Fund’s performance?

A. The Fund invests primarily in government securities and maintains an average portfolio duration of between two and half years and seven years. Yields on these securities remained low during the period, generating modest amounts of income. However, interest rates fell during the period, which led to an increase in debt security prices. This price appreciation made a significant contribution to absolute returns.

Several factors contributed to the Fund underperforming its benchmark, including an underweight position in bonds with maturities of five to seven years. Our expectation was that an interest rate hike by the Federal Reserve would lead to higher yields and lower prices for these securities. However, the Fed in September decided to keep interest rates at historically low levels.

The Fund’s performance relative to its benchmark also was hurt by exposure to agency and securitized products with negative convexity, which means they typically lag in price when interest rates fall.

The Fund’s position in Treasury Inflation-Protected Securities (TIPS) also dragged on relative performance. TIPS lagged traditional Treasuries during the last part of the fiscal year due in large part to a drop in inflation expectations as slower growth in China led to lower commodity prices.

The Fund’s relative performance was boosted by a historically high spread between municipal bond yields and Treasury yields. The Fund’s managers purchased municipal bonds at a low cost relative to Treasuries, benefitting the portfolio as that yield spread contracted during the period to more typical levels.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

20

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***Reflects the applicable maximum CDSC of 1.00% (applicable   only to redemptions within one year of purchase, and as such,   are not reflected in the Average Annual Total Returns table since   the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	10/9/92	-0.24%	1.12%	3.28%
Class B Shares**	1/1/96	-2.94%	0.58%	2.86%
Class C Shares***	2/1/01	1.06%	0.77%	2.73%
Institutional Shares	10/9/92	1.98%	1.76%	3.73%
Barclays Intermediate Government Index	N/A	2.68%	2.42%	4.17%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains.

The Fund is measured against the Barclays Intermediate Government Index, an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government or any agency there of, or corporate debt guaranteed by the U.S. government all with outstanding principal of $1 million and maturity between one and ten years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

21

Sterling Capital Total Return Bond Fund

Portfolio Managers

Sterling Capital Total Return Bond Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2008. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University, where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in foreign securities, which may expose the fund to currency and exchange rate fluctuations; and mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund’s performance?

A. Long-term interest rates declined during the period due to weak global economic growth and a strong U.S. dollar. Short-term rates rose, however, as investors anticipated the Federal Reserve’s decision to raise its target for the federal funds rate. The Fund benefited from the decline in rates on long-term bonds, even as those gains were modestly offset by the negative impacts of the rise in short-term rates. When interest rates decline, bond prices rise. The Fund’s absolute return was driven primarily by income derived from the securities it held, but its allocation to asset-backed securities — securities backed by a loan, lease or other non-mortgage debts — and commercial mortgage-back securities also helped.

The Fund underperformed its benchmark, primarily as a result of an overweight allocation to risk assets in general and corporate bonds in particular. High-quality, low-risk assets outperformed high-yield bonds during the 12-month period. China’s slowing economy caused concern among investors, with many abandoning risk assets for higher quality bonds, such as U.S. Treasuries. The Fund’s average bond duration was shorter than the benchmark during the period in question, so relative performance also suffered as long-term interest rates declined and short-term rates rose.

The Fund’s allocation to asset-backed securities, commercial mortgage-backed securities and tax-exempt municipal bonds all helped boost relative results, as those securities broadly outperformed U.S. Treasuries for the period. An overweight exposure to financials within the Fund’s corporate bond allocation also helped offset some of the losses caused by an overexposure to corporate bonds. A below-benchmark exposure to the metals and mining sectors within corporate debt also helped offset some of the losses within corporate holdings, as companies with commodity exposure and export-driven revenues were the hardest hit by the investor uncertainty surrounding access to capital and the slowing Chinese economy.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

22

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.

***Reflects the applicable maximum CDSC of 1.00% (applicable   only to redemptions within one year of purchase, and as such,   are not reflected in the Average Annual Total Returns table since   the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	12/2/99	-3.83%	2.01%	4.27%
Class B Shares**	12/2/99	-2.69%	2.29%	4.28%
Class C Shares***	2/1/01	1.28%	2.46%	4.12%
Institutional Shares	12/2/99	2.29%	3.49%	5.17%
Class R Shares	2/1/10[1]	1.77%	2.91%	4.83%
Barclays U.S. Aggregate Bond Index	N/A	2.94%	3.10%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class R Shares were not in existence prior to 2/1/10. Performance for periods prior to 2/1/10 is based on the performance of Institutional Shares, but such performance does not reflect Class R Shares’ 12b-1 fees, which if reflected, would have caused performance to be lower.

The Fund is measured against the Barclays U.S. Aggregate Bond Index, an unmanaged index, which is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

23

Sterling Capital Corporate Fund

Portfolio Managers

Sterling Capital Corporate Fund (the “Fund”) is managed by Mark Montgomery, CFA and Richard LaCoff, Senior Managing Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity. Derivatives may be more sensitive to changes in market conditions and may amplify risks.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the Barclays U.S. Intermediate Corporate Index.

Q. What factors affected the Fund’s performance?

A. The improving U.S. employment picture along with the widely held expectation that the Federal Reserve would raise interest rates in the second half of 2015 contributed to a steep rise in the value of the U.S. dollar early in the 12-month period. The stronger dollar, along with a decline in Chinese markets, put pressure on the price of commodities and the emerging market economies that export them. Investors sought the relative safety of U.S. government bonds as a result of this global uncertainty, driving down interest rates in the process. The Fund’s absolute returns benefited from this decline in longer term rates. Yet those gains were more than offset by losses resulting from a widening of credit spreads — the difference in yield between lower-risk Treasuries and other assets — as the supply of bonds increased in early 2015 and investors grew increasingly risk averse due to growing concerns about Chinese economic growth.

The Fund underperformed its benchmark due in large part to an overweight allocation to lower-quality securities. In particular, BBB-rated securities in the energy and metals sectors dragged on relative returns as they underperformed Treasuries of the same duration. The Fund’s holdings of below-investment grade bonds also detracted as investors shifted away from risk during the period. The Fund targeted shorter duration bonds — which are less sensitive to interest rate changes — relative to its benchmark, in anticipation of an interest rate hike. When long-term rates fell during the period, however, this positioning dragged on relative performance.

The Fund’s overweight allocation to the financial sector within corporate bonds was the biggest contributor to relative returns. The credit fundamentals in that sector continued to improve throughout the period due to increased regulation and positive economic growth in the U.S. These factors, along with an increase in merger and acquisition activity in the industrial sector and the negative impact of low commodity prices on the energy and materials sectors, helped the financial sector outperform many other sectors. Allocation decisions within the industrial sector also boosted relative results. The Fund’s emphasis on U.S.-focused industries such as healthcare and an underweight allocation to metals and mining added to results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

24

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	-0.53%	3.52%
Class C Shares**	2/1/13[1]	0.75%	3.49%
Institutional Shares	6/30/11[2]	1.76%	4.18%
Barclays U.S. Intermediate Corporate Index	6/30/11	2.36%	3.95%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s prior and “New Benchmark” (defined below), and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Barclays U.S. Intermediate Corporate Index, an unmanaged index consisting of dollar-denominated debt from U.S. industrial, utility and financial institutions issuers with a duration of 1 to 10 years. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

25

Sterling Capital Securitized Opportunities Fund

Portfolio Managers

Sterling Capital Securitized Opportunities Fund (the “Fund”) is managed by Mark Montgomery, CFA, Richard LaCoff, Senior Managing Directors and Michael Sun, CFA, Executive Director and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund.

Mark Montgomery, CFA

Mr. Montgomery, Senior Managing Director joined Sterling Capital in 1997 and has been a portfolio manager of the Fund since 2011. He is head of Sterling Capital’s Fixed Income Portfolio Management. He has investment experience since 1990 and is a graduate of West Chester University where he received his BS in Marketing and a Minor in Public Administration and an MBA from Drexel University. He is a CFA Charterholder.

Richard T. LaCoff

Mr. LaCoff, Senior Managing Director joined Sterling Capital in 2007 and has been a portfolio manager of the Fund since 2011. He has investment experience since 1991 and is a graduate of Villanova University where he received his BS in Business Administration and an MS in Finance from Drexel University.

Michael Z. Sun, CFA

Mr. Sun, Executive Director joined Sterling Capital in 2009 and began co-managing the fund in February 2014. He has investment experience since 1998 and is a graduate of Bowling Green State University where he received his MA in Economics. He received his MS in Urban & Regional Study at Beijing University, and received his BS in Geography at Nanjing University. He is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolio such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund may invest in more aggressive investments, such as foreign securities, which may expose the Fund to currency and exchange rate fluctuations; mortgage-backed securities sensitive to interest rates; and high yield debt (also known as junk bonds), all of which may cause greater volatility and less liquidity.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares outperformed its benchmark, the Barclays U.S. Mortgage Backed Securities Index.

Q. What factors affected the Fund’s performance?

A. Long-term interest rates declined during the period due to weak global economic growth and a strong U.S. dollar. Short-term rates rose on expectations that the Federal Reserve would raise rates, although the Fed’s decision late in the period to delay its rate increase erased much of those gains. Given that asset- and mortgage-backed securities tend to have longer maturities than most other securitized assets, the decline in long-term rates helped drive absolute returns. In fact, all sectors of the Fund posted positive absolute returns during the period as both price performance (a result of falling interest rates) and the income generated from the securities held by the Fund contributed.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

The Fund’s Institutional Shares outperformed its benchmark in large part due to its focus on higher-yielding, lower-quality, non-agency sectors. In particular, overweight allocations to consumer asset-backed securities, commercial mortgage-backed securities and non-agency residential mortgage-backed securities added to relative results. The Fund’s reduced exposure to agency mortgage-backed securities also added to relative results, as these securities underperformed during the period due to an increase in both supply and interest rate volatility.

The Fund’s allocation strategy, particularly the decision to hold a lower-than-benchmark exposure to agency mortgage-backed securities, led to a reduced exposure to long-term interest rates relative to its benchmark. As a result, the Fund did not fully capture the benefits from the decline in long-term rates. Relative performance suffered as a result.

26

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge (CDSC) of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	Since Inception
Class A Shares*	2/1/13[1]	1.34%	2.58%
Class C Shares**	2/1/13[1]	2.62%	2.60%
Institutional Shares	6/30/11[2]	3.54%	3.22%
Barclays U.S. Mortgage Backed Securities Index	6/30/11	3.43%	2.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-888-228-1872.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class A and C Shares were not in existence prior to 2/1/13. Performance for periods prior to 2/1/13 is based on the performance of Institutional Shares and has been adjusted for maximum CDSC to the class applicable but does not include 12b-1 fees, which if reflected, would have caused performance of Class A and C Shares to be lower.

[2]	The Fund converted Class S Shares into Institutional Shares effective 2/1/13.

The Fund is measured against the Barclays U.S. Mortgage Backed Securities Index. The index measures the performance of investment grade fixed-rate mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae, and Freddie Mac. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

27

Sterling Capital Kentucky Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Kentucky Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Kentucky and its political subdivisions and therefore will be affected by economic, political or other events affecting Kentucky.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers.

Credit rating agency Standard & Poor’s downgraded Kentucky’s debt rating from AA- to A+ during the period to reflect the state’s underfunded pension liabilities. That downgrade contributed to the Fund’s relative underperformance.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

28

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	-0.22%	2.25%	3.63%
Class C Shares**	2/1/12[1]	1.13%	2.13%	3.58%
Institutional Shares	2/24/03	2.15%	2.94%	4.12%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index that is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

29

Sterling Capital Maryland Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Maryland Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Maryland and its political subdivisions and therefore will be affected by economic, political or other events affecting Maryland.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers. For instance, AAA-rated municipal bonds returned 2.28% during the period compared to a 3.87% return for BBB-rated issues.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

30

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years
Class A Shares*	2/24/03	-0.25%	2.07%	3.73%
Class C Shares**	2/1/12[1]	1.04%	1.94%	3.66%
Institutional Shares	2/24/03	2.05%	2.76%	4.19%
BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

31

Sterling Capital North Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital North Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by North Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting North Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers. For instance, AAA-rated municipal bonds returned 2.28% during the period compared to a 3.87% return for BBB-rated issues.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

32

* Reflects 2.00% maximum sales charge.

**    Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/16/92	0.27%	2.31%	3.63%

Class C Shares**	2/1/12[1]	1.43%	2.13%	3.54%

Institutional Shares	10/16/92	2.53%	2.97%	4.10%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

33

Sterling Capital South Carolina Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital South Carolina Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by South Carolina and its political subdivisions and therefore will be affected by economic, political or other events affecting South Carolina.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers. For instance, AAA-rated municipal bonds returned 2.28% during the period compared to a 3.87% return for BBB-rated issues.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

34

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	10/20/97	0.05%	2.46%	3.69%

Class C Shares**	2/1/12[1]	1.35%	2.30%	3.62%

Institutional Shares	10/20/97	2.27%	3.11%	4.17%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

35

Sterling Capital Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers. For instance, AAA-rated municipal bonds returned 2.28% during the period compared to a 3.87% return for BBB-rated issues.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

36

*	Reflects 2.00% maximum sales charge.
**	Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	5/17/99	-0.09%	2.00%	3.51%

Class C Shares**	2/1/12[1]	1.22%	1.85%	3.43%

Institutional Shares	5/17/99	2.24%	2.68%	3.98%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees has been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

37

Sterling Capital West Virginia Intermediate Tax-Free Fund

Portfolio Manager

Robert F. Millikan, CFA

Sterling Capital West Virginia Intermediate Tax-Free Fund (the “Fund”) is managed by Robert F. Millikan, CFA, Executive Director and portfolio manager for Sterling Capital Management LLC (“Sterling Capital”), advisor to the Fund. Mr. Millikan joined Sterling Capital in 2000. He has managed or been a member of the team that manages the state-specific municipal bond fund portfolios since 2000 and has investment experience since 1990. Mr. Millikan is a graduate of Wake Forest University where he received his BA in Economics and is a CFA Charterholder.

Investment Considerations

The Fund is subject to the same risks as the underlying bonds in the portfolios such as credit, prepayment and interest rate risk. As interest rates rise, the value of bond prices will decline and an investor may lose money. The Fund is non-diversified and may invest a greater percentage of its assets in a single issuer than funds that are more diversified. Furthermore, the Fund invests primarily in municipal obligations issued by West Virginia and its political subdivisions and therefore will be affected by economic, political or other events affecting West Virginia.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its benchmark, the BofA Merrill Lynch 2-17 Year Municipal Bond Index.

Q. What factors affected the Fund’s performance?

A. Municipal bond markets posted modest returns during the 12-month period. Concerns about the strength of certain global economies, including China and Europe, as well as falling commodity prices led investors to seek out the relative safety of the fixed-income market.

The municipal markets also benefited from improving state and local balance sheets, as well as attractive valuations relative to many taxable bonds. During the period, short-term rates rose while intermediate-term rates fell amid disappointing economic data and expectations for higher interest rates. Supply in the municipal market varied during the period, as relatively strong issuance during the first half of 2015 slowed toward the end of the 12-month period amid concerns about rising interest rates. Demand for municipal bonds seemed to match supply trends, as investors later in the period expected interest rates to move higher.

The Fund’s underperformance was largely due to its relatively short duration position. That cautious stance weighed on relative returns as longer-dated municipal bonds generally outperformed bonds with shorter durations during the period. The Fund’s relative performance also suffered from a bias toward high-quality bonds, as lower-rated municipal issues outperformed their higher rated peers. For instance, AAA-rated municipal bonds returned 2.28% during the period compared to a 3.87% return for BBB-rated issues.

The Fund’s relative performance benefited from a lack of exposure to bonds issued by New Jersey or Illinois. Both states faced a range of financial challenges during the period, including pension and budget issues. An overweight position in intermediate-term municipal bonds with maturities between five and 10 years also benefited relative results.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

38

*	Reflects 2.00% maximum sales charge.
**

Reflects the applicable maximum contingent deferred sales charge of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	12/17/93	0.12%	2.36%	3.44%

Class C Shares**	2/1/12[1]	1.42%	2.22%	3.36%

Institutional Shares	12/1/93	2.44%	3.04%	3.90%

BofA Merrill Lynch 2-17 Year Municipal Bond Index	N/A	2.58%	3.68%	4.60%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains.

[1]	Class C Shares were not in existence prior to 2/1/12. Performance for periods prior to 2/1/12 is based on the performance of Class A Shares. Such performance would differ only to the extent that the Classes have different expenses.

The Fund is measured against the BofA Merrill Lynch 2-17 Year Municipal Bond Index, an unmanaged index, which is representative of municipal bonds. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower.

39

Sterling Capital Diversified Income Fund

Portfolio Managers

Sterling Capital Diversified Income Fund (formerly known as Sterling Capital Strategic Allocation Conservative Fund) (the “Fund”) is managed by Will G. Gholston and Shane A. Burke, Directors and portfolio managers for Sterling Capital Management LLC (“Sterling Capital”) and members of the Sterling Capital Advisory Solutions Team.

Will G. Gholston, CFA

Mr. Gholston, Director, joined BB&T Asset Management in 2003 and Sterling Capital Management through merger in October 2010 and has been a co-portfolio manager of the Fund since 2006. He has investment experience since 2000. He is a graduate of the University of North Carolina, Chapel Hill where he received his BA in Economics.

Shane A. Burke

Mr. Burke, Director, joined Sterling Capital Management in 2013 and has been a co-portfolio manager of the Fund since 2015. He has investment experience since 2002. He is a graduate of the University of North Carolina at Wilmington where he received his BS in Finance. He received his MBA from San Francisco-Golden Gate University.

Investment Considerations

The Fund is primarily concentrated in underlying funds and is therefore subject to the same risks as the underlying funds it is invested in and may entail higher expenses. The underlying funds may invest in undervalued securities, which may not appreciate in value as anticipated or may remain undervalued for longer than anticipated. The underlying funds may invest in equity securities including more aggressive investments that engage in long/short equity strategies and in options writing strategies and that invest in derivatives, preferred stocks, exchange-traded funds (ETFs), Master Limited Partnerships (MLPs, the value of which will be affected by the natural resources sector of the economy and regulation) and real estate investment trusts (REITs, the value of which will be affected by conditions of the real estate industry). The Fund’s volatility may be amplified by its use of short sales and derivatives. The Fund is subject to the same risks as the debt securities held by the underlying funds such as credit, prepayment, call and interest rate risk. As interest rates rise, the value of debt securities will decline and an investor may lose money. Investing in high yield debt (also known as junk bonds) involves greater risks and less liquidity than investment grade bonds.

Q. How did the Fund perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. The Fund’s Institutional Shares underperformed its current benchmark, 40% MSCI World Index 60% Barclays U.S. Aggregate Bond Index.

Q. What factors affected the Fund performance?

A. From October 1, 2014 to November 30, 2014, the Diversified Income Fund held four underlying Funds: Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Total Return Bond Fund, and Federated Treasury Obligations Fund. The Sterling Capital Behavioral International Fund was added on December 1, 2014 and the Sterling Capital Long/Short Equity Fund was added on February 2, 2015.

As of June 22, 2015, the Sterling Capital Strategic Allocation Conservative Fund changed its name to the Sterling Capital Diversified Income Fund and implemented certain changes to its investment objective and strategy. The Fund seeks income and capital appreciation by investing in a broad range of income-generating asset classes and strategies. On June 22, 2015, the Fund liquidated all of its prior holdings (except the Federated Treasury Obligations Fund). As of September 30, 2015, the Fund’s holdings consisted of a total of 19 mutual funds and exchange-traded funds with approximately 40% allocated to equities, and 60% allocated to fixed income.

The global equity market posted a negative return during the period, which dragged on the Fund’s absolute return. The ongoing debt crisis in Greece as well as concerns about the Chinese economy contributed to negative equity market performance. In the U.S., the Federal Reserve’s decision to keep interest rates at near-zero levels caused further investor uncertainty, which led to increased levels of market volatility. However, the Fund’s absolute performance benefitted from the decline in rates on long-term bonds, even as those gains were offset modestly by the negative impacts of the rise in short-term rates. When interest rates decline, bond prices rise.

The Fund underperformed relative to its benchmark. Though the Fund’s return was aligned with the benchmark during the first three quarters of the period, its exposure to master limited partnerships and U.S.-based high yield bonds detracted from relative performance in the third quarter.

The Sterling Capital Total Return Bond Fund underperformed during the period in which it was held by the Fund as the overweight to corporate bonds was a detractor. In addition, an underweight position in the financial sector in the Sterling Capital Equity Income Fund hindered relative returns. Banks and insurers struggled to gain traction over the period, particularly after the U.S. Federal Reserve declined to raise interest rates. Individual stock selection in the Sterling Capital Special Opportunities Fund also detracted from relative performance.

The Fund’s relative performance benefited from allocations to covered call-writing strategies and long U.S. Treasury bonds in the third quarter. The call options helped cushion the portfolio against falling equity prices. The Fund’s relative returns also benefited from the Sterling Capital Equity Income Fund’s and Sterling Capital Special Opportunities Fund’s overweight positions in technology stocks, as well as favorable stock selection in those sectors. Both Funds also maintained underweight positions in basic materials, one of the market’s worst performing sectors, thereby boosting relative returns.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

40

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Average Annual Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns

As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-7.10%	3.67%	3.68%

Class B Shares**	1/29/99	-6.02%	3.95%	3.68%

Class C Shares***	2/1/01	-2.14%	4.11%	3.53%

Institutional Shares	10/2/97	-1.23%	5.15%	4.56%

40% MSCI World Index 60% Barclays U.S. Aggregate Bond Index[1]	N/A	-0.18%	5.37%	5.01%

MSCI World Index[1]	N/A	-5.09%	8.29%	4.73%

Russell 3000® Index[1]	N/A	-0.49%	13.28%	6.92%

Barclays U.S. Aggregate Bond Index[1]	N/A	2.94%	3.10%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Effective February 1, 2015, the Fund changed its primary benchmark from the Russell 3000®Index to an internally maintained composite index computed by Sterling Capital consisting of 40% MSCI World Index and 60% Barclays U.S. Aggregate Bond Index. The new benchmark is more representative of the Fund’s investment program.

The Fund is measured against the 40% MSCI World Index and 60% Barclays U.S. Aggregate Bond Index. The indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower. Currently all management fees are being waived.

41

Sterling Capital Strategic Allocation Funds

Portfolio Managers

Team Managed

Sterling Capital Strategic Allocation Funds (the “Funds”) are managed by the Sterling Capital Advisory Solutions Team, which is led by James C. Willis, CFA, Managing Director & Director of Advisory Solutions, Jeffrey J. Schappe, CFA, Managing Director & Chief Market Strategist and Will G. Gholston, CFA, Director. Mr. Willis, Mr. Schappe and Mr. Gholston have managed the Funds since 2010, 2005 and 2006, respectively.

James C. Willis, CFA

Mr. Willis, Managing Director, joined BB&T Asset Management in 2003 and Sterling Capital Management through merger in October 2010 and has been a portfolio manager of the Fund since 2010. He has investment experience since 1996. He is a graduate of Rice University where he received a BA in Economics and Political Science and a MBA from Georgetown University.

Jeffrey J. Schappe, CFA

Mr. Schappe, Managing Director, joined BB&T Asset Management in 2004 and Sterling Capital Management through merger in October 2010 and has been a portfolio manager of the Fund since 2005. He has investment experience since 1991. He is a graduate of University of Wisconsin- Madison where he received a BA in Journalism and a MBA in Finance.

Will G. Gholston, CFA

Mr. Gholston, Director, joined BB&T Asset Management in 2003 and Sterling Capital Management through merger in October 2010 and has been a portfolio manager of the Fund since 2006. He has investment experience since 2000. He is a graduate of the University of North Carolina at Chapel Hill where he received his BA in Economics.

Investment Considerations

The Funds are primarily concentrated in underlying funds and are therefore subject to the same risks as the underlying funds and bear a portion of the expenses of the underlying funds. The underlying funds may be invested in equity securities and are subject to market risk. Investments in bonds are subject to credit risk, call risk and interest rate risk (as interest rates rise the value of bond prices will decline). The underlying funds may invest in foreign securities, which involve certain risks such as currency volatility, political and social instability and reduced market liquidity; small capitalization companies which are subject to greater volatility and less liquidity due to limited resources or product lines and are more sensitive to economic factors; and high-yield debt securities (also know as junk bonds), which involve greater risks than investment grade bonds. The underlying funds may also be money market funds.

Sterling Capital Strategic Allocation Balanced Fund

Sterling Capital Strategic Allocation Growth Fund

(Collectively, “Sterling Capital Strategic Allocation Funds”)

Q. How did the Funds perform during the 12-month period between October 1, 2014 and September 30, 2015?

A. Sterling Capital Strategic Allocation Funds and their benchmark returns can be found on pages 43 and 44.

Q. What factors affected the Funds’ performance?

A. The Sterling Capital Strategic Allocation Funds held six underlying Funds: the Sterling Capital Behavioral International Equity Fund, the Sterling Capital Equity Income Fund, the Sterling Capital Long/Short Equity Fund, the Sterling Capital Special Opportunities Fund, the Sterling Capital Total Return Bond Fund, and Federated Treasury Obligations Fund.

The global equity market posted a negative return during the period, which dragged on each Fund’s absolute return. The ongoing debt crisis in Greece as well as concerns about the Chinese economy contributed to negative equity market performance. In the U.S., the Federal Reserve’s decision to keep interest rates at near-zero levels caused further investor uncertainty which led to increased levels of market volatility. Continued weakness in the commodities market, including the energy sector, further detracted from the Funds’ absolute performance. However, the Funds did benefit from the decline in rates on long-term bonds, even as those gains were modestly offset by the negative impacts from the rise in short-term rates.

Both of the Sterling Capital Strategic Allocation Funds’ Institutional Shares outperformed their benchmarks over the period. The Funds’ relative performance benefitted from stock selection within U.S. equities and non-U.S. developed equities as well. For instance, the Sterling Capital Special Opportunities Fund held shares of the nation’s leading hospital chain, a physician services operation, a diagnostic laboratory testing company and the nation’s largest health insurer. These holdings outperformed shares of multinational companies, which faced greater challenges due to the strong U.S. dollar.

The Sterling Capital Equity Income Fund benefitted from individual holdings including a leading home garden and lawn care supplier, a national coffee and donut chain, a biotech company, a large managed care insurer and two multi-national pharmaceutical companies, all of which had strong performance throughout the period. In addition, the Sterling Capital Total Return Bond Fund received a boost from its allocation to asset-backed securities, commercial mortgage-backed securities and tax-exempt municipal bonds, all of which broadly outperformed U.S. Treasuries for the period. An overweight exposure to financials within the Sterling Capital Total Return Bond Fund’s corporate bond allocation also helped offset some of the losses caused by an overexposure to corporate bonds.

However, both Sterling Capital Strategic Allocation Funds maintained an overweight position to non-U.S. developed stocks over most of the period, which dragged on their relative performance as regions such as United Kingdom and the Eurozone saw equity prices decline sharply.

Portfolio composition is as of September 30, 2015 and is subject to change and risk.

42

Sterling Capital Strategic Allocation Balanced Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-7.56%	4.78%	3.48%

Class B Shares**	1/29/99	-6.56%	5.05%	3.46%

Class C Shares***	2/1/01	-2.60%	5.25%	3.32%

Institutional Shares	10/2/97	-1.57%	6.32%	4.37%

60% MSCI World Index 40% Barclays U.S. Aggregate Bond Index[1]	N/A	-1.79%	6.41%	5.04%

MSCI World Index[1]	N/A	-5.09%	8.29%	4.73%

Russell 3000® Index[1]	N/A	-0.49%	13.28%	6.92%

Barclays U.S. Aggregate Bond Index[1]	N/A	2.94%	3.10%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Effective February 1, 2015, the Fund changed its primary benchmark from the Russell 3000®Index to an internally maintained composite index computed by Sterling Capital consisting of 60% MSCI World Index and 40% Barclays U.S. Aggregate Bond Index.

The Fund is measured against the 60% MSCI World Index 40% Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower. Currently all management fees are being waived.

43

Sterling Capital Strategic Allocation Growth Fund

*	Reflects 5.75% maximum sales charge.
**	Reflects the applicable contingent deferred sales charge (CDSC), maximum of 5.00%.
***

Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase, and as such, are not reflected in the Annual Average Total Returns table since the periods reflected are for a year or longer).

Average Annual Total Returns
As of September 30, 2015	Inception Date	1 Year	5 Years	10 Years

Class A Shares*	1/29/98	-8.48%	5.45%	3.11%

Class B Shares**	1/29/99	-7.47%	5.78%	3.10%

Class C Shares***	2/1/01	-3.62%	5.92%	2.95%

Institutional Shares	10/2/97	-2.67%	6.98%	3.98%

75% MSCI World Index 25% Barclays U.S. Aggregate Bond Index[1]	N/A	-3.01%	7.15%	4.98%

MSCI World Index[1]	N/A	-5.09%	8.29%	4.73%

Russell 3000® Index[1]	N/A	-0.49%	13.28%	6.92%

Barclays U.S. Aggregate Bond Index[1]	N/A	2.94%	3.10%	4.64%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains, and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.sterlingcapitalfunds.com.

The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains.

[1]	Effective February 1, 2015, the Fund changed its primary benchmark from the Russell 3000®Index to an internally maintained composite index computed by Sterling Capital consisting of 75% MSCI World Index and 25% Barclays U.S. Aggregate Bond Index.

The Fund is measured against the 75% MSCI World Index 25% Barclays U.S. Aggregate Bond Index. The index is unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and, fund accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

A portion of the Fund’s fees had been waived. If the fees had not been waived, the Fund’s total return for the periods would have been lower. Currently all management fees are being waived.

44

Sterling Capital Funds

Summary of Portfolio Holdings (Unaudited)

Sterling Capital Funds invested, as a percentage of net assets, in the following sectors, countries, states, funds or security types, as of September 30, 2015:

Sterling Capital Behavioral Large Cap Value Equity Fund (formerly known as Sterling Capital Large Cap Value Diversified Fund)	Percentage of net assets
Consumer Discretionary	7.4%
Consumer Staples	6.0%
Energy	11.8%
Financials	27.2%
Health Care	11.6%
Industrials	11.3%
Information Technology	9.8%
Materials	1.9%
Telecommunication Services	3.5%
Utilities	7.0%
Exchange Traded Fund	0.9%
Money Market Fund	1.4%

99.8%

Sterling Capital Mid Value Fund	Percentage of net assets
Consumer Discretionary	22.9%
Energy	1.2%
Financials	35.9%
Health Care	8.7%
Industrials	10.1%
Information Technology	17.1%
Materials	2.3%
Money Market Fund	1.9%

100.1%

Sterling Capital Behavioral Small Cap Value Equity Fund (formerly known as Sterling Capital Small Cap Value Diversified Fund)	Percentage of net assets
Consumer Discretionary	10.3%
Consumer Staples	2.8%
Energy	3.5%
Financials	43.3%
Health Care	4.0%
Industrials	11.5%
Information Technology	10.9%
Materials	2.9%
Telecommunication Services	0.6%
Utilities	7.3%
Exchange Traded Fund	1.7%
Money Market Fund	0.9%

99.7%

Sterling Capital Special Opportunities Fund	Percentage of net assets
Consumer Discretionary	17.7%
Consumer Staples	7.5%
Energy	0.0%
Financials	11.7%
Health Care	16.5%
Industrials	13.9%
Information Technology	27.7%
Telecommunication Services	2.7%
Money Market Fund	2.8%

100.5%

Sterling Capital Equity Income Fund	Percentage of net assets
Consumer Discretionary	13.8%
Consumer Staples	7.8%
Energy	10.2%
Financials	12.8%
Health Care	18.5%
Industrials	7.9%
Information Technology	20.6%
Materials	2.4%
Telecommunication Services	4.5%
Money Market Fund	1.2%

99.7%

Sterling Capital Long/Short Equity Fund	Long-Term Investment Percentage of net assets
Consumer Discretionary	1.7%
Energy	17.3%
Financials	27.4%
Health Care	17.8%
Information Technology	12.0%
Telecommunication Services	3.8%
Money Market Fund	16.0%

96.0%

Sterling Capital Long/Short Equity Fund	Investments Sold Short Percentage of net assets
Consumer Staples	0.0%
Energy	(2.6)%
Exchange Traded Funds	(1.2)%
Financials	(10.1)%
Health Care	(5.8)%
Industrials	(0.4)%
Information Technology	(6.8)%

(26.9)%

Sterling Capital Behavioral International Equity Fund	Percentage of net assets
Australia	4.4%
Belgium	1.1%
China	0.8%
Denmark	1.9%
Finland	1.9%
France	9.7%
Germany	7.0%
Hong Kong	4.1%
Ireland	1.2%
Israel	2.3%
Italy	2.1%
Japan	24.4%
Netherlands	2.7%
Singapore	2.0%
Spain	1.5%
Sweden	4.8%
Switzerland	9.0%
United Kingdom	15.2%
United States	1.1%
Money Market Fund	2.4%

99.6%

Sterling Capital Funds
Summary of Portfolio Holdings (Unaudited)

Sterling Capital Ultra Short Bond Fund	Percentage of net assets
Asset Backed Securities	19.4%
Collateralized Mortgage Obligations	0.5%
Commercial Mortgage-Backed Securities	17.8%
Corporate Bonds	58.0%
Municipal Bonds	1.7%
Preferred Stocks	0.5%
Money Market Fund	1.7%

99.6%

Sterling Capital Short Duration Bond Fund	Percentage of net assets
Asset Backed Securities	12.3%
Collateralized Mortgage Obligations	1.8%
Commercial Mortgage-Backed Securities	14.4%
Corporate Bonds	65.7%
Foreign Government Bond	0.5%
Mortgage-Backed Securities	0.0%
Municipal Bonds	3.4%
Preferred Stocks	0.7%
Money Market Fund	1.2%

100.0%

Sterling Capital Intermediate U.S. Government Fund	Percentage of net assets
Asset Backed Securities	1.2%
Collateralized Mortgage Obligations	6.4%
Corporate Bonds	3.3%
Mortgage-Backed Securities	8.8%
Municipal Bonds	4.5%
U.S. Government Agencies	40.7%
U.S. Treasury Notes	31.4%
Money Market Fund	3.3%

99.6%

Sterling Capital Total Return Bond Fund	Percentage of net assets
Asset Backed Securities	12.3%
Collateralized Mortgage Obligations	7.4%
Commercial Mortgage-Backed Securities	15.3%
Corporate Bonds	41.5%
Foreign Government Bonds	0.5%
Mortgage-Backed Securities	10.2%
Municipal Bonds	8.9%
Preferred Stocks	0.9%
U.S. Treasury Bonds	0.4%
U.S. Treasury Notes	1.8%
Money Market Fund	0.6%

99.8%

Sterling Capital Corporate Fund	Percentage of net assets
Corporate Bonds	96.9%
Preferred Stocks	1.4%
Money Market Fund	1.9%

100.2%

Sterling Capital Securitized Opportunities Fund	Percentage of net assets
Asset Backed Securities	28.6%
Collateralized Mortgage Obligations	18.3%
Commercial Mortgage-Backed Securities	18.3%
Mortgage-Backed Securities	32.6%
U.S. Treasury Notes	0.8%
Money Market Fund	1.3%

99.9%

Sterling Capital Kentucky Intermediate Tax-Free Fund	Percentage of net assets
Kentucky Municipal Bonds	95.4%
Money Market Fund	4.4%

99.8%

Sterling Capital Maryland Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	4.9%
Maryland Municipal Bonds	93.7%
Money Market Fund	1.1%

99.7%

Sterling Capital North Carolina Intermediate Tax-Free Fund	Percentage of net assets
North Carolina Municipal Bonds	95.7%
Money Market Fund	3.0%

98.7%

Sterling Capital South Carolina Intermediate Tax-Free Fund	Percentage of net assets
South Carolina Municipal Bonds	97.6%
Money Market Fund	2.5%

100.1%

Sterling Capital Virginia Intermediate Tax-Free Fund	Percentage of net assets
District of Columbia Municipal Bonds	1.8%
Virginia Municipal Bonds	97.8%
Money Market Fund	0.8%

100.4%

Sterling Capital West Virginia Intermediate Tax-Free Fund	Percentage of net assets
West Virginia Municipal Bonds	97.7%
Money Market Fund	1.4%

99.1%

Sterling Capital Diversified Income Fund (formerly known as Sterling Capital Strategic Allocation Conservative Fund)	Percentage of net assets
Equity Funds	39.2%
Fixed Income Fund	60.2%
Money Market Fund	1.4%

100.8%

Sterling Capital Strategic Allocation Balanced Fund	Percentage of net assets
Equity Funds	63.5%
Fixed Income Fund	34.0%
Money Market Fund	2.5%

100.0%

Sterling Capital Strategic Allocation Growth Fund	Percentage of net assets
Equity Funds	80.1%
Fixed Income Fund	17.7%
Money Market Fund	2.2%

100.0%

Sterling Capital Funds
Expense Example (Unaudited)

As a shareholder of the Sterling Capital Funds (each, a “Fund” and collectively, the “Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 through September 30, 2015.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15 - 9/30/15	Annualized Expense Ratio During Period 4/1/15 - 9/30/15
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$920.89	$5.15	1.07%
Class B Shares	1,000.00	917.97	8.75	1.82%
Class C Shares	1,000.00	917.76	8.75	1.82%
Institutional Shares	1,000.00	922.06	3.95	0.82%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	894.92	5.70	1.20%
Class B Shares	1,000.00	891.44	9.34	1.97%
Class C Shares	1,000.00	891.44	9.29	1.96%
Institutional Shares	1,000.00	896.24	4.52	0.95%
Class R Shares	1,000.00	893.80	6.98	1.47%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	917.21	6.06	1.26%
Class B Shares	1,000.00	913.22	9.69	2.02%
Class C Shares	1,000.00	913.96	9.69	2.02%
Institutional Shares	1,000.00	918.25	4.90	1.02%
Class R Shares	1,000.00	915.11	7.30	1.52%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	981.61	6.11	1.23%
Class B Shares	1,000.00	977.86	9.82	1.98%
Class C Shares	1,000.00	978.35	9.87	1.99%
Institutional Shares	1,000.00	983.04	4.87	0.98%
Class R Shares	1,000.00	980.62	7.35	1.48%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	934.04	5.91	1.22%
Class B Shares	1,000.00	930.47	9.53	1.97%
Class C Shares	1,000.00	930.18	9.53	1.97%
Institutional Shares	1,000.00	935.48	4.71	0.97%
Class R Shares	1,000.00	932.98	7.17	1.48%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	885.23	15.22	3.22%
Class C Shares	1,000.00	882.18	18.64	3.95%
Institutional Shares	1,000.00	886.68	13.95	2.95%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	914.68	6.14	1.28%
Class C Shares	1,000.00	911.62	9.78	2.04%
Institutional Shares	1,000.00	915.76	4.99	1.04%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,001.21	4.21	0.84%
Institutional Shares	1,000.00	1,001.56	2.86	0.57%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	999.48	4.11	0.82%
Class C Shares	1,000.00	995.75	7.85	1.57%
Institutional Shares	1,000.00	1,000.75	2.86	0.57%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	997.67	4.61	0.92%
Class B Shares	1,000.00	994.97	8.35	1.67%
Class C Shares	1,000.00	994.99	8.35	1.67%
Institutional Shares	1,000.00	999.04	3.36	0.67%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15 - 9/30/15	Annualized Expense Ratio During Period 4/1/15 - 9/30/15
Sterling Capital Total Return Bond Fund
Class A Shares	$1,000.00	$991.97	$3.70	0.74%
Class B Shares	1,000.00	988.19	7.53	1.51%
Class C Shares	1,000.00	988.27	7.48	1.50%
Institutional Shares	1,000.00	993.27	2.45	0.49%
Class R Shares	1,000.00	990.65	4.99	1.00%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	990.80	4.54	0.91%
Class C Shares	1,000.00	987.02	8.27	1.66%
Institutional Shares	1,000.00	992.03	3.30	0.66%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,004.14	4.27	0.85%
Class C Shares	1,000.00	1,000.32	8.02	1.60%
Institutional Shares	1,000.00	1,005.37	3.02	0.60%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,005.99	4.83	0.96%
Class C Shares	1,000.00	1,003.22	8.59	1.71%
Institutional Shares	1,000.00	1,007.27	3.57	0.71%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,003.71	4.47	0.89%
Class C Shares	1,000.00	1,000.83	8.23	1.64%
Institutional Shares	1,000.00	1,005.84	3.22	0.64%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,006.44	4.12	0.82%
Class C Shares	1,000.00	1,002.70	7.88	1.57%
Institutional Shares	1,000.00	1,007.73	2.87	0.57%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,005.90	4.22	0.84%
Class C Shares	1,000.00	1,002.13	7.98	1.59%
Institutional Shares	1,000.00	1,006.24	2.97	0.59%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,005.60	4.17	0.83%
Class C Shares	1,000.00	1,001.85	7.93	1.58%
Institutional Shares	1,000.00	1,006.87	2.92	0.58%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,006.71	4.18	0.83%
Class C Shares	1,000.00	1,002.97	7.93	1.58%
Institutional Shares	1,000.00	1,007.98	2.92	0.58%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	955.41	2.25	0.46%
Class B Shares	1,000.00	952.22	5.92	1.21%
Class C Shares	1,000.00	952.21	5.97	1.22%
Institutional Shares	1,000.00	956.21	0.98	0.20%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	949.53	2.00	0.41%
Class B Shares	1,000.00	946.21	5.66	1.16%
Class C Shares	1,000.00	946.80	5.66	1.16%
Institutional Shares	1,000.00	952.00	0.78	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	939.95	2.14	0.44%
Class B Shares	1,000.00	936.47	5.78	1.19%
Class C Shares	1,000.00	936.17	5.78	1.19%
Institutional Shares	1,000.00	940.40	0.92	0.19%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Funds
Expense Example (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15 - 9/30/15	Annualized Expense Ratio During Period 4/1/15 - 9/30/15
Sterling Capital Behavioral Large Cap Value Equity Fund
Class A Shares	$1,000.00	$1,019.70	$5.42	1.07%
Class B Shares	1,000.00	1,015.94	9.20	1.82%
Class C Shares	1,000.00	1,015.94	9.20	1.82%
Institutional Shares	1,000.00	1,020.96	4.15	0.82%
Sterling Capital Mid Value Fund
Class A Shares	1,000.00	1,019.05	6.07	1.20%
Class B Shares	1,000.00	1,015.19	9.95	1.97%
Class C Shares	1,000.00	1,015.24	9.90	1.96%
Institutional Shares	1,000.00	1,020.31	4.81	0.95%
Class R Shares	1,000.00	1,017.70	7.44	1.47%
Sterling Capital Behavioral Small Cap Value Equity Fund
Class A Shares	1,000.00	1,018.75	6.38	1.26%
Class B Shares	1,000.00	1,014.94	10.20	2.02%
Class C Shares	1,000.00	1,014.94	10.20	2.02%
Institutional Shares	1,000.00	1,019.95	5.16	1.02%
Class R Shares	1,000.00	1,017.45	7.69	1.52%
Sterling Capital Special Opportunities Fund
Class A Shares	1,000.00	1,018.90	6.23	1.23%
Class B Shares	1,000.00	1,015.14	10.00	1.98%
Class C Shares	1,000.00	1,015.09	10.05	1.99%
Institutional Shares	1,000.00	1,020.16	4.96	0.98%
Class R Shares	1,000.00	1,017.65	7.49	1.48%
Sterling Capital Equity Income Fund
Class A Shares	1,000.00	1,018.95	6.17	1.22%
Class B Shares	1,000.00	1,015.19	9.95	1.97%
Class C Shares	1,000.00	1,015.19	9.95	1.97%
Institutional Shares	1,000.00	1,020.21	4.91	0.97%
Class R Shares	1,000.00	1,017.65	7.49	1.48%
Sterling Capital Long/Short Equity Fund
Class A Shares	1,000.00	1,008.92	16.22	3.22%
Class C Shares	1,000.00	1,005.26	19.86	3.95%
Institutional Shares	1,000.00	1,010.28	14.87	2.95%
Sterling Capital Behavioral International Equity Fund
Class A Shares	1,000.00	1,018.65	6.48	1.28%
Class C Shares	1,000.00	1,014.84	10.30	2.04%
Institutional Shares	1,000.00	1,019.85	5.27	1.04%
Sterling Capital Ultra Short Bond Fund
Class A Shares	1,000.00	1,020.86	4.26	0.84%
Institutional Shares	1,000.00	1,022.21	2.89	0.57%
Sterling Capital Short Duration Bond Fund
Class A Shares	1,000.00	1,020.96	4.15	0.82%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.21	2.89	0.57%
Sterling Capital Intermediate U.S. Government Fund
Class A Shares	1,000.00	1,020.46	4.66	0.92%
Class B Shares	1,000.00	1,016.70	8.44	1.67%
Class C Shares	1,000.00	1,016.70	8.44	1.67%
Institutional Shares	1,000.00	1,021.71	3.40	0.67%

Sterling Capital Funds
Expense Example (Unaudited)

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expenses Paid During Period* 4/1/15 - 9/30/15	Annualized Expense Ratio During Period 4/1/15 - 9/30/15
Sterling Capital Total Return Bond Fund
Class A Shares	$1,000.00	$1,021.36	$3.75	0.74%
Class B Shares	1,000.00	1,017.50	7.64	1.51%
Class C Shares	1,000.00	1,017.55	7.59	1.50%
Institutional Shares	1,000.00	1,022.61	2.48	0.49%
Class R Shares	1,000.00	1,020.05	5.06	1.00%
Sterling Capital Corporate Fund
Class A Shares	1,000.00	1,020.51	4.61	0.91%
Class C Shares	1,000.00	1,016.75	8.39	1.66%
Institutional Shares	1,000.00	1,021.76	3.35	0.66%
Sterling Capital Securitized Opportunities Fund
Class A Shares	1,000.00	1,020.81	4.31	0.85%
Class C Shares	1,000.00	1,017.05	8.09	1.60%
Institutional Shares	1,000.00	1,022.06	3.04	0.60%
Sterling Capital Kentucky Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.26	4.86	0.96%
Class C Shares	1,000.00	1,016.50	8.64	1.71%
Institutional Shares	1,000.00	1,021.51	3.60	0.71%
Sterling Capital Maryland Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.61	4.51	0.89%
Class C Shares	1,000.00	1,016.85	8.29	1.64%
Institutional Shares	1,000.00	1,021.86	3.24	0.64%
Sterling Capital North Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.96	4.15	0.82%
Class C Shares	1,000.00	1,017.20	7.94	1.57%
Institutional Shares	1,000.00	1,022.21	2.89	0.57%
Sterling Capital South Carolina Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.86	4.26	0.84%
Class C Shares	1,000.00	1,017.10	8.04	1.59%
Institutional Shares	1,000.00	1,022.11	2.99	0.59%
Sterling Capital Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.91	4.20	0.83%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital West Virginia Intermediate Tax-Free Fund
Class A Shares	1,000.00	1,020.91	4.20	0.83%
Class C Shares	1,000.00	1,017.15	7.99	1.58%
Institutional Shares	1,000.00	1,022.16	2.94	0.58%
Sterling Capital Diversified Income Fund
Class A Shares	1,000.00	1,022.76	2.33	0.46%
Class B Shares	1,000.00	1,019.00	6.12	1.21%
Class C Shares	1,000.00	1,018.95	6.17	1.22%
Institutional Shares	1,000.00	1,024.07	1.01	0.20%
Sterling Capital Strategic Allocation Balanced Fund
Class A Shares	1,000.00	1,023.01	2.08	0.41%
Class B Shares	1,000.00	1,019.25	5.87	1.16%
Class C Shares	1,000.00	1,019.25	5.87	1.16%
Institutional Shares	1,000.00	1,024.27	0.81	0.16%
Sterling Capital Strategic Allocation Growth Fund
Class A Shares	1,000.00	1,022.86	2.23	0.44%
Class B Shares	1,000.00	1,019.10	6.02	1.19%
Class C Shares	1,000.00	1,019.10	6.02	1.19%
Institutional Shares	1,000.00	1,024.12	0.96	0.19%

*	Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by 183 days divided by 365 (to reflect the six month period).

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 97.5%

	Consumer Discretionary — 7.4%
16,900	AMC Networks, Inc., Class A(a)	$ 1,236,573
59,750	Carnival Corp.	2,969,575
54,450	Comcast Corp., Class A	3,116,718
375,000	Ford Motor Co.	5,088,750
10,829	Lear Corp.	1,177,978
65,200	Target Corp.	5,128,632

		18,718,226

	Consumer Staples — 6.0%
61,900	Altria Group, Inc.	3,367,360
7,250	Clorox Co. (The)	837,593
43,950	CVS Caremark Corp.	4,240,296
24,000	Herbalife, Ltd.(a)	1,308,000
13,650	Ingredion, Inc.	1,191,781
57,442	Kroger Co. (The)	2,071,933
28,500	Nu Skin Enterprises, Inc., Class A	1,176,480
49,500	Pilgrim’s Pride Corp.	1,028,610

		15,222,053

	Energy — 11.8%
72,650	Atwood Oceanics, Inc.	1,075,947
32,100	CVR Energy, Inc.	1,317,705
241,600	Denbury Resources, Inc.	589,504
20,150	Dril-Quip, Inc.(a)	1,173,133
76,750	Ensco PLC, Class A	1,080,640
9,850	Exxon Mobil Corp.	732,347
36,000	FMC Technologies, Inc.(a)	1,116,000
68,800	Frank’s International NV	1,054,704
19,600	Halliburton Co.	692,860
28,650	HollyFrontier Corp.	1,399,266
97,350	Marathon Petroleum Corp.	4,510,225
92,700	Noble Corp. PLC	1,011,357
28,950	Oceaneering International, Inc.	1,137,156
43,900	PBF Energy, Inc., Class A	1,239,297
64,100	Phillips 66	4,925,444
144,850	Seadrill, Ltd.	854,615
14,100	Tesoro Corp.	1,371,084
76,675	Valero Energy Corp.	4,608,167

		29,889,451

	Financials — 27.2%
4,850	Assurant, Inc.	383,199
119,450	Bank of New York Mellon Corp. (The)	4,676,467
65,150	CBL & Associates Properties, Inc., REIT	895,813
35,950	Columbia Property Trust, Inc., REIT	834,040
132,800	First Niagara Financial Group, Inc.	1,355,888
38,200	Gaming and Leisure Properties, Inc., REIT	1,134,540
33,350	Goldman Sachs Group, Inc. (The)	5,794,896
124,100	Huntington Bancshares, Inc.	1,315,460
163,100	JPMorgan Chase & Co.	9,944,207
23,550	Lazard, Ltd., Class A	1,019,715
14,400	Mid-America Apartment Communities, Inc., REIT	1,178,928
83,050	Old Republic International Corp.	1,298,902
55,936	Piedmont Office Realty Trust, Inc., Class A, REIT	1,000,695
22,566	PNC Financial Services Group, Inc. (The)	2,012,887
47,250	Progressive Corp. (The)	1,447,740
23,400	Prologis, Inc., REIT	910,260
60,443	Prudential Financial, Inc.	4,606,361
57,900	Santander Consumer USA Holdings, Inc.(a)	1,182,318

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
117,900	SunTrust Banks, Inc.	$ 4,508,496
129,400	Synchrony Financial(a)	4,050,220
47,500	Travelers Cos., Inc. (The)	4,727,675
205,749	Wells Fargo & Co.	10,565,211
62,700	Welltower, Inc., REIT	4,246,044

		69,089,962

	Health Care — 11.6%
35,157	Aetna, Inc.	3,846,527
26,300	Amgen, Inc.	3,637,816
33,552	Anthem, Inc.	4,697,280
38,350	Gilead Sciences, Inc.	3,765,587
56,000	HCA Holdings, Inc.(a)	4,332,160
291,350	Pfizer, Inc.	9,151,303

		29,430,673

	Industrials — 11.3%
22,950	AGCO Corp.	1,070,159
17,000	Alaska Air Group, Inc.	1,350,650
28,800	Boeing Co. (The)	3,771,360
88,511	Delta Air Lines, Inc.	3,971,488
35,223	General Dynamics Corp.	4,859,013
184,550	General Electric Co.	4,654,351
9,650	Huntington Ingalls Industries, Inc.	1,033,997
28,183	Northrop Grumman Corp.	4,676,969
15,950	Orbital ATK, Inc.	1,146,327
24,200	Spirit AeroSystems Holdings, Inc., Class A(a)	1,169,828
44,450	Vectrus, Inc.(a)	979,678

		28,683,820

	Information Technology — 9.8%
27,850	Accenture PLC, Class A	2,736,541
144,800	Activision Blizzard, Inc.	4,472,872
36,100	Apple, Inc.	3,981,830
33,450	Avago Technologies, Ltd.	4,181,585
32,450	CDW Corp.	1,325,907
19,050	Computer Sciences Corp.	1,169,289
22,700	Electronic Arts, Inc.(a)	1,537,925
15,150	Harris Corp.	1,108,223
45,800	Juniper Networks, Inc.	1,177,518
24,350	Keysight Technologies, Inc.(a)	750,954
70,950	Nuance Communications, Inc.(a)	1,161,451
66,800	Western Union Co. (The)	1,226,448

		24,830,543

	Materials — 1.9%
115,500	Dow Chemical Co. (The)	4,897,200

	Telecommunication Services — 3.5%
143,700	AT&T, Inc.	4,681,746
98,550	Verizon Communications, Inc.	4,287,911

		8,969,657

	Utilities — 7.0%
97,950	AES Corp.	958,931
67,200	Consolidated Edison, Inc.	4,492,320
151,500	Exelon Corp.	4,499,550
37,950	FirstEnergy Corp.	1,188,214
3,150	NextEra Energy, Inc.	307,283
112,800	Public Service Enterprise Group, Inc.	4,755,648

Continued

Sterling Capital Behavioral Large Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Utilities — (continued)
32,600	Southern Co. (The)	$1,457,220

		17,659,166

	Total Common Stocks (Cost $238,469,760)	247,390,751

EXCHANGE TRADED FUND — 0.9%
24,296	iShares Russell 1000 Value ETF	2,266,331

	Total Exchange Traded Fund (Cost $2,514,884)	2,266,331

Shares		Fair Value
MONEY MARKET FUND — 1.4%

3,627,173	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	$3,627,173

	Total Money Market Fund (Cost $3,627,173)	3,627,173

Total Investments — 99.8% (Cost $244,611,817)		253,284,255
Net Other Assets (Liabilities) — 0.2%		617,329

NET ASSETS — 100.0%		$253,901,584

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Funds

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 98.2%

	Consumer Discretionary — 22.9%
1,522,600	Ascena Retail Group, Inc.(a)	$21,179,366
370,950	CBS Corp., Class B	14,800,905
783,350	Chico’s FAS, Inc.	12,322,095
838,042	Gentex Corp.	12,989,651
927,200	Interpublic Group of Cos., Inc. (The)	17,737,336
188,250	Kohl’s Corp.	8,717,857
1,642,765	News Corp., Class B	21,060,247
415,185	Omnicom Group, Inc.	27,360,692
249,519	Universal Technical Institute, Inc.	875,812
154,582	Viacom, Inc., Class B	6,670,213

		143,714,174

	Energy — 1.2%
698,645	Noble Corp. PLC	7,622,217

	Financials — 35.9%
707,400	American Capital, Ltd.(a)	8,601,984
1,716,575	Annaly Capital Management, Inc., REIT	16,942,595
23,025	Aspen Insurance Holdings, Ltd.	1,069,972
386,903	Assured Guaranty, Ltd.	9,672,575
958,100	E*TRADE Financial Corp.(a)	25,226,773
331,600	Endurance Specialty Holdings, Ltd.	20,237,548
97,030	Enstar Group, Ltd.(a)	14,554,500
7,000	KCG Holdings, Inc., Class A(a)	76,790
1,359,812	Leucadia National Corp.	27,549,791
385,500	Lincoln National Corp.	18,295,830
32,259	Markel Corp.(a)	25,867,202
360,253	Ryman Hospitality Properties, Inc., REIT	17,735,255
222,200	T. Rowe Price Group, Inc.	15,442,900
606,300	Willis Group Holdings PLC	24,840,111

		226,113,826

	Health Care — 8.7%
131,404	Becton Dickinson & Co.	17,432,055
176,378	Laboratory Corp. of America Holdings(a)	19,131,722
194,322	Zimmer Biomet Holdings, Inc.	18,252,665

		54,816,442

	Industrials — 10.1%
177,650	AGCO Corp.	8,283,819
1,198,620	Civeo Corp.	1,773,958
315,201	EnPro Industries, Inc.	12,346,423
705,400	Hertz Global Holdings, Inc.(a)	11,801,342
349,400	Jacobs Engineering Group, Inc.(a)	13,078,042
564,800	Tetra Tech, Inc.	13,730,288

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
602,200	Uti Worldwide, Inc.(a)	$2,764,098

		63,777,970

	Information Technology — 17.1%
1,217,800	DHI Group, Inc.(a)	8,902,118
99,082	DST Systems, Inc.	10,417,481
253,600	Fidelity National Information Services, Inc.	17,011,488
609,913	II-VI, Inc.(a)	9,807,401
877,300	Knowles Corp.(a)	16,168,639
56,695	MicroStrategy, Inc., Class A(a)	11,138,867
510,320	NCR Corp.(a)	11,609,780
61,850	NeuStar, Inc., Class A(a)	1,682,939
455,300	Symantec Corp.	8,864,691
642,200	Western Union Co. (The)	11,790,792

		107,394,196

	Materials — 2.3%
432,875	Chemtura Corp.(a)	12,388,883
323,100	Rayonier Advanced Materials, Inc.	1,977,372

		14,366,255

	Total Common Stocks (Cost $591,236,590)	617,805,080

MONEY MARKET FUND — 1.9%
11,953,797	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	11,953,797

	Total Money Market Fund (Cost $11,953,797)	11,953,797

Total Investments — 100.1% (Cost $603,190,387)		629,758,877
Net Other Assets (Liabilities) — (0.1)%		(433,114)

NET ASSETS — 100.0%		$629,325,763

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 97.1%

	Consumer Discretionary — 10.3%
9,675	Big Lots, Inc.	$463,626
34,960	Boyd Gaming Corp.(a)	569,848
31,258	Build-A-Bear Workshop, Inc.(a)	590,464
20,049	Caleres, Inc.	612,096
6,675	Children’s Place, Inc. (The)	384,947
22,020	Citi Trends, Inc.	514,828
24,905	Cooper Tire & Rubber Co.	983,997
32,329	Express, Inc.(a)	577,719
10,332	GameStop Corp., Class A	425,782
39,643	Gray Television, Inc.(a)	505,845
36,155	Isle of Capri Casinos, Inc.(a)	630,543
49,837	K12, Inc.(a)	619,972
5,987	Lear Corp.	651,266
11,564	Marriott Vacations Worldwide Corp.	787,971
27,893	MDC Partners, Inc., Class A	514,068
18,977	Movado Group, Inc.	490,176
29,279	PetMed Express, Inc.	471,392
12,230	Pinnacle Entertainment, Inc.(a)	413,863
75,722	Ruby Tuesday, Inc.(a)	470,234
14,198	Scholastic Corp.	553,154
24,327	SeaWorld Entertainment, Inc.	433,264
23,536	Smith & Wesson Holding Corp.(a)	397,052
8,888	Strayer Education, Inc.(a)	488,573
58,820	ZAGG, Inc.(a)	399,388

		12,950,068

	Consumer Staples — 2.8%
51,864	Central Garden & Pet Co., Class A(a)	835,529
34,090	Dean Foods Co.	563,167
16,268	Ingles Markets, Inc., Class A	778,098
5,308	Ingredion, Inc.	463,441
5,322	Sanderson Farms, Inc.	364,930
20,689	SpartanNash Co.	534,811

		3,539,976

	Energy — 3.5%
29,236	Alon USA Energy, Inc.	528,295
80,800	Basic Energy Services, Inc.(a)	266,640
12,659	CVR Energy, Inc.	519,652
24,630	Frank’s International NV	377,578
222,712	Frontline, Ltd.(a)	599,095
23,262	Matrix Service Co.(a)	522,697
37,586	Noble Corp. PLC	410,063
7,837	Pacific Ethanol, Inc.(a)	50,862
53,285	Parker Drilling Co.(a)	140,140
10,171	REX American Resources Corp.(a)	514,856
10,190	Western Refining, Inc.	449,583

		4,379,461

	Financials — 43.3%
27,431	AG Mortgage Investment Trust, Inc., REIT	417,500
12,771	Allied World Assurance Co. Holdings AG	487,469
31,973	American Equity Investment Life Holding Co.	745,291
7,420	American Financial Group, Inc.	511,312
13,976	AMERISAFE, Inc.	695,026
11,732	AmTrust Financial Services, Inc.	738,881
128,536	Anworth Mortgage Asset Corp., REIT	634,968
34,583	Apollo Commercial Real Estate Finance, Inc., REIT	543,299
52,971	Ares Commercial Real Estate Corp., REIT	635,122
14,785	Argo Group International Holdings, Ltd.	836,683

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
69,978	Ashford Hospitality Trust, Inc., REIT	$426,866
10,689	Aspen Insurance Holdings, Ltd.	496,718
7,209	Assurant, Inc.	569,583
17,011	Assured Guaranty, Ltd.	425,275
44,473	Banc of California, Inc.	545,684
41,504	BBCN Bancorp, Inc.	623,390
21,271	Berkshire Hills Bancorp, Inc.	585,803
23,375	BioMed Realty Trust, Inc., REIT	467,033
24,369	BNC Bancorp	541,723
6,983	BOK Financial Corp.	451,870
52,471	Brookline Bancorp, Inc.	532,056
9,933	Cardinal Financial Corp.	228,558
22,339	Cash America International, Inc.	624,822
26,539	Cathay General Bancorp	795,108
24,535	Central Pacific Financial Corp.	514,499
18,914	Chemical Financial Corp.	611,868
33,220	Chimera Investment Corp., REIT	444,151
57,193	CNO Financial Group, Inc.	1,075,800
14,936	Community Trust Bancorp, Inc.	530,377
98,424	CorEnergy Infrastructure Trust, Inc., REIT	435,034
115,886	Cowen Group, Inc., Class A(a)	528,440
28,296	Customers Bancorp, Inc.(a)	727,207
34,837	Dime Community Bancshares, Inc.	588,745
27,342	Employers Holdings, Inc.	609,453
4,286	Enstar Group, Ltd.(a)	642,900
25,597	Enterprise Financial Services Corp.	644,276
10,306	FBL Financial Group, Inc., Class A	634,025
18,490	Federated National Holding Co.	444,130
7,255	Fidelity & Guaranty Life	178,038
35,006	Fidelity Southern Corp.	740,027
26,380	First American Financial Corp.	1,030,667
61,961	First Commonwealth Financial Corp.	563,225
32,662	First Financial Bancorp	623,191
19,415	First Interstate BancSystem, Inc., Class A	540,514
3,117	First Merchants Corp.	81,728
16,034	First NBC Bank Holding Co.(a)	561,831
47,682	First Niagara Financial Group, Inc.	486,833
28,030	Flushing Financial Corp.	561,161
21,343	Forest City Enterprises, Inc., Class A(a)	429,635
12,256	Great Southern Bancorp, Inc.	530,685
6,632	Hanover Insurance Group, Inc. (The)	515,306
15,551	Heartland Financial USA, Inc.	564,346
29,002	HomeStreet, Inc.(a)	669,946
20,865	Horace Mann Educators Corp.	693,135
7,168	Infinity Property & Casualty Corp.	577,311
18,966	INTL. FCStone, Inc.(a)	468,271
44,553	KCG Holdings, Inc., Class A(a)	488,746
48,197	Maiden Holdings, Ltd.	668,974
85,346	MBIA, Inc.(a)	518,904
23,544	Meta Financial Group, Inc.	983,433
8,807	Navigators Group, Inc. (The)(a)	686,770
15,102	Nelnet, Inc., Class A	522,680
65,362	New Residential Investment Corp., REIT	856,242
49,339	Northwest Bancshares, Inc.	641,407
28,064	Old Republic International Corp.	438,921
37,159	Oritani Financial Corp.	580,424
3,175	PartnerRe, Ltd.	440,944
23,800	Peoples Bancorp, Inc.	494,802
14,695	Popular, Inc.	444,230
32,805	Provident Financial Services, Inc.	639,698
53,865	Radian Group, Inc.	856,992

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
29,926	Regional Management Corp.(a)	$463,853
5,618	Reinsurance Group of America, Inc.	508,935
4,441	RenaissanceRe Holdings, Ltd.	472,167
28,009	Selective Insurance Group, Inc.	869,960
15,696	Springleaf Holdings, Inc.(a)	686,229
19,720	Starwood Property Trust, Inc., REIT	404,654
6,404	Taubman Centers, Inc., REIT	442,388
23,327	Territorial Bancorp, Inc.	607,435
21,783	TriCo Bancshares	535,208
26,762	Trustmark Corp.	620,076
48,861	Two Harbors Investment Corp., REIT	430,954
41,225	United Financial Bancorp, Inc.	537,986
21,581	United Fire Group, Inc.	756,414
32,549	Universal Insurance Holdings, Inc.	961,497
10,768	Validus Holdings, Ltd.	485,314
29,638	Walker & Dunlop, Inc.(a)	772,959
34,003	Washington Federal, Inc.	773,568
38,354	Western Asset Mortgage Capital Corp., REIT	483,644
50,955	Wilshire Bancorp, Inc.	535,537
15,186	Wintrust Financial Corp.	811,388
20,265	WSFS Financial Corp.	583,835
24,441	Yadkin Financial Corp.	525,237

		54,339,200

	Health Care — 4.0%
12,696	Amsurg Corp.(a)	986,606
5,066	Cambrex Corp.(a)	201,019
12,152	Centene Corp.(a)	659,003
9,336	Community Health Systems, Inc.(a)	399,301
50,115	Infinity Pharmaceuticals, Inc.(a)	423,472
7,290	LifePoint Health, Inc.(a)	516,861
8,970	Molina Healthcare, Inc.(a)	617,585
29,437	Quality Systems, Inc.	367,374
12,213	Surgical Care Affiliates, Inc.(a)	399,243
21,706	Triple-S Management Corp., Class B(a)	386,584

		4,957,048

	Industrials — 11.5%
35,330	ACCO Brands Corp.(a)	249,783
29,817	Aegion Corp.(a)	491,384
25,493	Aerojet Rocketdyne Holdings, Inc.(a)	412,477
11,832	AGCO Corp.	551,726
10,798	Alaska Air Group, Inc.	857,901
21,857	ArcBest Corp.	563,255
21,512	Comfort Systems USA, Inc.	586,417
18,785	Continental Building Products, Inc.(a)	385,844
18,906	CRA International, Inc.(a)	407,991
30,137	DigitalGlobe, Inc.(a)	573,206
24,983	Douglas Dynamics, Inc.	496,162
27,318	Global Brass & Copper Holdings, Inc.	560,292
37,224	Hawaiian Holdings, Inc.(a)	918,688
22,852	Heidrick & Struggles International, Inc.	444,471
4,220	Huntington Ingalls Industries, Inc.	452,173
11,189	Jacobs Engineering Group, Inc.(a)	418,804
34,425	JetBlue Airways Corp.(a)	887,132
11,622	Kadant, Inc.	453,374
7,778	Kaman Corp.	278,841
22,930	Matson, Inc.	882,576
19,413	MYR Group, Inc.(a)	508,621
11,778	Owens Corning	493,616
23,586	RR Donnelley & Sons Co.	343,412

Shares		Fair Value
COMMON STOCKS — (continued)

	Industrials — (continued)
41,533	SkyWest, Inc.	$692,770
63,308	Titan International, Inc.	418,466
8,195	TrueBlue, Inc.(a)	184,142
12,963	Virgin America, Inc.(a)	443,723
45,611	Wabash National Corp.(a)	483,020

		14,440,267

	Information Technology — 10.9%
7,692	Arrow Electronics, Inc.(a)	425,214
10,303	Avnet, Inc.	439,732
37,569	Blucora, Inc.(a)	517,325
42,231	Brocade Communications Systems, Inc.	438,358
14,637	Cirrus Logic, Inc.(a)	461,212
18,326	Convergys Corp.	423,514
15,141	CSG Systems International, Inc.	466,343
16,045	DTS, Inc.(a)	428,401
66,903	EarthLink Holdings Corp.	520,505
8,834	EchoStar Corp., Class A(a)	380,127
9,224	First Solar, Inc.(a)	394,326
15,898	Ingram Micro, Inc., Class A	433,062
23,625	Insight Enterprises, Inc.(a)	610,706
3,160	Jabil Circuit, Inc.	70,689
86,693	Monster Worldwide, Inc.(a)	556,569
20,011	NETGEAR, Inc.(a)	583,721
22,198	NeuStar, Inc., Class A(a)	604,008
55,811	Photronics, Inc.(a)	505,648
23,920	Progress Software Corp.(a)	617,854
39,105	Sanmina Corp.(a)	835,674
28,377	Sykes Enterprises, Inc.(a)	723,614
21,207	Take-Two Interactive Software, Inc.(a)	609,277
11,944	Tech Data Corp.(a)	818,164
16,874	TeleTech Holdings, Inc.	452,054
23,082	Teradyne, Inc.	415,707
15,563	Tessera Technologies, Inc.	504,397
22,044	Web.com Group, Inc.(a)	464,688

		13,700,889

	Materials — 2.9%
7,784	Avery Dennison Corp.	440,341
19,763	Berry Plastics Group, Inc.(a)	594,273
11,029	Domtar Corp.	394,287
24,559	Graphic Packaging Holding Co.	314,110
8,934	Kaiser Aluminum Corp.	716,953
39,677	Trecora Resources(a)	492,788
14,214	U.S. Concrete, Inc.(a)	679,287

		3,632,039

	Telecommunication Services — 0.6%
49,557	Intelsat SA(a)	318,652
77,545	Iridium Communications, Inc.(a)	476,902

		795,554

	Utilities — 7.3%
25,167	Avista Corp.	836,803
18,525	Black Hills Corp.	765,823
27,597	Empire District Electric Co., (The)	607,962
16,059	Great Plains Energy, Inc.	433,914
16,224	IDACORP, Inc.	1,049,855
15,208	Laclede Group, Inc. (The)	829,292
25,093	NiSource, Inc.	465,475
16,426	OGE Energy Corp.	449,415

Continued

Sterling Capital Behavioral Small Cap Value Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Utilities — (continued)
18,951	ONE Gas, Inc.	$859,049
15,472	Otter Tail Corp.	403,200
8,445	Pinnacle West Capital Corp.	541,662
25,209	Portland General Electric Co.	931,977
16,680	SJW Corp.	512,910
11,524	Westar Energy, Inc.	442,983

		9,130,320

	Total Common Stocks (Cost $112,762,350)	121,864,822

EXCHANGE TRADED FUND — 1.7%
24,088	iShares Russell 2000 Value ETF	2,170,329

	Total Exchange Traded Fund (Cost $2,400,375)	2,170,329

Shares		Fair Value
MONEY MARKET FUND — 0.9%

1,186,045	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	$1,186,045

	Total Money Market Fund (Cost $1,186,045)	1,186,045

Total Investments — 99.7% (Cost $116,348,770)		125,221,196
Net Other Assets (Liabilities) — 0.3%		330,142

NET ASSETS — 100.0%		$125,551,338

(a)	Represents non-income producing security.
(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Special Opportunities Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 97.7%

	Consumer Discretionary — 17.7%
643,000	CBS Corp., Class B	$25,655,700
727,000	Comcast Corp., Class A	41,351,760
1,259,000	Discovery Communications, Inc., Class C(a)	30,581,110
2,263,000	Ford Motor Co.	30,708,910
356,400	Lennar Corp., Class A(b)	17,153,532
755,000	PulteGroup, Inc.	14,246,850

		159,697,862

	Consumer Staples — 7.5%
528,000	Mondelez International, Inc., Class A	22,107,360
495,000	Tyson Foods, Inc., Class A	21,334,500
775,500	Whole Foods Market, Inc.	24,544,575

		67,986,435

	Energy — 0.0%
2,000	EOG Resources, Inc.	145,600

	Financials — 11.7%
647,000	American Campus Communities, Inc., REIT	23,447,280
483,000	Capital One Financial Corp.	35,027,160
387,000	CBRE Group, Inc., Class A(a)	12,384,000
702,920	Ryman Hospitality Properties, Inc., REIT	34,604,751

		105,463,191

	Health Care — 16.5%
521,000	HCA Holdings, Inc.(a)	40,304,560
380,500	MEDNAX, Inc.(a)	29,218,595
848,000	Myriad Genetics, Inc.(a)	31,783,040
285,000	UnitedHealth Group, Inc.	33,062,850
156,460	Zimmer Biomet Holdings, Inc.	14,696,288

		149,065,333

	Industrials — 13.9%
383,000	Expeditors International of Washington, Inc.	18,020,150
322,200	J.B. Hunt Transport Services, Inc.(b)	23,005,080
861,000	Nielsen Holdings PLC	38,288,670
632,000	Verisk Analytics, Inc.(a)	46,711,120

		126,025,020

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — 27.7%
1,360,000	Activision Blizzard, Inc.(b)	$42,010,400
492,000	Akamai Technologies, Inc.(a)(b)	33,977,520
303,000	Autodesk, Inc.(a)	13,374,420
566,000	Check Point Software Technologies, Ltd.(a)	44,900,780
1,371,000	Cisco Systems, Inc.	35,988,750
72,000	Google, Inc., Class C(a)	43,806,240
331,000	Intuit, Inc.	29,376,250
306,000	NCR Corp.(a)	6,961,500

		250,395,860

	Telecommunication Services — 2.7%
754,908	AT&T, Inc.	24,594,903

	Total Common Stocks (Cost $678,647,748)	883,374,204

MONEY MARKET FUND — 2.8%
25,639,941	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	25,639,941

	Total Money Market Fund (Cost $25,639,941)	25,639,941

Total Investments — 100.5% (Cost $704,287,689)		909,014,145
Net Other Assets (Liabilities) — (0.5)%		(4,667,304)

NET ASSETS — 100.0%		$904,346,841

(a)	Represents non-income producing security.
(b)	All or a portion of security was held as collateral for written call options.
(c)	Represents the current yield as of report date.

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Equity Income Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 98.5%

	Consumer Discretionary — 13.8%
1,027,200	Dunkin’ Brands Group, Inc.(a)	$50,332,800
438,310	McDonald’s Corp.	43,186,684
725,600	Omnicom Group, Inc.	47,817,040
1,153,000	Pearson PLC, ADR	19,785,480
314,600	Time Warner Cable, Inc.(a)	56,429,802

		217,551,806

	Consumer Staples — 7.8%
597,000	PepsiCo, Inc.	56,297,100
1,607,000	Unilever PLC, ADR	65,533,460

		121,830,560

	Energy — 10.2%
2,084,003	Kinder Morgan, Inc.	57,685,194
678,800	Occidental Petroleum Corp.	44,902,620
2,174,000	Spectra Energy Corp.	57,110,980

		159,698,794

	Financials — 12.8%
970,000	Discover Financial Services	50,430,300
1,777,000	Host Hotels & Resorts, Inc., REIT	28,094,370
1,898,500	KKR & Co. LP	31,856,830
704,500	MetLife, Inc.	33,217,175
1,119,000	Wells Fargo & Co.	57,460,650

		201,059,325

	Health Care — 18.5%
1,366,000	Abbott Laboratories	54,940,520
831,000	AbbVie, Inc.	45,214,710
400,000	Anthem, Inc.(a)	56,000,000
444,000	Johnson & Johnson	41,447,400
623,000	Novartis AG, ADR	57,266,160
1,158,000	Pfizer, Inc.	36,372,780

		291,241,570

	Industrials — 7.9%
1,718,500	General Electric Co.	43,340,570
283,600	Honeywell International, Inc.	26,854,084
551,900	United Parcel Service, Inc., Class B	54,467,011

		124,661,665

Shares		Fair Value
COMMON STOCKS — (continued)

	Information Technology — 20.6%
754,000	Accenture PLC, Class A	$74,088,040
400,000	International Business Machines Corp.	57,988,000
1,769,000	Maxim Integrated Products, Inc.(a)	59,084,600
1,151,030	Microsoft Corp.	50,944,588
1,146,000	QUALCOMM, Inc.	61,574,580
126,000	Seagate Technology PLC	5,644,800
178,800	Western Digital Corp.	14,203,872

		323,528,480

	Materials — 2.4%
611,500	Scotts Miracle-Gro Co. (The), Class A	37,191,430

	Telecommunication Services — 4.5%
1,641,000	Verizon Communications, Inc.	71,399,910

	Total Common Stocks (Cost $1,348,464,822)	1,548,163,540

MONEY MARKET FUND — 1.2%

19,184,083	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	19,184,083

	Total Money Market Fund (Cost $19,184,083)	19,184,083

Total Investments — 99.7% (Cost $1,367,648,905)		1,567,347,623
Net Other Assets (Liabilities) — 0.3%		3,970,512

NET ASSETS — 100.0%		$1,571,318,135

(a)	All or a portion of security was held as collateral for written call options.

(b)	Represents the current yield as of report date.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 75.6%

	Consumer Discretionary — 1.7%
125,000	Global Eagle Entertainment, Inc.(a)(b)	$1,435,000
65,000	Sizmek, Inc.(a)	389,350

		1,824,350

	Energy — 17.3%
8,950	Anadarko Petroleum Corp.	540,491
20,300	Apache Corp.(b)	794,948
12,000	ARC Resources, Ltd.	158,868
2,500	ARC Resources, Ltd.	33,046
10,000	Baytex Energy Corp.	31,997
6,600	Baytex Energy Corp.	21,120
56,339	Black Stone Minerals LP	777,478
21,000	Bonterra Energy Corp.(b)	315,680
3,000	Calumet Specialty Products Partners LP	72,840
15,900	Canadian Natural Resources, Ltd.	309,255
2,300	Canadian Oil Sands, Ltd.	10,875
24,900	Cenovus Energy, Inc.(b)	377,484
2,700	Cimarex Energy Co.(b)	276,696
2,400	Concho Resources, Inc.(a)(b)	235,920
27,650	ConocoPhillips(b)	1,326,094
12,300	Continental Resources, Inc.(a)(b)	356,331
16,400	Crescent Point Energy Corp.	187,452
19,250	Cross Timbers Royalty Trust	297,990
29,300	Devon Energy Corp.(b)	1,086,737
56,090	Dorchester Minerals LP(b)	811,061
49,801	Enduro Royalty Trust	131,973
22,550	EOG Resources, Inc.(b)	1,641,640
131,000	Freehold Royalties, Ltd.	1,032,673
11,300	Freehold Royalties, Ltd.	91,619
7,000	Laredo Petroleum, Inc.(a)	66,010
5,850	Magellan Midstream Partners LP	351,643
42,200	Marathon Oil Corp.(b)	649,880
10,000	Newfield Exploration Co.(a)	329,000
18,430	Noble Energy, Inc.(b)	556,217
2,575	North European Oil Royalty Trust	25,467
54,000	Northern Oil & Gas, Inc.(a)(b)	238,680
58,280	Pacific Coast Oil Trust(b)	120,057
9,500	PDC Energy, Inc.(a)(b)	503,595
30,063	Permian Basin Royalty Trust(b)	183,685
1,100	Peyto Exploration & Development Corp.	22,874
7,000	Pioneer Natural Resources Co.	851,480
18,200	Plains GP Holdings LP, Class A(b)	318,500
3,000	Royal Dutch Shell PLC, Class B, ADR	142,440
31,762	Sabine Royalty Trust(b)	970,647
5,400	Shell Midstream Partners LP	158,922
18,500	Suncor Energy, Inc.(b)	494,320
3,500	Vermilion Energy, Inc.	112,525
5,588	Western Gas Equity Partners LP(b)	220,335
46,712	Whiting Petroleum Corp.(a)(b)	713,292

		17,949,837

	Financials — 24.6%
13,000	Aflac, Inc.	755,690
108,600	Ambac Financial Group, Inc.(a)(b)	1,571,442
35,599	Ares Management LP	622,270
49,308	Banc of California, Inc.	605,009
63,800	BBX Capital Corp., Class A(a)(b)	1,027,180
18,100	Blackstone Group LP (The)	573,227
62,300	Boston Private Financial Holdings, Inc.(b)	728,910
26,704	Bridge Bancorp, Inc.(b)	713,264
900	Capital One Financial Corp.	65,268

Shares		Fair Value
COMMON STOCKS — (continued)

	Financials — (continued)
56,900	Carlyle Group LP (The)(b)	$955,920
26,300	Citigroup, Inc.(b)	1,304,743
41,800	Colony Capital, Inc., REIT	817,608
211,200	CorEnergy Infrastructure Trust, Inc., REIT	933,504
22,200	Federated Investors, Inc., Class B	641,580
25,900	Fifth Street Asset Management, Inc.(b)	193,473
17,700	Invesco, Ltd.	552,771
15,200	JPMorgan Chase & Co.	926,744
249	Kansas City Life Insurance Co.	11,700
62,200	KKR & Co. LP(b)	1,043,716
5,600	Medley Management, Inc., Class A	37,072
27,400	Morgan Stanley	863,100
85,800	NMI Holdings, Inc., Class A(a)	652,080
47,726	OM Asset Management PLC	735,935
40,200	Oppenheimer Holdings, Inc., Class A(b)	804,402
32,100	Peapack Gladstone Financial Corp.	679,557
18,500	Popular, Inc.(b)	559,255
17,700	Primerica, Inc.	797,739
11,700	Prudential Financial, Inc.	891,657
39,400	Radian Group, Inc.	626,854
16,500	Raymond James Financial, Inc.(b)	818,895
29,772	Sabra Health Care REIT, Inc.(b)	690,115
38,500	SunTrust Banks, Inc.(b)	1,472,240
5,391	Virtus Investment Partners, Inc.(b)	541,795
34,000	Voya Financial, Inc.(b)	1,318,180

		25,532,895

	Health Care — 17.8%
10,000	AAC Holdings, Inc.(a)(b)	222,500
12,000	Acadia Healthcare Co., Inc.(a)(b)	795,240
2,422	Accretive Health, Inc.(a)	6,007
1,702	Adeptus Health, Inc., Class A(a)(b)	137,454
37,445	Amedica Corp.(a)(b)	11,683
3,379	Amsurg Corp.(a)(b)	262,582
3,359	Anacor Pharmaceuticals, Inc.(a)	395,388
23,366	Arrowhead Research Corp.(a)	134,588
9,000	Axovant Sciences, Ltd.(a)	116,280
11,772	Boston Scientific Corp.(a)(b)	193,178
7,588	Brookdale Senior Living, Inc.(a)	174,220
16,820	Capital Senior Living Corp.(a)(b)	337,241
3,884	Celgene Corp.(a)	420,132
17,940	Cempra, Inc.(a)(b)	499,450
1,346	Centene Corp.(a)	72,994
5,623	Coherus Biosciences, Inc.(a)	112,685
7,521	Eagle Pharmaceuticals, Inc.(a)	556,780
6,548	Edwards Lifesciences Corp.(a)(b)	930,929
34,546	Endocyte, Inc.(a)(b)	158,221
11,926	Endologix, Inc.(a)	146,213
9,664	Exact Sciences Corp.(a)	173,855
29,823	Fate Therapeutics, Inc.(a)(b)	158,957
27,673	Fluidigm Corp.(a)(b)	224,428
14,996	Globus Medical, Inc., Class A(a)(b)	309,817
9,345	HCA Holdings, Inc.(a)(b)	722,929
12,000	HealthSouth Corp.(b)	460,440
5,335	Hill-Rom Holdings, Inc.(b)	277,367
10,966	Horizon Pharma PLC(a)	217,346
9,212	ICON PLC(a)(b)	653,776
1,056	Illumina, Inc.(a)	185,666
19,500	Imprivata, Inc.(a)	346,515
11,018	Intra-Cellular Therapies, Inc.(a)	441,161
21,000	K2M Group Holdings, Inc.(a)(b)	390,600

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Health Care — (continued)
35,071	LDR Holding Corp.(a)(b)	$1,211,002
4,500	Medtronic PLC(b)	301,230
9,619	Nabriva Therapeutics AG, ADR(a)	91,381
60,586	Neovasc, Inc.(a)(b)	299,295
7,440	NuVasive, Inc.(a)(b)	358,757
5,422	Ophthotech Corp.(a)	219,699
14,746	Otonomy, Inc.(a)(b)	262,626
7,545	Pacira Pharmaceuticals, Inc.(a)	310,099
3,701	Pfenex, Inc.(a)	55,552
9,314	PharMerica Corp.(a)(b)	265,170
7,000	Portola Pharmaceuticals, Inc.(a)(b)	298,340
10,911	ProQR Therapeutics NV(a)	158,973
6,000	Radius Health, Inc.(a)(b)	415,860
6,517	RadNet, Inc.(a)	36,169
9,477	Raptor Pharmaceutical Corp.(a)	57,336
10,438	Relypsa, Inc.(a)(b)	193,207
12,039	Sarepta Therapeutics, Inc.(a)	386,572
10,947	Spark Therapeutics, Inc.(a)(b)	456,818
17,616	Streamline Health Solutions, Inc.(a)	40,341
6,884	Surgical Care Affiliates, Inc.(a)(b)	225,038
17,000	Team Health Holdings, Inc.(a)(b)	918,510
26,000	Tenet Healthcare Corp.(a)(b)	959,920
13,245	VCA, Inc.(a)(b)	697,349

		18,465,866

	Information Technology — 10.4%
4,000	Apple, Inc.	441,200
35,500	Cisco Systems, Inc.(b)	931,875
403,602	Extreme Networks, Inc.(a)	1,356,103
528,284	ID Systems, Inc.(a)(b)	1,695,792
22,728	Interactive Intelligence Group, Inc.(a)	675,249
2,500	International Business Machines Corp.	362,425
56,020	Intralinks Holdings, Inc.(a)	464,406
15,800	Lexmark International, Inc., Class A	457,884
67,064	LivePerson, Inc.(a)	507,004
32,182	Microsoft Corp.	1,424,375
26,786	Model N, Inc.(a)	268,128
174,955	Numerex Corp., Class A(a)(b)	1,523,858
100,000	Redknee Solutions, Inc.(a)	288,498
11,800	Seachange International, Inc.(a)	74,340
131,905	YuMe, Inc.(a)	341,634

		10,812,771

	Telecommunication Services — 3.8%
135,709	Boingo Wireless, Inc.(a)(b)	1,123,671
122,521	inContact, Inc.(a)	920,133
93,031	magicJack VocalTec, Ltd.(a)(b)	828,906
187,874	Vonage Holdings Corp.(a)(b)	1,104,699

		3,977,409

	Total Common Stocks (Cost $97,028,582)	78,563,128

Shares		Fair Value
PREFERRED STOCKS — 1.0%

	Financials — 1.0%
225,410	Fannie Mae, Series R, 7.625%(b)	$980,533
2,239	Freddie Mac, 6.420%	16,121

	Total Preferred Stocks (Cost $1,647,007)	996,654

Contracts
CALL OPTIONS PURCHASED — 0.0%

	Health Care — 0.0%
123	Air Methods Corp., Expires 01/15/16, Strike Price $45	4,920

	Total Call Options Purchased (Cost $62,135)	4,920

Shares
WARRANTS — 1.8%

	Financials — 1.8%
339,150	Bank of America Corp., (Issued/exercisable 01/09/09, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $30.79)(b)	94,962
28,800	Capital One Financial Corp., (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $42.13)(b)	897,696
4,874	JPMorgan Chase & Co. (Issued/exercisable 10/28/08, 1 Share for 1 Warrant, Expires 10/28/18, Strike Price $42.28)	97,041
217,400	Zions Bancorporation, (Issued/exercisable 05/20/10, 1 Share for 1 Warrant, Expires 05/22/20, Strike Price $36.40)(b)	719,594
52,309	Zions Bancorporation, (Issued/exercisable 11/14/08, 1 Share for 1 Warrant, Expires 11/14/18, Strike Price $36.27)(b)	102,003

	Total Warrants (Cost $2,739,421)	1,911,296

Principal Amount
CORPORATE BONDS — 1.6%

	Information Technology — 1.6%
$2,000,000	ServiceSource International, Inc., 1.500%, 8/1/18	1,660,000

	Total Corporate Bonds (Cost $1,645,953)	1,660,000

Total Long-Term Investments — 80.0% (Cost $103,123,098)		83,135,998

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
MONEY MARKET FUND — 16.0%

16,625,240	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	$16,625,240

	Total Money Market Fund (Cost $16,625,240)	16,625,240

Total Investments Before Investments Sold Short — 96.0% (Cost $119,748,338)		99,761,238

INVESTMENTS SOLD SHORT — (26.9)%

	Consumer Staples — 0.0%
(418)	Walgreens Boots Alliance, Inc.	(34,736)

	Energy — (2.6)%
(10,000)	BP Prudhoe Bay Royalty Trust, Class B	(410,900)
(10,000)	Callon Petroleum Co.(a)	(72,900)
(10,000)	Exxon Mobil Corp.	(743,500)
(24,500)	Helmerich & Payne, Inc.	(1,157,870)
(3,000)	PrairieSky Royalty, Ltd.(d)	(56,292)
(21,000)	Unit Corp.(a)	(236,460)
(3,400)	Vanguard Natural Resources, LLC	(25,840)

		(2,703,762)

	Exchange Traded Funds — (1.2)%
(10,600)	Direxion Daily Financial Bear 3X Shares(a)	(136,422)
(12,000)	Energy Select Sector SPDR Fund	(734,400)
(3,091)	Health Care Select Sector SPDR Fund	(204,717)
(500)	iShares Nasdaq Biotechnology ETF	(151,665)

		(1,227,204)

	Financials — (10.1)%
(31,000)	American Homes 4 Rent, Class A, REIT	(498,480)
(26,700)	American Residential Properties, Inc., REIT	(461,109)
(35,500)	Astoria Financial Corp.	(571,550)
(41,800)	Capitol Federal Financial, Inc.	(506,616)
(15,100)	Dime Community Bancshares, Inc.	(255,190)
(3,900)	Federal Realty Investment Trust, REIT	(532,155)
(8,900)	Financial Engines, Inc.	(262,283)
(52,600)	First Commonwealth Financial Corp.	(478,134)
(15,200)	FirstMerit Corp.	(268,584)
(13,900)	Gaming and Leisure Properties, Inc., REIT	(412,830)
(15,900)	Hancock Holding Co.	(430,095)
(15,939)	Iron Mountain, Inc., REIT	(494,428)
(32,300)	LendingClub Corp.(a)	(427,329)
(26,800)	Mack-Cali Realty Corp., REIT	(505,984)
(25,400)	New York Community Bancorp, Inc.	(458,724)
(39,600)	Northwest Bancshares, Inc.	(514,800)
(34,400)	Old National Bancorp	(479,192)
(30,900)	People’s United Financial, Inc.	(486,057)
(8,224)	Prosperity Bancshares, Inc.	(403,881)
(32,300)	Silver Bay Realty Trust Corp., REIT	(517,123)
(2,600)	Simon Property Group, Inc., REIT	(477,672)
(7,100)	Taubman Centers, Inc., REIT	(490,468)
(50,200)	Valley National Bancorp	(493,968)

		(10,426,652)

	Health Care — (5.8)%
(2,165)	Acorda Therapeutics, Inc.(a)	(57,394)
(2,645)	Albany Molecular Research, Inc.(a)	(46,076)
(3,868)	Amedisys, Inc.(a)	(146,868)
(4,184)	AmerisourceBergen Corp.	(397,438)
(15,401)	AstraZeneca PLC, ADR	(490,060)

Shares		Fair Value
INVESTMENTS SOLD SHORT — (continued)

	Health Care — (continued)
(3,802)	Chemed Corp.	$(507,453)
(2,300)	Computer Programs & Systems, Inc.	(96,899)
(1,707)	DexCom, Inc.(a)	(146,563)
(1,958)	Diplomat Pharmacy, Inc.(a)	(56,253)
(2,244)	Dyax Corp.(a)	(42,838)
(504)	Haemonetics Corp.(a)	(16,289)
(3,124)	INC Research Holdings, Inc., Class A(a)	(124,960)
(19,979)	Isis Pharmaceuticals, Inc.(a)	(807,551)
(9,374)	Luminex Corp.(a)	(158,514)
(11,000)	Medicines Co. (The)(a)	(417,560)
(9,018)	Medivation, Inc.(a)	(383,265)
(9,344)	Merck & Co., Inc.	(461,500)
(5,641)	Natera, Inc.(a)	(61,205)
(8,000)	Neogen Corp.(a)	(359,920)
(7,260)	PRA Health Sciences, Inc.(a)	(281,906)
(6,000)	Repligen Corp.(a)	(167,100)
(4,000)	Retrophin, Inc.(a)	(81,040)
(6,375)	Seattle Genetics, Inc.(a)	(245,820)
(8,813)	Teva Pharmaceutical Industries, Ltd., ADR	(497,582)

		(6,052,054)

	Industrials — (0.4)%
(4,669)	Danaher Corp.	(397,846)

	Information Technology — (6.8)%
(10,000)	Akamai Technologies, Inc.(a)	(690,600)
(13,000)	Alibaba Group Holding, Ltd., ADR(a)	(766,610)
(70,692)	Angie’s List, Inc.(a)	(356,288)
(10,000)	ARRIS Group, Inc.(a)	(259,700)
(10,000)	Box, Inc., Class A(a)	(125,800)
(15,000)	Carbonite, Inc.(a)	(166,950)
(5,000)	Check Point Software Technologies, Ltd.(a)	(396,650)
(10,000)	HomeAway, Inc.(a)	(265,400)
(7,500)	Juniper Networks, Inc.	(192,825)
(4,500)	NetSuite, Inc.(a)	(377,550)
(20,000)	NVIDIA Corp.	(493,000)
(10,000)	Oracle Corp.	(361,200)
(25,000)	Polycom, Inc.(a)	(262,000)
(10,000)	Seagate Technology PLC	(448,000)
(15,000)	Splunk, Inc.	(830,250)
(25,000)	Symantec Corp.	(486,750)
(2,500)	Teradata Corp.(a)	(72,400)
(31,700)	Violin Memory, Inc.(a)	(43,746)
(26,200)	Western Union Co. (The)	(481,032)

		(7,076,751)

Total Investments Sold Short — (26.9)% (Cost $(31,142,735))		(27,919,005)

Total Investments — 69.1% (Cost $88,605,603)		71,842,233
Net Other Assets (Liabilities) — 30.9%		32,075,428

NET ASSETS — 100.0%		$103,917,661

(a)	Represents non-income producing security.

(b)	Represents that all or a portion of the security was pledged as collateral in connection with short sales.

(c)	Represents the current yield as of report date.

(d)	Security was fair valued under methods approved by the Board.

Continued

Sterling Capital Long/Short Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

ADR — American Depositary Receipt

ETF — Exchange Traded Funds

REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
COMMON STOCKS — 96.1%

	Australia — 4.4%
16,350	AGL Energy, Ltd.	$184,013
6,675	Bank of Queensland, Ltd.	54,645
36,400	Dexus Property Group, REIT	183,563
3,600	Macquarie Group, Ltd.	195,103
75,725	Qantas Airways, Ltd.(a)	198,807
8,325	WorleyParsons, Ltd.	34,850

		850,981

	Belgium — 1.1%
3,175	KBC Groep NV	200,794

	China — 0.8%
196,700	Yangzijiang Shipbuilding Holdings, Ltd.	157,282

	Denmark — 1.9%
4,825	ISS A/S	160,271
4,075	Vestas Wind Systems A/S	211,855

		372,126

	Finland — 1.9%
5,625	Nokian Renkaat OYJ	182,091
11,700	UPM-Kymmene OYJ	175,626

		357,717

	France — 9.7%
1,075	Christian Dior SE	201,407
15,875	Credit Agricole SA	182,765
2,925	Electricite de France SA	51,649
14,800	Orange SA	224,358
11,025	Peugeot SA(a)	167,058
3,700	Sanofi	352,242
4,850	Societe Generale	216,753
12	Technip SA	568
850	Unibail-Rodamco SE, REIT	220,308
3,925	Vinci SA	249,587

		1,866,695

	Germany — 7.0%
1,850	Allianz SE	290,624
1,025	Continental AG	218,927
2	Deutsche Telekom AG	36
2,100	Hannover Rueck SE	215,106
1,325	Henkel AG & Co. KGaA	117,115
2,000	Merck KGaA	177,074
4,525	METRO AG	125,198
4,150	ProSiebenSat.1 Media AG	203,706

		1,347,786

	Hong Kong — 4.1%
55,275	BOC Hong Kong Holdings, Ltd.	163,021
17,775	CK Hutchison Holdings, Ltd.	231,211
11,450	Hang Seng Bank, Ltd.	206,540
50,000	Yue Yuen Industrial Holdings, Ltd.	186,023

		786,795

	Ireland — 1.2%
3,300	Shire PLC	225,594

	Israel — 2.3%
101,375	Bezeq The Israeli Telecommunication Corp., Ltd.	194,012
4,350	Teva Pharmaceutical Industries, Ltd.	245,836

		439,848

Shares		Fair Value
COMMON STOCKS — (continued)

	Italy — 2.1%
66,350	Intesa Sanpaolo SpA	$213,806
8,625	Prysmian SpA	178,274

		392,080

	Japan — 24.4%
42,000	Aozora Bank, Ltd.	145,669
1,300	Central Japan Railway Co.	209,596
15,400	Daicel Corp.	189,047
10,900	Daiichi Sankyo Co., Ltd.	189,136
5,200	Fuji Heavy Industries, Ltd.	187,119
2,400	FUJIFILM Holdings Corp.	89,717
8,800	Idemitsu Kosan Co., Ltd.	134,802
12,300	Iida Group Holdings Co., Ltd.	192,427
17,600	ITOCHU Corp.	186,054
7,100	Japan Tobacco, Inc.	220,243
49,600	JX Holdings, Inc.	179,102
15,900	Konica Minolta, Inc.	167,503
11,600	Medipal Holdings Corp.	184,057
35,600	Mitsubishi Chemical Holdings Corp.	185,890
47,000	Mitsubishi Materials Corp.	142,806
4,100	Mixi, Inc.	140,315
123,900	Mizuho Financial Group, Inc.	231,768
15,100	Nexon Co., Ltd.	201,881
5,600	NHK Spring Co., Ltd.	54,300
6,400	Nippon Telegraph & Telephone Corp.	225,431
6,800	Otsuka Holdings Co., Ltd.	217,135
10,400	Santen Pharmaceutical Co., Ltd.	139,626
31,000	Sumitomo Chemical Co., Ltd.	156,759
3,000	Sumitomo Mitsui Financial Group, Inc.	113,761
55,000	Teijin, Ltd.	167,062
7,100	Toyota Motor Corp.	415,690

		4,666,896

	Netherlands — 2.7%
3,825	Boskalis Westminster	167,431
2,900	Heineken Holding NV	206,760
4,700	Wolters Kluwer NV	144,946

		519,137

	Singapore — 2.0%
69,000	Ascendas REIT	113,674
5,300	Jardine Cycle & Carriage, Ltd.	100,701
96,600	Wilmar International, Ltd.	174,790

		389,165

	Spain — 1.5%
750	ACS Actividades de Construccion y Servicios SA	21,579
30,575	Banco Bilbao Vizcaya Argentaria SA	258,540

		280,119

	Sweden — 4.8%
9,875	Boliden AB	154,624
10,350	Industrivarden AB, Class C	181,797
18,950	Nordea Bank AB	211,416
5,850	Securitas AB, Class B	71,546
5,650	Skandinaviska Enskilda Banken AB, Class A	60,428
950	Svenska Cellulosa AB, Class B	26,583
1,225	Swedbank AB, Class A	27,097
325	Swedish Match AB	9,824

Continued

Sterling Capital Behavioral International Equity Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Shares		Fair Value
COMMON STOCKS — (continued)

	Sweden — (continued)
33,725	TeliaSonera AB	$182,040

		925,355

	Switzerland — 9.0%
2,575	Adecco SA	188,582
3,500	Aryzta AG	148,342
7,600	Coca-Cola HBC AG	160,881
6,475	Credit Suisse Group AG	155,639
114,525	Glencore PLC	158,968
1,375	Lonza Group AG	180,422
1,775	Pargesa Holding SA	104,168
100	Roche Holding AG	26,547
2,625	Swiss Re AG	225,218
12,725	Transocean, Ltd.	164,146
825	Zurich Insurance Group AG	202,543

		1,715,456

	United Kingdom — 15.2%
23,275	Aviva PLC	159,190
33,321	Direct Line Insurance Group PLC	189,067
4,225	easyJet PLC	114,050
25,200	ICAP PLC	174,536
5,650	Imperial Tobacco Group PLC	292,097
25,850	Marks & Spencer Group PLC	196,221
25,525	Meggitt PLC	184,140
20,975	National Grid PLC	292,121
6,600	Persimmon PLC	200,879
14,775	Petrofac, Ltd.	172,076
27,200	Royal Mail PLC	188,994
8,900	SSE PLC	201,433
3,975	Unilever PLC	161,900
33,275	William Hill PLC	176,977
10,275	WPP PLC	213,915

		2,917,596

	Total Common Stocks (Cost $19,270,946)	18,411,422

EXCHANGE TRADED FUND — 1.1%

	United States — 1.1%
3,552	iShares MSCI EAFE ETF	203,601

	Total Exchange Traded Fund (Cost $210,438)	203,601

Shares		Fair Value
MONEY MARKET FUND — 2.4%

	United States — 2.4%
452,930	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	$452,930

	Total Money Market Fund (Cost $452,930)	452,930

Total Investments — 99.6% (Cost $19,934,314)		19,067,953
Net Other Assets (Liabilities) — 0.4%		83,914

NET ASSETS — 100.0%		$19,151,867

(a)	Represents non-income producing security.

(b)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

REIT — Real Estate Investment Trust

Sector	Percentage of net assets
Consumer Discretionary	15.9%
Consumer Staples	8.6%
Energy	3.6%
Exchange Traded Fund	1.1%
Financials	25.6%
Health Care	10.1%
Industrials	14.2%
Information Technology	3.1%
Materials	6.9%
Money Market Fund	2.4%
Telecommunication Services	4.3%
Utilities	3.8%

99.6%

See accompanying notes to the Financial Statements.

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 19.4%

$261,562	AmeriCredit Automobile Receivables Trust, Series 2012-4, Class B, 1.310%, 11/8/17	$261,676
425,000	AmeriCredit Automobile Receivables Trust, Series 2012-4, Class C, 1.930%, 8/8/18	427,376
380,000	AmeriCredit Automobile Receivables Trust, Series 2013-5, Class C, 2.290%, 11/8/19	383,867
500,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2010-5A, Class A, 3.150%, 3/20/17(a)	502,919
400,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2011-3A, Class A, 3.410%, 11/20/17(a)	408,988
445,000	Capital Auto Receivables Asset Trust, Series 2014-1, Class A4, 1.690%, 10/22/18	447,762
450,000	Capital Auto Receivables Asset Trust, Series 2013-1, Class C, 1.740%, 10/22/18	451,778
300,000	Capital One Multi-Asset Execution Trust, Series 2006-A3, Class A3, 5.050%, 12/17/18	304,850
242,681	CarMax Auto Owner Trust, Series 2013-4, Class A3, 0.800%, 7/16/18	242,655
570,000	CarMax Auto Owner Trust, Series 2014-1, Class A3, 0.790%, 10/15/18	569,226
280,000	CarMax Auto Owner Trust, Series 2013-3, Class C, 2.150%, 5/15/19	282,478
500,000	Citibank Credit Card Issuance Trust, Series 2013-A3, Class A3, 1.110%, 7/23/18	501,507
379,142	Enterprise Fleet Financing, LLC, Series 2014-1, Class A2, 0.870%, 9/20/19(a)	378,735
435,362	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	434,607
300,000	Enterprise Fleet Financing, LLC, Series 2015-2, Class A2, 1.590%, 2/22/21(a)	300,943
525,000	Fifth Third Auto Trust, Series 2014-2, Class A3, 0.890%, 11/15/18	525,122
992	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.869%, 3/25/35(b)	991
420,000	Hyundai Auto Receivables Trust, Series 2012-C, Class B, 1.060%, 6/15/18	419,744
42,965	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.384%, 1/25/36(b)	42,588
77,205	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.454%, 11/25/35(b)	76,400
102,075	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.944%, 3/25/35(b)	101,396
414,774	RAMP Trust, Series 2005-RZ4, Class A3, 0.594%, 11/25/35(b)	410,966
250,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	250,538
354,540	Santander Drive Auto Receivables Trust, Series 2013-1, Class B, 1.160%, 1/15/19	354,586
325,000	Santander Drive Auto Receivables Trust, Series 2014-2, Class B, 1.620%, 2/15/19	325,657
66,169	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-OPT1, Class A4, 0.354%, 4/25/36(b)	66,045

	Total Asset Backed Securities (Cost $8,469,609)	8,473,400

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
$ 81,231	Fannie Mae, Series 2009-114, Class AC, 2.500%, 12/25/23	$82,187
63,974	Fannie Mae, Series 2006-90, Class BE, 6.000%, 4/1/35	65,153
73,048	Morgan Stanley Mortgage Loan Trust, Series 2005-5AR, Class 1A3, 0.464%, 9/25/35(b)	72,792

	Total Collateralized Mortgage Obligations (Cost $220,530)	220,132

COMMERCIAL MORTGAGE-BACKED SECURITIES — 17.8%
28,008	Banc of America Commercial Mortgage Trust, Series 2006-2, Class A4, 5.948%, 5/10/45(b)	28,275
540,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/1/46	557,270
312,495	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	318,683
23,392	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.515%, 11/10/42(b)	23,371
410,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AJ, 5.795%, 4/1/38(b)	417,288
201,798	CD Mortgage Trust, Series 2006-CD2, Class A4, 5.487%, 1/15/46(b)	201,955
326,687	COMM Mortgage Trust, Series 2006-C7, Class A4, 5.954%, 6/10/46(b)	331,505
400,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/1/46	416,364
162,993	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(b)	162,943
538,326	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, 5.814%, 6/12/43(b)	545,247
493,918	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM, 5.450%, 12/15/44(b)	493,665
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	513,865
188,050	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	194,799
465,536	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	483,187
5,610	LB-UBS Commercial Mortgage Trust, Series 2004-C1, Class A4, 4.568%, 1/15/31	5,663
500,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.494%, 1/12/44(b)	501,729
306,442	Morgan Stanley Capital I Trust, Series 2006-T23, Class A4, 6.017%, 8/12/41(b)	312,481
241,000	Morgan Stanley Capital I Trust, Series 2005-HQ7, Class AM, 5.397%, 11/14/42(b)	240,900
590,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.636%, 3/12/44(b)	593,551
500,000	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM, 5.773%, 7/12/44(b)	512,653
458,616	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	469,798

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)
$447,759	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.308%, 11/1/48	$460,484

	Total Commercial Mortgage-Backed Securities (Cost $8,082,091)	7,785,676

CORPORATE BONDS — 58.0%

	Consumer Discretionary —5.4%
200,000	D.R. Horton, Inc., 6.500%, 4/15/16	203,750
300,000	Daimler Finance North America, LLC, 3.000%, 3/28/16(a)	302,933
300,000	ERAC USA Finance, LLC, 1.400%, 4/15/16(a)	300,195
425,000	Ford Motor Credit Co., LLC, 0.956%, 3/27/17(b)	419,016
250,000	General Motors Financial Co., Inc., 2.750%, 5/15/16	251,533
300,000	Hyundai Capital America, 1.875%, 8/9/16(a)	301,450
300,000	Omnicom Group, Inc., 5.900%, 4/15/16	307,336
250,000	Viacom, Inc., 6.250%, 4/30/16	257,160

		2,343,373

	Consumer Staples — 2.2%
225,000	Cargill, Inc., 1.900%, 3/1/17(a)	226,825
250,000	Dr Pepper Snapple Group, Inc., 2.900%, 1/15/16	251,464
250,000	Kraft Heinz Foods Co., 2.000%, 7/2/18(a)	250,348
250,000	Reynolds American, Inc., 3.500%, 8/4/16(a)	253,936

		982,573

	Energy — 3.4%
250,000	BP Capital Markets PLC, 3.200%, 3/11/16	252,933
265,000	Kinder Morgan Energy Partners LP, 4.100%, 11/15/15	265,751
200,000	Kinder Morgan, Inc., 7.000%, 6/15/17	213,207
250,000	Magellan Midstream Partners LP, 5.650%, 10/15/16	260,611
175,000	Petrobras Global Finance BV, 3.875%, 1/27/16	171,937
300,000	Transcontinental Gas Pipe Line Co., LLC, 6.400%, 4/15/16	308,585

		1,473,024

	Financials — 38.0%
200,000	Abbey National Treasury Services PLC, GMTN, 1.179%, 8/24/18(b)	200,285
450,000	ABN AMRO Bank NV, 1.094%, 10/28/16(a)(b)	451,705
175,000	Ally Financial, Inc., 2.750%, 1/30/17	173,668
325,000	American Express Co., 0.919%, 5/22/18(b)	324,580
288,000	American International Group, Inc., 5.050%, 10/1/15	288,000
320,000	Associated Banc-Corp, 5.125%, 3/28/16	324,880
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.000%, 2/26/16(a)	450,437
300,000	Capital One Bank USA NA, BKNT, 1.150%, 11/21/16	299,263
500,000	Citigroup, Inc., 5.300%, 1/7/16	506,003
350,000	CNA Financial Corp., 6.500%, 8/15/16	365,763
445,000	Countrywide Financial Corp., 6.250%, 5/15/16	457,633
300,000	Credit Suisse, GMTN, 0.822%, 5/26/17(b)	298,982
373,000	DDR Corp., REIT, 9.625%, 3/15/16	386,176
250,000	Eksportfinans ASA, 2.375%, 5/25/16	250,350

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$263,000	Endurance Specialty Holdings, Ltd., 6.150%, 10/15/15	$263,356
375,000	ERP Operating LP, REIT, 5.125%, 3/15/16	381,955
250,000	Essex Portfolio LP, REIT, 5.500%, 3/15/17	262,967
185,000	Fifth Third Bancorp, 0.765%, 12/20/16(b)	183,855
320,000	HCP, Inc., REIT, 3.750%, 2/1/16	322,723
250,000	Highwoods Realty LP, REIT, 5.850%, 3/15/17	266,101
190,000	HSBC Finance Corp., 5.500%, 1/19/16	192,552
220,000	Huntington National Bank (The), BKNT, 1.300%, 11/20/16	220,224
200,000	International Lease Finance Corp., 5.750%, 5/15/16	203,000
340,000	Jefferies Group, LLC, 3.875%, 11/9/15	340,876
540,000	JPMorgan Chase & Co., 5.150%, 10/1/15	540,000
305,000	Kilroy Realty LP, REIT, 5.000%, 11/3/15	305,912
450,000	Kimco Realty Corp., REIT, MTN, 5.783%, 3/15/16	459,180
250,000	Liberty Mutual Group, Inc., 6.700%, 8/15/16(a)	261,809
223,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	233,322
300,000	Macquarie Group, Ltd., 1.297%, 1/31/17(a)(b)	301,356
300,000	Manufacturers & Traders Trust Co., BKNT, 1.250%, 1/30/17	299,957
500,000	Morgan Stanley, 1.064%, 1/5/18(b)	499,810
305,000	MUFG Union Bank NA, BKNT, 5.950%, 5/11/16	314,004
419,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	436,974
255,000	National Retail Properties, Inc., REIT, 6.150%, 12/15/15	257,562
425,000	PNC Funding Corp., 2.700%, 9/19/16	431,057
250,000	Principal Life Global Funding II, 1.125%, 2/24/17(a)	249,917
250,000	Raymond James Financial, Inc., 4.250%, 4/15/16	254,100
175,000	Realogy Group, LLC/Sunshine Group Florida, Ltd. (The), 3.375%, 5/1/16(a)	174,125
228,000	Realty Income Corp., REIT, 5.500%, 11/15/15	229,094
300,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	316,942
300,000	Royal Bank of Scotland Group PLC, 1.875%, 3/31/17	299,262
285,000	Senior Housing Properties Trust, REIT, 4.300%, 1/15/16	285,588
250,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	261,165
425,000	Sumitomo Mitsui Banking Corp., 0.900%, 1/18/16	425,089
365,000	SunTrust Banks, Inc., 3.600%, 4/15/16	369,526
275,000	Symetra Financial Corp., 6.125%, 4/1/16(a)	281,036
400,000	UBS AG, 7.000%, 10/15/15	400,689
116,000	US Bancorp, 3.442%, 2/1/16	116,982
250,000	Ventas Realty LP, REIT, 1.250%, 4/17/17	248,865
155,000	Vereit Operating Partnership LP, REIT, 2.000%, 2/6/17	151,900
425,000	Wells Fargo & Co., 1.250%, 7/20/16	426,829
350,000	Welltower, REIT, Inc., 6.200%, 6/1/16	360,835

		16,608,221

	Health Care — 2.3%
200,000	AbbVie, Inc., 1.200%, 11/6/15	200,086
415,000	Actavis Funding SCS, 1.416%, 3/12/18(b)	413,464

Continued

Sterling Capital Ultra Short Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Health Care — (continued)
$375,000	Zimmer Holdings, Inc., 1.450%, 4/1/17	$374,247

		987,797

	Industrials — 1.3%
200,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	199,500
165,000	Norfolk Southern Corp., 5.750%, 1/15/16	167,244
200,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 3/15/16(a)	201,221

		567,965

	Materials — 1.3%
200,000	Ecolab, Inc., 3.000%, 12/8/16	203,845
360,000	Glencore Finance Canada, Ltd., 2.050%, 10/23/15(a)	359,640

		563,485

	Telecommunication Services — 0.6%
241,000	Verizon Communications, Inc., 2.500%, 9/15/16	244,311

	Utilities — 3.5%
215,000	Dominion Gas Holdings, LLC, 1.050%, 11/1/16	215,054
404,000	Progress Energy, Inc., 5.625%, 1/15/16	409,520
340,000	PSEG Power, LLC, 5.500%, 12/1/15	342,510
250,000	Sempra Energy, 6.500%, 6/1/16	258,778
325,000	Southern Co. (The), 1.950%, 9/1/16	327,483

		1,553,345

	Total Corporate Bonds (Cost $25,362,738)	25,324,094

MUNICIPAL BONDS — 1.7%

	Illinois — 0.6%
250,000	State of Illinois, Public Improvements G.O., Series A (AGM), 5.000%, 6/1/17	263,480

	New Jersey — 0.5%
210,000	New Jersey Economic Development Authority, Pension Funding Revenue Bonds, Series B (NATL), OID, 0.000%, 2/15/17	202,629

	New York — 0.2%
100,000	Metropolitan Transportation Authority, Transit Improvements Revenue, Series A2, 5.000%, 11/15/15	100,607

	Puerto Rico — 0.4%
175,000	Puerto Rico Municipal Finance Agency, Public Improvements, G.O., Series A, Callable 11/9/15 @ 100 (AGM, Government GTD), 5.250%, 8/1/18	175,059

	Total Municipal Bonds (Cost $742,166)	741,775

Shares		Fair Value
PREFERRED STOCKS — 0.5%

	Financials — 0.5%
3,850	Hudson Pacific Properties, Inc., REIT, Series B, 8.375%	$97,328
4,500	Kite Realty Group Trust, REIT, Series A, 8.250%	114,120

		211,448

	Total Preferred Stocks (Cost $213,442)	211,448

MONEY MARKET FUND — 1.7%

728,705	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	728,705

	Total Money Market Fund (Cost $728,705)	728,705

Total Investments — 99.6% (Cost $43,819,281)		43,485,230
Net Other Assets (Liabilities) — 0.4%		193,434

NET ASSETS — 100.0%		$43,678,664

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 12.3%

$ 631,334	AmeriCredit Automobile Receivables Trust, Series 2012-5, Class B, 1.120%, 11/8/17	$631,475
267,872	AmeriCredit Automobile Receivables Trust, Series 2012-1, Class C, 2.670%, 1/8/18	268,857
680,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/8/19	677,733
1,250,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2012-3A, Class A, 2.100%, 3/20/19(a)	1,259,165
930,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2013-1A, Class A, 1.920%, 9/20/19(a)	933,427
650,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.550%, 9/21/20	656,557
783,651	Enterprise Fleet Financing, LLC, Series 2014-2, Class A2, 1.050%, 3/20/20(a)	782,293
1,000,000	Enterprise Fleet Financing, LLC, Series 2015-2, Class A3, 2.090%, 2/22/21(a)	1,008,767
1,459	First Franklin Mortgage Loan Trust, Series 2005-FF5, Class M1, 0.869%, 3/25/35(b)	1,458
500,000	Ford Credit Auto Owner Trust, Series 2012-D, Class B, 1.010%, 5/15/18	499,957
350,000	Hertz Vehicle Financing, LLC, Series 2013-1A, Class A1, 1.120%, 8/25/17(a)	350,250
950,000	Hyundai Auto Receivables Trust, Series 2013-B, Class B, 1.450%, 2/15/19	952,675
63,016	Mastr Asset Backed Securities Trust, Series 2006-NC1, Class A3, 0.384%, 1/25/36(b)	62,463
50,008	Nomura Home Equity Loan, Inc., Home Equity Loan Trust, Series 2006-HE1, Class A3, 0.404%, 2/25/36(b)	49,959
70,810	Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2005-4, Class A3, 0.454%, 11/25/35(b)	70,072
187,597	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.944%, 3/25/35(b)	186,349
700,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	701,506
337,000	Santander Drive Auto Receivables Trust, Series 2013-5, Class C, 2.250%, 6/17/19	340,038
1,000,000	Santander Drive Auto Receivables Trust, Series 2015-1, Class B, 1.970%, 11/15/19	1,006,996
500,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	502,061

	Total Asset Backed Securities (Cost $10,917,963)	10,942,058

COLLATERALIZED MORTGAGE OBLIGATIONS — 1.8%

151,951	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	160,063
176,927	Fannie Mae, Series 2003-66, Class PA, 3.500%, 2/25/33	182,617
65,338	Fannie Mae, Series 2005-67, Class HG, 5.500%, 1/25/35	69,945
116,364	Fannie Mae, Series 2009-100, Class PA, 4.500%, 4/25/39	121,471
129,664	Freddie Mac, Series 2770, Class UE, 4.500%, 3/15/19	134,391
735,000	Ginnie Mae, Series 2013-165, Class PB, 3.000%, 3/20/41	757,088
84,483	PHHMC Trust, Series 2007-6, Class A1, 5.357%, 12/18/37(b)	83,913

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$ 68,385	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	$70,431

	Total Collateralized Mortgage Obligations (Cost $1,570,101)	1,579,919

COMMERCIAL MORTGAGE-BACKED SECURITIES — 14.4%

549,429	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(b)	558,433
621,545	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	653,152
62,212	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.515%, 11/10/42(b)	62,157
37,775	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	37,777
673,010	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(a)	667,582
740,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	780,897
475,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	490,450
120,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.899%, 12/1/49(b)	126,717
655,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/1/46	681,796
615,000	COMM Mortgage Trust, Series 2007-C9, Class A4, 5.989%, 12/10/49(b)	652,014
143,434	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(b)	143,390
537,055	Commercial Mortgage Trust, Series 2007-GG9, Class A4, 5.444%, 3/10/39	557,485
493,918	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class AM, 5.450%, 12/15/44(b)	493,665
316,130	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	322,926
600,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	616,638
211,556	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-CB18, Class A4, 5.440%, 6/12/47	219,148
172,248	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2007-LDPX, Class A3, 5.420%, 1/15/49	178,779
500,000	Merrill Lynch Mortgage Trust, Series 2005-LC1, Class AM, 5.494%, 1/12/44(b)	501,729
580,000	ML-CFC Commercial Mortgage Trust, Series 2007-8, Class A3, 6.073%, 8/12/49(b)	615,231
900,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A2, 1.689%, 12/15/48	901,794
669,795	Morgan Stanley Capital I Trust, Series 2006-T23, Class A4, 6.017%, 8/12/41(b)	682,994
530,000	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.360%, 11/1/41	546,790

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$692,914	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.461%, 1/11/43(b)	$751,709
394,000	Morgan Stanley Capital I Trust, Series 2006-HQ9, Class AM, 5.773%, 7/12/44(b)	403,970
326,181	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(b)	332,214
320,166	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	327,972
500,000	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A3, 3.998%, 3/15/44(a)	527,114

	Total Commercial Mortgage-Backed Securities (Cost $13,453,085)	12,834,523

CORPORATE BONDS — 65.7%

	Consumer Discretionary —4.9%
500,000	CBS Corp., 4.625%, 5/15/18	531,672
535,000	Daimler Finance North America, LLC, 2.375%, 8/1/18(a)	535,774
400,000	ERAC USA Finance, LLC, 6.375%, 10/15/17(a)	436,807
500,000	Ford Motor Credit Co., LLC, 6.625%, 8/15/17	539,779
400,000	General Motors Financial Co., Inc., 2.400%, 4/10/18	396,926
164,000	Hanesbrands, Inc., 6.375%, 12/15/20	169,740
395,000	Hyundai Capital America, 1.450%, 2/6/17(a)	394,783
400,000	Interpublic Group of Cos., Inc. (The), 2.250%, 11/15/17	400,982
500,000	Nordstrom, Inc., 6.250%, 1/15/18	552,710
355,000	Whirlpool Corp., 1.350%, 3/1/17	355,062

		4,314,235

	Consumer Staples — 1.8%
750,000	Kraft Heinz Foods Co., 2.000%, 7/2/18(a)	751,045
175,000	Reynolds American, Inc., 3.500%, 8/4/16(a)	177,755
250,000	Reynolds American, Inc., 2.300%, 6/12/18	252,689
455,000	Walgreens Boots Alliance, Inc., 1.750%, 11/17/17	456,686

		1,638,175

	Energy — 9.9%
400,000	Chevron Phillips Chemical Co., LLC / Chevron Phillips Chemical Co. LP, 1.700%, 5/1/18(a)	399,096
455,000	CNOOC Finance, Ltd., 1.750%, 5/9/18	449,935
250,000	Columbia Pipeline Group, Inc., 2.450%, 6/1/18(a)	250,483
310,000	ConocoPhillips Co., 1.500%, 5/15/18	309,714
500,000	Enbridge Energy Partners LP, Series B, 6.500%, 4/15/18	543,495
560,000	Energy Transfer Partners LP, 6.125%, 2/15/17	588,533
500,000	Enterprise Products Operating, LLC, 1.650%, 5/7/18	496,590
570,000	FMC Technologies, Inc., 2.000%, 10/1/17	568,354
530,000	Kinder Morgan, Inc., 7.000%, 6/15/17	564,999
375,000	Magellan Midstream Partners LP, 5.650%, 10/15/16	390,916
400,000	National Oilwell Varco, Inc., 1.350%, 12/1/17	396,974
360,000	Petrobras Global Finance BV, 3.875%, 1/27/16	353,700

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$ 450,000	Phillips 66, 2.950%, 5/1/17	$460,369
380,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	402,436
585,000	Plains All American Pipeline LP/PAA Finance Corp., 6.125%, 1/15/17	615,161
500,000	Southern Natural Gas Co., LLC, 5.900%, 4/1/17(a)	526,601
260,000	Spectra Energy Capital, LLC, 6.200%, 4/15/18	281,621
233,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/18(a)	221,933
300,000	Transcontinental Gas Pipe Line Co., LLC, 6.400%, 4/15/16	308,585
425,000	Western Gas Partners LP, 2.600%, 8/15/18	425,947
250,000	Williams Partners LP/Williams Partners Finance Corp., 7.250%, 2/1/17	266,009

		8,821,451

	Financials — 34.3%
425,000	Abbey National Treasury Services PLC, GMTN, 2.000%, 8/24/18	426,703
475,000	ABN AMRO Bank NV, 4.250%, 2/2/17(a)	491,756
400,000	Aflac, Inc., 2.650%, 2/15/17	408,509
365,000	Ally Financial, Inc., 3.600%, 5/21/18	360,894
1,000,000	Bank of America Corp., 5.750%, 12/1/17	1,080,944
450,000	Bank of Montreal, 1.400%, 4/10/18	447,111
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 1.700%, 3/5/18(a)	447,351
550,000	BNP Paribas SA, MTN, 2.400%, 12/12/18	557,386
400,000	Caisse Centrale Desjardins, 1.550%, 9/12/17(a)	399,876
600,000	Capital One NA, BKNT, 1.650%, 2/5/18	594,056
380,000	Charles Schwab Corp., MTN (The), 6.375%, 9/1/17	414,495
350,000	CIT Group, Inc., 4.250%, 8/15/17	354,375
1,000,000	Citigroup, Inc., 2.550%, 4/8/19	1,009,123
395,000	CNA Financial Corp., 6.500%, 8/15/16	412,790
600,000	Compass Bank, BKNT, 1.850%, 9/29/17	599,877
650,000	Credit Suisse/New York NY, 1.700%, 4/27/18	647,442
250,000	Essex Portfolio LP, REIT, 5.500%, 3/15/17	262,967
325,000	Fifth Third Bank, MTN, 2.150%, 8/20/18	327,485
300,000	First Data Corp., 6.750%, 11/1/20(a)	313,500
948,000	General Electric Capital Corp., GMTN, 5.625%, 9/15/17	1,032,588
390,000	HCP, Inc., MTN, REIT, 6.300%, 9/15/16	406,866
575,000	HSBC Bank USA NA, BKNT, 6.000%, 8/9/17	618,034
575,000	Huntington National Bank (The), 1.375%, 4/24/17	571,931
400,000	ING Bank NV, 2.050%, 8/17/18(a)	401,883
415,000	International Lease Finance Corp., 8.750%, 3/15/17	446,125
465,000	iStar, Inc., REIT, 4.000%, 11/1/17	447,563
645,000	Jackson National Life Global Funding, 2.300%, 4/16/19(a)	649,016
935,000	JPMorgan Chase Bank NA, BKNT, 6.000%, 10/1/17	1,010,370
320,000	Kilroy Realty LP, REIT, 5.000%, 11/3/15	320,956
450,000	Kimco Realty Corp., REIT, MTN, 4.300%, 2/1/18	472,812
500,000	Lloyds Bank PLC, 1.750%, 3/16/18	500,165
505,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	528,376
340,000	Manufacturers & Traders Trust Co., BKNT, 1.250%, 1/30/17	339,951

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$ 880,000	Morgan Stanley, 4.750%, 3/22/17	$921,869
445,000	MUFG Union Bank NA, 2.625%, 9/26/18	452,424
1,000,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	1,042,898
455,000	National Rural Utilities Cooperative Finance Corp., MTN, 0.950%, 4/24/17	454,345
330,000	Nordea Bank AB, 1.250%, 4/4/17(a)	329,872
375,000	PACCAR Financial Corp., MTN, 1.450%, 3/9/18	375,473
355,000	PNC Funding Corp., 5.625%, 2/1/17	373,866
500,000	Pricoa Global Funding I, 2.200%, 5/16/19(a)	503,549
350,000	Principal Financial Group, Inc., 1.850%, 11/15/17	352,172
555,000	Prologis LP, 4.500%, 8/15/17	582,335
250,000	Realogy Group, LLC, 7.625%, 1/15/20(a)	260,625
600,000	Regions Financial Corp., 2.000%, 5/15/18	599,525
570,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	602,189
500,000	Royal Bank of Scotland Group PLC, 1.875%, 3/31/17	498,770
500,000	Simon Property Group LP, REIT, 1.500%, 2/1/18(a)	499,176
350,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	365,630
255,000	Standard Chartered Bank, 6.400%, 9/26/17(a)	274,405
500,000	State Street Corp., 4.956%, 3/15/18	533,289
600,000	Sumitomo Mitsui Banking Corp., GMTN, 1.350%, 7/11/17	597,980
440,000	Symetra Financial Corp., 6.125%, 4/1/16(a)	449,658
207,000	Transatlantic Holdings, Inc., 5.750%, 12/14/15	208,901
350,000	UBS AG, MTN, 5.875%, 7/15/16	362,309
500,000	UBS, MTN, 1.375%, 8/14/17	498,500
525,000	Ventas Realty LP / Ventas Capital Corp., REIT, 4.000%, 4/30/19	552,315
330,000	Vereit Operating Partnership LP, REIT, 2.000%, 2/6/17	323,400
600,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 1.750%, 9/15/17(a)	596,002
525,000	Welltower Inc., REIT, 4.700%, 9/15/17	553,195

		30,467,948

	Health Care — 5.2%
550,000	Actavis Funding SCS, 2.350%, 3/12/18	552,188
200,000	Bayer U.S. Finance, LLC, 1.500%, 10/6/17(a)	200,587
450,000	Boston Scientific Corp., 2.650%, 10/1/18	455,491
300,000	Celgene Corp., 2.125%, 8/15/18	302,376
285,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/18	291,413
440,000	DENTSPLY International, Inc., 2.750%, 8/15/16	445,618
670,000	Express Scripts Holding Co., 1.250%, 6/2/17	667,934
475,000	Humana, Inc., 7.200%, 6/15/18	540,579
330,000	Medtronic, Inc., 1.500%, 3/15/18	328,677
320,000	Tenet Healthcare Corp., 8.000%, 8/1/20	330,400
500,000	Zimmer Holdings, Inc., 2.000%, 4/1/18	500,624

		4,615,887

	Industrials — 4.5%
450,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	448,875
400,000	Dover Corp., 5.450%, 3/15/18	437,907
350,000	Equifax, Inc., 6.300%, 7/1/17	377,345

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Industrials — (continued)
$ 295,000	LSB Industries, Inc., 7.750%, 8/1/19	$279,881
450,000	Norfolk Southern Corp., 5.750%, 4/1/18	492,120
575,000	Penske Truck Leasing Co. LP / PTL Finance Corp., 3.375%, 3/15/18(a)	591,181
350,000	Service Corp. International, 7.000%, 6/15/17	375,375
500,000	United Technologies Corp., STEP, 1.778%, 5/4/18	499,036
485,000	Waste Management, Inc., 6.100%, 3/15/18	535,123

		4,036,843

	Information Technology — 0.5%
395,000	Altera Corp., 1.750%, 5/15/17	396,903

	Materials — 1.9%
250,000	Cemex SAB de CV, 9.500%, 6/15/18(a)	269,925
545,000	Glencore Finance Canada, Ltd., 2.700%, 10/25/17(a)	490,227
484,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	509,410
450,000	Vale Overseas, Ltd., 6.250%, 1/11/16	453,042

		1,722,604

	Telecommunication Services — 2.4%
330,000	America Movil SAB de CV, 2.375%, 9/8/16	333,274
500,000	CC Holdings GS V, LLC/Crown Castle GS III Corp., 2.381%, 12/15/17	503,501
295,000	Level 3 Financing, Inc., 8.625%, 7/15/20	308,275
1,000,000	Verizon Communications, Inc., 2.550%, 6/17/19	1,012,893

		2,157,943

	Utilities — 0.3%
280,000	PSEG Power, LLC, 2.450%, 11/15/18	279,322

	Total Corporate Bonds (Cost $58,738,988)	58,451,311

FOREIGN GOVERNMENT BOND — 0.5%

	Columbia — 0.5%
400,000	Colombia Government International Bond, 7.375%, 1/27/17	429,000

	Total Foreign Government Bond (Cost $430,778)	429,000

MORTGAGE-BACKED SECURITIES — 0.0%

	Fannie Mae — 0.0%
8,375	6.500%, 4/1/16, Pool #253706	8,441

	Total Mortgage-Backed Securities (Cost $8,375)	8,441

MUNICIPAL BONDS — 3.4%

	Arizona — 0.6%
500,000	Arizona School Facilities Board, Refunding Certificate of Participation, Taxable, Series A-1, 1.474%, 9/1/17	505,155

	Hawaii — 0.5%
445,000	Hawaii State Highway Revenue, Refunding, Taxable, Series C, 1.600%, 1/1/18	453,032

Continued

Sterling Capital Short Duration Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Illinois — 0.3%
$250,000	Chicago, IL, Midway International Airport Refunding Revenue, Taxable, Series C, 1.320%, 1/1/16	$250,555

	Maine — 0.3%
250,000	Maine Municipal Bond Bank, Miscellaneous Purpose Revenue, Taxable, 1.708%, 6/1/16	251,903

	New Jersey — 0.3%
320,000	New Jersey Economic Development Authority, School Facilities Construction Refunding Revenue, Series 00, 1.059%, 3/1/16	318,800

	Puerto Rico — 0.4%
325,000	Puerto Rico Municipal Finance Agency, Public Improvements, G.O., Series A, Callable 11/9/2015 @ 100 (AGM, Government GTD), 5.250%, 8/1/18	325,111

	South Carolina — 0.6%
500,000	South Carolina State Public Service Authority, Libor Index Refunding Revenue, Taxable, Series D, Callable 12/1/15 @ 100, 1.293%, 6/1/16(b)	500,495

	Washington — 0.4%
390,000	Providence Health & Services Obligated Group Revenue, Taxable, 1.276%, 10/1/17(b)	391,395

	Total Municipal Bonds (Cost $2,980,076)	2,996,446

Shares		Fair Value
PREFERRED STOCKS — 0.7%

	Financials — 0.7%
5,755	Ally Financial, Inc., Series A, 8.500%	$149,227
8,089	Hudson Pacific Properties, Inc., REIT, Series B, 8.375%	204,490
10,000	Kite Realty Group Trust, REIT, Series A, 8.250%	253,600

		607,317

	Total Preferred Stocks (Cost $621,333)	607,317

MONEY MARKET FUND — 1.2%

1,055,828	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	1,055,828

	Total Money Market Fund (Cost $1,055,828)	1,055,828

Total Investments — 100.0% (Cost $89,776,527)		88,904,843
Net Other Assets (Liabilities) — 0.0%		(25,161)

NET ASSETS — 100.0%		$88,879,682

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

GTD — Guaranteed

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 1.2%
	Asset Backed Securities — 1.2%
$ 250,000	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	$254,058
110,000	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	110,938

	Total Asset Backed Securities (Cost $360,000)	364,996

COLLATERALIZED MORTGAGE OBLIGATIONS — 6.4%
943,062	Fannie Mae, Series 2010-129, Class NA, 3.500%, 3/25/25	979,812
559,279	Freddie Mac, Series 3644, Class BA, 4.500%, 2/15/29	577,772
360,212	Ginnie Mae, Series 1999-17, Class F, 0.509%, 5/16/29(a)	362,574

	Total Collateralized Mortgage Obligations (Cost $1,894,705)	1,920,158

CORPORATE BONDS — 3.3%
	Financials — 3.3%
500,000	Morgan Stanley, 2.125%, 4/25/18	502,945
100,000	National Rural Utilities Cooperative Finance Corp., MTN, 0.950%, 4/24/17	99,856
200,000	State Street Corp., 2.550%, 8/18/20	202,643
200,000	Wells Fargo & Co., GMTN, 2.600%, 7/22/20	202,017

	Total Corporate Bonds (Cost $987,754)	1,007,461

MORTGAGE-BACKED SECURITIES — 8.8%
	Fannie Mae — 8.1%
1,833,097	3.584%, 9/1/20, Pool #FN0000	1,954,064
220,060	5.500%, 1/1/33, Pool #678321	247,089
210,752	6.000%, 7/1/37, Pool #938378	227,361

		2,428,514

	Ginnie Mae — 0.7%
207,108	5.000%, 11/20/38, Pool #4283	218,756

	Total Mortgage-Backed Securities (Cost $2,465,557)	2,647,270

MUNICIPAL BONDS — 4.5%
	California — 2.0%
500,000	State of California, Public School Improvements, Refunding Revenue, G.O., Callable 3/1/25 @ 100, 5.000%, 3/1/27	605,580

	New York — 1.4%
225,000	New York City Transitional Finance Authority, Future Tax Secured Revenue, Public Improvements, Series A-1, Callable 8/1/24 @ 100, 5.000%, 8/1/32	261,018
150,000	New York, NY, Public Improvements, Taxable, G.O., Series A-1, 3.823%, 10/1/16	154,627

		415,645

	Texas — 0.2%
60,000	Bexar County, TX, Build America Bonds, Public Improvements G.O., Taxable, Series C, Callable 6/15/19 @ 100, 6.628%, 6/15/39	68,214

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Washington — 0.9%
$ 225,000	State of Washington, Refunding G.O., Series R-H, Callable 1/1/25 @ 100, 5.000%, 7/1/28	$269,352

	Total Municipal Bonds (Cost $1,343,878)	1,358,791

U.S. GOVERNMENT AGENCIES — 40.7%

	Fannie Mae — 14.3%
1,000,000	1.250%, 10/16/24, STEP	1,000,479
1,000,000	2.750%, 4/3/28, STEP	1,000,650
200,000	2.350%, 4/28/28, STEP	199,773
1,000,000	6.250%, 5/15/29	1,387,135
500,000	7.125%, 1/15/30	749,253

		4,337,290

	Federal Farm Credit Bank — 13.8%
500,000	0.875%, 5/22/17	500,042
3,000,000	4.670%, 2/27/18	3,262,635
400,000	3.150%, 10/15/24	400,374

		4,163,051

	Federal Home Loan Bank — 7.4%
2,250,000	0.375%, 2/19/16	2,250,511

	Freddie Mac — 5.2%
500,000	4.875%, 6/13/18	552,421
500,000	2.375%, 1/13/22	514,955
500,000	3.000%, 8/27/27	493,945

		1,561,321

	Total U.S. Government Agencies (Cost $11,910,161)	12,312,173

U.S. TREASURY NOTES — 31.4%

500,000	2.125%, 12/31/15	502,559
601,210	2.000%, 1/15/16(b)	599,535
1,081,200	0.125%, 4/15/16(b)	1,070,585
1,000,000	3.000%, 8/31/16	1,023,737
1,000,000	3.000%, 2/28/17	1,035,339
250,000	1.875%, 9/30/17	256,048
1,018,500	0.125%, 4/15/19(b)	1,015,026
500,000	1.250%, 4/30/19	502,683
509,550	0.125%, 4/15/20(b)	506,266
500,000	1.625%, 8/15/22	495,768
750,000	2.000%, 2/15/23	759,902
511,405	0.625%, 1/15/24(b)	508,934
1,135,000	2.750%, 2/15/24	1,206,292

	Total U.S. Treasury Notes (Cost $9,519,131)	9,482,674

Shares
MONEY MARKET FUND — 3.3%

996,234	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	996,234

	Total Money Market Fund (Cost $996,234)	996,234

Continued

Sterling Capital Intermediate U.S. Government Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Fair Value
Total Investments — 99.6% (Cost $29,477,420)	$30,089,757
Net Other Assets (Liabilities) — 0.4%	128,134

NET ASSETS — 100.0%	$30,217,891

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(b)	Inflation protection security. Principal amount periodically adjusted for inflation.
(c)	Represents the current yield as of report date.

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN - Medium Term Note

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 12.3%

$3,000,000	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class B, 1.870%, 12/9/19	$3,019,665
4,120,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class B, 1.880%, 3/9/20	4,114,936
1,047,816	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.534%, 11/25/35(a)	1,016,586
3,330,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-1A, Class A, 2.460%, 7/20/20(b)	3,378,811
9,154,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b)	9,199,331
2,320,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 1.594%, 10/25/34(a)	2,323,383
1,018,000	CarMax Auto Owner Trust, Series 2013-2, Class A4, 0.840%, 11/15/18	1,011,288
2,478,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	2,570,216
2,000,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/23	2,089,940
3,210,000	Discover Card Execution Note Trust, Series 2014-A4, Class A4, 2.120%, 12/15/21	3,270,701
6,360,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.634%, 1/25/36(a)	5,881,047
6,034,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/26(b)	6,119,997
4,000,000	Ford Credit Auto Owner Trust, Series 2015-1, Class A, 2.120%, 7/15/26(b)	4,019,740
3,000,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.664%, 6/25/35(a)	2,793,909
1,759,711	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.394%, 1/25/36(a)	1,696,721
1,349,553	New Century Home Equity Loan Trust, Series 2003-4, Class M1, 1.319%, 10/25/33(a)	1,296,671
3,550,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 0.884%, 5/25/35(a)	3,348,956
468,993	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WHQ1, Class M2, 0.944%, 3/25/35(a)	465,872
2,680,000	RAMP Trust, Series 2005-RZ4, Class M2, 0.694%, 11/25/35(a)	2,318,264
4,500,000	Santander Drive Auto Receivables Trust, Series 2014-5, Class B, 1.760%, 9/16/19	4,526,555
2,418,000	Santander Drive Auto Receivables Trust, Series 2015-3, Class B, 2.070%, 4/15/20	2,431,744
7,910,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class B, 2.260%, 6/15/20	7,942,613
3,702,670	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.514%, 10/25/35(a)	3,591,227
3,850,000	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	3,882,842

	Total Asset Backed Securities (Cost $81,807,329)	82,311,015

COLLATERALIZED MORTGAGE OBLIGATIONS — 7.4%

599,179	Adjustable Rate Mortgage Trust, Series 2004-5, Class 4A1, 2.705%, 4/25/35(a)	584,825
762,071	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	791,570

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$1,260,217	Banc of America Funding Trust, Series 2006-2, Class 3A1, 6.000%, 3/25/36	$1,285,943
196,924	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	199,964
173,751	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	181,740
866,123	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	912,360
246,116	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	256,192
92,882	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	93,143
636,783	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	673,242
222,329	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	230,027
1,110,385	Fannie Mae, Series 2013-133, Class AV, 4.000%, 12/25/26	1,217,392
2,149,157	Fannie Mae, Series 2014-39, Class VP, 3.000%, 8/1/27	2,250,959
3,070,011	Fannie Mae, Series 2011-38, Class D, 4.500%, 5/25/41	3,415,323
5,132,942	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/1/44(a)(b)	5,185,754
1,631,929	Freddie Mac, Series 3768, Class V, 4.000%, 11/15/23	1,774,600
3,054,838	Freddie Mac, Series 4387, Class VM, 4.000%, 11/1/25	3,330,225
2,092,884	Freddie Mac, Series 4287, Class V, 4.500%, 10/1/26	2,333,016
364,574	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	386,948
3,024,336	Freddie Mac, Series 4331, Class V, 4.000%, 11/1/28	3,313,420
777,982	Freddie Mac, Series 3632, Class PK, 5.000%, 2/15/40	862,117
3,772,373	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	4,010,221
2,192,452	Freddie Mac, Series 4328, Class KD, 3.000%, 8/15/43	2,286,017
990,761	Ginnie Mae, Series 2008-51, Class PG, 5.000%, 6/20/38	1,074,753
968,627	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	997,091
858,723	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	863,099
158,592	MASTR Asset Securitization Trust, Series 2003-4, Class 5A1, 5.500%, 5/25/33	163,163
371,766	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	373,682
812,335	PHHMC Trust, Series 2007-6, Class A1, 5.357%, 12/18/37(a)	806,854
86,892	RAAC Trust, Series 2004-SP3, Class AI5, 4.890%, 12/25/32(a)	88,712
1,086,701	RAAC Trust, Series 2004-SP1, Class AI3, STEP, 6.118%, 3/25/34	1,117,691

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$ 958,905	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	$1,004,039
509,773	Residential Asset Securitization Trust, Series 2004-IP2, Class 4A, 2.533%, 12/25/34(a)	496,636
1,412,239	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	1,424,937
1,218,261	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 4A1, 2.451%, 6/25/34(a)	1,217,008
403,633	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	411,926
223,815	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	228,413
136,921	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	139,207
1,016,061	Wells Fargo Mortgage Backed Securities Trust, Series 2004-BB, Class A2, 2.623%, 1/25/35(a)	1,020,757
414,232	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	423,245
1,980,855	Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR16, Class 6A3, 2.734%, 10/25/35(a)	1,991,611
220,338	Wells Fargo Mortgage Backed Securities Trust, Series 2007-16, Class 1A1, 6.000%, 12/28/37	226,930

	Total Collateralized Mortgage Obligations (Cost $48,724,346)	49,644,752

COMMERCIAL MORTGAGE-BACKED SECURITIES — 15.3%

3,220,165	Banc of America Commercial Mortgage Trust, Series 2006-3, Class A4, 5.889%, 7/10/44(a)	3,272,934
1,710,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/1/46	1,764,687
3,955,634	Banc of America Commercial Mortgage Trust, Series 2006-5, Class A4, 5.414%, 9/10/47	4,033,967
2,995,688	Banc of America Commercial Mortgage Trust, Series 2007-5, Class A4, 5.492%, 2/10/51	3,148,025
622,119	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-1, Class AJ, 5.515%, 11/10/42(a)	621,567
294,643	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	294,659
4,882,785	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	4,843,406
2,500,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T28, Class AM, 5.835%, 9/1/42(a)	2,682,033
2,085,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW18, Class A4, 5.700%, 6/11/50	2,200,230
2,838,000	CD Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.322%, 12/11/49	2,930,309
1,575,000	Citigroup Commercial Mortgage Trust, Series 2007-C6, Class A4, 5.899%, 12/1/49(a)	1,663,165
3,545,000	COMM Mortgage Trust, Series 2013-CR12, Class A4, 4.046%, 10/1/46	3,839,444

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$4,050,000	COMM Mortgage Trust, Series 2006-C8, Class AM, 5.347%, 12/1/46	$4,215,685
1,208,000	COMM Mortgage Trust, Series 2014-LC17, Class A5, 3.917%, 10/10/47	1,289,551
1,344,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/1/47	1,398,302
1,500,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.230%, 12/10/49(a)	1,593,945
1,392,682	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	1,392,261
1,081,034	Credit Suisse Commercial Mortgage Trust, Series 2007-C4, Class A4, 6.147%, 9/1/39(a)	1,142,936
2,524,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	2,693,388
1,397,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	1,495,874
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/1/43(b)	4,389,012
2,030,809	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class A4, 5.552%, 5/12/45	2,074,462
2,350,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	2,415,165
4,000,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	4,348,572
1,951,238	LB-UBS Commercial Mortgage Trust, Series 2007-C1, Class A4, 5.424%, 2/15/40	2,027,350
1,730,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.369%, 9/15/45(a)	1,882,794
3,299,495	Merrill Lynch Mortgage Trust, Series 2008-C1, Class A4, 5.690%, 2/12/51	3,513,639
660,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	702,464
4,176,141	Morgan Stanley Capital I Trust, Series 2008-T29, Class A4, 6.461%, 1/11/43(a)	4,530,491
2,390,000	Morgan Stanley Capital I Trust, Series 2006-HQ8, Class AM, 5.636%, 3/12/44(a)	2,404,383
4,000,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class B, 5.564%, 9/1/47(a)(b)	4,493,524
640,000	Morgan Stanley Capital I Trust, Series 2011-C1, Class C, 5.564%, 9/1/47(a)(b)	710,666
4,535,000	Morgan Stanley Capital I Trust, Series 2007-IQ14, Class A5, 5.696%, 4/15/49(a)	4,785,699
1,050,000	Wachovia Bank Commercial Mortgage Trust, Series 2004-C11, Class B, 5.306%, 1/15/41(a)	1,056,549
579,361	Wachovia Bank Commercial Mortgage Trust, Series 2007-C30, Class A3, 5.246%, 12/15/43	583,492
1,908,042	Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class A3, 5.765%, 7/15/45(a)	1,943,333
2,125,209	Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class A4, 5.572%, 10/15/48	2,177,027
2,000,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2, 4.393%, 11/15/43(b)	2,181,264

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$ 825,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class A4, 4.869%, 2/15/44(a)(b)	$922,062
2,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	2,195,626
1,000,000	WF-RBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 3/15/44(b)	1,095,503
250,000	WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class AS, 3.660%, 8/15/45	260,397
3,716,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	3,908,816
1,008,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	1,073,077

	Total Commercial Mortgage-Backed Securities (Cost $105,245,307)	102,191,735

CORPORATE BONDS — 41.5%

	Consumer Discretionary — 3.7%
1,393,000	21st Century Fox America, Inc., 5.400%, 10/1/43	1,475,705
1,450,000	CBS Corp., 4.600%, 1/15/45	1,276,357
2,365,000	Comcast Corp., 4.200%, 8/15/34	2,332,779
2,875,000	Daimler Finance North America, LLC, 1.600%, 8/3/17(b)	2,857,195
1,300,000	ERAC USA Finance, LLC, 5.625%, 3/15/42(b)	1,394,082
1,306,000	Ford Motor Co., 7.450%, 7/16/31	1,622,328
2,915,000	Ford Motor Credit Co., LLC, 0.956%, 3/27/17(a)	2,873,957
1,655,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	1,632,709
905,000	Grupo Televisa SAB, 6.000%, 5/15/18	985,545
1,309,000	Hanesbrands, Inc., 6.375%, 12/15/20	1,354,815
1,633,000	Lear Corp., 5.375%, 3/15/24	1,633,000
1,015,000	Lowe’s Cos., Inc., 5.800%, 4/15/40	1,205,188
1,300,000	Omnicom Group, Inc., 3.650%, 11/1/24	1,276,582
1,615,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	1,833,025
1,250,000	Viacom, Inc., 5.850%, 9/1/43	1,157,199

		24,910,466

	Consumer Staples — 1.0%
1,665,000	Altria Group, Inc., 5.375%, 1/31/44	1,810,106
1,322,000	CVS Health Corp., 6.125%, 9/15/39	1,601,346
2,413,000	Reynolds American, Inc., 5.850%, 8/15/45	2,684,631
583,000	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	590,868

		6,686,951

	Energy — 4.7%
1,200,000	Buckeye Partners LP, 4.150%, 7/1/23	1,101,815
1,475,000	CNOOC Nexen Finance, 4.250%, 4/30/24	1,486,210
1,600,000	Continental Resources, Inc., 7.125%, 4/1/21	1,646,000
1,425,000	Enable Midstream Partners LP, 5.000%, 5/15/44(b)	1,055,895
1,697,000	Energy Transfer Partners LP, 4.050%, 3/15/25	1,499,697
1,330,000	EnLink Midstream Partners LP, 5.050%, 4/1/45	1,126,846
1,180,000	Enterprise Products Operating, LLC, 5.950%, 2/1/41	1,215,619
1,250,000	Hess Corp., 5.600%, 2/15/41	1,164,870
1,862,000	Kinder Morgan Energy Partners LP, 5.000%, 3/1/43	1,455,198
1,136,000	Kinder Morgan, Inc., 7.000%, 6/15/17	1,211,016

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$1,165,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	$1,328,298
680,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 6/1/25	625,464
856,000	NuStar Logistics LP, 8.150%, 4/15/18	915,920
1,575,000	Oceaneering International, Inc., 4.650%, 11/15/24	1,498,464
1,745,000	Petrobras Global Finance BV, 3.875%, 1/27/16	1,714,463
1,177,000	Phillips 66, 5.875%, 5/1/42	1,273,962
1,629,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	1,680,965
1,528,000	Shell International Finance BV, 4.550%, 8/12/43	1,537,562
910,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19	1,063,269
1,790,000	Statoil ASA, 4.800%, 11/8/43	1,905,240
1,254,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/18(b)	1,194,435
1,342,000	Williams Partners LP, 6.300%, 4/15/40	1,206,708
1,600,000	Williams Partners LP/ACMP Finance Corp., 6.125%, 7/15/22	1,627,946
858,000	Williams Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	768,125

		31,303,987

	Financials — 22.4%
1,928,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.250%, 7/1/20	1,925,590
2,175,000	Alexandria Real Estate Equities, Inc., REIT, 2.750%, 1/15/20	2,171,324
2,230,000	Ally Financial, Inc., 3.600%, 5/21/18	2,204,913
1,800,000	American International Group, Inc., 4.800%, 7/10/45	1,837,552
1,486,000	Apollo Management Holdings LP, 4.000%, 5/30/24(b)	1,498,144
1,545,000	Ares Finance Co., LLC, 4.000%, 10/8/24(b)	1,502,084
1,624,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	1,687,396
431,000	Associates Corp. of North America, 6.950%, 11/1/18	491,546
4,035,000	Bank of America Corp., MTN, 6.875%, 4/25/18	4,509,661
1,282,000	Bank of America Corp., MTN, 5.875%, 2/7/42	1,499,080
1,874,000	Bank of America Corp., Series K, 8.000%, 7/29/49(a)	1,958,330
2,111,000	Brixmor Operating Partnership LP, REIT, 3.850%, 2/1/25	2,049,908
1,950,000	Capital One Financial Corp., 3.200%, 2/5/25	1,861,640
1,515,000	CBRE Services, Inc., 5.250%, 3/15/25	1,535,916
1,950,000	CIT Group, Inc., 4.250%, 8/15/17	1,974,375
2,500,000	Citigroup, Inc., 2.021%, 5/15/18(a)	2,553,027
2,031,000	Citigroup, Inc., 4.400%, 6/10/25	2,042,648
1,670,000	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA, 3.950%, 11/9/22	1,677,209
1,788,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20	1,779,060
1,815,000	Credit Suisse, MTN, 3.625%, 9/9/24	1,818,009
1,849,000	CubeSmart LP, REIT, 4.800%, 7/15/22	2,010,020
1,315,000	Dai-ichi Life Insurance Co., Ltd. (The), 5.100%, 10/29/49(a)(b)	1,357,737
1,554,000	Excel Trust LP, REIT, 4.625%, 5/15/24	1,537,156
1,650,000	First Data Corp., 6.750%, 11/1/20(b)	1,724,250

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$1,388,000	General Electric Capital Corp., GMTN, 6.875%, 1/10/39	$1,943,361
2,599,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(a)	2,819,915
3,166,000	Goldman Sachs Group, Inc. (The), 1.454%, 4/23/20(a)	3,174,232
1,552,000	Goldman Sachs Group, Inc. (The), 6.250%, 2/1/41	1,871,467
1,275,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(b)	1,477,367
2,136,000	HCP, Inc., REIT, 4.000%, 6/1/25	2,092,727
1,560,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	1,527,089
1,976,000	Healthcare Trust of America Holdings LP, REIT, 3.700%, 4/15/23	1,936,616
1,622,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%, 10/15/23	1,587,588
1,934,000	HSBC Finance Corp., 6.676%, 1/15/21	2,262,830
2,785,000	Huntington National Bank (The), 2.000%, 6/30/18	2,792,121
1,560,000	iStar, Inc., REIT, 4.000%, 11/1/17	1,501,500
1,711,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	1,766,079
3,275,000	JPMorgan Chase & Co., 3.875%, 9/10/24	3,243,704
1,597,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(a)	1,658,884
2,000,000	KeyBank NA, BKNT, 2.500%, 12/15/19	2,024,974
1,175,000	Kilroy Realty LP, REIT, 4.375%, 10/1/25	1,185,682
1,680,000	KKR Group Finance Co. III, LLC, 5.125%, 6/1/44(b)	1,637,857
1,275,000	Liberty Mutual Group, Inc., 7.800%, 3/15/37(b)	1,482,187
1,652,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(b)	1,851,705
870,000	Massachusetts Mutual Life Insurance Co., 8.875%, 6/1/39(b)	1,290,307
1,000,000	MetLife, Inc., 7.717%, 2/15/19	1,183,458
2,860,000	Morgan Stanley, 4.300%, 1/27/45	2,718,081
3,735,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	4,159,049
4,241,000	Murray Street Investment Trust I, STEP, 4.647%, 3/9/17	4,422,930
1,670,000	National Rural Utilities Cooperative Finance Corp., 4.750%, 4/30/43(a)	1,655,805
2,200,000	Nationwide Building Society, 3.900%, 7/21/25(b)	2,249,652
987,000	Nationwide Mutual Insurance Co., 9.375%, 8/15/39(b)	1,494,948
1,655,000	Nippon Life Insurance Co., 5.100%, 10/16/44(a)(b)	1,704,650
1,000,000	Ohio National Life Insurance Co., 6.875%, 6/15/42(b)	1,231,162
1,650,000	Old Republic International Corp., 4.875%, 10/1/24	1,729,710
1,447,000	Pacific LifeCorp, 5.125%, 1/30/43(b)	1,516,369
500,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	530,342
1,007,000	PNC Bank NA, BKNT, 6.000%, 12/7/17	1,098,261
2,008,000	Prologis LP, 4.250%, 8/15/23	2,079,997
1,505,000	Prudential Financial, Inc., 8.875%, 6/15/38(a)	1,727,364
1,565,000	Realogy Group, LLC, 7.625%, 1/15/20(b)	1,631,513
1,065,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	1,125,143
1,390,000	Retail Opportunity Investments Partnership LP, REIT, 5.000%, 12/15/23	1,453,705

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$1,670,000	Royal Bank of Canada, GMTN, 2.200%, 7/27/18	$ 1,695,012
1,450,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	1,501,943
1,120,000	Senior Housing Properties Trust, REIT, 6.750%, 4/15/20	1,258,135
1,473,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	1,852,177
1,710,000	Sirius International Group, Ltd., 6.375%, 3/20/17(b)	1,786,365
1,350,000	Standard Chartered Bank, 6.400%, 9/26/17(b)	1,452,735
1,735,000	Symetra Financial Corp., 4.250%, 7/15/24	1,762,028
3,140,000	TIAA Asset Management Finance Co., LLC, 2.950%, 11/1/19(b)	3,183,643
1,062,000	Transatlantic Holdings, Inc., 8.000%, 11/30/39	1,419,295
805,000	Validus Holdings, Ltd., 8.875%, 1/26/40	1,042,588
1,304,000	Ventas Realty LP, REIT, 5.700%, 9/30/43	1,443,017
1,855,000	Vereit Operating Partnership LP, REIT, 2.000%, 2/6/17	1,817,900
1,595,000	Wachovia Corp., 5.500%, 8/1/35	1,797,980
1,350,000	WEA Finance, LLC / Westfield UK & Europe Finance PLC, 4.750%, 9/17/44(b)	1,302,201
2,400,000	Wells Fargo & Co., GMTN, 4.300%, 7/22/27	2,445,938
2,100,000	Welltower, Inc., REIT, 4.950%, 1/15/21	2,288,076
1,415,000	XLIT, Ltd., 4.450%, 3/31/25	1,416,020

		149,511,959

	Health Care — 1.8%
1,754,000	Boston Scientific Corp., 3.375%, 5/15/22	1,752,332
1,360,000	Celgene Corp., 2.875%, 8/15/20	1,372,339
1,607,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/18	1,643,157
1,133,000	Humana, Inc., 4.950%, 10/1/44	1,150,696
1,675,000	Medtronic, Inc., 4.375%, 3/15/35	1,693,246
1,730,000	Quintiles Transnational Corp., 4.875%, 5/15/23(b)	1,712,700
1,526,000	Tenet Healthcare Corp., 8.000%, 8/1/20	1,575,595
1,300,000	UnitedHealth Group, Inc., 2.700%, 7/15/20	1,330,199

		12,230,264

	Industrials — 2.8%
1,381,000	Burlington Northern Santa Fe, LLC, 4.950%, 9/15/41	1,438,285
1,535,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	1,531,163
1,690,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/20	1,702,668
1,478,000	LSB Industries, Inc., 7.750%, 8/1/19	1,402,253
1,655,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(b)	1,758,684
2,400,000	Republic Services, Inc., 3.550%, 6/1/22	2,460,516
2,100,000	Ryder System, Inc., MTN, 2.500%, 5/11/20	2,085,197
1,245,000	SBA Tower Trust, 2.898%, 10/15/19(b)	1,248,972
1,701,000	United Rentals North America, Inc., 7.375%, 5/15/20	1,786,050
1,560,000	Verisk Analytics, Inc., 5.800%, 5/1/21	1,772,488
1,335,000	Waste Management, Inc., 4.100%, 3/1/45	1,250,226

		18,436,502

	Information Technology — 0.6%
1,900,000	Alibaba Group Holding, Ltd., 2.500%, 11/28/19(b)	1,864,637

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Information Technology — (continued)
$1,807,000	Intel Corp., 3.700%, 7/29/25	$1,853,910

		3,718,547

	Materials — 2.0%
1,400,000	Cemex SAB de CV, 5.875%, 3/25/19(b)	1,365,000
2,635,000	Glencore Funding, LLC, 1.349%, 4/16/18(a)(b)	2,276,398
854,000	International Paper Co., 7.300%, 11/15/39	1,045,176
1,248,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	1,294,800
2,150,000	LYB International Finance BV, 4.875%, 3/15/44	2,036,957
1,214,000	Mosaic Co. (The), 5.450%, 11/15/33	1,279,035
1,305,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	1,373,513
1,200,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	1,242,102
1,820,000	West Fraser Timber Co., Ltd., 4.350%, 10/15/24(b)	1,762,253

		13,675,234

	Telecommunication Services — 1.8%
856,000	British Telecommunications PLC, 9.625%, 12/15/30	1,276,442
2,890,000	CCO Safari II, LLC, 4.464%, 7/23/22(b)	2,891,526
1,185,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(b)	1,335,410
1,912,000	Level 3 Financing, Inc., 8.625%, 7/15/20	1,998,040
2,366,000	Verizon Communications, Inc., 6.550%, 9/15/43	2,795,297
1,577,000	Verizon Communications, Inc., 5.012%, 8/21/54	1,435,297

		11,732,012

	Utilities — 0.7%
1,675,000	CMS Energy Corp., 4.700%, 3/31/43	1,693,680
1,354,000	Progress Energy, Inc., 3.150%, 4/1/22	1,351,361
1,802,000	PSEG Power, LLC, 2.450%, 11/15/18	1,797,639

		4,842,680

	Total Corporate Bonds (Cost $278,261,252)	277,048,602

FOREIGN GOVERNMENT BONDS — 0.5%

	Mexico — 0.5%
1,094,000	United Mexican States, 5.550%, 1/21/45	1,119,983
2,628,000	United Mexican States, MTN, 4.750%, 3/8/44	2,398,050

		3,518,033

	Total Foreign Government Bonds (Cost $3,406,581)	3,518,033

MORTGAGE-BACKED SECURITIES — 10.2%

	Fannie Mae — 6.8%
29,583	5.000%, 8/1/20, Pool #832058	30,753
139,811	6.000%, 7/1/22, Pool #944967	146,963
134,839	5.000%, 9/1/25, Pool #255892	148,446
1,584,481	4.000%, 2/1/32, Pool #MA0977	1,715,984
3,607,700	4.000%, 6/1/34, Pool #MA1922	3,888,501
3,299,966	3.500%, 11/1/34, Pool #MA2077	3,485,829
119,865	6.500%, 1/1/35, Pool #809198	137,468
3,368,652	4.000%, 3/1/35, Pool #MA2211	3,630,036
59,175	7.000%, 6/1/35, Pool #255820	68,240
38,293	7.000%, 6/1/35, Pool #830686	39,487
196,902	6.500%, 3/1/36, Pool #866062	240,244
117,888	6.500%, 7/1/36, Pool #885493	134,672

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$1,545,593	5.500%, 8/1/37, Pool #995082	$1,737,832
885,655	4.500%, 10/1/39, Pool #AC2645	962,745
740,408	5.000%, 6/1/40, Pool #AD4927	818,998
540,549	5.000%, 6/1/40, Pool #AD8718	595,511
2,009,791	4.500%, 12/1/40, Pool #AH1100	2,185,619
1,485,086	4.500%, 5/1/41, Pool #AI1023	1,615,220
2,603,026	4.000%, 9/1/41, Pool #AI3940	2,784,586
858,628	4.500%, 11/1/41, Pool #AJ4994	933,879
1,393,879	4.500%, 12/1/41, Pool #AJ7696	1,514,764
2,577,628	4.000%, 1/1/42, Pool #MA0956	2,758,091
2,579,684	3.500%, 6/1/42, Pool #AB5373	2,696,411
4,285,216	3.500%, 5/1/43, Pool #AB9368	4,480,489
2,216,552	4.500%, 11/1/44, Pool #MA2100	2,409,698
3,963,268	4.500%, 1/1/45, Pool #MA2158	4,309,849
2,070,451	4.000%, 3/1/45, Pool #MA2217	2,211,384

		45,681,699

	Freddie Mac — 3.0%
165,821	5.500%, 10/1/21, Pool #G12425	179,207
133,611	5.000%, 12/1/21, Pool #J04025	140,788
221,773	5.000%, 7/1/25, Pool #C90908	242,781
521,995	2.500%, 1/1/28, Pool #J22069	537,414
2,208,591	3.500%, 7/1/30, Pool #G18562	2,335,246
376,948	4.000%, 11/1/31, Pool #C91410	406,068
1,611,452	3.500%, 4/1/32, Pool #C91437	1,705,641
2,505,270	3.500%, 7/1/32, Pool #C91467	2,651,751
178,553	5.000%, 3/1/36, Pool #G08115	196,823
20,745	6.500%, 5/1/36, Pool #A48509	23,716
52,579	5.000%, 7/1/36, Pool #G02291	57,813
564,283	6.500%, 9/1/36, Pool #G08152	645,095
247,273	5.000%, 2/1/37, Pool #A57714	270,680
226,990	4.500%, 10/1/39, Pool #A89346	246,230
802,076	5.000%, 6/1/40, Pool #C03479	883,355
1,904,170	5.000%, 7/1/40, Pool #A93070	2,097,138
2,326,183	4.000%, 12/1/42, Pool #G07266	2,481,660
1,753,665	3.500%, 5/1/43, Pool #Q18305	1,829,457
1,688,093	4.000%, 5/1/44, Pool #V81186	1,800,993
742,887	4.000%, 7/1/44, Pool #G08595	791,602
706,879	4.000%, 9/1/44, Pool #Q28299	754,394

		20,277,852

	Ginnie Mae — 0.4%
454,095	5.000%, 2/15/40, Pool #737037	503,053
1,802,398	4.500%, 9/20/40, Pool #4801	1,959,587

		2,462,640

	Total Mortgage-Backed Securities (Cost $67,079,836)	68,422,191

MUNICIPAL BONDS — 8.9%

	California — 2.2%
3,700,000	Metropolitan Water District of Southern California, Build America Bonds, Water Utility Improvements Revenue, Callable 7/1/19 @ 100, 6.538%, 7/1/39	4,179,372
2,100,000	Sacramento County Sanitation Districts Financing Authority, Refunding Revenue, Taxable, Series B, 2.810%, 12/1/21	2,139,585
1,285,000	State of California, Build America Bonds, School Improvements G.O., 7.625%, 3/1/40	1,846,365

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	California — (continued)
$3,525,000	State of California, Public School Improvements Revenue, G.O., Callable 3/1/25 @ 100, 5.000%, 3/1/26	$4,313,014
1,850,000	University of California, Univ. & College Improvements, Taxable Revenue, Series AN, 3.338%, 5/15/22	1,933,176

		14,411,512

	Connecticut — 0.5%
3,000,000	State of Connecticut Special Tax Revenue, Build America Bonds, Transition Infrastructure, Series B, 4.126%, 11/1/20	3,240,510

	District of Columbia — 0.3%
1,835,000	George Washington University (The), Series 2012, 3.485%, 9/15/22	1,889,982

	Hawaii — 0.3%
1,500,000	City & County of Honolulu, HI, Public Improvements, Refunding G.O., Series B, Callable 10/1/25 @ 100, 5.000%, 10/1/30	1,793,385

	Maryland — 0.9%
1,760,000	Anne Arundel County, MD, Consolidation General Improvements G.O., Callable 4/1/25 @ 100, 5.000%, 4/1/32	2,085,952
3,250,000	Montgomery County, MD, Refunding G.O., Series A, Callable 11/1/24 @ 100, 5.000%, 11/1/28	3,955,803

		6,041,755

	New Jersey — 0.2%
1,305,000	New Jersey Economic Development Authority, School Facilities Construction, Refunding Revenue, Series 00, 1.648%, 3/1/18	1,272,062

	New York — 2.7%
2,570,000	New York City Transitional Finance Authority, Future Tax Secured Revenue, Public Improvements, Series A-1, Callable 8/1/24 @ 100, 5.000%, 8/1/32	2,981,406
3,280,000	New York City Water & Sewer System, Refunding Revenue, Series DD, Callable 6/15/24 @ 100, 5.000%, 6/15/36	3,736,182
2,000,000	New York State Dormitory Authority, Public Improvements, Refunding Revenue, Series C, Group B, Callable 3/15/24 @ 100, 5.000%, 3/15/30	2,329,320
2,000,000	New York State Dormitory Authority, Public Improvements, Taxable Revenue, Series D, 2.550%, 3/15/21	2,027,560
750,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.445%, 6/15/20	759,750
900,000	New York State Environmental Facilities Corp., State Revolving Funds, Refunding Revenue, Taxable, Series C, 2.745%, 6/15/22	897,759
2,900,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.774%, 3/1/20	3,202,383
1,640,000	New York, NY, Build America Bonds, Public Improvements G.O., 4.874%, 3/1/21	1,834,110

		17,768,470

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Pennsylvania — 0.3%
$2,260,000	Philadelphia Authority for Industrial Development, Refunding Revenue, Taxable, 3.664%, 4/15/22	$2,293,561

	Virginia — 1.1%
2,425,000	Commonwealth of Virginia, Refunding G.O., Series B, Callable 6/1/25 @ 100 (State Aid Withholding), 5.000%, 6/1/27	3,009,886
1,410,000	Hampton, VA, Advance Refunding G.O., Series B (State Aid Withholding), 5.000%, 9/1/24	1,745,721
2,445,000	Virginia Public School Authority, Refunding Revenue, Callable 8/1/25 @ 100 (State Aid Withholding), 5.000%, 8/1/28	2,969,061

		7,724,668

	Washington — 0.4%
2,320,000	State of Washington, Refunding G.O., Series R-H, Callable 1/1/25 @ 100, 5.000%, 7/1/28	2,777,318

	Total Municipal Bonds (Cost $57,723,179)	59,213,223

U.S. TREASURY BONDS — 0.4%

2,495,500	3.125%, 2/15/43	2,613,387

	Total U.S. Treasury Bonds (Cost $2,611,865)	2,613,387

U.S. TREASURY NOTES — 1.8%

5,717,000	2.125%, 5/15/25	5,751,393
6,335,099	0.375%, 7/15/25(c)	6,171,033

	Total U.S. Treasury Notes (Cost $11,966,242)	11,922,426

Shares
PREFERRED STOCKS — 0.9%

	Financials — 0.9%
24,978	Ally Financial, Inc., Series A, 8.500%	647,680
61,601	Citigroup Capital XIII, 7.875%	1,582,530
65,000	Kite Realty Group Trust, REIT, Series A, 8.250%	1,648,400
65,135	US Bancorp, Series F, 6.500%	1,870,677

		5,749,287

	Total Preferred Stocks (Cost $5,626,381)	5,749,287

MONEY MARKET FUND — 0.6%

3,741,103	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(d)	3,741,103

	Total Money Market Fund (Cost $3,741,103)	3,741,103

Total Investments — 99.8% (Cost $666,193,421)		666,375,754
Net Other Assets (Liabilities) — 0.2%		1,631,887

NET ASSETS — 100.0%		$668,007,641

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

Continued

Sterling Capital Total Return Bond Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Inflation protection security. Principal amount periodically adjusted for inflation.
(d)	Represents the current yield as of report date.

BKNT — Bank Note

G.O. — General Obligation

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Corporate Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — 96.9%

	Consumer Discretionary — 7.3%
$325,000	CBS Corp., 2.300%, 8/15/19	$322,366
425,000	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	593,028
275,000	Daimler Finance North America, LLC, 3.250%, 8/1/24(a)	263,981
390,000	ERAC USA Finance, LLC, 2.800%, 11/1/18(a)	398,879
325,000	General Motors Financial Co., Inc., 3.200%, 7/13/20	320,623
455,000	Grupo Televisa SAB, 6.000%, 5/15/18	495,495
225,000	Hanesbrands, Inc., 6.375%, 12/15/20	232,875
500,000	Hyundai Capital America, 2.000%, 3/19/18(a)	497,857
455,000	Interpublic Group of Cos., Inc. (The), 3.750%, 2/15/23	446,208
255,000	Lear Corp., 5.375%, 3/15/24	255,000
245,000	Omnicom Group, Inc., 3.650%, 11/1/24	240,587
230,000	Toll Brothers Finance Corp., 6.750%, 11/1/19	261,050
350,000	Viacom, Inc., 5.625%, 9/15/19	385,049

		4,712,998

	Consumer Staples — 2.7%
380,000	Altria Group, Inc., 4.750%, 5/5/21	414,052
475,000	Kraft Heinz Foods Co., 2.800%, 7/2/20(a)	478,112
500,000	Reynolds American, Inc., 4.450%, 6/12/25	523,177
325,000	Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	329,386

		1,744,727

	Energy — 10.5%
334,000	BP Capital Markets PLC, 1.375%, 11/6/17	333,499
385,000	Buckeye Partners LP, 2.650%, 11/15/18	381,122
250,000	Columbia Pipeline Group, Inc., 3.300%, 6/1/20(a)	250,746
300,000	Continental Resources, Inc., 7.125%, 4/1/21	308,625
450,000	Enable Midstream Partners LP, 3.900%, 5/15/24(a)	396,839
415,000	Energy Transfer Partners LP, 4.050%, 3/15/25	366,750
405,000	EnLink Midstream Partners LP, 4.400%, 4/1/24	385,584
272,000	Kinder Morgan Energy Partners LP, 6.850%, 2/15/20	306,811
154,000	Kinder Morgan, Inc., 7.000%, 6/15/17	164,169
275,000	Magellan Midstream Partners LP, 6.550%, 7/15/19	313,547
133,000	MarkWest Energy Partners LP/MarkWest Energy Finance Corp., 4.875%, 6/1/25	122,333
303,000	NuStar Logistics LP, 4.750%, 2/1/22	266,640
285,000	Oceaneering International, Inc., 4.650%, 11/15/24	271,151
300,000	Petrobras Global Finance BV, 3.875%, 1/27/16	294,750
410,000	Petrofac, Ltd., 3.400%, 10/10/18(a)	403,979
350,000	Pioneer Natural Resources Co., 6.650%, 3/15/17	370,665
410,000	Regency Energy Partners LP/Regency Energy Finance Corp., 6.500%, 7/15/21	423,079
305,000	Spectra Energy Capital, LLC, 8.000%, 10/1/19	356,370
240,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.000%, 1/15/18(a)	228,600
368,000	Western Gas Partners LP, 4.000%, 7/1/22	356,147
300,000	Williams Partners LP/ACMP Finance Corp., 6.125%,7/15/22	305,240

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Energy — (continued)
$135,000	Williams Partners LP/ACMP Finance Corp., 4.875%, 3/15/24	$120,859

		6,727,505

	Financials — 57.0%
399,000	AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.250%, 7/1/20	398,501
270,000	AgriBank FCB, Series AI, 9.125%, 7/15/19	333,525
352,000	Alexandria Real Estate Equities, Inc., REIT, 4.600%, 4/1/22	369,910
255,000	Alleghany Corp., 4.950%, 6/27/22	275,678
360,000	Ally Financial, Inc., 3.600%, 5/21/18	355,950
300,000	American Tower Corp., REIT, 5.050%, 9/1/20	327,884
280,000	Apollo Management Holdings LP, 4.000%, 5/30/24(a)	282,288
380,000	Ares Finance Co., LLC, 4.000%, 10/8/24(a)	369,445
260,000	Aspen Insurance Holdings, Ltd., 4.650%, 11/15/23	270,150
400,000	Associated Banc-Corp, 2.750%, 11/15/19	405,508
190,000	Associates Corp. of North America, 6.950%, 11/1/18	216,691
250,000	AXIS Specialty Finance PLC, 2.650%, 4/1/19	251,115
940,000	Bank of America Corp., MTN, 6.875%, 4/25/18	1,050,578
875,000	Bank of America Corp., Series K, 8.000%, 7/29/49(b)	914,375
450,000	Bank of Tokyo-Mitsubishi UFJ, Ltd. (The), 2.350%, 9/8/19(a)	450,326
485,000	Bear Stearns Cos., LLC (The), 5.550%, 1/22/17	509,345
335,000	Blackstone Holdings Finance Co., LLC, 6.625%, 8/15/19(a)	390,036
410,000	Brixmor Operating Partnership LP, REIT, 3.850%, 2/1/25	398,135
600,000	Capital One Financial Corp., 3.200%, 2/5/25	572,812
480,000	Carlyle Holdings Finance, LLC, 3.875%, 2/1/23(a)	491,355
380,000	CBRE Services, Inc., 5.250%, 3/15/25	385,246
335,000	CIT Group, Inc., 4.250%, 8/15/17	339,187
390,000	Citigroup, Inc., 3.500%, 5/15/23	379,663
400,000	Citigroup, Inc., 4.400%, 6/10/25	402,294
625,000	Comerica Bank, BKNT, 2.500%, 6/2/20	630,029
350,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 3.950%, 11/9/22	351,511
338,000	Corrections Corp. of America, REIT, 4.125%, 4/1/20	336,310
355,000	Credit Suisse, MTN, 3.625%, 9/9/24	355,589
397,000	CubeSmart LP, REIT, 4.800%, 7/15/22	431,573
355,000	DDR Corp., REIT, 9.625%, 3/15/16	367,540
365,000	Essex Portfolio LP, REIT, 3.250%, 5/1/23	356,220
300,000	Excel Trust LP, REIT, 4.625%, 5/15/24	296,748
355,000	First American Financial Corp., 4.300%, 2/1/23	355,956
335,000	First Data Corp., 6.750%, 11/1/20(a)	350,075
410,000	Ford Motor Credit Co., LLC, 2.375%, 1/16/18	410,459
1,100,000	General Electric Capital Corp., Series B, 6.250%, 12/29/49(b)	1,193,500
270,000	Goldman Sachs Group, Inc. (The), 1.454%, 4/23/20(b)	270,702
515,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/23	521,713
300,000	Goodman Funding Pty, Ltd., REIT, 6.375%, 11/12/20(a)	347,616

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$505,000	Healthcare Realty Trust, Inc., REIT, 3.750%, 4/15/23	$494,346
405,000	Healthcare Trust of America Holdings LP, REIT, 3.375%,7/15/21	404,336
408,000	Host Hotels & Resorts LP, REIT, Series D, 3.750%,10/15/23	399,344
692,000	HSBC Finance Corp., 6.676%, 1/15/21	809,658
360,000	iStar, Inc., REIT, 4.000%, 11/1/17	346,500
408,000	Jones Lang LaSalle, Inc., 4.400%, 11/15/22	421,134
975,000	JPMorgan Chase & Co., Series 1, 7.900%, 4/29/49(b)	1,012,781
365,000	KeyCorp, MTN, 5.100%, 3/24/21	403,863
293,000	Kilroy Realty LP, REIT, 4.375%, 10/1/25	295,664
350,000	KKR Group Finance Co., LLC, 6.375%, 9/29/20(a)	410,653
245,000	Liberty Mutual Group, Inc., 4.250%, 6/15/23(a)	253,386
500,000	Lloyds Bank PLC, 3.500%, 5/14/25	494,547
410,000	Macquarie Bank, Ltd., 5.000%, 2/22/17(a)	428,978
450,000	Macquarie Bank, Ltd., 6.625%, 4/7/21(a)	504,399
335,000	MetLife, Inc., 7.717%, 2/15/19	396,458
997,000	Morgan Stanley, GMTN, 6.625%, 4/1/18	1,110,193
475,000	Morgan Stanley, GMTN, 3.700%, 10/23/24	477,266
869,000	Murray Street Investment Trust I, STEP, 4.647%,3/9/17	906,278
255,000	National City Corp., 6.875%, 5/15/19	293,963
345,000	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/1/18	431,226
400,000	Nationwide Building Society, 3.900%, 7/21/25(a)	409,028
410,000	Nationwide Financial Services, Inc., 5.375%, 3/25/21(a)	457,394
255,000	Old Republic International Corp., 4.875%, 10/1/24	267,319
400,000	Pacific LifeCorp, 6.000%, 2/10/20(a)	451,610
265,000	PNC Bank NA, BKNT, 4.875%, 9/21/17	281,081
250,000	Protective Life Corp., 7.375%, 10/15/19	294,859
300,000	Prudential Financial, Inc., 8.875%, 6/15/38(b)	344,325
280,000	Realogy Group, LLC, 7.625%, 1/15/20(a)	291,900
400,000	Reinsurance Group of America, Inc., 5.625%, 3/15/17	422,589
390,000	Retail Opportunity Investments Partnership LP, REIT, 5.000%, 12/15/23	407,874
365,000	Royal Bank of Scotland Group PLC, 4.700%, 7/3/18	378,075
245,000	Senior Housing Properties Trust, REIT, 6.750%, 4/15/20	275,217
395,000	Simon Property Group LP, REIT, 10.350%, 4/1/19	496,680
467,000	Sirius International Group, Ltd., 6.375%, 3/20/17(a)	487,855
485,000	Standard Chartered Bank, 6.400%, 9/26/17(a)	521,909
250,000	SunTrust Banks, Inc., 3.500%, 1/20/17	256,137
270,000	Symetra Financial Corp., 4.250%, 7/15/24	274,206
610,000	TIAA Asset Management Finance Co., LLC, 2.950%, 11/1/19(a)	618,478
375,000	UBS AG, MTN, 5.875%, 7/15/16	388,188
330,000	Vereit Operating Partnership LP, REIT, 2.000%, 2/6/17	323,400
500,000	WEA Finance, LLC/Westfield UK & Europe Finance PLC, 2.700%, 9/17/19(a)	497,635
350,000	Wells Fargo & Co., GMTN, 4.300%, 7/22/27	356,699

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Financials — (continued)
$435,000	Welltower, Inc., REIT, 4.950%, 1/15/21	$473,959
390,000	WR Berkley Corp., 4.625%, 3/15/22	414,035
295,000	XLIT, Ltd., 4.450%, 3/31/25	295,213

		36,696,176

	Health Care — 2.4%
350,000	Celgene Corp., 2.875%, 8/15/20	353,176
290,000	CHS/Community Health Systems, Inc., 5.125%, 8/15/18	296,525
285,000	DENTSPLY International, Inc., 2.750%, 8/15/16	288,639
295,000	Quintiles Transnational Corp., 4.875%, 5/15/23(a)	292,050
319,000	Tenet Healthcare Corp., 8.000%, 8/1/20	329,367

		1,559,757

	Industrials — 6.4%
325,000	CNH Industrial Capital, LLC, 3.875%, 11/1/15	324,187
310,000	Fortune Brands Home & Security, Inc., 3.000%, 6/15/20	312,324
290,000	LSB Industries, Inc., 7.750%, 8/1/19	275,137
400,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.875%, 7/11/22(a)	425,060
425,000	Republic Services, Inc., 3.550%, 6/1/22	435,716
336,000	Ryder System, Inc., MTN, 2.350%, 2/26/19	336,840
300,000	SBA Tower Trust, 2.898%, 10/15/19(a)	300,957
345,000	Textron, Inc., 3.650%, 3/1/21	353,101
445,000	United Rentals North America, Inc., 7.375%, 5/15/20	467,250
445,000	Verisk Analytics, Inc., 5.800%, 5/1/21	505,613
350,000	Waste Management, Inc., 4.600%, 3/1/21	386,040

		4,122,225

	Information Technology — 0.5%
340,000	Alibaba Group Holding, Ltd., 2.500%, 11/28/19(a)	333,672

	Materials — 3.6%
394,000	Cemex SAB de CV, 5.875%, 3/25/19(a)	384,150
300,000	Glencore Funding, LLC, 1.349%, 4/16/18(a)(b)	259,172
390,000	Louisiana-Pacific Corp., 7.500%, 6/1/20	404,625
400,000	LYB International Finance BV, 4.000%, 7/15/23	401,859
330,000	PetroLogistics LP/PetroLogistics Finance Corp., 6.250%, 4/1/20	347,325
254,000	Rockwood Specialties Group, Inc., 4.625%, 10/15/20	262,912
250,000	West Fraser Timber Co., Ltd., 4.350%, 10/15/24(a)	242,068

		2,302,111

	Telecommunication Services — 4.1%
650,000	CCO Safari II, LLC, 4.464%, 7/23/22(a)	650,343
450,000	Crown Castle Towers, LLC, 6.113%, 1/15/20(a)	507,118
395,000	Level 3 Financing, Inc., 8.625%, 7/15/20	412,775
525,000	Verizon Communications, Inc., 1.104%, 6/17/19(b)	521,490
497,000	Verizon Communications, Inc., 5.150%, 9/15/23	549,031

		2,640,757

	Utilities — 2.4%
313,000	CMS Energy Corp., 8.750%, 6/15/19	384,883
350,000	Dominion Resources, Inc., 5.200%, 8/15/19	387,473

Continued

Sterling Capital Corporate Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
CORPORATE BONDS — (continued)

	Utilities — (continued)
$375,000	PSEG Power, LLC, 2.450%, 11/15/18	$374,093
400,000	Southern Co. (The), 2.750%, 6/15/20	398,770

		1,545,219

	Total Corporate Bonds (Cost $62,356,296)	62,385,147

Shares
PREFERRED STOCKS — 1.4%

	Financials — 1.4%
4,629	Ally Financial, Inc., Series A, 8.500%	120,030
14,500	Citigroup Capital XIII, 7.875%	372,505
15,000	Kite Realty Group Trust, REIT, Series A, 8.250%	380,400

		872,935

	Total Preferred Stocks (Cost $895,591)	872,935

MONEY MARKET FUND — 1.9%

1,210,465	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	1,210,465

	Total Money Market Fund (Cost $1,210,465)	1,210,465

Total Investments — 100.2% (Cost $64,462,352)		64,468,547
Net Other Assets (Liabilities) — (0.2)%		(119,558)

NET ASSETS — 100.0%		$64,348,989

(a)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(b)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(c)	Represents the current yield as of report date.

BKNT — Bank Note

GMTN — Global Medium Term Note

MTN — Medium Term Note

REIT — Real Estate Investment Trust

STEP — Step Coupon Bond

See accompanying Notes to the Financial Statements.

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
ASSET BACKED SECURITIES — 28.6%

$350,000	AmeriCredit Automobile Receivables Trust, Series 2013-3, Class C, 2.380%, 6/10/19	$353,818
255,000	AmeriCredit Automobile Receivables Trust, Series 2014-1, Class B, 1.680%, 7/8/19	254,150
380,000	AmeriCredit Automobile Receivables Trust, Series 2015-1, Class B, 1.880%, 3/9/20	379,533
300,000	AmeriCredit Automobile Receivables Trust, Series 2014-3, Class C, 2.580%, 9/8/20	302,593
329,314	Argent Securities, Inc. Pass Through Certificates, Series 2005-W3, Class A2D, 0.534%, 11/25/35(a)	319,498
600,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2014-2A, Class A, 2.500%, 2/20/21(b)	602,971
700,000	Avis Budget Rental Car Funding AESOP, LLC, Series 2015-1A, Class A, 2.500%, 7/20/21(b)	706,045
300,000	Bear Stearns Asset Backed Securities I Trust, Series 2004-BO1, Class M5, 1.594%, 10/25/34(a)	300,437
350,000	Capital Auto Receivables Asset Trust, Series 2015-3, Class B, 2.550%, 9/21/20	353,531
422,000	Chase Issuance Trust, Series 2014-A2, Class A2, 2.770%, 3/15/23	437,704
700,000	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1, 2.880%, 1/23/23	731,479
300,000	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 6/15/39	404,623
640,000	Encore Credit Receivables Trust, Series 2005-4, Class M2, 0.634%, 1/25/36(a)	591,804
15,000	Ford Credit Auto Owner Trust, Series 2014-B, Class C, 1.950%, 2/15/20	15,103
750,000	Ford Credit Auto Owner Trust, Series 2014-2, Class A, 2.310%, 4/15/26(b)	760,689
650,000	Hertz Vehicle Financing, LLC, Series 2013-1A, Class A2, 1.830%, 8/25/19(b)	647,971
200,000	Home Equity Asset Trust, Series 2005-8, Class M1, 0.624%, 2/25/36(a)	185,691
500,000	JP Morgan Mortgage Acquisition Corp., Series 2005-OPT1, Class M2, 0.664%, 6/25/35(a)	465,651
453,534	Long Beach Mortgage Loan Trust, Series 2006-WL2, Class 2A3, 0.394%, 1/25/36(a)	437,299
399,583	Morgan Stanley Home Equity Loan Trust, Series 2005-3, Class M2, 0.664%, 8/25/35(a)	385,684
500,000	New Century Home Equity Loan Trust, Series 2005-4, Class M2, 0.704%, 9/25/35(a)	449,124
450,000	Park Place Securities, Inc., Series 2005-WHQ2, Class M2, 0.884%, 5/25/35(a)	424,516
400,000	Park Place Securities, Inc. Pass Through Certificates, Series 2005-WCW3, Class M1, 0.674%, 8/25/35(a)	372,232
320,000	RAMP Trust, Series 2005-RZ4, Class M2, 0.694%, 11/25/35(a)	276,808
400,000	Santander Drive Auto Receivables Trust, Series 2014-1, Class B, 1.590%, 10/15/18	400,860
600,000	Santander Drive Auto Receivables Trust, Series 2014-4, Class C, 2.600%, 11/16/20	607,756
404,938	Securitized Asset Backed Receivables, LLC Trust, Series 2005-OP2, Class A2C, 0.514%, 10/25/35(a)	392,750
329,819	United States Small Business Administration, Series 2010-20D, Class 1, 4.360%, 4/1/30	358,193
500,000	United States Small Business Administration, Series 2015-20G, Class 1, 2.880%, 7/1/35	508,117

Principal Amount		Fair Value
ASSET BACKED SECURITIES — (continued)

$450,000	United States Small Business Administration, Series 2015-20H, Class 1, 2.820%, 8/1/35	$453,839
375,000	United States Small Business Administration, Series 2015-20I, Class 1, 2.820%, 9/1/35	378,582

	Total Asset Backed Securities (Cost $13,119,365)	13,259,051

COLLATERALIZED MORTGAGE OBLIGATIONS — 18.3%

193,018	Banc of America Alternative Loan Trust, Series 2004-10, Class 1CB1, 6.000%, 11/25/34	200,489
131,283	Banc of America Mortgage Trust, Series 2005-3, Class 1A24, 5.500%, 4/25/35	133,310
156,331	Citicorp Mortgage Securities, Inc., Series 2005-1, Class 1A4, 5.500%, 2/25/35	158,239
173,317	Citigroup Mortgage Loan Trust, Inc., Series 2004-NCM2, Class 3CB2, 6.500%, 8/25/19	181,285
227,927	Countrywide Alternative Loan Trust, Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	240,095
147,670	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-3, Class A4, 5.750%, 4/25/34	153,715
121,293	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-2, Class 4A1, 5.250%, 2/25/20	121,634
246,339	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-1, Class 2A1, 6.500%, 2/25/34	260,443
134,731	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-6, Class 2A3, 5.500%, 7/25/35	139,396
500,000	Fannie Mae, Series 2011-15, Class VB, 4.000%, 9/25/29	540,955
18,157	Fannie Mae, Series 2003-19, Class AR, 5.500%, 3/1/33	20,454
461,747	Fannie Mae, Series 2004-17, Class BZ, 6.000%, 4/1/34	598,426
210,000	Fannie Mae, Series 2013-30, Class PY, 3.000%, 4/25/43	212,742
302,851	FirstKey Mortgage Trust, Series 2014-1, Class A12, 3.500%, 11/1/44(a)(b)	305,967
100,000	Freddie Mac, Series 3558, Class G, 4.000%, 8/15/24	109,545
37,099	Freddie Mac, Series 4079, Class WV, 3.500%, 3/15/27	39,197
313,562	Freddie Mac, Series 4136, Class HZ, 3.500%, 11/15/27	332,805
487,327	Freddie Mac, Series 2525, Class AM, 4.500%, 4/15/32	543,934
141,517	Freddie Mac, Series 2485, Class WG, 6.000%, 8/15/32	161,030
150,000	Freddie Mac, Series 2702, Class CE, 4.500%, 11/15/33	164,424
240,698	Freddie Mac, Series 3440, Class EM, 5.000%, 4/15/38	265,866
418,142	Freddie Mac, Series 3753, Class PA, 3.500%, 9/15/39	442,216
466,332	Freddie Mac, Series 3816, Class HM, 4.500%, 5/1/40	517,566
342,217	Freddie Mac, Series 4077, Class PJ, 3.500%, 11/15/40	363,794

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
COLLATERALIZED MORTGAGE OBLIGATIONS — (continued)

$206,296	Freddie Mac, Series 3803, Class PJ, 4.250%, 1/15/41	$223,526
187,619	Ginnie Mae, Series 2010-85, Class DQ, 3.000%, 12/20/39	191,350
344,266	MASTR Alternative Loan Trust, Series 2003-5, Class 8A1, 5.500%, 6/25/33	354,383
82,031	MASTR Alternative Loan Trust, Series 2004-13, Class 3A1, 6.500%, 1/25/35	82,449
140,007	MASTR Seasoned Securitization Trust, Series 2005-2, Class 1A1, 5.130%, 10/25/32	140,729
146,220	PHHMC Trust, Series 2007-6, Class A1, 5.357%, 12/18/37(a)	145,234
139,739	RALI Trust, Series 2005-QR1, Class A, 6.000%, 10/25/34	146,316
118,284	RBSGC Mortgage Loan Trust, Series 2007-B, Class 3A1, 5.311%, 7/25/35(a)	122,021
288,212	Specialty Underwriting & Residential Finance Trust, Series 2004-AA1, Class 1A1, 5.000%, 10/25/34	290,803
131,247	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 5/25/35	133,088
48,436	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A1, 5.000%, 5/25/35	49,431
32,210	Structured Asset Securities Corp. Trust, Series 2005-6, Class 5A2, 5.000%, 5/25/35	32,872
43,238	Wells Fargo Mortgage Backed Securities Trust, Series 2007-3, Class 3A1, 5.500%, 4/25/22	43,960
306,171	Wells Fargo Mortgage Backed Securities Trust, Series 2005-4, Class A4, 5.000%, 4/25/35	312,833

	Total Collateralized Mortgage Obligations (Cost $8,269,388)	8,476,522

COMMERCIAL MORTGAGE-BACKED SECURITIES — 18.3%

70,000	Banc of America Commercial Mortgage Trust, Series 2006-4, Class AM, 5.675%, 7/1/46	72,239
37,775	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 7/10/43	37,777
476,369	BCAP, LLC Trust, Series 2013-RR4, Class A4A2, 2.000%, 2/13/51(b)	472,527
410,000	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-T22, Class AJ, 5.795%, 4/1/38(a)	417,288
180,000	COMM Mortgage Trust, Series 2014-CR20, Class A4, 3.590%, 11/1/47	187,273
100,000	Commercial Mortgage Loan Trust, Series 2008-LS1, Class ASM, 6.230%, 12/10/49(a)	106,263
223,843	Commercial Mortgage Trust, Series 2005-GG5, Class AM, 5.277%, 4/10/37(a)	223,776
500,000	Freddie Mac Multifamily Structured Pass Through Certificates, Series K048, Class A2, 3.284%, 6/1/25(a)	523,079
175,000	GS Mortgage Securities Trust, Series 2010-C1, Class B, 5.148%, 8/10/43(b)	192,845
450,000	GS Mortgage Securities Trust, Series 2010-C2, Class A2, 5.162%, 12/1/43(a)(b)	507,631
370,000	GS Mortgage Securities Trust, Series 2014-GC24, Class A5, 3.931%, 9/10/47	394,831
216,000	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class A5, 3.934%, 9/15/47	231,288

Principal Amount		Fair Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — (continued)

$ 70,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2010-C1, Class B, 5.951%, 6/1/43(b)	$ 76,808
300,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2006-CB16, Class AM, 5.593%, 5/12/45	308,319
500,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2011-C3, Class B, 5.013%, 2/15/46(a)(b)	543,571
375,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C20, Class AS, 4.043%, 7/15/47	393,383
185,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class AM, 6.369%, 9/15/45(a)	201,339
100,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class A4, 3.923%, 10/15/47	106,434
145,000	Morgan Stanley Capital I Trust, Series 2006-HQ10, Class AM, 5.360%, 11/1/41	149,594
400,000	Morgan Stanley Capital I Trust, Series 2011-C2, Class A4, 4.661%, 6/1/44(b)	444,023
760,000	Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class B, 5.276%, 11/15/43(a)(b)	836,122
100,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class C, 5.392%, 2/1/44(a)(b)	108,273
400,000	WF-RBS Commercial Mortgage Trust, Series 2011-C2, Class B, 5.174%, 2/15/44(a)(b)	439,125
700,000	WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4, 4.902%, 6/1/44(a)(b)	787,044
529,000	WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class A5, 3.752%, 9/15/57	556,449
164,000	WF-RBS Commercial Mortgage Trust, Series 2014-C23, Class A5, 3.917%, 10/15/57	174,588

	Total Commercial Mortgage-Backed Securities (Cost $8,566,330)	8,491,889

MORTGAGE-BACKED SECURITIES — 32.6%

	Fannie Mae — 20.0%
202,535	4.000%, 3/1/31, Pool #MA0667	218,335
303,845	4.000%, 5/1/32, Pool #MA1074	327,443
388,273	4.000%, 6/1/34, Pool #MA1922	418,493
239,948	4.000%, 9/1/34, Pool #MA2019	258,549
755,178	3.500%, 5/1/35, Pool #MA2260	795,396
234,631	5.000%, 4/1/36, Pool #AB0111	259,687
263,867	5.500%, 6/1/38, Pool #984277	295,514
201,151	5.500%, 8/1/38, Pool #995072	227,043
216,341	4.500%, 9/1/39, Pool #AC1830	235,168
163,611	5.000%, 12/1/39, Pool #AC8518	180,346
140,982	4.500%, 9/1/40, Pool #AE0411	154,474
254,575	4.500%, 10/1/40, Pool #AE4855	275,952
256,285	5.000%, 1/1/41, Pool #AH3373	283,759
274,663	3.500%, 2/1/41, Pool #AH5646	288,749
47,291	4.000%, 2/1/41, Pool #AH6188	50,756
568,317	4.000%, 3/1/41, Pool #AH4008	607,559
770,674	4.500%, 3/1/41, Pool #AB2467	851,829
150,803	4.500%, 6/1/41, Pool #AC9298	163,902
252,801	5.000%, 7/1/41, Pool #AI5595	279,867
439,714	4.000%, 9/1/41, Pool #AJ1717	470,199
432,454	3.500%, 6/1/42, Pool #AB5373	452,022

Continued

Sterling Capital Securitized Opportunities Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MORTGAGE-BACKED SECURITIES — (continued)

	Fannie Mae — (continued)
$688,891	3.500%, 5/1/43, Pool #AB9368	$720,283
209,014	4.500%, 10/1/44, Pool #MA2066	227,184
627,914	4.500%, 1/1/45, Pool #MA2158	682,824
531,280	4.000%, 3/1/45, Pool #MA2217	567,444

		9,292,777

	Freddie Mac — 11.1%
745,662	3.500%, 5/1/32, Pool #C91458	789,291
640,101	3.500%, 7/1/32, Pool #C91467	677,528
240,079	4.000%, 11/1/32, Pool #G30616	258,645
138,446	5.500%, 10/1/39, Pool #A89387	153,480
190,275	5.000%, 4/1/40, Pool #A91812	210,303
192,109	5.500%, 4/1/40, Pool #C03467	212,945
188,871	5.000%, 8/1/40, Pool #C03491	208,219
293,248	4.000%, 11/1/40, Pool #A94742	315,153
306,959	4.000%, 12/1/40, Pool #A95447	329,935
434,144	4.000%, 1/1/41, Pool #A96312	463,713
277,361	3.500%, 3/1/42, Pool #G08479	289,832
517,699	3.500%, 4/1/42, Pool #C03858	540,993
661,436	3.500%, 8/1/42, Pool #Q10324	691,176

		5,141,213

	Ginnie Mae — 1.5%
231,496	4.500%, 6/15/39, Pool #720075	254,039
34,264	4.000%, 12/20/40, Pool #755678	36,976
161,457	4.500%, 3/20/41, Pool #4978	175,539
228,170	4.500%, 5/15/41, Pool #738310	250,717

		717,271

	Total Mortgage-Backed Securities (Cost $14,863,643)	15,151,261

Principal Amount		Fair Value
U.S. TREASURY NOTES — 0.8%

$402,548	0.375%, 7/15/25(c)	$392,123

	Total U.S. Treasury Notes (Cost $392,927)	392,123

Shares
MONEY MARKET FUND — 1.3%

605,716	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(d)	605,716

	Total Money Market Fund (Cost $605,716)	605,716

Total Investments — 99.9% (Cost $45,817,369)		46,376,562
Net Other Assets (Liabilities) — 0.1%		36,036

NET ASSETS — 100.0%		$46,412,598

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(b)

Rule 144A, Section 4(2) or other security that is restricted as to resale to qualified institutional investors. The Advisor, using Board approved procedures, has deemed these securities or a portion of these securities to be liquid.

(c)	Inflation protection security. Principal amount periodically adjusted for inflation.
(d)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.4%

	Kentucky — 95.4%
$300,000	Commonwealth of Kentucky, Certificate of Participation, Public Improvements, Callable 6/15/25 @ 100, 5.000%, 6/15/34	$341,520
400,000	Eastern Kentucky University, Refunding Revenue, Series A, (State Intercept), 5.000%, 4/1/24	481,524
500,000	Fayette County, KY, School District Finance Corp., Lease Payable from Local Revenues, Series A, 5.000%, 10/1/21	587,930
400,000	Jefferson County, KY, School District Finance Corp., Jefferson County School Building, Refunding Revenue, Series A, (AGM), 5.250%, 1/1/19	453,580
250,000	Jefferson County, KY, School District Finance Corp., School Improvements Revenue, Series A, Callable 4/1/25 @ 100, 5.000%, 4/1/27	298,550
510,000	Kentucky Asset/Liability Commission, Project Notes, Federal Highway Trust Transit Improvements Revenue, First Series, Callable 9/1/23 @ 100, 5.250%, 9/1/25	615,473
400,000	Kentucky Economic Development Finance Authority, Baptist Healthcare System, Improvements Refunding Revenue, Series A, Callable 8/15/18 @ 100, OID, 4.750%, 8/15/19	434,352
500,000	Kentucky Economic Development Finance Authority, Owensboro Medical Health System, Hospital Improvements Revenue, Series A, 5.000%, 6/1/16	514,940
555,000	Kentucky Economic Development Finance Authority, Saint Elizabeth Medical Center, Inc. Refunding & Improvement Revenue, Series A, Callable 5/1/19 @ 100, OID, 5.000%, 5/1/24	613,936
500,000	Kentucky Rural Water Finance Corp., Flexible Term Program, Refunding & Improvements Revenue, Series B, Callable 2/1/20 @ 100, 4.000%, 2/1/21	541,425
410,000	Kentucky State Property & Buildings Commission, Project No. 76, Refunding Revenue, (AMBAC), 5.500%, 8/1/21	491,143
460,000	Kentucky State Property & Buildings Commission, Project No. 83, Refunding Revenue, (AMBAC), 5.000%, 10/1/19	524,239
400,000	Kentucky Turnpike Authority, Revitalization Projects, Refunding Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/25	451,128
400,000	Kentucky Turnpike Authority, Revitalization Projects, Revenue, Series A, 4.000%, 7/1/21	450,104
460,000	Laurel County, KY, Judicial Center Public Properties Corp., Justice Center Projects, Public Improvements Revenue, Callable 3/1/18 @ 100, OID, 4.500%, 3/1/24	494,656
300,000	Laurel County, KY, School District Finance Corp., Refunding Revenue, Callable 3/1/25 @ 100 (State Intercept), 4.000%, 6/1/25	335,643
525,000	Lexington-Fayette Urban County, KY, Airport Board, Refunding Revenue, Series A, 5.000%, 7/1/19	597,776

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Kentucky — (continued)
$535,000	Louisville & Jefferson County, KY, Metropolitan Government, Catholic Health Initiatives, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 12/1/35	$ 577,714
500,000	Louisville & Jefferson County, KY, Metropolitan Government, Refunding G.O., Series F, Callable 11/1/24 @ 100, 4.000%, 11/1/26	559,385
500,000	Louisville & Jefferson County, KY, Metropolitan Sewer District, Sewer Refunding Revenue, Series A, Callable 11/15/21 @ 100, 5.000%, 5/15/30	578,415
500,000	Northern Kentucky University, University & College Improvements Revenue, Series A, Callable 9/1/17 @ 100, (AMBAC, State Intercept), OID, 4.250%, 9/1/21	530,160
540,000	Owensboro, KY, Public Improvements G.O., Series A, 4.000%, 5/1/22	609,417
535,000	Owensboro, KY, Water Refunding & Improvements Revenue, Callable 9/15/18 @ 100, (Assured Guaranty), 5.250%, 9/15/21	597,723
400,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.500%, 12/1/24	457,448
270,000	Pulaski County, KY, Public Properties Corp., Administration Office of the Court Judicial Facility, Public Improvement Revenue, Callable 12/1/18 @ 100, OID, 5.625%, 12/1/25	309,830
200,000	Russell, KY, Bon Secours Health System, Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/26	224,588
300,000	University of Kentucky, Refunding Revenue, Series D (State Intercept), 5.250%, 10/1/20	355,695
380,000	Warren County, KY, Community Hospital Corp. Project, Refunding Revenue, Series A, 5.000%, 8/1/17	410,408

	Total Municipal Bonds (Cost $12,625,049)	13,438,702

Shares
MONEY MARKET FUND — 4.4%

623,771	Federated Tax-Free Obligations Fund, Institutional Shares, 0.010%(a)	623,771

	Total Money Market Fund (Cost $623,771)	623,771

Total Investments — 99.8% (Cost $13,248,820)		14,062,473
Net Other Assets (Liabilities) — 0.2%		22,439

NET ASSETS — 100.0%		$14,084,912

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — 98.6%

	District of Columbia — 4.9%
$ 575,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/20	$ 656,673
1,000,000	Washington Metropolitan Area Transit Authority, DC, Transit Improvements Revenue, Refunding Notes, Series A, Callable 7/1/19 @ 100, 5.250%, 7/1/27	1,129,980

		1,786,653

	Maryland — 93.7%
1,000,000	Anne Arundel County, MD, Consolidated Water & Sewer Utility Improvements G.O., 5.000%, 4/1/22	1,203,220
810,000	Anne Arundel County, MD, Economic Development, Anne Arundel Community College Project, Refunding Revenue, 4.000%, 9/1/20	896,597
1,000,000	Charles County, MD, Consolidated Public School Improvements G.O., 5.000%, 7/15/22	1,214,560
890,000	Charles County, MD, Consolidated Public School Improvements G.O., Callable 7/15/23 @ 100, 5.000%, 7/15/25	1,075,485
1,000,000	Howard County, MD, Consolidated Public Improvements, Series A, Refunding G.O., 5.000%, 2/15/20	1,163,060
300,000	Howard County, MD, Housing Commission, Columbia Commons Apartments, Local Multifamily Housing Revenue, Series A, 3.000%, 6/1/21	313,815
275,000	Howard County, MD, Housing Commission, General Capital Improvement Program, Local Multifamily Housing Revenue, 4.000%, 6/1/22	301,744
125,000	Howard County, MD, Miscellaneous Purpose Certificate of Participation, Series A, 8.050%, 2/15/21	167,310
135,000	Howard County, MD, Public Improvements Certificate of Participation, Series B, 8.250%, 2/15/20	173,711
690,000	Maryland Community Development Administration, Residential Single Family Housing Revenue, Series A, Callable 9/1/18 @ 100, 4.750%, 9/1/29	717,414
250,000	Maryland Economic Development Corp., Electricity Lights & Power Improvements, Refunding Revenue, Callable 3/1/19 @ 100, 6.200%, 9/1/22	289,547
115,000	Maryland Economic Development Corp., Lutheran World Relief Refugee, Refunding Revenue, Callable 4/1/17 @ 100, (Lutheran Center Corp.), 5.250%, 4/1/19	120,980
975,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, 5.000%, 6/1/20	1,133,983
420,000	Maryland Economic Development Corp., Public Health Laboratory Public Improvements Revenue, Callable 6/1/21 @ 100, 5.000%, 6/1/26	486,620

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$ 735,000	Maryland Economic Development Corp., University of Maryland College Park Projects, Refunding Revenue (AGC), 5.000%, 6/1/16	$ 754,147
555,000	Maryland Environmental Service, Mid Shore II Regional Landfill, Resource Recovery Improvements Revenue, 4.000%, 11/1/17	591,064
1,000,000	Maryland Health & Higher Educational Facilities Authority, Calvert Health System, Health, Hospital, Nursing Home Improvements, Refunding Revenue, Callable 07/01/23 @ 100, OID, 5.000%, 7/1/38	1,092,510
1,090,000	Maryland Health & Higher Educational Facilities Authority, Carroll Hospital, Refunding Revenue, Series A, 5.000%, 7/1/19	1,218,522
900,000	Maryland Health & Higher Educational Facilities Authority, College of Notre Dame, Refunding Revenue, 4.000%, 10/1/19	965,493
1,000,000	Maryland Health & Higher Educational Facilities Authority, Frederick Memorial Hospital, Refunding Revenue, Series A, 5.000%, 7/1/22	1,146,070
500,000	Maryland Health & Higher Educational Facilities Authority, Greater Baltimore Medical Center, Refunding Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 7/1/26	569,550
1,000,000	Maryland Health & Higher Educational Facilities Authority, Johns Hopkins Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/25	1,168,290
530,000	Maryland Health & Higher Educational Facilities Authority, Maryland Institute College of Art, Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	611,069
1,000,000	Maryland Health & Higher Educational Facilities Authority, MedStar Health Inc., Health, Hospital, Nursing Home Improvements Revenue, Series B, Callable 8/15/23 @ 100, 5.000%, 8/15/38	1,108,960
400,000	Maryland Health & Higher Educational Facilities Authority, Meritus Medical Center Issue, Refunding Revenue, 5.000%, 7/1/22	456,040
810,000	Maryland Health & Higher Educational Facilities Authority, Peninsula Regional Medical Center, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/16 @ 100, 5.000%, 7/1/26	836,908
400,000	Maryland Health & Higher Educational Facilities Authority, University of Maryland Medical System, Refunding Revenue, 5.000%, 7/1/19	449,956
1,160,000	Maryland Stadium Authority, Refunding Revenue, 5.000%, 6/15/23	1,401,489
500,000	Maryland State Department of Transportation, Transit Improvements Revenue, Second Issue, Callable 9/1/18 @ 100, 5.000%, 9/1/23	558,415

Continued

Sterling Capital Maryland Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$1,100,000	Maryland State Transportation Authority, Grant & Revenue Anticipation, Highway Improvements Revenue, Callable 3/1/19 @ 100, OID, 5.000%, 3/1/20	$1,235,960
635,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, 5.000%, 7/1/19	725,792
1,000,000	Maryland State Transportation Authority, Transportation Facilities Project, Highway Revenue, Series A, Callable 7/1/19 @ 100, 5.000%, 7/1/22	1,131,340
500,000	Montgomery County, MD, Department Liquor Control Public Improvements Revenue, Series A, Callable 4/1/21 @ 100, OID, 4.500%, 4/1/26	548,490
1,000,000	Montgomery County, MD, Public Transportation Equipment Transit Improvements Certificate of Participation, 4.000%, 5/1/17	1,051,100
1,025,000	Montgomery County, MD, Revenue Authority, Refunding Revenue, 5.000%, 5/1/22	1,215,281
750,000	Montgomery County, MD, Water Quality Public Improvements Revenue, Series A, Callable 4/1/20 @ 100, 5.000%, 4/1/30	856,943
890,000	Montgomery County, MD, West Germantown Development District, Refunding, Special Tax, 4.000%, 7/1/23	987,526
1,000,000	Prince George’s County, MD, Consolidated Public School Improvements, G.O., Series A, Callable 9/01/24 @ 100, 4.000%, 9/1/25	1,152,910
530,000	Talbot County, MD, Public School Improvements G.O., 5.000%, 12/15/16	560,030
1,140,000	Washington County, MD, Refunding G.O., 4.000%, 1/1/21	1,288,348

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Maryland — (continued)
$700,000	Washington Suburban Sanitary Commission, Consolidated Public Water Utility Improvements, G.O., 4.000%, 6/1/24	$ 813,127
500,000	Washington Suburban Sanitary Commission, Water Supply G.O., Callable 6/1/17 @ 100, 4.000%, 6/1/20	525,610

		34,278,986

	Total Municipal Bonds (Cost $34,690,599)	36,065,639

Shares
MONEY MARKET FUND — 1.1%

412,638	Federated Tax-Free Obligations Fund, Institutional Shares, 0.010%(a)	412,638

	Total Money Market Fund (Cost $412,638)	412,638

Total Investments — 99.7% (Cost $35,103,237)		36,478,277
Net Other Assets (Liabilities) — 0.3%		96,254

NET ASSETS — 100.0%		$36,574,531

(a)	Represents the current yield as of report date.

AGC — Assured Guaranty Corp.

G.O. — General Obligation

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — 95.7%

	North Carolina — 95.7%
$2,335,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/24	$2,738,021
2,405,000	Appalachian State University, University & College Improvements Revenue, Callable 10/1/21 @ 100, 4.750%, 10/1/27	2,696,342
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/24	1,166,870
1,000,000	Beaufort County, NC, Refunding Revenue Limited Obligation, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,146,890
1,000,000	Broad River Water Authority, Water System Refunding Revenue, 5.000%, 6/1/24	1,203,460
1,025,000	Buncombe County Metropolitan Sewerage District, Sewer Improvements Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/39	1,169,023
1,985,000	Buncombe County, NC, Public Improvements Revenue, Series A, 4.000%, 6/1/17	2,097,212
2,000,000	Buncombe County, NC, Refunding Revenue, Limited Obligations, Series A, 5.000%, 6/1/20	2,326,120
1,000,000	Cabarrus County, NC, Installment Financing Contract, Correctional Facility Improvements Certificate of Participation, Series C, Callable 6/1/18 @ 100, OID, 5.000%, 6/1/23	1,111,310
1,960,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, 5.000%, 1/1/17	2,068,212
1,685,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/20	1,907,117
1,730,000	Cabarrus County, NC, Installment Financing Contract, School Improvements Certificate of Participation, Callable 1/1/19 @ 100, 5.000%, 1/1/23	1,958,048
1,240,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, 5.000%, 8/1/21	1,476,096
1,475,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/26	1,720,145
1,535,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Refunding Revenue, Callable 8/1/21 @ 100, 5.000%, 8/1/28	1,770,515
1,160,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/26	1,287,797
1,030,000	Cape Fear Public Utility Authority, Water & Sewer System, Improvements Revenue, Callable 8/1/18 @ 100, 5.000%, 8/1/31	1,137,357
1,120,000	Cary, NC, Combined Utility Systems, Refunding Revenue, Callable 12/1/25 @ 100, 4.000%, 12/1/29	1,251,858
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/19	1,108,270
1,000,000	Catawba County, NC, School Improvements Refunding Revenue, 4.000%, 10/1/20	1,119,920

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Charlotte, NC, Charlotte Douglas International Airport Refunding Revenue, Callable 7/1/24 @ 100, 5.000%, 7/1/31	$1,156,240
1,000,000	Charlotte, NC, Port, Airport & Marina Improvements Revenue, Series A, Callable 7/1/20 @ 100, 5.000%, 7/1/27	1,132,200
1,280,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/20	1,320,768
1,000,000	Charlotte, NC, Storm Water Fee Public, Improvements Revenue, Callable 6/1/16 @ 100, 5.000%, 6/1/23	1,031,990
1,000,000	Charlotte, NC, Water & Sewer System, Refunding Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/25	1,158,970
2,000,000	Chatham County, NC, Refunding Revenue (County Guaranteed), 5.000%, 12/1/28	2,500,340
2,000,000	Concord, NC, Utilities Systems, Refunding Revenue, Series B, Callable 12/1/19 @ 100, 5.000%, 12/1/22	2,234,580
1,000,000	Durham Capital Financing Corp., Limited Obligation Refunding Revenue, 5.000%, 6/1/21	1,187,310
1,410,000	Durham County, NC, Industrial Facilities & Pollution Control Financing Authority, Research Triangle Institute, University & College Improvements Revenue, 5.000%, 2/1/20	1,605,398
2,000,000	Durham County, NC, Public Improvements Certificate of Participation, Series A, Callable 6/1/19 @ 100, 5.000%, 6/1/24	2,249,400
1,000,000	Durham, NC, Refunding G.O., 4.000%, 9/1/25	1,172,250
1,750,000	Fayetteville, NC, Public Works Commission, Electric Light & Power Improvements Revenue, Callable 3/1/24 @ 100, 4.000%, 3/1/27	1,950,060
1,085,000	Franklin County, NC, Public Facilities Projects, Certificate of Participation, Callable 9/1/17 @ 100 (NATL), 5.000%, 9/1/22	1,164,574
1,030,000	Henderson County, NC, University & College Improvements Revenue, Series B, 4.000%, 12/1/16	1,073,723
1,010,000	Holly Springs, NC, Public Improvements Revenue, Callable 10/1/24 @ 100, 5.000%, 10/1/27	1,210,848
2,335,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/19	2,643,640
2,125,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/20	2,463,343
2,470,000	Iredell County, NC, Refunding G.O., Series B, 5.000%, 2/1/21	2,923,121
4,000,000	Johnston County, NC, Refunding G.O., 4.000%, 2/1/26	4,572,440
1,000,000	Lee County, NC, Public Facilities Projects, School Improvements Certificate of Participation, Callable 4/1/17 @ 100 (AGM), 5.000%, 4/1/19	1,062,570
1,570,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/19	1,721,756
1,705,000	Lenoir County, NC, Refunding G.O., 4.000%, 2/1/20	1,897,801

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,750,000	Lincoln County, NC, Refunding G.O., Series A, 5.000%, 6/1/18	$1,944,373
2,535,000	Lincoln County, NC, Refunding G.O., Series A, 4.000%, 6/1/19	2,799,907
2,000,000	Mecklenburg County, NC, Refunding G.O., 5.000%, 2/1/21	2,373,780
1,280,000	Monroe, NC, Combined Enterprise System, Refunding Revenue (AGM), 4.000%, 3/1/19	1,399,590
1,855,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/19	2,139,687
1,015,000	New Hanover County, NC, New Hanover County Projects, Refunding Revenue, 5.000%, 12/1/20	1,193,711
1,270,000	New Hanover County, NC, New Hanover Regional Medical, Refunding Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,452,232
1,000,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/21	1,135,900
1,050,000	New Hanover County, NC, Regional Medical Center, Health Hospital, Nursing Home Improvements Revenue, Series A, Callable 10/1/19 @ 100 (AGM), 5.000%, 10/1/22	1,185,713
1,305,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, 5.000%, 4/1/21	1,513,252
1,000,000	North Carolina Capital Facilities Finance Agency, Johnson & Wales University Project, Refunding Revenue, Callable 4/1/23 @ 100, 5.000%, 4/1/25	1,175,690
1,000,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, Callable 7/1/22 @ 100, 5.000%, 1/1/25	1,211,820
1,915,000	North Carolina Eastern Municipal Power Agency, Electric, Lights & Power Improvements Revenue, Series A, OID, 6.400%, 1/1/21	2,186,068
1,000,000	North Carolina Eastern Municipal Power Agency, Refunding Revenue, Series A, Callable 1/1/16 @ 100 (AMBAC), 5.250%, 1/1/20	1,012,800
1,005,000	North Carolina Medical Care Commission, First Mortgage Deerfield, Health, Hospital, Nursing Home Improvements Revenue, Series A, Callable 11/1/18 @ 100, OID, 6.000%, 11/1/33	1,098,173
1,500,000	North Carolina Medical Care Commission, Firsthealth Carolina, Refunding Revenue, Series C, OID, 4.000%, 10/1/18	1,626,735
5,000,000	North Carolina Medical Care Commission, Health Care Facilities, Duke University Health System, Health, Hospital, Nursing Home Improvements Revenue, Callable 6/1/22 @ 100, Series A, 5.000%, 6/1/32	5,690,850
915,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.000%, 7/1/19	1,006,765

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,180,000	North Carolina Medical Care Commission, Health Care Facilities, Refunding Revenue, Appalachian Regional Healthcare System, Series A, 5.375%, 7/1/20	$1,331,665
1,000,000	North Carolina Medical Care Commission, Mission Health Combine Group, Refunding Revenue, Callable 10/1/17 @ 100 (AGM-CR), 5.000%, 10/1/25	1,073,100
3,030,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, 5.000%, 6/1/20	3,471,834
1,530,000	North Carolina Medical Care Commission, North Carolina Baptist Hospital, Refunding Revenue, Callable 6/1/20 @ 100, 5.250%, 6/1/29	1,719,322
2,780,000	North Carolina Medical Care Commission, Vidant Health Care Facilities, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	3,178,096
1,260,000	North Carolina Medical Care Commission, Wakemed Refunding Revenue, Series A, 5.000%, 10/1/22	1,468,026
2,000,000	North Carolina Medical Care Commission, Wakemed, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/27	2,251,620
2,000,000	North Carolina State University at Raleigh, Refunding Revenue, Series A, Callable 10/1/23 @ 100, 5.000%, 10/1/28	2,366,180
4,550,000	North Carolina State, Public Improvements, Revenue, Series C, Callable 5/1/21 @ 100, 4.000%, 5/1/23	5,023,701
2,380,000	North Carolina State, Refunding G.O., Series B, 5.000%, 4/1/17	2,541,840
1,250,000	Onslow County, NC, Refunding G.O., 5.000%, 12/1/21	1,487,963
1,520,000	Onslow Water & Sewer Authority, Water Utility Improvements Revenue, Series B, Callable 11/9/15 @ 100 (XLCA), 5.000%, 6/1/21	1,526,034
1,365,000	Orange County, NC, Public Facilities Co., Public Improvements, Revenue, Callable 10/1/21 @ 100, 5.000%, 10/1/23	1,628,117
1,105,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL), 5.250%, 6/1/18	1,212,804
1,000,000	Pasquotank County, NC, Refunding Certificate of Participation (NATL), 5.250%, 6/1/19	1,124,850
1,210,000	Pender County, NC, Limited Obligation Refunding Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/26	1,411,792
1,390,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/24	1,623,701
1,395,000	Pitt County, NC, Certificate of Participation, Refunding, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,618,339
2,160,000	Raleigh Durham Airport Authority, Refunding Revenue, Series B1, Callable 5/1/20 @ 100, 5.000%, 11/1/28	2,444,969
1,500,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/27	1,783,815

Continued

Sterling Capital North Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,615,000	Raleigh, NC, Combined Enterprise System, Refunding Revenue, Series A, Callable 3/1/23 @ 100, 5.000%, 3/1/28	$1,908,833
1,070,000	Raleigh, NC, Public Improvements, Revenue, Series A, Callable 10/1/24 @ 100, 4.000%, 10/1/31	1,139,946
1,560,000	Rockingham County, NC, Public Improvements Certificate of Participation (Assured Guaranty), 5.000%, 4/1/17	1,664,614
1,510,000	Rockingham County, NC, Refunding Revenue, 5.000%, 4/1/18	1,663,869
1,985,000	Sampson County, NC, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	2,389,861
1,000,000	Union County, NC, Enterprise Systems, Refunding Revenue, Series A, Callable 12/1/21 @ 100, 4.000%, 12/1/22	1,135,550
2,205,000	Union County, NC, Refunding G.O., Series A, 5.000%, 3/1/22	2,656,981
1,000,000	Union County, NC, Refunding Revenue, 5.000%, 12/1/23	1,219,910
2,285,000	University of North Carolina at Greensboro, Refunding Revenue, Callable 4/1/21 @ 100, 5.000%, 4/1/23	2,651,240
1,695,000	University of North Carolina at Greensboro, University & College Improvements Revenue, Callable 4/1/24 @ 100, 5.000%, 4/1/28	2,004,253
3,260,000	University of North Carolina System, Appalachian State University, Refunding Revenue, Series B1, Callable 4/1/20 @ 100, 5.250%, 10/1/22	3,821,046
3,130,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.000%, 10/1/20	3,661,818
1,485,000	University of North Carolina System, Asheville/Wilmington, Refunding Revenue, Series C, Callable 4/1/20 @ 100 (Assured Guaranty), 5.250%, 10/1/24	1,734,005
1,975,000	University of North Carolina System, The University of North Carolina at Greensboro, Refunding Revenue, Series B2, 5.000%, 4/1/17	2,104,047
1,000,000	University of North Carolina System, University & College Improvements, General Trust Indenture Revenue, Series C, 4.500%, 10/1/17	1,067,670
250,000	University of North Carolina System, University & College Improvements, Prerefunded Revenue, Series A, Callable 10/1/16 @ 100, (NATL-RE), 5.000%, 10/1/17	261,665
525,000	University of North Carolina System, University & College Improvements, Unrefunded Revenue, Series A, Callable 10/1/16 @ 100, (NATL-RE), 5.000%, 10/1/17	548,200
2,125,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/24	2,481,044

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	North Carolina — (continued)
$1,000,000	Watauga Public Facilities Corp., Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	$ 1,150,970
1,000,000	Winston-Salem State University Foundation LLC, Refunding Revenue, Callable 4/1/22 @ 100, 5.000%, 4/1/25	1,120,980
1,000,000	Winston-Salem, NC, Transit Improvements, Refunding Revenue, Series C, Callable 6/1/24 @ 100, 5.000%, 6/1/30	1,168,270
1,165,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, 5.000%, 6/1/24	1,444,681
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/17 @ 100, 5.000%, 6/1/19	1,072,250
1,875,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/25	2,311,013
1,000,000	Winston-Salem, NC, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/24 @ 100, 5.000%, 6/1/28	1,206,140

	Total Municipal Bonds (Cost $178,254,889)	187,917,575

Shares
MONEY MARKET FUND — 3.0%

5,963,766	Federated North Carolina Municipal Cash Trust, Institutional Shares, 0.010%(a)	5,963,766

	Total Money Market Fund (Cost $5,963,766)	5,963,766

Total Investments — 98.7% (Cost $184,218,655)		193,881,341
Net Other Assets (Liabilities) — 1.3%		2,457,071

NET ASSETS — 100.0%		$196,338,412

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

CR — Custodial Receipts

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

XLCA — XL Capital Assurance

See accompanying Notes to the Financial Statements.

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — 97.6%

	South Carolina — 97.6%
$1,515,000	Anderson County, SC, School District No 4, Refunding, G.O., Series A, Callable 3/1/25 @ 100, (SCSDE), 5.000%, 3/1/28	$1,826,878
1,000,000	Anderson Regional Joint Water System, Refunding Revenue, Series A, Callable 7/15/21 @ 100, 5.000%, 7/15/25	1,139,290
1,095,000	Anderson, SC, Water & Sewer, Refunding Revenue (AGM), 5.000%, 7/1/19	1,245,497
1,000,000	Beaufort County, SC, School District, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/22	1,199,110
1,000,000	Beaufort County, SC, School District, Refunding G.O., Series A, Callable 3/1/17 @ 100 (AGM, SCSDE), 5.000%, 3/1/27	1,064,030
1,000,000	Charleston County, SC, Capital Improvements Transportation Sales Tax, Public Improvements G.O., Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/22	1,202,400
1,000,000	Charleston County, SC, Port, Airport & Marina Improvements Revenue, 5.000%, 12/1/22	1,198,370
2,500,000	Charleston Educational Excellence Finance Corp., Charleston County School Refunding Revenue, 5.000%, 12/1/21	2,977,000
1,910,000	Clover School District No. 2, Advance Refunding, G.O., (SCSDE), 5.000%, 3/1/18	2,104,438
1,355,000	Coastal Carolina University, University & College Improvements Revenue, Callable 6/1/24 @ 100, 5.000%, 6/1/34	1,539,415
1,295,000	College of Charleston, University & College Improvements Refunding Revenue, Series A, Callable 4/1/21 @ 100, 5.000%, 4/1/25	1,477,297
1,000,000	College of Charleston, University & College Improvements Revenue, Series A, Callable 4/1/24 @ 100, 5.000%, 4/1/25	1,193,410
1,095,000	Columbia, SC, Recreational Facilities Improvements Revenue, Callable 2/1/24 @ 100, 4.000%, 2/1/31	1,154,513
1,170,000	Easley Combined Utility System, Refunding Revenue, Callable 12/1/19 @ 100 (Assured Guaranty), 5.000%, 12/1/24	1,336,713
1,135,000	East Richland County Public Service District, Refunding Revenue, 4.000%, 1/1/22	1,280,586
600,000	Educational Facilities Authority, Wofford College, University & College Improvements Revenue, Series B, 2.000%, 4/1/27(a)	601,686
1,000,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/28	1,151,990
1,100,000	Florence County, SC, McLeod Regional Medical Center Project, Refunding Revenue, Callable 11/1/24 @ 100, 5.000%, 11/1/33	1,229,261
1,895,000	Florence County, SC, Public Improvements, G.O., (State Aid Withholding), 4.000%, 6/1/20	2,124,068
1,000,000	Greenville County, SC, School District Building Refunding Revenue, 5.000%, 12/1/22	1,198,860
1,075,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, 5.000%, 12/1/22	1,130,416
570,000	Greenville County, SC, School District Building Refunding Revenue, Callable 12/1/16 @ 100, OID, 4.250%, 12/1/21	594,134

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,340,000	Greenville Health System, Hospital System Board, Refunding Revenue, 5.000%, 5/1/21	$1,557,147
1,000,000	Greenville Health System, Hospital System Board, Refunding Revenue, Callable 5/1/22 @ 100, 5.000%, 5/1/31	1,116,800
1,000,000	Greenwood County, SC, Self Regional Healthcare Refunding Revenue, Series B, Callable 4/1/22 @ 100, 5.000%, 10/1/24	1,138,240
530,000	Greenwood County, SC, Self Regional Healthcare Revenue, Callable 10/1/19 @ 100, OID, 5.000%, 10/1/23	594,183
1,175,000	Greenwood, SC, Combined Public Utility Revenue, Series A, 4.000%, 12/1/18	1,276,226
1,000,000	Horry County, SC, School District, Refunding, G.O., Series B (SCSDE), 5.000%, 3/1/23	1,211,300
500,000	Kershaw County, SC, Kershaw County School District Project, Refunding Revenue (AGC), 5.000%, 12/1/16	525,845
1,460,000	Lancaster Educational Assistance Program, Inc., SC, Lancaster County School District Refunding Revenue, Series B, Callable 12/1/23 @ 100, 5.000%, 12/1/24	1,748,102
645,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/19	698,329
1,000,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/17 @ 100, 5.000%, 11/1/23	1,077,490
785,000	Lexington County, SC, Health Services District, Inc., Refunding Revenue, Callable 11/1/21 @ 100, 5.000%, 11/1/22	920,106
1,000,000	Lexington County, SC, School District No. 1, G.O., Series C (SCSDE), 5.000%, 2/1/21	1,178,940
1,000,000	Lexington One School Facilities Corp., Lexington County School District No. 1 Revenue, 5.000%, 12/1/16	1,054,010
940,000	Lexington, SC, Combined Waterworks & Sewer System Refunding Revenue, Callable 4/1/21 @100, 5.000%, 4/1/22	1,086,941
1,000,000	Lugoff-Elgin Water Authority, Refunding Revenue, Series B, Callable 7/1/26 @ 100, 5.000%, 7/1/30	1,181,600
1,460,000	Newberry, SC, Refunding Revenue (AGM), 5.000%, 4/1/24	1,722,114
720,000	Oconee County, SC, Duke Power Co. Project Refunding Revenue, 3.600%, 2/1/17	747,230
810,000	Orangeburg County, SC, School District No. 5, Refunding G.O. (SCSDE), 5.000%, 3/1/21	951,766
550,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series A3 (Assured Guaranty), 5.000%, 1/1/18	600,171
1,000,000	Piedmont Municipal Power Agency, Power System Refunding Revenue, Series B, Callable 1/1/22 @ 100, 4.000%, 1/1/23	1,106,440
330,000	Piedmont Municipal Power Agency, Power System, Prerefunded, Refunding Revenue (NATL), OID, 5.375%, 1/1/25	364,927
1,000,000	Renewable Water Resources Sewage System, Refunding Revenue, 4.000%, 1/1/20	1,108,280

Continued

Sterling Capital South Carolina Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,000,000	Rock Hill, SC, Combined Utility System, Refunding Revenue, Series A, Callable 1/1/22 @100 (AGM), 5.000%, 1/1/23	$1,166,300
1,000,000	Rock Hill, SC, Hospital Fee Pledge, Refunding Revenue, Callable 4/1/23 @100, 5.000%, 4/1/33	1,110,060
1,090,000	Rock Hill, SC, Ltd. Obligations, Hospitality Fee Pledge, Refunding Revenue, 5.000%, 4/1/21	1,264,553
1,500,000	SCAGO Educational Facilities Corp. for Cherokee School District No. 1, Refunding Revenue, 5.000%, 12/1/24	1,784,760
1,135,000	SCAGO Educational Facilities Corp. for Colleton School District, Refunding Revenue, 5.000%, 12/1/20	1,303,196
825,000	SCAGO Educational Facilities Corp. for Pickens School District, Pickens County Project, School Improvements Revenue, Callable 12/1/16 @ 100 (AGM), 5.000%, 12/1/19	868,907
790,000	SCAGO Educational Facilities Corp. for Union School District, Refunding Revenue, 5.000%, 12/1/21	914,251
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/18	558,265
500,000	SCAGO Public Facilities Corp. for Georgetown County, Georgetown County Project, Refunding Revenue, Series A, 5.000%, 12/1/19	566,880
550,000	South Carolina Jobs-Economic Development Authority, AnMed Health Project, Refunding & Improvement Revenue, Series B (Assured Guaranty), 5.000%, 2/1/19	611,413
1,000,000	South Carolina Jobs-Economic Development Authority, Bons Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,145,550
1,500,000	South Carolina Jobs-Economic Development Authority, Conway Hospital Income Project, Health, Hospital, Nursing Home Improvements Revenue, Callable 7/1/22 @ 100, 5.000%, 7/1/23	1,702,215
580,000	South Carolina Jobs-Economic Development Authority, Furman University, Refunding Revenue, 5.000%, 10/1/24	702,096
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health Facilities, Refunding Revenue, Series A (AGM), 5.000%, 8/1/19	556,870
500,000	South Carolina Jobs-Economic Development Authority, Palmetto Health, Refunding & Improvement Facilities Revenue, OID, 5.000%, 8/1/18	545,605

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	South Carolina — (continued)
$1,150,000	South Carolina Ports Authority, Port, Airport & Marina Improvements Revenue, 5.000%, 7/1/19	$ 1,303,077
1,030,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/27	1,132,969
1,015,000	South Carolina State Public Service Authority, Refunding Revenue, Series A, Callable 1/1/19 @ 100, 5.000%, 1/1/32	1,112,755
1,225,000	South Carolina State Public Service Authority, Refunding Revenue, Series B, Callable 1/1/16 @ 100 (NATL), 5.000%, 1/1/22	1,239,945
600,000	Spartanburg Regional Health Services District, Refunding Revenue, Series A, Callable 4/15/18 @ 100 (Assured Guaranty), 5.250%, 4/15/21	656,736
830,000	Three Rivers Solid Waste Authority, Solid Waste Disposal Facilities, Refunding Revenue, 4.500%, 12/15/16	865,424
500,000	University of South Carolina, Refunding Revenue, Series A, Callable 5/1/20 @ 100, 5.000%, 5/1/28	565,965

	Total Municipal Bonds (Cost $71,967,804)	74,613,341

Shares
MONEY MARKET FUND — 2.5%

1,922,364	Federated Tax-Free Obligations Fund, Institutional Shares, 0.010%(b)	1,922,364

	Total Money Market Fund (Cost $1,922,364)	1,922,364

Total Investments — 100.1% (Cost $73,890,168)		76,535,705
Net Other Assets (Liabilities) — (0.1)%		(85,374)

NET ASSETS — 100.0%		$76,450,331

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(b)	Represents the current yield as of report date.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corp.

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

SCAGO — South Carolina Association of Governmental Organizations

SCSDE — South Carolina School District Enhancement

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — 99.6%

	District of Columbia — 1.8%
$1,160,000	Metropolitan Washington Airports Authority, Port, Airport & Marina Improvement Revenue, Series A, Callable 10/1/20 @ 100, 5.000%, 10/1/23	$1,340,426
625,000	Metropolitan Washington Airports Authority, Refunding Revenue, Series B, Callable 10/1/19 @ 100, 5.000%, 10/1/21	709,300

		2,049,726

	Virginia — 97.8%
1,000,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, 5.000%, 6/1/21	1,183,130
1,730,000	Albemarle County, VA, Economic Development Authority, Albemarle County Project, Public Improvements Revenue, Callable 6/1/22 @ 100, 5.000%, 6/1/23	2,043,043
2,760,000	Albemarle County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/20	3,210,046
1,000,000	Alexandria, VA, Refunding G.O. (State Aid Withholding), 5.000%, 6/15/21	1,193,750
1,000,000	Arlington County, VA, Industrial Development Authority, VA Hospital Center Arlington, Refunding Revenue, 5.000%, 7/1/18	1,100,570
1,100,000	Chesterfield County, VA, Economic Development Authority, Electric & Power, Refunding Revenue, Series A, Callable 5/1/19 @ 100, 5.000%, 5/1/23	1,239,535
1,145,000	Culpeper County, VA, Economic Development Authority, VA Capital Projects, Refunding Revenue, Callable 6/1/24 @ 100, 4.000%, 6/1/26	1,274,729
1,410,000	Fairfax County, VA, Economic Development Authority, Community Services Facilities Project, Health, Hospital, Nursing, Home Improvements, Revenue, Series A, 4.500%, 3/1/21	1,622,699
1,875,000	Fairfax County, VA, Economic Development Authority, Goodwin House Inc., Refunding Revenue, Callable 10/1/17 @ 100, 5.000%, 10/1/27	1,961,981
2,500,000	Fairfax County, VA, Economic Development Authority, Laurel Hill Public Facilities Project, Refunding Revenue, Series A, 5.000%, 6/1/22	2,983,425
1,000,000	Fairfax County, VA, Industrial Development Authority, Inova Health System Project, Refunding Revenue, (AGM-CR), OID, 5.250%, 8/15/19	1,091,780
595,000	Fairfax County, VA, Industrial Development Authority, Inova Health Systems Project, Refunding Revenue, Series C, 5.000%, 5/15/18	658,570
2,160,000	Fairfax County, VA, Sewer Improvements Revenue, Callable 7/15/21 @ 100, 5.000%, 7/15/22	2,565,907
1,000,000	Fredericksburg Economic Development Authority, Mary Washington Healthcare Obligation Group, Refunding Revenue, Callable 6/15/24 @ 100, 5.000%, 6/15/26	1,131,250

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,000,000	Hampton, VA, Public Improvements, Refunding G.O., Series A, Callable 1/15/19 @100, 5.000%, 1/15/21	$1,123,790
1,700,000	Leesburg, VA, Refunding G.O., Callable 1/15/24 @ 100, (State Aid Withholding), 4.000%, 1/15/27	1,900,447
1,000,000	Leesburg, VA, Refunding G.O., Callable 1/15/25 @ 100, (State Aid Withholding), 5.000%, 1/15/27	1,222,670
1,000,000	Loudoun County, VA, Economic Development Authority, Public Improvements Revenue, Callable 12/1/24 @ 100, 5.000%, 12/1/27	1,190,450
1,665,000	Loudoun County, VA, Industrial Development Authority, Refunding Revenue, 4.000%, 12/15/22	1,915,566
1,020,000	Loudoun County, VA, Public Improvements G.O., Series B, (State Aid Withholding), 5.000%, 12/1/16	1,075,692
1,465,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/27	1,666,511
2,460,000	Montgomery County, VA, Economic Development Authority, Virginia Tech Foundation, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/24	2,864,621
1,315,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, 5.000%, 2/1/18	1,441,306
1,445,000	Montgomery County, VA, Industrial Development Authority, Public Projects, Public Improvements, Revenue, Callable 2/1/18 @ 100, 5.000%, 2/1/24	1,562,059
2,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series A, 4.000%, 7/15/20	2,249,240
1,000,000	Newport News, VA, General Water Improvements, Refunding G.O., Series B, 5.250%, 7/1/21	1,205,040
1,000,000	Norfolk, VA, Economic Development Authority, Bon Secours Health System, Inc., Refunding Revenue, Callable 11/1/22 @ 100, 5.000%, 11/1/29	1,120,020
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare Facilities, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/25	1,157,060
1,000,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/24	1,169,060
1,465,000	Norfolk, VA, Economic Development Authority, Sentara Healthcare, Refunding Revenue, Series B, Callable 11/1/22 @ 100, 5.000%, 11/1/36	1,636,874
1,000,000	Norfolk, VA, Water Utility Improvements Revenue, Callable 11/1/18 @ 100, 5.000%, 11/1/23	1,126,120
1,000,000	Pittsylvania County, VA, School Improvements G.O., Series B, 5.000%, 2/1/19	1,132,180

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$1,320,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.200%, 2/1/20	$1,504,602
1,775,000	Pittsylvania County, VA, School Improvements G.O., Series B, Callable 2/1/19 @ 100, OID, 5.375%, 2/1/21	2,033,422
1,160,000	Poquoson, VA, Refunding G.O., (State Aid Withholding), 5.000%, 2/15/21	1,369,809
1,700,000	Portsmouth, VA, Public Improvements, Refunding G.O., Series A, Callable 2/1/23 @ 100, (State Aid Withholding), 5.000%, 2/1/27	2,001,461
1,325,000	Portsmouth, VA, Public Utilities, Refunding G.O., Series A, Callable 7/15/22 @ 100, (State Aid Withholding), 5.000%, 7/15/24	1,569,476
1,440,000	Portsmouth, VA, Refunding G.O., Series B, Callable 7/15/19 @ 100, 5.250%, 7/15/23	1,638,274
1,055,000	Portsmouth, VA, Refunding G.O., Series D, Callable 7/15/20 @ 100, 5.000%, 7/15/21	1,223,895
1,150,000	Prince William County, VA, County Facilities, Refunding Certificate of Participation, 5.000%, 10/1/21	1,360,117
1,245,000	Rappahannock Regional Jail Authority, Refunding Revenue, Callable 10/1/2025 @ 100, 5.000%, 10/1/26	1,513,422
1,520,000	Richmond Metropolitan Transportation Authority (The), Expressway, Refunding Revenue, (NATL), 5.250%, 7/15/16	1,574,735
2,000,000	Richmond, VA, Public Improvements, Refunding G.O., Series A, Callable 3/1/24 @ 100 (State Aid Withholding), 5.000%, 3/1/28	2,380,820
2,195,000	Riverside Regional Jail Authority, Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/27	2,635,712
1,000,000	Riverside Regional Jail Authority, Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/30	1,173,530
1,760,000	Riverside, VA, Regional Jail Authority, Refunding Revenue, 5.000%, 7/1/22	2,092,570
1,415,000	Roanoke, VA, Economic Development Authority, Carillion Health System, Remarketing, Refunding Revenue, Series C, (AGM), 5.000%, 7/1/17	1,517,446
885,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, 5.000%, 7/1/20	978,527
1,000,000	Smyth County, VA, Industrial Development Authority, Mountain States Health Alliance Refunding Revenue, Callable 7/1/20 @ 100, OID, 5.000%, 7/1/23	1,097,000
1,530,000	Smyth County, VA, Public Improvement, Refunding G.O., Series A, Callable 11/1/21 @ 100 (State Aid Withholding), 5.000%, 11/1/25	1,760,035
1,220,000	Spotsylvania County, VA, Economic Development Authority, Refunding Revenue, 5.000%, 6/1/22	1,456,753
1,420,000	Spotsylvania County, VA, Water & Sewer System, Refunding Revenue, Series A, Callable 6/1/20 @ 100, 5.000%, 6/1/28	1,606,886
2,425,000	Suffolk, VA, Public Improvements, Refunding G.O., Series A, (NATL), 5.000%, 2/1/17	2,572,391

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$ 465,000	Suffolk, VA, Unrefunded, Refunding G.O., Callable 12/1/15 @ 100, 5.000%, 12/1/18	$ 468,836
1,100,000	Virginia Biotechnology Research Partnership Authority, Constructions Laboratories Project, Refunding Revenue, 5.000%, 9/1/19	1,259,841
2,500,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, 5.000%, 2/1/22	2,980,925
845,000	Virginia College Building Authority, 21st Century College & Equipment, University & College Improvements Revenue, Series A, Callable 2/1/18 @ 100, (State Intercept), 5.000%, 2/1/21	927,235
1,750,000	Virginia College Building Authority, Advance Refunding Revenue, Series B, Callable 9/1/24 @100 (State Aid Withholding), 4.000%, 9/1/25	1,974,088
1,000,000	Virginia College Building Authority, Educational Refunding Revenue, Series A, (State Intercept), 5.000%, 9/1/19	1,147,380
1,805,000	Virginia College Building Authority, Public Higher Education Financing Program, Refunding Revenue, Series B, (State Intercept), 5.000%, 9/1/20	2,113,113
1,850,000	Virginia Commonwealth Transportation Board, Federal Transportation Grant, Transit Improvements, Revenue, Series B, Callable 9/15/22 @ 100, 5.000%, 3/15/23	2,221,591
1,500,000	Virginia Port Authority Commonwealth Port Fund, Port, Airport & Marina Improvements Revenue, Callable 7/1/20 @ 100, 5.000%, 7/1/28	1,727,295
2,000,000	Virginia Public Building Authority, Public Improvements Revenue, Series A, Callable 8/1/21 @ 100, 5.000%, 8/1/26	2,327,020
2,000,000	Virginia Public School Authority, Refunding Revenue, (State Aid Withholding), 5.000%, 8/1/20	2,349,580
1,000,000	Virginia Public School Authority, School Financing 1997 Resolution, School Improvement Revenue, Series B, Callable 8/1/17 @100, (NATL-RE), 5.000%, 8/1/26	1,079,060
1,150,000	Virginia Resources Authority, State Revolving Fund, Refunding Revenue, 5.500%, 10/1/17	1,262,010
1,835,000	Virginia Small Business Financing Authority, Sentara Healthcare Refunding Revenue, 4.000%, 11/1/16	1,904,877
1,255,000	Western Regional Jail Authority, Correctional Facilities Improvement Revenue, Callable 6/1/17 @ 100, (NATL-RE), 4.750%, 6/1/23	1,342,135
1,525,000	Western Regional Jail Authority, Refunding Revenue, Callable 12/1/25 @ 100, 5.000%, 12/1/26	1,855,605
700,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, 5.000%, 1/1/22	815,227

Continued

Sterling Capital Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

	Virginia — (continued)
$920,000	Winchester, VA, Economic Development Authority, Valley Health System Obligated Group, Hospital Refunding Revenue, Series A, Callable 1/1/24 @ 100, 5.000%, 1/1/26	$ 1,065,240

		113,901,062

	Total Municipal Bonds (Cost $110,674,262)	115,950,788

Shares		Fair Value
MONEY MARKET FUND — 0.8%

971,872	Federated Virginia Municipal Money Market Portfolio, Institutional Shares, 0.010%(a)	$971,872

	Total Money Market Fund (Cost $971,872)	971,872

Total Investments — 100.4% (Cost $111,646,134)		116,922,660
Net Other Assets (Liabilities) — (0.4)%		(500,239)

NET ASSETS — 100.0%		$116,422,421

(a)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

CR — Custodial Receipts

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

RE — Reinsurance

See accompanying Notes to the Financial Statements.

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments
September 30, 2015

Principal Amount		Fair Value

MUNICIPAL BONDS — 97.7%

$1,060,000	Berkeley County, WV, Building Commission, Judicial Center Project, Refunding Revenue, Callable 9/1/21 @ 100, 4.500%, 9/1/23	$1,180,066
1,085,000	Berkeley County, WV, Building Commission, Lease Refunding Revenue, Callable 12/1/22 @ 100, 4.000%, 12/1/26	1,171,572
1,500,000	Berkeley County, WV, Public Service Sewer District, Miscellaneous Purposes Revenue, Series C, Callable 10/1/23 @ 100, (BAM), 4.500%, 10/1/32	1,643,370
875,000	Berkeley County, WV, Public Service Sewer District, Sewer Improvements Revenue, Series A, Callable 11/9/15 @ 100, 5.000%, 3/1/22	877,975
670,000	Braxton County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/18 @ 100, (AGM, West Virginia Board Commission), 5.000%, 5/1/23	734,240
1,215,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, 4.000%, 6/1/19	1,329,720
1,005,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series A, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,144,906
1,495,000	Fairmont State University, WV, University & College Improvements, Refunding Revenue, Series B, Callable 6/1/21 @ 100, 5.000%, 6/1/23	1,703,119
1,100,000	Fairmont, WV, Waterworks Refunding Revenue, Series D, Callable 7/1/19 @100, (AGM), 4.000%, 7/1/24	1,161,358
2,150,000	Greenbrier County, WV, Board of Education, Public School Improvements G.O., (AGM), 5.000%, 5/1/18	2,381,254
1,605,000	Jefferson County, WV, Board of Education Public School, Refunding G.O., (West Virginia Board Commission), 4.000%, 5/1/19	1,758,743
1,700,000	Marshall University, WV, Refunding Revenue, 5.000%, 5/1/19	1,922,462
1,390,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/26	1,592,231
1,560,000	Marshall University, WV, University & College Improvements Revenue, Callable 5/1/21 @ 100, 5.000%, 5/1/27	1,786,964
1,000,000	Mason County, WV, Appalachian Power Co., Industrial Improvements Revenue, Series L, 1.625%, 10/1/22(a)	998,100
1,545,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., (West Virginia Board Commission), 5.000%, 5/1/20	1,786,530
1,000,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/23	1,179,540
675,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/31	765,038

Principal Amount		Fair Value

MUNICIPAL BONDS — (continued)

$ 965,000	Monongalia County, WV, Board of Education, Public School Refunding G.O., Callable 5/1/22 @ 100, (West Virginia Board Commission), 5.000%, 5/1/33	$1,086,908
405,000	Monongalia County, WV, Building Commission Justice Center, Public Improvements Revenue, Series A, Callable 2/1/21 @ 100, 4.000%, 2/1/22	443,370
815,000	Monongalia County, WV, Building Commission, Health System Obligated Group Refunding Revenue, Callable 7/1/21 @ 100, OID, 6.250%, 7/1/31	952,075
2,000,000	Monongalia County, WV, Building Commission, Monongalia Health System Group Refunding Revenue, Callable 7/1/25 @ 100, 5.000%, 7/1/26	2,321,320
390,000	Ohio County, WV, County Commission, Fort Henry Centre Financing District, Public Improvement, Tax Allocation, Series A, 5.350%, 6/1/17	404,360
1,000,000	Parkersburg, WV, Combined Waterworks & Sewerage System, Refunding Revenue, Series A, Callable 8/1/21 @ 100, (BAM), 4.000%, 8/1/22	1,099,940
860,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., 4.000%, 5/1/21	962,091
295,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/22	325,984
1,210,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/23	1,325,240
1,165,000	Pleasants County, WV, Board of Education, Public School Improvements G.O., Callable 5/1/21 @ 100, 4.000%, 5/1/24	1,265,283
1,000,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 3.000%, 5/1/19	1,066,520
1,655,000	Preston County, WV, Board of Education, Public School Improvements G.O., (West Virginia Board Commission), 4.000%, 5/1/21	1,867,452
1,285,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, 5.000%, 5/1/22	1,456,715
1,365,000	Princeton, WV, Princeton Community Hospital Project, Refunding Revenue, Series A, Callable 5/1/22 @ 100, 5.000%, 5/1/27	1,510,700
2,005,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., (West Virginia Board Commission), 4.000%, 5/1/19	2,211,655
1,000,000	Putnam County, WV, Board of Education, Public School Improvements, G.O., Callable 5/1/20 @ 100, (West Virginia Board Commission), 4.000%, 5/1/22	1,097,660
1,855,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL), 5.000%, 7/1/18	1,995,999

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,650,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL), 5.000%, 7/1/19	$1,774,641
3,700,000	School Building Authority of West Virginia, Capital Improvements, Refunding Revenue, Series A, Callable 7/1/17 @ 100 (NATL), 5.000%, 7/1/20	3,971,987
500,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/27	592,095
1,265,000	School Building Authority of West Virginia, Lottery Capital Improvements Revenue, Callable 7/1/24 @ 100, Series A, 5.000%, 7/1/28	1,488,260
1,050,000	School Building Authority of West Virginia, School Improvements Revenue, Callable 7/1/18 @ 100, OID, 5.000%, 7/1/27	1,149,655
1,840,000	School Building Authority of West Virginia, School Improvements Revenue, Callable 7/1/18 @100, 5.250%, 7/1/21	2,038,076
1,000,000	School Building Authority of West Virginia, School Improvements Revenue, Series B, Callable 7/1/20 @ 100, 5.000%, 7/1/30	1,137,050
1,400,000	Shepherd University Board of Governors, Residence Facilities Projects, University & College Improvements, Revenue, Callable 10/26/15 @ 100 (NATL), 5.000%, 6/1/25	1,405,558
500,000	West Virginia Economic Development Authority, Appalachian Power Co. Amos Plant Project, Refunding Revenue, 1.900%, 3/1/40(a)	501,220
1,215,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, 5.000%, 6/1/19	1,376,328
3,000,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/25	3,500,640
4,685,000	West Virginia Economic Development Authority, Correctional Juvenile Public Safety Facilities Lease, Refunding Revenue, Series A, Callable 6/1/22 @ 100, 5.000%, 6/1/26	5,431,742
750,000	West Virginia Economic Development Authority, Department of Environmental Protection Lease, Refunding Revenue, Series B, 4.000%, 11/1/21	838,718
1,015,000	West Virginia Economic Development Authority, State Office Building 3, Public Improvements Revenue, Series D, Callable 6/1/25 @ 100, 5.000%, 6/1/26	1,202,511
1,510,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, 3.000%, 12/15/18	1,599,709
1,890,000	West Virginia Economic Development Authority, The Diamond Project, Refunding Revenue, Callable 12/15/18 @ 100, 3.000%, 12/15/19	2,001,567

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,600,000	West Virginia Higher Education Policy Commission, Higher Education Facilities, Refunding Revenue, Series A, 5.000%, 4/1/20	$1,845,216
250,000	West Virginia Higher Education Policy Commission, Higher Educational Facilities, Refunding Revenue, Series B, Callable 11/9/15 @ 100 (NATL), 5.000%, 4/1/16	250,985
225,000	West Virginia Hospital Finance Authority, Charleston Area Medical Center, Inc., Health, Hospital, Nursing Home Improvements Revenue, Series A, OID, 6.500%, 9/1/16	236,088
2,000,000	West Virginia Hospital Finance Authority, United Health System Obligation, Health, Hospital, Nursing Home Improvements Refunding Revenue, Series A, Callable 6/1/23 @ 100, OID, 5.375%, 6/1/38	2,235,960
515,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, 5.000%, 1/1/24	612,144
630,000	West Virginia Hospital Finance Authority, Valley Health System Obligated Group, Refunding Revenue, Callable 1/1/24 @ 100, 5.000%, 1/1/26	731,978
1,555,000	West Virginia Housing Development Fund, Refunding Revenue, Series A, 2.750%, 11/1/20	1,613,748
1,890,000	West Virginia State Building Commission, Regional Jail Refunding Revenue, Series A, (AMBAC), 5.375%, 7/1/21	2,147,985
1,320,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL), 5.250%, 5/15/17	1,416,954
2,000,000	West Virginia State Parkways Economic Development & Tourism Authority, Refunding Revenue (NATL), 5.250%, 5/15/19	2,286,160
1,000,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/26	1,172,520
2,525,000	West Virginia State Water Development Authority, Loan Program II, Refunding Revenue, Series A-II, Callable 11/1/23 @ 100, 5.000%, 11/1/27	2,935,641
500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/19	573,610
1,500,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, 5.000%, 10/1/20	1,754,880
1,750,000	West Virginia University, University Projects, University & College Improvements Revenue, Series B, Callable 10/1/21 @ 100, 5.000%, 10/1/30	2,012,308

Continued

Sterling Capital West Virginia Intermediate Tax-Free Fund
Schedule of Portfolio Investments — (continued)
September 30, 2015

Principal Amount		Fair Value
MUNICIPAL BONDS — (continued)

$1,530,000	West Virginia University, University Projects, University & College Improvements, Refunding Revenue, Series A, Callable 10/1/22 @ 100, 5.000%, 10/1/35	$ 1,729,206
	Total Municipal Bonds (Cost $95,969,259)	100,075,600

Shares		Fair Value
MONEY MARKET FUND — 1.4%

1,361,750	Federated Tax-Free Obligations Fund, Institutional Shares, 0.010%(b)	$ 1,361,750
	Total Money Market Fund (Cost $1,361,750)	1,361,750
Total Investments — 99.1% (Cost $97,331,009)		101,437,350
Net Other Assets (Liabilities) — 0.9%		966,659
NET ASSETS — 100.0%		$102,404,009

(a)

The interest rate for this variable rate note, which will change periodically, is based either on the prime rate or an index of market rates. The reflected rate is in effect as of September 30, 2015. The maturity date reflected is the final maturity date.

(b)	Represents the current yield as of report date.

AGM — Assured Guaranty Municipal Corp.

AMBAC — American Municipal Bond Assurance Corp.

BAM — Build America Mutual

G.O. — General Obligation

NATL — National Public Finance Guarantee Corp.

OID — Original Issue Discount

See accompanying Notes to the Financial Statements.

Sterling Capital Diversified Income Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
EQUITY FUNDS — 39.2%

213,605	Advisory Research MLP & Energy Income Fund	$ 2,057,018
59,083	First Trust DJ Global Select Dividend Index Fund	1,275,602
59,157	JPMorgan Global Research Enhanced Index Fund	1,021,649
241,901	Madison Covered Call & Equity Income Fund	2,177,110
207,215	PowerShares S&P 500 BuyWrite Portfolio	4,181,599
21,934	SPDR S&P Global Dividend ETF	1,287,526
25,635	Vanguard Global ex-U.S. Real Estate ETF	1,306,616
27,895	Vanguard High Dividend Yield ETF	1,747,622
26,260	Vanguard REIT ETF	1,983,680

	Total Equity Funds (Cost $19,010,364)	17,038,422

FIXED INCOME FUNDS — 60.2%
176,802	Guggenheim Floating Rate Strategies Fund	4,579,174
386,188	Hotchkis and Wiley High Yield Fund	4,526,119
17,677	iShares 10-20 Year Treasury Bond ETF	2,426,345
16,030	iShares 20+ Year Treasury Bond ETF	1,980,346
164,483	Pioneer ILS Interval Fund(a)	1,745,166
120,697	PowerShares Emerging Markets Sovereign Debt Portfolio	3,310,719
322,354	Principal Preferred Securities Fund	3,262,223
216,414	Sterling Capital Corporate Fund, Institutional Shares(b)	2,185,778

Shares		Fair Value
FIXED INCOME FUNDS — (continued)

219,233	Sterling Capital Securitized Opportunities Fund, Institutional Shares(b)	$ 2,187,942

	Total Fixed Income Funds (Cost $26,501,944)	26,203,812

MONEY MARKET FUND — 1.4%
615,281	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(c)	615,281

	Total Money Market Fund (Cost $615,281)	615,281

Total Investments — 100.8% (Cost $46,127,589)		43,857,515
Net Other Assets (Liabilities) — (0.8)%		(331,810)

NET ASSETS — 100.0%.		$43,525,705

(a)	Represents non-income producing security.
(b)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(c)	Represents the current yield as of report date.

ETF — Exchange Traded Fund REIT — Real Estate Investment Trust

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
EQUITY FUNDS — 63.5%
1,040,079	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$ 9,610,331
277,201	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,820,523
392,836	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)	3,504,098
202,824	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,823,149

	Total Equity Funds (Cost $22,864,373)	22,758,101

FIXED INCOME FUND — 34.0%
1,154,248	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	12,165,778

	Total Fixed Income Fund (Cost $12,091,582)	12,165,778

MONEY MARKET FUND — 2.5%
890,264	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	890,264

	Total Money Market Fund (Cost $890,264)	890,264

Total Investments — 100.0% (Cost $35,846,219)		35,814,143
Net Other Assets (Liabilities) — (0.0)%		(13,773)

NET ASSETS — 100.0%		$35,800,370

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Growth Fund
Schedule of Portfolio Investments
September 30, 2015

Shares		Fair Value
EQUITY FUNDS — 80.1%

948,804	Sterling Capital Behavioral International Equity Fund, Institutional Shares(a)	$ 8,766,950
252,935	Sterling Capital Equity Income Fund, Institutional Shares(a)	4,398,539
342,793	Sterling Capital Long/Short Equity Fund, Institutional Shares(a)	3,057,717
185,048	Sterling Capital Special Opportunities Fund, Institutional Shares(a)	4,400,438

	Total Equity Funds (Cost $20,594,189)	20,623,644

FIXED INCOME FUND — 17.7%

432,415	Sterling Capital Total Return Bond Fund, Institutional Shares(a)	4,557,655

	Total Fixed Income Fund (Cost $4,645,931)	4,557,655

MONEY MARKET FUND — 2.2%

548,409	Federated Treasury Obligations Fund, Institutional Shares, 0.010%(b)	548,409

	Total Money Market Fund (Cost $548,409)	548,409

Total Investments — 100.0% (Cost $25,788,529)		25,729,708
Net Other Assets (Liabilities) — 0.0%		10,946

NET ASSETS — 100.0%		$25,740,654

(a)	Investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940.
(b)	Represents the current yield as of report date.

See accompanying Notes to the Financial Statements.

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2015

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Assets:
Investments at fair value (a)	$253,284,255	$629,758,877
Cash	59	142
Cash held at broker for securities sold short	—	—
Interest and dividends receivable	213,962	1,492,188
Receivable for investments sold	—	1,649,517
Receivable for capital shares issued	630,393	1,238,482
Deferred offering costs	—	—
Prepaid and other expenses	23,832	29,632
Total Assets	254,152,501	634,168,838
Liabilities:
Call options written (premiums received $ —, $ —, $ —, $604,184, $1,150,294, $ —, $ — and $ —, respectively)	—	—
Securities sold short, at value (proceeds $ —, $ —, $ —, $ —, $ —, $31,142,735, $ — and $ —, respectively)	—	—
Distributions payable	—	—
Payable for investments purchased	—	—
Payable for capital shares redeemed	37,451	4,224,777
Payable for dividends on short sales	—	—
Payable to broker for service fee on short sales	—	—
Accrued expenses and other payables:
Investment advisory fees	127,866	373,600
Accounting out-of-pocket fees	1,474	2,205
Administration fees	20,304	50,799
Audit fees	16,632	44,464
Compliance service fees	216	567
Distribution (12b-1) fees	7,683	12,338
Trustee fees	34	90
Custodian fees	2,307	6,145
Transfer agent fees	18,780	80,806
Other fees and liabilities	18,170	47,284
Total Liabilities	250,917	4,843,075
Net Assets	$253,901,584	$629,325,763
Net Assets Consist of:
Capital	$265,676,331	$513,312,490
Undistributed (distributions in excess of) net investment income (loss)	177,072	176,187
Accumulated realized gain (loss)	(20,624,257)	89,268,596
Net unrealized appreciation (depreciation)	8,672,438	26,568,490
Net Assets	$253,901,584	$629,325,763
Net Assets
Class A Shares	$ 31,078,992	$ 34,791,713
Class B Shares	536,820	688,118
Class C Shares	805,179	5,309,053
Institutional Shares	221,480,593	588,536,694
Class R Shares	—	185
Total	$253,901,584	$629,325,763
Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	1,880,175	1,936,054
Class B Shares	33,021	41,081
Class C Shares	50,043	318,489
Institutional Shares	13,326,993	32,450,224
Class R Shares	—	11
Total	15,290,232	34,745,859
Net Asset Value
Class A Shares - redemption price per share	$ 16.53	$ 17.97
Class B Shares - offering price per share*	$ 16.26	$ 16.75
Class C Shares - offering price per share*	$ 16.09	$ 16.67
Institutional Shares	$ 16.62	$ 18.14
Class R Shares	$ —	$ 17.59	**
Maximum Sales Charge - Class A Shares	5.75%	5.75%
Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$ 17.54	$ 19.07
(a) Investments at cost	$244,611,817	$603,190,387

*	Redemption price per share varies by length of time shares are held.
**

The Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund net asset value for Class R Shares and Sterling Capital Behavioral Small Cap Value Equity Fund net asset value for Class C Shares is calculated using unrounded net assets of $184.81, $174.75, $45,571.06 and $330,262.90 divided by the unrounded shares of 10.509, 12.481, 1,957.363 and 24,292.557, respectively.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund	Sterling Capital Ultra Short Bond Fund

$125,221,196		$909,014,145		$1,567,347,623	$99,761,238	$19,067,953	$43,485,230
12		231		205	4,764	18,145	17
—		—		—	34,871,962	—	—
234,363		841,647		2,438,501	61,163	83,974	310,977
—		227,250		17,602,261	5,583,676	—	—
204,755		2,631,351		7,758,157	245,910	25	3,334
—		—		—	—	2,337	—
21,753		31,442		39,220	13,746	2,390	14,059

125,682,079		912,746,066		1,595,185,967	140,542,459	19,174,824	43,813,617

—		273,800		902,050	—	—	—
—		—		—	27,919,005	—	—
—		—		1,148	—	—	1,971
—		6,236,638		16,390,073	7,729,553	—	—
6,962		844,466		4,695,241	783,808	—	106,604
—		—		—	13,329	—	—
—		—		—	768	—	—

78,200		564,323		916,287	133,319	10,335	5,725
2,115		2,665		4,700	2,091	4,084	4,189
9,952		71,937		124,877	8,477	1,518	3,428
8,030		58,071		109,096	6,018	1,493	2,866
103		737		1,335	97	16	34
3,243		178,364		337,861	616	135	1,635
16		117		221	13	3	6
1,096		7,827		14,244	964	2,630	351
11,991		97,166		255,431	11,409	1,274	4,919
9,033		63,114		115,268	15,331	1,469	3,225

130,741		8,399,225		23,867,832	36,624,798	22,957	134,953

$125,551,338		$904,346,841		$1,571,318,135	$103,917,661	$19,151,867	$43,678,664

$118,898,952		$568,569,317		$1,277,275,838	$121,527,903	$20,606,912	$44,351,732
154,817		—		2,252,541	—	391,171	(1,971)
(2,374,857)		130,720,684		91,842,794	(846,872)	(979,903)	(337,046)
8,872,426		205,056,840		199,946,962	(16,763,370)	(866,313)	(334,051)

$125,551,338		$904,346,841		$1,571,318,135	$103,917,661	$19,151,867	$43,678,664

$13,261,454		$264,293,516		$478,393,283	$1,306,999	$531,407	$8,295,164
202,763		4,428,701		3,883,235	—	—	—
330,263		143,596,635		279,355,354	402,207	28,180	—
111,756,683		491,982,418		807,728,803	102,208,455	18,592,280	35,383,500
175		45,571		1,957,460	—	—	—

$125,551,338		$904,346,841		$1,571,318,135	$103,917,661	$19,151,867	$43,678,664

944,794		11,509,166		27,578,047	147,353	57,640	840,500
14,894		217,928		224,033	—	—	—
24,293		7,059,814		16,230,706	45,933	3,071	—
7,905,383		20,691,614		46,460,370	11,468,497	2,013,144	3,587,550
12		1,957		113,488	—	—	—

8,889,376		39,480,479		90,606,644	11,661,783	2,073,855	4,428,050

$14.04		$22.96		$17.35	$8.87	$9.22	$9.87

$13.61		$20.32		$17.33	$—	$—	$—

$13.60	**	$20.34		$17.21	$8.76	$9.18	$—

$14.14		$23.78		$17.39	$8.91	$9.24	$9.86

$14.00	**	$23.28	**	$17.25	$—	$—	$—

5.75%		5.75%		5.75%	5.75%	5.75%	0.50%

$14.89		$24.36		$18.41	$9.41	$9.78	$9.92

$116,348,770		$704,287,689		$1,367,648,905	$119,748,338	$19,934,314	$43,819,281

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2015

	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund
Assets:
Investments at fair value (a)	$88,904,843	$30,089,757
Cash	5	7
Interest, dividends and other receivable	610,421	140,318
Receivable for investments sold	605,023	—
Receivable for capital shares issued	180,731	127,178
Prepaid expenses	14,307	11,506

Total Assets	90,315,330	30,368,766

Liabilities:
Cash overdraft	—	—
Distributions payable	128,554	24,609
Payable for investments purchased	828,723	—
Payable for capital shares redeemed	423,870	106,559
Accrued expenses and other payables:
Investment advisory fees	20,470	7,084
Administration fees	6,975	2,328
Compliance service fees	70	24
Distribution (12b-1) fees	3,657	2,402
Trustee fees	11	4
Other fees	23,318	7,865

Total Liabilities	1,435,648	150,875

Net Assets	$88,879,682	$30,217,891

Net Assets Consist of:
Capital	$95,373,002	$36,751,783
Undistributed (distributions in excess of) net investment income	(9,326)	189,582
Accumulated realized gain (loss)	(5,612,310)	(7,335,811)
Net unrealized appreciation (depreciation)	(871,684)	612,337

Net Assets	$88,879,682	$30,217,891

Net Assets
Class A Shares	$8,075,076	$7,625,493
Class B Shares	—	167,242
Class C Shares	2,414,932	776,749
Institutional Shares	78,389,674	21,648,407
Class R Shares	—	—

Total	$88,879,682	$30,217,891

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	911,560	748,736
Class B Shares	—	16,483
Class C Shares	272,728	76,406
Institutional Shares	8,849,096	2,123,811
Class R Shares	—	—

Total	10,033,384	2,965,436

Net Asset Value
Class A Shares - redemption price per share	$8.86	$10.18

Class B Shares - offering price per share*	$—	$10.15

Class C Shares - offering price per share*	$8.85	$10.17

Institutional Shares	$8.86	$10.19

Class R Shares	$—	$—

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$9.04	$10.39

(a) Investments at cost	$89,776,527	$29,477,420

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund

$666,375,754	$64,468,547	$46,376,562	$14,062,473	$36,478,277
—	4	5	3	4
5,009,353	785,983	138,175	168,936	402,715
7,681,112	—	—	—	—
1,429,247	337,613	10,974	—	200
21,855	6,596	6,224	4,840	6,795

680,517,321	65,598,743	46,531,940	14,236,252	36,887,991

2,152	—	—	—	—
685,999	442	—	18,376	35,730
9,553,413	698,841	—	—	—
1,902,621	510,928	92,709	123,455	253,183

149,070	18,210	11,628	3,426	10,574
52,908	4,966	3,581	1,130	2,897
540	51	36	11	29
15,843	76	56	941	2,018
80	7	5	2	5
147,054	16,233	11,327	3,999	9,024

12,509,680	1,249,754	119,342	151,340	313,460

$668,007,641	$64,348,989	$46,412,598	$14,084,912	$36,574,531

$677,161,339	$64,477,126	$47,601,562	$13,095,389	$34,966,772
304,909	(442)	—	12,184	3,676
(9,640,940)	(133,890)	(1,748,157)	163,686	229,043
182,333	6,195	559,193	813,653	1,375,040

$668,007,641	$64,348,989	$46,412,598	$14,084,912	$36,574,531

$47,781,954	$347,977	$124,194	$4,532,296	$6,865,179
930,051	—	—	—	—
6,362,448	8,791	38,924	19,701	741,160
612,927,377	63,992,221	46,249,480	9,532,915	28,968,192
5,811	—	—	—	—

$668,007,641	$64,348,989	$46,412,598	$14,084,912	$36,574,531

4,536,799	34,448	12,447	426,584	614,441
88,213	—	—	—	—
603,150	871	3,906	1,854	66,318
58,163,919	6,337,318	4,632,813	898,546	2,588,601
554	—	—	—	—

63,392,635	6,372,637	4,649,166	1,326,984	3,269,360

$10.53	$10.10	$9.98	$10.62	$11.17

$10.54	$—	$—	$—	$—

$10.55	$10.09	$9.97	$10.63	$11.18

$10.54	$10.10	$9.98	$10.61	$11.19

$10.49	$—	$—	$—	$—

5.75%	2.00%	2.00%	2.00%	2.00%

$11.17	$10.31	$10.18	$10.84	$11.40

$666,193,421	$64,462,352	$45,817,369	$13,248,820	$35,103,237

Sterling Capital Funds
Statements of Assets and Liabilities
September 30, 2015

	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund
Assets:
Investments at fair value - unaffiliated (a)	$193,881,341	$76,535,705
Investments at fair value - affiliated (b)	—	—
Cash	42	23
Interest and dividends receivable - unaffiliated	2,729,616	968,389
Dividends receivable - affiliated	—	—
Receivable for capital shares issued	317,336	30,064
Prepaid and other expenses	7,414	5,530

Total Assets	196,935,749	77,539,711

Liabilities:
Distributions payable	235,961	77,576
Payable for investments purchased	—	902,117
Payable for capital shares redeemed	235,153	60,986
Accrued expenses and other payables:
Investment advisory fees	55,900	21,836
Administration fees	15,217	5,944
Compliance service fees	153	59
Distribution (12b-1) fees	12,079	4,684
Trustee fees	24	8
Printing fees	7,458	2,653
Transfer agent fees	12,637	4,266
Other fees	22,755	9,251

Total Liabilities	597,337	1,089,380

Net Assets	$196,338,412	$76,450,331

Net Assets Consist of:
Capital	$185,513,442	$73,527,860
Undistributed net investment income	82,181	26,999
Accumulated realized gain (loss)	1,080,103	249,935
Net unrealized appreciation	9,662,686	2,645,537

Net Assets	$196,338,412	$76,450,331

Net Assets
Class A Shares	$45,940,320	$16,801,863
Class B Shares	—	—
Class C Shares	3,350,450	1,516,861
Institutional Shares	147,047,642	58,131,607

Total	$196,338,412	$76,450,331

Shares of Beneficial Interest Outstanding (Unlimited number of shares authorized, no par value)
Class A Shares	4,187,228	1,508,654
Class B Shares	—	—
Class C Shares	305,599	136,210
Institutional Shares.	13,403,410	5,255,121

Total	17,896,237	6,899,985

Net Asset Value
Class A Shares - redemption price per share	$10.97	$11.14

Class B Shares - offering price per share*	$—	$—

Class C Shares - offering price per share*	$10.96	$11.14

Institutional Shares.	$10.97	$11.06

Maximum Sales Charge - Class A Shares	2.00%	2.00%

Maximum Offering Price (100%/(100% - Maximum Sales Charge)) of net asset value adjusted to the nearest cent per share - Class A Shares	$11.20	$11.36

Investments at cost:
(a) Investments at cost - unaffiliated	$184,218,655	$73,890,168
(b) Investments at cost - affiliated	$—	$—

*	Redemption price per share varies by length of time shares are held.

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$116,922,660	$101,437,350	$39,483,795	$890,264	$548,409
—	—	4,373,720	34,923,879	25,181,299
9	11	—	7	6
1,285,750	1,462,970	48,256	—	—
—	—	47,728	36,582	13,492
60,759	1,192	7,364	1,544	2,746
7,792	6,713	9,761	8,520	7,245

118,276,970	102,908,236	43,970,624	35,860,796	25,753,197

130,787	114,374	14,518	1,654	297
1,511,878	—	89,648	—	—
133,997	322,474	329,536	41,864	1,787

33,582	29,191	—	—	—
9,179	7,972	—	—	—
93	80	32	27	19
8,553	7,500	3,995	8,532	5,987
14	12	3	5	3
4,484	3,775	944	1,400	991
7,860	6,523	2,508	2,760	1,680
14,122	12,326	3,735	4,184	1,779

1,854,549	504,227	444,919	60,426	12,543

$116,422,421	$102,404,009	$43,525,705	$35,800,370	$25,740,654

$110,711,971	$97,743,507	$50,739,291	$40,912,662	$33,224,793
62,618	67,571	127,669	20,031	10,031
371,306	486,590	(5,071,181)	(5,100,247)	(7,435,349)
5,276,526	4,106,341	(2,270,074)	(32,076)	(58,821)

$116,422,421	$102,404,009	$43,525,705	$35,800,370	$25,740,654

$36,671,657	$35,278,943	$14,320,869	$34,047,496	$22,848,254
—	—	513,378	896,012	885,217
1,245,138	409,288	795,401	750,766	490,771
78,505,626	66,715,778	27,896,057	106,096	1,516,412

$116,422,421	$102,404,009	$43,525,705	$35,800,370	$25,740,654

3,060,522	3,478,666	1,402,532	3,301,285	2,287,210
—	—	50,191	88,584	91,024
103,934	40,349	78,514	74,131	50,698
6,553,531	6,571,199	2,701,967	10,213	151,479

9,717,987	10,090,214	4,233,204	3,474,213	2,580,411

$11.98	$10.14	$10.21	$10.31	$9.99

$—	$—	$10.23	$10.11	$9.73

$11.98	$10.14	$10.13	$10.13	$9.68

$11.98	$10.15	$10.32	$10.39	$10.01

2.00%	2.00%	5.75%	5.75%	5.75%

$12.23	$10.35	$10.83	$10.94	$10.60

$111,646,134	$97,331,009	$41,747,563	$890,264	$548,409
$—	$—	$4,380,026	$34,955,955	$25,240,120

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2015

	Sterling Capital Behavioral Large Cap Value Equity Fund	Sterling Capital Mid Value Fund
Investment Income:
Interest income	$76	$893
Dividend income	6,479,306	11,165,065
Foreign tax withholding	(1,548)	—

Total investment income	6,477,834	11,165,958

Expenses:
Investment advisory fees (See Note 5)	1,961,990	5,258,959
Administration fees (See Note 5)	258,542	692,774
Distribution fees - Class A Shares	87,151	105,170
Distribution fees - Class B Shares	8,052	10,936
Distribution fees - Class C Shares	7,951	52,934
Distribution fees - Class R Shares	—	1
Compliance service fees (See Note 5)	2,305	6,270
Trustee fees	29,513	80,361
Accounting and out-of-pocket fees	10,248	15,417
Audit fees	25,267	67,744
Custodian fees	14,102	37,678
Fund accounting fees (See Note 5)	21,021	56,346
Interest expense (See Note 7)	1	—
Legal fees	28,983	77,620
Offering costs	—	—
Printing fees	29,606	83,223
Registration fees	48,917	63,577
Transfer agent fees (See Note 5)	108,102	587,234
Other fees	15,482	40,171

Total expenses excluding dividend expense and service fee on securities sold short	2,657,233	7,236,415
Dividend expense	—	—
Service fee on securities sold short	—	—

Total expenses before waivers	2,657,233	7,236,415
Less expenses waived by the Investment Advisor (See Note 5)	(280,284)	—

Net expenses	2,376,949	7,236,415

Net investment income (loss)	4,100,885	3,929,543

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investments	20,236,440	108,655,777
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—
Change in unrealized appreciation/depreciation on:
Investments	(30,556,150)	(109,726,999)
Written options	—	—
Foreign currency transactions	—	—
Short sales	—	—

Total realized and unrealized gain (loss)	(10,319,710)	(1,071,222)

Change in net assets from operations	$(6,218,825)	$2,858,321

* Commencement of operations was November 28, 2014.

See accompanying Notes to the Financial Statements.

Sterling Capital Behavioral Small Cap Value Equity Fund	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund	Sterling Capital Behavioral International Equity Fund*	Sterling Capital Ultra Short Bond Fund

$43	$1,493	$519	$302,378	$—	$575,039
3,300,480	9,687,356	53,272,488	1,081,914	791,815	2,603
(836)	(104,357)	(283,707)	(27,897)	(56,259)	—

3,299,687	9,584,492	52,989,300	1,356,395	735,556	577,642

1,015,187	7,329,619	12,903,454	1,594,095	152,915	96,824
124,818	902,603	1,699,658	98,158	17,659	44,661
32,850	749,315	1,456,616	5,525	514	21,481
2,846	63,771	59,251	—	—	—
3,319	1,348,953	3,092,266	3,973	157	—
1	223	9,745	—	—	—
1,104	8,085	15,214	1,004	151	401
14,232	104,546	201,546	11,986	1,781	5,358
13,142	17,599	30,018	14,027	15,630	24,420
12,206	88,071	166,797	8,018	2,059	4,257
6,785	48,713	91,239	5,491	12,390	2,460
10,151	73,391	138,287	50,971	1,434	3,631
312	—	589	2,044	—	—
14,020	103,674	191,890	12,141	1,778	5,031
—	—	—	1,780	7,509	—
18,322	110,471	211,016	17,943	2,518	5,146
47,377	79,664	83,065	43,453	1,293	29,495
69,680	594,178	1,957,886	79,872	6,658	39,668
9,129	54,279	103,134	6,903	2,091	3,714

1,395,481	11,677,155	22,411,671	1,957,384	226,537	286,547
—	—	—	658,411	—	—
—	—	—	513,649	—	—

1,395,481	11,677,155	22,411,671	3,129,444	226,537	286,547
—	—	—	—	(28,672)	(8,813)

1,395,481	11,677,155	22,411,671	3,129,444	197,865	277,734

1,904,206	(2,092,663)	30,577,629	(1,773,049)	537,691	299,908

1,320,822	137,348,199	94,645,812	4,122,878	(976,617)	(9,340)
—	1,620,523	1,281,359	(159,832)	—	—
—	—	—	(2,315)	(92,597)	—
—	—	—	(2,250,147)	—	—

321,112	(95,956,275)	(184,053,217)	(22,336,518)	(866,361)	(118,860)
—	(136,108)	(278,519)	—	—	—
—	—	—	27	48	—
—	—	—	2,730,942	—	—

1,641,934	42,876,339	(88,404,565)	(17,894,965)	(1,935,527)	(128,200)

$3,546,140	$40,783,676	$(57,826,936)	$(19,668,014)	$(1,397,836)	$171,708

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2015

	Sterling Capital Short Duration Bond Fund	Sterling Capital Intermediate U.S. Government Fund
Investment Income:
Interest income	$1,751,711	$742,571
Dividend income	28,058	49

Total investment income	1,779,769	742,620

Expenses:
Investment advisory fees (See Note 5)	273,296	144,023
Administration fees (See Note 5)	84,043	30,879
Distribution fees - Class A Shares	23,569	25,911
Distribution fees - Class B Shares	—	2,221
Distribution fees - Class C Shares	22,345	8,166
Distribution fees - Class R Shares	—	—
Compliance service fees (See Note 5)	753	269
Trustee fees	9,565	3,571
Accounting and out-of-pocket fees	31,257	7,178
Audit fees	8,303	3,061
Custodian fees	4,580	1,753
Fund accounting fees (See Note 5)	6,832	2,512
Legal fees	9,497	3,294
Printing fees	10,015	4,197
Registration fees	35,257	23,255
Transfer agent fees (See Note 5)	36,094	16,653
Other fees	6,174	3,783

Total expenses before waivers	561,580	280,726
Less expenses waived by the Investment Advisor (See Note 5)	(18,220)	(21,026)

Net expenses	543,360	259,700

Net investment income	1,236,409	482,920

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment transactions - unaffiliated	(326,041)	300,814
Distributions from unaffiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	(235,357)	(210,070)

Total realized and unrealized gain (loss)	(561,398)	90,744

Change in net assets from operations	$675,011	$573,664

See accompanying Notes to the Financial Statements.

Sterling Capital Total Return Bond Fund	Sterling Capital Corporate Fund	Sterling Capital Securitized Opportunities Fund	Sterling Capital Kentucky Intermediate Tax-Free Fund	Sterling Capital Maryland Intermediate Tax-Free Fund

$21,967,123	$2,185,998	$1,197,519	$489,879	$1,011,072
375,320	55,319	8	49	96

22,342,443	2,241,317	1,197,527	489,928	1,011,168

2,460,422	209,179	145,829	66,282	167,238
613,942	55,172	38,484	13,591	34,305
116,184	774	273	11,389	16,931
12,666	—	—	—	—
62,571	88	386	196	7,191
29	—	—	—	—
5,491	514	344	120	306
65,106	5,999	4,179	1,558	3,893
54,453	17,989	20,062	6,681	9,582
59,847	5,449	3,775	1,344	3,445
33,240	3,051	2,242	831	1,931
49,873	4,483	3,124	1,105	2,787
67,438	5,989	4,192	1,499	3,805
71,454	6,370	4,544	1,979	4,346
49,392	19,927	17,894	13,379	14,771
282,874	38,964	14,269	5,795	15,318
31,840	4,365	3,557	2,273	3,452

4,036,822	378,313	263,154	128,022	289,301
(664,979)	—	(16,666)	(12,756)	(24,525)

3,371,843	378,313	246,488	115,266	264,776

18,970,600	1,863,004	951,039	374,662	746,392

384,257	(134,816)	149,237	208,219	216,487
—	—	—	33	123
(6,339,132)	(825,504)	292,812	(281,514)	(234,543)

(5,954,875)	(960,320)	442,049	(73,262)	(17,933)

$13,015,725	$902,684	$1,393,088	$301,400	$728,459

Sterling Capital Funds
Statements of Operations
For the Year Ended September 30, 2015

	Sterling Capital North Carolina Intermediate Tax-Free Fund	Sterling Capital South Carolina Intermediate Tax-Free Fund
Investment Income:
Interest income	$6,057,241	$1,984,648
Dividend income - unaffiliated	427	270
Dividend income - affiliated	—	—

Total investment income	6,057,668	1,984,918

Expenses:
Investment advisory fees (See Note 5)	899,471	320,483
Administration fees (See Note 5)	184,368	65,738
Distribution fees - Class A Shares	117,195	42,973
Distribution fees - Class B Shares	—	—
Distribution fees - Class C Shares	32,475	16,038
Compliance service fees (See Note 5)	1,637	587
Trustee fees	20,943	7,282
Accounting and out-of-pocket fees	22,236	12,918
Audit fees	18,404	6,543
Custodian fees	9,844	3,595
Fund accounting fees (See Note 5)	14,991	5,342
Interest expense (See Note 7)	—	—
Legal fees	20,543	7,325
Printing fees	21,127	7,788
Registration fees	12,647	13,620
Transfer agent fees (See Note 5)	78,869	27,915
Other fees	11,841	5,020

Total expenses before waivers	1,466,591	543,167
Less expenses waived by the Investment Advisor (See Note 5)	(131,370)	(48,190)

Net expenses	1,335,221	494,977

Net investment income	4,722,447	1,489,941

Realized and Unrealized Gain (Loss):
Net realized gain (loss) from:
Investment transactions - unaffiliated	1,060,639	275,109
Investment transactions - affiliated.	—	—
Distributions from unaffiliated funds	380	149
Distributions from affiliated funds	—	—
Change in unrealized appreciation/depreciation on investments	(1,034,641)	(167,796)

Total realized and unrealized gain (loss)	26,378	107,462

Change in net assets from operations	$4,748,825	$1,597,403

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund	Sterling Capital West Virginia Intermediate Tax-Free Fund	Sterling Capital Diversified Income Fund	Sterling Capital Strategic Allocation Balanced Fund	Sterling Capital Strategic Allocation Growth Fund

$3,521,341	$3,067,380	$—	$—	$—
211	207	576,668	77	50
—	—	328,526	600,304	301,966

3,521,552	3,067,587	905,194	600,381	302,016

540,722	464,529	64,869	95,945	67,921
110,863	95,248	—	—	—
97,856	88,769	38,024	89,751	60,771
—	—	7,169	15,203	14,583
13,336	3,906	3,712	7,608	5,168
986	844	203	290	205
12,612	10,816	1,957	3,613	2,562
15,642	14,514	2,761	2,963	2,804
11,052	9,406	2,337	3,463	1,140
5,965	5,128	1,477	2,017	1,458
9,012	7,742	1,947	2,879	2,038
2	—	—	—	—
12,364	10,664	2,477	3,619	2,555
13,193	10,849	7,051	4,530	3,478
16,024	15,170	17,845	15,712	17,849
46,500	38,169	10,422	15,582	9,980
7,700	6,878	2,982	3,876	3,319

913,829	782,632	165,233	267,051	195,831
(79,274)	(67,632)	(64,869)	(95,945)	(67,921)

834,555	715,000	100,364	171,106	127,910

2,686,997	2,352,587	804,830	429,275	174,106

412,758	478,593	(608,262)	3,741	576
—	—	1,980,729	2,612,542	2,202,298
—	299	32,321	—	—
—	—	140,613	434,091	382,078
(553,965)	(374,084)	(3,944,009)	(4,123,398)	(3,515,566)

(141,207)	104,808	(2,398,608)	(1,073,024)	(930,614)

$2,545,790	$2,457,395	$(1,593,778)	$(643,749)	$(756,508)

Sterling Capital Funds
Statements of Changes in Net Assets

	Sterling Capital
	Behavioral Large Cap
	Value Equity Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$4,100,885	$3,328,571
Net realized gain	20,236,440	24,509,455
Change in unrealized appreciation/depreciation	(30,556,150)	23,928,652

Change in net assets from operations	(6,218,825)	51,766,678

Distributions to Class A Shareholders From:
Net investment income	(462,866)	(327,487)
Net realized gains	—	—
Distributions to Class B Shareholders From:
Net investment income	(3,997)	(2,885)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(5,366)	(1,518)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(3,834,713)	(2,762,362)
Net realized gains	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(4,306,942)	(3,094,252)

Capital Transactions:
Change in net assets from capital transactions	(6,300,271)	(3,008,704)

Change in net assets	(16,826,038)	45,663,722
Net Assets:
Beginning of year	270,727,622	225,063,900

End of year	$253,901,584	$270,727,622

Undistributed net investment income (loss)	$177,072	$368,107

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital		Sterling Capital		Sterling Capital
Mid Value		Behavioral Small Cap		Special Opportunities
Fund		Value Equity Fund		Fund

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$3,929,543	$3,593,739	$1,904,206	$1,281,663	$(2,092,663)	$(618,509)
108,655,777	43,524,374	1,320,822	5,016,811	138,968,722	55,583,286
(109,726,999)	14,394,606	321,112	2,429,437	(96,092,383)	125,772,041

2,858,321	61,512,719	3,546,140	8,727,911	40,783,676	180,736,818

(247,243)	(140,745)	(164,833)	(55,055)	—	(207,260)
(2,510,139)	(2,605,938)	(294,991)	(1,093,905)	(19,330,945)	(29,265,628)

—	—	(490)	(1,606)	—	—
(79,254)	(123,396)	(9,790)	(49,225)	(411,768)	(960,978)

(4,312)	(2,748)	(887)	(1,190)	—	—
(313,445)	(141,366)	(9,874)	(30,133)	(7,118,548)	(11,071,485)

(5,881,265)	(2,646,984)	(2,133,120)	(753,496)	—	(969,508)
(41,702,231)	(36,008,422)	(3,571,652)	(13,333,662)	(26,427,999)	(46,533,186)

(1)	(1)	(2)	(1)	—	—
(12)	(11)	(5)	(20)	(2,187)	(47,139)

(50,737,902)	(41,669,611)	(6,185,644)	(15,318,293)	(53,291,447)	(89,055,184)

(66,636,304)	135,969,476	(3,137,288)	26,465,817	(150,495,703)	150,124,321

(114,515,885)	155,812,584	(5,776,792)	19,875,435	(163,003,474)	241,805,955

743,841,648	588,029,064	131,328,130	111,452,695	1,067,350,315	825,544,360

$629,325,763	$743,841,648	$125,551,338	$131,328,130	$904,346,841	$1,067,350,315

$176,187	$2,379,480	$154,817	$603,308	$—	$—

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital
	Equity Income Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income (loss)	$30,577,629	$36,515,450
Net realized gain (loss)	95,927,171	42,440,987
Change in unrealized appreciation/depreciation	(184,331,736)	104,810,881

Change in net assets from operations	(57,826,936)	183,767,318

Distributions to Class A Shareholders From:
Net investment income	(9,860,486)	(11,973,021)
Net realized gains	(17,395,887)	(24,139,542)
Distributions to Class B Shareholders From:
Net investment income	(50,462)	(74,887)
Net realized gains	(186,425)	(332,882)
Distributions to Class C Shareholders From:
Net investment income	(3,076,571)	(2,855,498)
Net realized gains	(8,563,173)	(10,047,039)
Distributions to Institutional Class Shareholders From:
Net investment income	(18,447,955)	(18,697,858)
Net realized gains	(27,425,380)	(32,827,700)
Distributions to Class R Shareholders From:
Net investment income	(29,820)	(38,520)
Net realized gains	(48,537)	(102,702)

Change in net assets from shareholder distributions	(85,084,696)	(101,089,649)

Capital Transactions:
Change in net assets from capital transactions	(363,515,354)	74,603,686

Change in net assets	(506,426,986)	157,281,355
Net Assets:
Beginning of period	2,077,745,121	1,920,463,766

End of period	$1,571,318,135	$2,077,745,121

Undistributed (distributions in excess of) net investment income (loss)	$2,252,541	$1,949,676

* Commencement of operations.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital		Sterling Capital	Sterling Capital
Long/Short		Behavioral International	Ultra Short
Equity Fund		Equity Fund	Bond Fund

For the Year Ended September 30, 2015	For the Period December 13, 2013* to September 30, 2014	For the Period November 28, 2014* to September 30, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$(1,773,049)	$(786,946)	$537,691	$299,908	$378,982
1,710,584	3,093,504	(1,069,214)	(9,340)	(18,936)
(19,605,549)	2,842,179	(866,313)	(118,860)	(119,278)

(19,668,014)	5,148,737	(1,397,836)	171,708	240,768

—	—	(232)	(78,927)	(88,110)
(72,426)	—	—	—	—

—	—	—	—	—
—	—	—	—	—

—	—	(2)	—	—
(11,557)	—	—	—	—

—	—	(64,536)	(473,901)	(349,455)
(3,014,603)	—	—	—	—

—	—	—	—	—
—	—	—	—	—

(3,098,586)	—	(64,770)	(552,828)	(437,565)

18,863,488	102,672,036	20,614,473	(14,321,152)	4,426,032

(3,903,112)	107,820,773	19,151,867	(14,702,272)	4,229,235

107,820,773	—	—	58,380,936	54,151,701

$103,917,661	$107,820,773	$19,151,867	$43,678,664	$58,380,936

$—	$—	$391,171	$(1,971)	$(5,207)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital
	Short Duration
	Bond Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$1,236,409	$1,457,301
Net realized gain (loss)	(326,041)	(26,707)
Change in unrealized appreciation/depreciation	(235,357)	(296,822)

Change in net assets from operations	675,011	1,133,772

Distributions to Class A Shareholders From:
Net investment income	(275,128)	(348,922)
Net realized gains	—	—
Return of capital	—	—
Distributions to Class B Shareholders From:
Net investment income	—	—
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(48,158)	(21,912)
Net realized gains	—	—
Return of capital	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(2,511,205)	(2,397,203)
Net realized gains	—	—
Return of capital	—	—
Distributions to Class R Shareholders From:
Net investment income	—	—
Net realized gains	—	—

Change in net assets from shareholder distributions	(2,834,491)	(2,768,037)

Capital Transactions:
Change in net assets from capital transactions	(2,540,713)	18,731,775

Change in net assets	(4,700,193)	17,097,510
Net Assets:
Beginning of year	93,579,875	76,482,365

End of year	$88,879,682	$93,579,875

Undistributed (distributions in excess of) net investment income	$(9,326)	$(13,873)

See accompanying Notes to the Financial Statements.

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$482,920	$648,247	$18,970,600	$14,505,600	$1,863,004	$2,120,200
300,814	611,948	384,257	2,925,519	(134,816)	523,009
(210,070)	(220,964)	(6,339,132)	6,225,213	(825,504)	1,043,688

573,664	1,039,231	13,015,725	23,656,332	902,684	3,686,897

(195,671)	(301,935)	(1,509,771)	(1,406,246)	(8,731)	(6,604)
—	—	—	(33,246)	(295)	(1,774)
—	—	—	—	(147)	—

(2,554)	(9,364)	(31,362)	(46,603)	—	—
—	—	—	(1,493)	—	—

(9,428)	(21,704)	(155,968)	(141,146)	(184)	(173)
—	—	—	(4,242)	(9)	(152)
—	—	—	—	(3)	—

(475,820)	(1,045,318)	(21,390,337)	(15,766,791)	(1,823,294)	(2,113,419)
—	—	—	(333,852)	(60,169)	(788,915)
—	—	—	—	(30,642)	—

—	—	(173)	(183)	—	—
—	—	—	(4)	—	—

(683,473)	(1,378,321)	(23,087,611)	(17,733,806)	(1,923,474)	(2,911,037)

(2,657,019)	(25,146,872)	198,918,590	(13,487,015)	14,740,001	(35,930,274)

(2,766,828)	(25,485,962)	188,846,704	(7,564,489)	13,719,211	(35,154,414)

32,984,719	58,470,681	479,160,937	486,725,426	50,629,778	85,784,192

$30,217,891	$32,984,719	$668,007,641	$479,160,937	$64,348,989	$50,629,778

$189,582	$179,729	$304,909	$450,589	$(442)	$(29,685)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$951,039	$993,910
Net realized gain	149,237	57,805
Change in unrealized appreciation/depreciation	292,812	420,142

Change in net assets from operations	1,393,088	1,471,857

Distributions to Class A Shareholders From:
Net investment income	(2,743)	(1,931)
Net realized gains	—	—
Distributions to Class C Shareholders From:
Net investment income	(687)	(137)
Net realized gains	—	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,150,964)	(1,227,217)
Net realized gains	—	—

Change in net assets from shareholder distributions	(1,154,394)	(1,229,285)

Capital Transactions:
Change in net assets from capital transactions	9,425,368	(22,037,743)

Change in net assets	9,664,062	(21,795,171)
Net Assets:
Beginning of year	36,748,536	58,543,707

End of year	$46,412,598	$36,748,536

Undistributed (distributions in excess of) net investment income	$—	$(353)

See accompanying Notes to the Financial Statements.

Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$374,662	$437,419	$746,392	$765,915	$4,722,447	$5,009,338
208,252	222,100	216,610	302,682	1,061,019	1,003,866
(281,514)	68,244	(234,543)	674,535	(1,034,641)	3,550,954

301,400	727,763	728,459	1,743,132	4,748,825	9,564,158

(108,101)	(130,277)	(123,134)	(126,420)	(1,024,534)	(1,144,192)
(75,342)	—	(33,661)	—	(76,229)	—

(318)	(1,066)	(7,677)	(8,734)	(46,711)	(53,304)
(319)	—	(3,482)	—	(5,096)	—

(266,191)	(303,745)	(613,407)	(628,771)	(3,648,473)	(3,803,406)
(171,504)	—	(147,308)	—	(241,858)	—

(621,775)	(435,088)	(928,669)	(763,925)	(5,042,901)	(5,000,902)

(761,209)	(2,901,179)	(1,254,247)	(6,765,866)	(5,924,173)	(21,237,128)

(1,081,584)	(2,608,504)	(1,454,457)	(5,786,659)	(6,218,249)	(16,673,872)

15,166,496	17,775,000	38,028,988	43,815,647	202,556,661	219,230,533

$14,084,912	$15,166,496	$36,574,531	$38,028,988	$196,338,412	$202,556,661

$12,184	$3,076	$3,676	$3,672	$82,181	$82,139

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$1,489,941	$1,487,051
Net realized gain	275,258	307,218
Change in unrealized appreciation/depreciation	(167,796)	1,449,008

Change in net assets from operations	1,597,403	3,243,277

Distributions to Class A Shareholders From:
Net investment income	(331,220)	(379,363)
Net realized gains	(27,810)	—
Distributions to Class C Shareholders From:
Net investment income	(18,902)	(15,349)
Net realized gains	(2,712)	—
Distributions to Institutional Class Shareholders From:
Net investment income	(1,140,264)	(1,087,595)
Net realized gains	(81,197)	—

Change in net assets from shareholder distributions	(1,602,105)	(1,482,307)

Capital Transactions:
Change in net assets from capital transactions	8,086,043	(5,199,017)

Change in net assets	8,081,341	(3,438,047)
Net Assets:
Beginning of year	68,368,990	71,807,037

End of year	$76,450,331	$68,368,990

Undistributed (distributions in excess of) net investment income	$26,999	$27,424

See accompanying Notes to the Financial Statements.

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$2,686,997	$2,732,006	$2,352,587	$2,446,499
412,758	1,189,906	478,892	343,688
(553,965)	1,580,135	(374,084)	2,327,286

2,545,790	5,502,047	2,457,395	5,117,473

(813,175)	(904,521)	(748,083)	(770,455)
(222,245)	—	(90,668)	—

(17,657)	(26,906)	(5,266)	(9,726)
(7,394)	—	(1,175)	—

(1,856,397)	(1,800,259)	(1,585,389)	(1,647,846)
(438,730)	—	(180,075)	—

(3,355,598)	(2,731,686)	(2,610,656)	(2,428,027)

(5,282,537)	(11,262,105)	(3,362,373)	(3,734,980)

(6,092,345)	(8,491,744)	(3,515,634)	(1,045,534)

122,514,766	131,006,510	105,919,643	106,965,177

$116,422,421	$122,514,766	$102,404,009	$105,919,643

$62,618	$62,918	$67,571	$(16,917)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
From Investment Activities:
Operations:
Net investment income	$804,830	$391,878
Net realized gain	1,545,401	597,313
Change in unrealized appreciation/depreciation	(3,944,009)	596,232

Change in net assets from operations	(1,593,778)	1,585,423

Distributions to Class A Shareholders From:
Net investment income	(334,461)	(341,093)
Distributions to Class B Shareholders From:
Net investment income	(10,148)	(13,314)
Distributions to Class C Shareholders From:
Net investment income	(8,832)	(4,723)
Distributions to Institutional Class Shareholders From:
Net investment income	(391,658)	(56,009)

Change in net assets from shareholder distributions	(745,099)	(415,139)

Capital Transactions:
Change in net assets from capital transactions	26,877,456	(978,718)

Change in net assets	24,538,579	191,566
Net Assets:
Beginning of year	18,987,126	18,795,560

End of year	$43,525,705	$18,987,126

Undistributed net investment income	$127,669	$9,185

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$429,275	$583,182	$174,106	$314,044
3,050,374	1,611,303	2,584,952	1,587,350
(4,123,398)	1,619,133	(3,515,566)	1,321,207

(643,749)	3,813,618	(756,508)	3,222,601

(492,183)	(597,476)	(228,424)	(321,875)

(9,918)	(24,798)	(6,950)	(15,019)

(5,115)	(6,728)	(2,384)	(3,265)

(3,244)	(5,338)	(11,458)	(13,068)

(510,460)	(634,340)	(249,216)	(353,227)

(1,424,319)	407,613	(203,780)	(2,197,126)

(2,578,528)	3,586,891	(1,209,504)	672,248

38,378,898	34,792,007	26,950,158	26,277,910

$35,800,370	$38,378,898	$25,740,654	$26,950,158

$20,031	$19,608	$10,031	$13,309

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Behavioral Large Cap Value Equity Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$2,614,509	$2,729,743
Distributions reinvested	447,660	320,064
Value of shares redeemed	(5,136,006)	(3,539,247)

Change in net assets from Class A Share transactions	(2,073,837)	(489,440)
Class B Shares:
Proceeds from shares issued	7,486	1,745
Distributions reinvested	3,968	2,858
Value of shares redeemed	(458,373)	(514,057)

Change in net assets from Class B Share transactions	(446,919)	(509,454)
Class C Shares:
Proceeds from shares issued	438,703	327,653
Distributions reinvested	3,637	1,269
Value of shares redeemed	(122,888)	(53,570)

Change in net assets from Class C Share transactions	319,452	275,352
Institutional Shares:
Proceeds from shares issued	20,184,490	15,076,742
Distributions reinvested	3,816,267	2,753,320
Value of shares redeemed	(28,099,724)	(20,115,224)

Change in net assets from Institutional Share transactions	(4,098,967)	(2,285,162)
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(6,300,271)	$(3,008,704)

Share Transactions:
Class A Shares:
Issued	146,143	169,206
Reinvested	25,402	19,458
Redeemed	(287,021)	(219,138)

Change in Class A Shares	(115,476)	(30,474)
Class B Shares:
Issued	430	107
Reinvested	227	182
Redeemed	(26,085)	(32,514)

Change in Class B Shares	(25,428)	(32,225)
Class C Shares:
Issued	25,212	20,716
Reinvested	212	81
Redeemed	(7,175)	(3,397)

Change in Class C Shares	18,249	17,400
Institutional Shares:
Issued	1,130,083	926,275
Reinvested	215,497	166,138
Redeemed	(1,569,993)	(1,238,787)

Change in Institutional Shares	(224,413)	(146,374)
Class R Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class R Shares	—	—

Change in Shares	(347,068)	(191,673)

(a)	Fractional share.

See accompanying Notes to the Financial Statements.

Sterling Capital Mid Value Fund		Sterling Capital Behavioral Small Cap Value Equity Fund		Sterling Capital Special Opportunities Fund
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$3,995,030	$14,894,315	$6,293,476	$2,746,623	$62,671,497	$83,940,171
2,534,757	2,397,811	435,815	1,063,260	18,786,909	28,608,304
(10,670,041)	(13,183,438)	(2,699,126)	(2,469,520)	(172,645,137)	(48,852,920)

(4,140,254)	4,108,688	4,030,165	1,340,363	(91,186,731)	63,695,555

6,419	30,181	965	16,589	14,852	130,062
79,231	123,157	10,280	50,831	405,267	948,880
(660,809)	(896,374)	(135,254)	(147,024)	(3,556,143)	(2,958,194)

(575,159)	(743,036)	(124,009)	(79,604)	(3,136,024)	(1,879,252)

1,973,415	3,682,358	130,839	152,544	33,010,471	16,522,834
231,333	105,926	9,780	27,810	6,765,229	10,521,960
(1,108,607)	(466,272)	(112,466)	(67,104)	(12,994,833)	(9,956,584)

1,096,141	3,322,012	28,153	113,250	26,780,867	17,088,210

123,909,927	263,135,153	13,339,610	33,620,037	258,227,694	97,663,971
44,182,703	35,681,479	5,662,040	13,982,036	23,151,425	40,817,740
(231,109,674)	(169,534,832)	(26,073,254)	(22,510,286)	(364,352,863)	(66,778,198)

(63,017,044)	129,281,800	(7,071,604)	25,091,787	(82,973,744)	71,703,513

—	—	—	—	95,793	20,000
12	12	7	21	1,665	46,550
—	—	—	—	(77,529)	(550,255)

12	12	7	21	19,929	(483,705)

$(66,636,304)	$135,969,476	$(3,137,288)	$26,465,817	$(150,495,703)	$150,124,321

203,628	773,259	421,106	186,399	2,698,968	3,828,555
134,503	129,239	29,897	75,057	850,856	1,439,506
(543,986)	(682,217)	(181,097)	(164,624)	(7,659,540)	(2,243,628)

(205,855)	220,281	269,906	96,832	(4,109,716)	3,024,433

344	1,665	66	1,168	712	6,738
4,517	7,066	732	3,694	20,614	52,951
(36,079)	(49,107)	(9,250)	(10,037)	(171,412)	(148,348)

(31,218)	(40,376)	(8,452)	(5,175)	(150,086)	(88,659)

108,419	203,805	8,850	10,501	1,588,331	817,242
13,237	6,086	699	2,023	343,762	586,508
(61,255)	(25,697)	(7,727)	(4,558)	(622,148)	(499,270)

60,401	184,194	1,822	7,966	1,309,945	904,480

6,305,423	13,488,582	884,167	2,225,741	10,967,320	4,239,993
2,320,846	1,906,275	384,102	979,897	1,014,523	1,993,050
(11,898,139)	(8,687,532)	(1,725,858)	(1,493,001)	(15,184,425)	(2,932,065)

(3,271,870)	6,707,325	(457,589)	1,712,637	(3,202,582)	3,300,978

—	—	—	—	4,055	830
1	1	— (a)	1	74	2,304
—	—	—	—	(3,288)	(22,726)

1	1	—	1	841	(19,592)

(3,448,541)	7,071,425	(194,313)	1,812,261	(6,151,598)	7,121,640

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Equity Income Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$96,426,885	$186,958,403
Distributions reinvested	25,697,968	33,625,596
Value of shares redeemed	(313,978,501)	(227,395,105)

Change in net assets from Class A Share transactions	(191,853,648)	(6,811,106)
Class B Shares:
Proceeds from shares issued	13,603	23,664
Distributions reinvested	232,254	399,020
Value of shares redeemed	(3,495,236)	(3,687,451)

Change in net assets from Class B Share transactions	(3,249,379)	(3,264,767)
Class C Shares:
Proceeds from shares issued	29,610,611	49,537,180
Distributions reinvested	10,900,826	12,055,353
Value of shares redeemed	(51,663,697)	(39,300,477)

Change in net assets from Class C Share transactions	(11,152,260)	22,292,056
Institutional Shares:
Proceeds from shares issued	176,964,153	396,807,370
Distributions reinvested	40,823,997	43,949,941
Value of shares redeemed	(375,371,954)	(377,238,376)

Change in net assets from Institutional Share transactions	(157,583,804)	63,518,935
Class R Shares:
Proceeds from shares issued	558,881	638,289
Distributions reinvested	78,357	136,341
Value of shares redeemed	(313,501)	(1,906,062)

Change in net assets from Class R Share transactions	323,737	(1,131,432)

Change in net assets from capital transactions	$(363,515,354)	$74,603,686

Share Transactions:
Class A Shares:
Issued	5,125,334	10,002,372
Reinvested	1,399,852	1,822,457
Redeemed	(16,667,881)	(12,150,789)

Change in Class A Shares	(10,142,695)	(325,960)
Class B Shares:
Issued	720	1,273
Reinvested	12,678	21,807
Redeemed	(186,907)	(196,602)

Change in Class B Shares	(173,509)	(173,522)
Class C Shares:
Issued	1,598,787	2,666,495
Reinvested	599,348	661,287
Redeemed	(2,774,922)	(2,111,841)

Change in Class C Shares	(576,787)	1,215,941
Institutional Shares:
Issued	9,468,157	20,924,144
Reinvested	2,218,624	2,373,645
Redeemed	(19,907,095)	(20,134,041)

Change in Institutional Shares	(8,220,314)	3,163,748
Class R Shares:
Issued	29,720	34,332
Reinvested	4,298	7,445
Redeemed	(16,676)	(99,742)

Change in Class R Shares	17,342	(57,965)

Change in Shares	(19,095,963)	3,822,242

* Commencement of operations.

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital Long/Short Equity Fund		Sterling Capital Behavioral International Equity Fund	Sterling Capital Ultra Short Bond Fund
For the Year Ended September 30, 2015	For the Period December 13, 2013* to September 30, 2014	For the Period November 28, 2014* to September 30, 2015	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$986,187	$2,462,721	$586,586	$10,746,221	$13,313,585
60,355	—	232	68,470	44,792
(1,777,119)	(29,243)	(149)	(13,633,265)	(15,655,271)

(730,577)	2,433,478	586,669	(2,818,574)	(2,296,894)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

273,042	332,128	58,909	—	—
10,371	—	2	—	—
(124,040)	—	(26,318)	—	—

159,373	332,128	32,593	—	—

87,912,677	126,735,146	26,452,117	11,100,036	11,334,014
1,447,368	—	129	437,754	256,316
(69,925,353)	(26,828,716)	(6,457,035)	(23,040,368)	(4,867,404)

19,434,692	99,906,430	19,995,211	(11,502,578)	6,722,926

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

$18,863,488	$102,672,036	$20,614,473	$(14,321,152)	$4,426,032

98,964	226,214	57,632	1,083,791	1,335,400
6,171	—	24	6,912	4,494
(181,333)	(2,663)	(16)	(1,375,048)	(1,570,736)

(76,198)	223,551	57,640	(284,345)	(230,842)

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

27,148	30,439	5,627	—	—
1,068	—	—	—	—
(12,722)	—	(2,556)	—	—

15,494	30,439	3,071	—	—

8,840,835	12,077,967	2,645,568	1,119,396	1,138,349
147,540	—	13	44,220	25,719
(7,135,189)	(2,462,656)	(632,437)	(2,323,600)	(488,049)

1,853,186	9,615,311	2,013,144	(1,159,984)	676,019

—	—	—	—	—
—	—	—	—	—
—	—	—	—	—

—	—	—	—	—

1,792,482	9,869,301	2,073,855	(1,444,329)	445,177

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Short Duration Bond Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,780,844	$2,796,080
Distributions reinvested	195,572	289,998
Value of shares redeemed	(4,147,988)	(6,231,598)

Change in net assets from Class A Share transactions	(2,171,572)	(3,145,520)
Class B Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—
Value of shares redeemed	—	—

Change in net assets from Class B Share transactions	—	—
Class C Shares:
Proceeds from shares issued	866,184	1,685,718
Distributions reinvested	38,764	19,814
Value of shares redeemed	(340,975)	(332,368)

Change in net assets from Class C Share transactions	563,973	1,373,164
Institutional Shares:
Proceeds from shares issued	40,419,740	40,964,366
Distributions reinvested	723,318	550,059
Value of shares redeemed	(42,076,172)	(21,010,294)

Change in net assets from Institutional Share transactions	(933,114)	20,504,131
Class R Shares:
Proceeds from shares issued	—	—
Distributions reinvested	—	—

Change in net assets from Class R Share transactions	—	—

Change in net assets from capital transactions	$(2,540,713)	$18,731,775

Share Transactions:
Class A Shares:
Issued	198,119	304,275
Reinvested	21,793	31,571
Redeemed	(462,323)	(676,991)

Change in Class A Shares	(242,411)	(341,145)
Class B Shares:
Issued	—	—
Reinvested	—	—
Redeemed	—	—

Change in Class B Shares	—	—
Class C Shares:
Issued	96,176	184,006
Reinvested	4,326	2,165
Redeemed	(37,932)	(36,183)

Change in Class C Shares	62,570	149,988
Institutional Shares:
Issued	4,499,707	4,455,646
Reinvested	80,754	59,934
Redeemed	(4,683,385)	(2,287,879)

Change in Institutional Shares	(102,924)	2,227,701
Class R Shares:
Issued	—	—
Reinvested	—	—

Change in Class R Shares	—	—

Change in Shares	(282,765)	2,036,544

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital Intermediate U.S. Government Fund		Sterling Capital Total Return Bond Fund		Sterling Capital Corporate Fund
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$5,617,921	$668,955	$17,808,421	$3,624,543	$102,581	$100,131
176,965	268,715	1,313,403	1,284,323	8,740	7,900
(6,858,288)	(2,248,870)	(9,566,217)	(9,287,592)	(25,718)	(1,500)

(1,063,402)	(1,311,200)	9,555,607	(4,378,726)	85,603	106,531

4,242	—	61,690	—	—	—
2,500	9,156	29,761	46,598	—	—
(103,686)	(274,607)	(601,269)	(561,667)	—	—

(96,944)	(265,451)	(509,818)	(515,069)	—	—

45,149	47,825	1,912,192	2,108,348	—	6,000
9,045	20,583	121,462	130,446	196	301
(100,278)	(318,297)	(1,155,506)	(2,088,583)	—	(12,363)

(46,084)	(249,889)	878,148	150,211	196	(6,062)

9,866,530	6,828,941	310,192,582	107,996,986	32,047,361	16,138,437
161,461	404,001	13,629,682	8,479,710	1,854,765	2,177,776
(11,478,580)	(30,553,274)	(134,827,838)	(125,220,314)	(19,247,924)	(54,346,956)

(1,450,589)	(23,320,332)	188,994,426	(8,743,618)	14,654,202	(36,030,743)

—	—	54	—	—	—
—	—	173	187	—	—

—	—	227	187	—	—

$(2,657,019)	$(25,146,872)	$198,918,590	$(13,487,015)	$14,740,001	$(35,930,274)

545,502	65,306	1,661,183	339,856	9,931	9,780
17,275	26,203	123,015	120,618	854	772
(675,060)	(219,418)	(898,029)	(874,264)	(2,527)	(149)

(112,283)	(127,909)	886,169	(413,790)	8,258	10,403

417	—	5,720	—	—	—
245	896	2,781	4,374	—	—
(10,149)	(26,875)	(56,277)	(52,798)	—	—

(9,487)	(25,979)	(47,776)	(48,424)	—	—

4,418	4,682	177,979	197,506	—	580
884	2,010	11,360	12,231	19	30
(9,774)	(30,981)	(108,440)	(196,250)	—	(1,229)

(4,472)	(24,289)	80,899	13,487	19	(619)

963,312	665,253	28,947,287	10,148,845	3,125,906	1,575,945
15,746	39,338	1,275,687	795,588	181,138	213,127
(1,120,290)	(2,973,132)	(12,661,006)	(11,810,416)	(1,881,928)	(5,310,174)

(141,232)	(2,268,541)	17,561,968	(865,983)	1,425,116	(3,521,102)

—	—	5	—	—	—
—	—	16	18	—	—

—	—	21	18	—	—

(267,474)	(2,446,718)	18,481,281	(1,314,692)	1,433,393	(3,511,318)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Securitized Opportunities Fund

	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

Capital Transactions:
Class A Shares:
Proceeds from shares issued	$44,803	$48,223
Distributions reinvested	2,729	1,931
Value of shares redeemed	(10,517)	(1,500)

Change in net assets from Class A Share transactions	37,015	48,654
Class C Shares:
Proceeds from shares issued	—	35,277
Distributions reinvested	687	137
Value of shares redeemed	—	—

Change in net assets from Class C Share transactions	687	35,414
Institutional Shares:
Proceeds from shares issued	16,013,633	5,626,271
Distributions reinvested	1,131,660	1,162,537
Value of shares redeemed	(7,757,627)	(28,910,619)

Change in net assets from Institutional Share transactions	9,387,666	(22,121,811)

Change in net assets from capital transactions	$9,425,368	$(22,037,743)

Share Transactions:
Class A Shares:
Issued	4,462	4,903
Reinvested	273	195
Redeemed	(1,057)	(153)

Change in Class A Shares	3,678	4,945
Class C Shares:
Issued	—	3,553
Reinvested	69	14
Redeemed	—	—

Change in Class C Shares	69	3,567
Institutional Shares:
Issued	1,601,075	570,144
Reinvested	113,147	117,683
Redeemed	(777,454)	(2,931,755)

Change in Institutional Shares	936,768	(2,243,928)

Change in Shares	940,515	(2,235,416)

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital Kentucky Intermediate Tax-Free Fund		Sterling Capital Maryland Intermediate Tax-Free Fund		Sterling Capital North Carolina Intermediate Tax-Free Fund

For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$173,580	$218,128	$993,275	$251,403	$3,271,634	$3,547,260
157,983	101,299	110,293	92,966	856,621	869,416
(317,405)	(1,643,560)	(967,867)	(1,797,863)	(6,565,206)	(12,529,477)

14,158	(1,324,133)	135,701	(1,453,494)	(2,436,951)	(8,112,801)

—	15	82,459	4,800	1,136,424	589,983
637	1,066	10,790	8,733	41,063	43,522
—	(50,000)	(95,561)	(494,065)	(685,456)	(2,619,552)

637	(48,919)	(2,312)	(480,532)	492,031	(1,986,047)

2,443,555	2,681,290	6,010,967	4,760,513	35,818,542	22,069,111
71,870	22,985	247,424	131,752	885,369	519,324
(3,291,429)	(4,232,402)	(7,646,027)	(9,724,105)	(40,683,164)	(33,726,715)

(776,004)	(1,528,127)	(1,387,636)	(4,831,840)	(3,979,253)	(11,138,280)

$(761,209)	$(2,901,179)	$(1,254,247)	$(6,765,866)	$(5,924,173)	$(21,237,128)

16,327	20,476	89,218	22,606	298,779	326,372
14,790	9,400	9,851	8,369	78,025	79,957
(29,673)	(153,027)	(86,735)	(162,346)	(598,065)	(1,155,567)

1,444	(123,151)	12,334	(131,371)	(221,261)	(749,238)

—	—	7,385	432	103,490	54,396
60	99	964	786	3,743	4,011
—	(4,592)	(8,520)	(44,739)	(62,562)	(242,364)

60	(4,493)	(171)	(43,521)	44,671	(183,957)

229,733	250,008	535,757	428,018	3,254,656	2,034,614
6,748	2,137	22,079	11,842	80,670	47,745
(309,523)	(393,830)	(682,029)	(877,854)	(3,703,277)	(3,114,298)

(73,042)	(141,685)	(124,193)	(437,994)	(367,951)	(1,031,939)

(71,538)	(269,329)	(112,030)	(612,886)	(544,541)	(1,965,134)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital South Carolina Intermediate Tax-Free Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,137,270	$609,289
Distributions reinvested	297,069	311,318
Value of shares redeemed	(407,404)	(5,230,947)

Change in net assets from Class A Share transactions	1,026,935	(4,310,340)
Class C Shares:
Proceeds from shares issued	443,217	792,914
Distributions reinvested	16,351	11,159
Value of shares redeemed	(2,376,040)	(270,955)

Change in net assets from Class C Share transactions	(1,916,472)	533,118
Institutional Shares:
Proceeds from shares issued	15,028,426	13,827,670
Distributions reinvested	287,136	198,920
Value of shares redeemed	(6,339,982)	(15,448,385)

Change in net assets from Institutional Share transactions	8,975,580	(1,421,795)

Change in net assets from capital transactions	$8,086,043	$(5,199,017)

Share Transactions:
Class A Shares:
Issued	102,254	55,520
Reinvested	26,667	28,310
Redeemed	(213,198)	(478,279)

Change in Class A Shares	(84,277)	(394,449)
Class C Shares:
Issued	39,731	72,232
Reinvested	1,468	1,012
Redeemed	(36,461)	(24,584)

Change in Class C Shares	4,738	48,660
Institutional Shares:
Issued	1,360,106	1,270,152
Reinvested	25,956	18,200
Redeemed	(572,809)	(1,423,379)

Change in Institutional Shares	813,253	(135,027)

Change in Shares	733,714	(480,816)

See accompanying Notes to the Financial Statements.

XXUPDATEXXX

Sterling Capital Virginia Intermediate Tax-Free Fund		Sterling Capital West Virginia Intermediate Tax-Free Fund
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$647,538	$1,580,973	$3,689,399	$654,815
805,613	679,452	677,107	608,304
(5,638,506)	(8,739,263)	(4,210,504)	(4,253,974)

(4,185,355)	(6,478,838)	156,002	(2,990,855)

92,545	16,603	76,104	2,400
22,214	21,765	5,600	8,933
(351,479)	(1,282,447)	(129,627)	(337,511)

(236,720)	(1,244,079)	(47,923)	(326,178)

17,263,590	15,203,340	13,932,544	14,475,708
500,475	184,027	308,998	119,083
(18,624,527)	(18,926,555)	(17,711,994)	(15,012,738)

(860,462)	(3,539,188)	(3,470,452)	(417,947)

$(5,282,537)	$(11,262,105)	$(3,362,373)	$(3,734,980)

53,868	132,598	363,040	65,415
67,076	56,879	66,738	60,550
(471,168)	(731,884)	(415,158)	(424,311)

(350,224)	(542,407)	14,620	(298,346)

7,781	1,391	7,559	241
1,850	1,825	552	891
(29,287)	(107,543)	(12,715)	(33,275)

(19,656)	(104,327)	(4,604)	(32,143)

1,436,452	1,274,082	1,371,642	1,439,942
41,712	15,387	30,430	11,839
(1,551,666)	(1,592,958)	(1,740,598)	(1,494,140)

(73,502)	(303,489)	(338,526)	(42,359)

(443,382)	(950,223)	(328,510)	(372,848)

Sterling Capital Funds
Statements of Changes in Net Assets (continued)

	Sterling Capital Diversified Income Fund
	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$1,887,859	$2,462,133
Distributions reinvested	308,203	307,288
Value of shares redeemed	(2,937,504)	(2,496,915)

Change in net assets from Class A Share transactions	(741,442)	272,506
Class B Shares:
Proceeds from shares issued	—	26,465
Distributions reinvested	9,755	13,314
Value of shares redeemed	(287,067)	(311,480)

Change in net assets from Class B Share transactions	(277,312)	(271,701)
Class C Shares:
Proceeds from shares issued	555,913	85,791
Distributions reinvested	6,249	4,723
Value of shares redeemed	(27,698)	(58,210)

Change in net assets from Class C Share transactions	534,464	32,304
Institutional Shares:
Proceeds from shares issued	30,753,764	311,637
Distributions reinvested	386,573	53,892
Value of shares redeemed	(3,778,591)	(1,377,356)

Change in net assets from Institutional Share transactions	27,361,746	(1,011,827)

Change in net assets from capital transactions	$26,877,456	$(978,718)

Share Transactions:
Class A Shares:
Issued	176,782	236,083
Reinvested	29,144	29,146
Redeemed	(274,990)	(239,202)

Change in Class A Shares	(69,064)	26,027
Class B Shares:
Issued	—	2,512
Reinvested	917	1,260
Redeemed	(26,758)	(29,972)

Change in Class B Shares	(25,841)	(26,200)
Class C Shares:
Issued	52,905	8,261
Reinvested	599	451
Redeemed	(2,590)	(5,494)

Change in Class C Shares	50,914	3,218
Institutional Shares:
Issued	2,805,133	29,762
Reinvested	36,774	5,061
Redeemed	(354,765)	(133,574)

Change in Institutional Shares	2,487,142	(98,751)

Change in Shares	2,443,151	(95,706)

See accompanying Notes to the Financial Statements.

Sterling Capital Strategic Allocation Balanced Fund		Sterling Capital Strategic Allocation Growth Fund
For the Year Ended September 30, 2015	For the Year Ended September 30, 2014	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014

$4,039,105	$4,301,837	$2,672,841	$2,541,576
481,066	585,449	225,466	319,012
(4,799,807)	(2,947,129)	(2,848,121)	(3,439,864)

(279,636)	1,940,157	50,186	(579,276)

8,241	—	11,967	18,559
9,918	24,798	6,950	14,990
(1,048,427)	(1,593,220)	(976,831)	(1,433,303)

(1,030,268)	(1,568,422)	(957,914)	(1,399,754)

174,979	325,190	96,199	68,590
5,115	6,728	1,997	2,624
(159,492)	(195,220)	(93,956)	(66,401)

20,602	136,698	4,240	4,813

44	362	860,482	121,047
1,785	2,761	11,035	12,357
(136,846)	(103,943)	(171,809)	(356,313)

(135,017)	(100,820)	699,708	(222,909)

$(1,424,319)	$407,613	$(203,780)	$(2,197,126)

373,614	417,123	251,786	254,214
44,976	56,225	21,649	31,660
(442,468)	(284,702)	(268,419)	(339,168)

(23,878)	188,646	5,016	(53,294)

799	—	1,186	1,851
947	2,451	687	1,548
(98,893)	(157,756)	(94,604)	(147,107)

(97,147)	(155,305)	(92,731)	(143,708)

16,293	31,327	9,377	6,955
488	660	198	271
(14,971)	(19,019)	(9,025)	(6,830)

1,810	12,968	550	396

4	35	83,195	11,747
166	264	1,062	1,221
(12,721)	(10,164)	(16,514)	(36,681)

(12,551)	(9,865)	67,743	(23,713)

(131,766)	36,444	(19,422)	(220,319)

Sterling Capital Funds
Statement of Cash Flows
For the Year Ended September 30, 2015

Sterling Capital Long/Short Equity Fund
Cash Used for Operating Activities:
Net decrease in net assets from operations	$(19,668,014)

Adjustments to reconcile net decrease in net assets resulting from operations to net cash used for operating activities:
Increase in cash held at broker for securities short sales	(4,208,125)
Decrease in interest and dividends receivable	11,976
Decrease in deferred offering costs	1,780
Decrease in prepaid expenses	10,566
Decrease in payable for dividends on short sales	(15,654)
Decrease in payable to broker for service fee on short sales	(163)
Increase in investment advisory fees payable	3,969
Decrease in accounting and administration out-of-pocket fees payable	(850)
Increase in administration fees payable	698
Increase in audit fees payable	1,392
Increase in transfer agent fees payable	6,288
Decrease in distribution (12b-1) fees payable	(119)
Increase in Trustee fees payable	13
Increase in other fees	7,967
Amortization of premium and accretion of discount on investments	(90,953)
Net realized gain (loss) on investments	(1,712,899)
Net unrealized gain (loss) on investments and foreign currency translations	19,605,549
Premiums received from options written	372,069
Premiums paid on closing options written	(531,902)
Proceeds from investments sold short	138,149,711
Purchases to cover investments sold short	(142,719,129)
Purchases of long-term investments	(218,883,104)
Proceeds from sales of long-term investments	212,218,801
Net purchases of short-term securities	153,876

Net cash used for operating activities	(17,286,257)

Cash Provided by (Used for) Financing Activities:
Proceeds from issuance of capital shares	89,927,800
Payments on redemption of capital shares	(71,309,338)
Cash dividends paid to shareholders	(1,580,492)

Net cash provided for financing activities	17,037,970

Cash:
Net decrease in cash	(248,287)
Cash at beginning of year	253,051

Cash at end of year	$4,764

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for dividend expense and service fee on securities sold short	$1,187,714

Non-Cash Financing Activities:
Capital shares issued in reinvestment of distributions paid to shareholders	$1,518,094

See accompanying Notes to the Financial Statements.

(This page has been left blank intentionally.)

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments		Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2015	$17.24	0.22	(0.69)		(0.47)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$14.16	0.18	3.06		3.24	(0.16)	—	(0.16)
Year Ended September 30, 2013	$12.80	0.13	1.36		1.49	(0.13)	—	(0.13)
Year Ended September 30, 2012	$9.90	0.11	2.90		3.01	(0.11)	—	(0.11)
Year Ended September 30, 2011	$10.52	0.11	(0.62)		(0.51)	(0.11)	—	(0.11)
Sterling Capital Mid Value Fund
Year Ended September 30, 2015	$19.33	0.06	(0.14)		(0.08)	(0.11)	(1.17)	(1.28)
Year Ended September 30, 2014	$18.78	0.05	1.76		1.81	(0.06)	(1.20)	(1.26)
Year Ended September 30, 2013	$14.28	0.13	4.47		4.60	(0.10)	—	(0.10)
Year Ended September 30, 2012	$11.37	0.10	2.91		3.01	(0.10)	—	(0.10)
Year Ended September 30, 2011	$12.08	0.04	(0.70)		(0.66)	(0.05)	—	(0.05)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2015	$14.34	0.18	0.16		0.34	(0.20)	(0.44)	(0.64)
Year Ended September 30, 2014	$15.25	0.11	0.93		1.04	(0.08)	(1.87)	(1.95)
Year Ended September 30, 2013	$12.01	0.05	3.37		3.42	(0.03)	(0.15)	(0.18)
Year Ended September 30, 2012	$10.79	0.03	2.17		2.20	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.19	(0.05)	(0.35)		(0.40)	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2015	$23.33	(0.06)	0.89		0.83	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.38	(0.02)	4.26		4.24	(0.01)	(2.28)	(2.29)
Year Ended September 30, 2013	$18.51	0.05 (e)	3.78		3.83	(0.01)	(0.95)	(0.96)
Year Ended September 30, 2012	$15.25	— (f)	3.57		3.57	—	(0.31)	(0.31)
Year Ended September 30, 2011	$15.93	(0.06)	(0.52)		(0.58)	—	(0.10)	(0.10)
Sterling Capital Equity Income Fund
Year Ended September 30, 2015	$18.94	0.31	(1.06)		(0.75)	(0.33)	(0.51)	(0.84)
Year Ended September 30, 2014	$18.14	0.34	1.40		1.74	(0.31)	(0.63)	(0.94)
Year Ended September 30, 2013	$16.03	0.29	2.23		2.52	(0.25)	(0.16)	(0.41)
Year Ended September 30, 2012	$13.25	0.25	2.72		2.97	(0.19)	—	(0.19)
Year Ended September 30, 2011	$13.05	0.25	0.14	(h)	0.39	(0.19)	—	(0.19)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2015	$10.90	(0.19)	(1.54)		(1.73)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(j)	$10.00	(0.13)	1.03		0.90	—	—	—
Sterling Capital Behavioral International Equity Fund
November 28, 2014 to September 30, 2015(j)	$10.00	0.18	(0.94)		(0.76)	(0.02)	—	(0.02)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2015	$9.94	0.04	(0.02)		0.02	(0.09)	—	(0.09)
Year Ended September 30, 2014	$9.98	0.05	(0.03	)(f)	0.02	(0.06)	—	(0.06)
November 30, 2012 to September 30, 2013(j)	$10.00	0.03	(0.02)		0.01	(0.03)	—	(0.03)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.56%.
(e)

Net investment income per share reflects a special dividend, which amounted to $0.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.19% per share.

(f)	Amount is less than $0.005.
(g)	Ratio is below 0.005%.
(h)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(i)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.08% per share.
(j)	Period from commencement of operations.
(k)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.04% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.53	(2.81)%		$31,079	1.06%		1.25%		1.16%	135.05%
$17.24	22.96%		$34,395	1.06%		1.09%		1.16%	113.75%
$14.16	11.72	%(d)	$28,682	1.09%		0.97%		1.19%	164.27%
$12.80	30.52%		$28,618	1.08%		0.98%		1.28%	68.75%
$9.90	(5.01)%		$24,603	1.08%		0.93%		1.47%	66.29%

$17.97	(0.69)%		$34,792	1.19%		0.29%		1.19%	30.61%
$19.33	9.91%		$41,403	1.18%		0.26%		1.18%	27.30%
$18.78	32.36%		$36,094	1.17%		0.79%		1.17%	34.03%
$14.28	26.57%		$21,976	1.19%		0.78%		1.20%	21.62%
$11.37	(5.51)%		$18,017	1.18%		0.32%		1.22%	38.30%

$14.04	2.20%		$13,261	1.25%		1.18%		1.25%	101.99%
$14.34	7.09%		$9,681	1.24%		0.74%		1.24%	68.50%
$15.25	28.74%		$8,813	1.29%		0.36%		1.29%	176.62%
$12.01	21.31%		$6,720	1.33%		0.22%		1.44%	32.86%
$10.79	(3.57)%		$6,152	1.33%		(0.39)%		1.69%	63.02%

$22.96	3.75%		$264,294	1.22%		(0.25)%		1.22%	26.98%
$23.33	21.71%		$364,368	1.21%		(0.11)%		1.21%	32.35%
$21.38	21.59%		$269,300	1.24%		0.27	%(e)	1.24%	53.76%
$18.51	23.67%		$174,085	1.29%		(0.00	)%(g)	1.38%	19.38%
$15.25	(3.72)%		$197,138	1.28%		(0.35)%		1.53%	31.51%

$17.35	(4.16)%		$478,393	1.21%		1.66%		1.21%	27.53%
$18.94	9.76%		$714,457	1.20%		1.79%		1.20%	16.13%
$18.14	16.02%		$690,106	1.20%		1.69%		1.20%	30.56%
$16.03	22.47%		$371,659	1.19%		1.61%		1.26%	21.30%
$13.25	2.93%		$214,622	1.18%		1.80%		1.43%	16.64%

$8.87	(16.16)%		$1,307	3.19	%(i)	(1.93)%		3.19%	265.99%
$10.90	9.00%		$2,437	3.44	%(k)	(1.55)%		3.44%	193.58%

$9.22	(7.57%)		$531	1.28%		2.16%		1.44%	133.50%

$9.87	0.25%		$8,295	0.78%		0.43%		0.80%	66.19%
$9.94	0.21%		$11,184	0.73%		0.51%		0.73%	79.98%
$9.98	0.15%		$13,526	0.73%		0.41%		0.73%	55.18%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2015	$9.07	0.10	(0.05)	0.05	(0.26)	—	—		(0.26)
Year Ended September 30, 2014	$9.24	0.14	(0.04)	0.10	(0.27)	—	—		(0.27)
Year Ended September 30, 2013	$9.47	0.17	(0.10)	0.07	(0.30)	—	—		(0.30)
Year Ended September 30, 2012	$9.36	0.19	0.24	0.43	(0.32)	—	—		(0.32)
Year Ended September 30, 2011	$9.68	0.17	(0.19)	(0.02)	(0.30)	—	—		(0.30)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2015	$10.19	0.13	0.05	0.18	(0.19)	—	—		(0.19)
Year Ended September 30, 2014	$10.29	0.14	0.09	0.23	(0.33)	—	—		(0.33)
Year Ended September 30, 2013	$10.86	0.16	(0.43)	(0.27)	(0.30)	—	—		(0.30)
Year Ended September 30, 2012	$10.79	0.20	0.16	0.36	(0.29)	—	—		(0.29)
Year Ended September 30, 2011	$10.80	0.24	0.06	0.30	(0.31)	—	—		(0.31)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2015	$10.66	0.28	(0.06)	0.22	(0.35)	—	—		(0.35)
Year Ended September 30, 2014	$10.52	0.31	0.21	0.52	(0.37)	(0.01)	—		(0.38)
Year Ended September 30, 2013	$11.15	0.29	(0.46)	(0.17)	(0.38)	(0.08)	—		(0.46)
Year Ended September 30, 2012	$11.05	0.29	0.46	0.75	(0.38)	(0.27)	—		(0.65)
Year Ended September 30, 2011	$11.32	0.38	0.01	0.39	(0.45)	(0.21)	—		(0.66)
Sterling Capital Corporate Fund
Year Ended September 30, 2015	$10.25	0.29	(0.14)	0.15	(0.29)	(0.01)	—	(d)	(0.30)
Year Ended September 30, 2014	$10.15	0.31	0.20	0.51	(0.31)	(0.10)	—		(0.41)
February 1, 2013 to September 30, 2013(e)	$10.53	0.22	(0.38)	(0.16)	(0.22)	—	—		(0.22)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2015	$9.90	0.20	0.13	0.33	(0.25)	—	—		(0.25)
Year Ended September 30, 2014	$9.85	0.22	0.11	0.33	(0.28)	—	—		(0.28)
February 1, 2013 to September 30, 2013(e)	$10.16	0.11	(0.21)	(0.10)	(0.21)	—	—		(0.21)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.86	0.25	(0.06)	0.19	(0.25)	(0.18)	—		(0.43)
Year Ended September 30, 2014	$10.67	0.27	0.18	0.45	(0.26)	—	—		(0.26)
Year Ended September 30, 2013	$11.17	0.24	(0.44)	(0.20)	(0.24)	(0.06)	—		(0.30)
Year Ended September 30, 2012	$10.80	0.27	0.40	0.67	(0.27)	(0.03)	—		(0.30)
Year Ended September 30, 2011	$10.83	0.29	0.02 (f)	0.31	(0.29)	(0.05)	—		(0.34)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.23	0.20	— (d)	0.20	(0.20)	(0.06)	—		(0.26)
Year Ended September 30, 2014	$10.96	0.19	0.27	0.46	(0.19)	—	—		(0.19)
Year Ended September 30, 2013	$11.56	0.19	(0.45)	(0.26)	(0.19)	(0.15)	—		(0.34)
Year Ended September 30, 2012	$11.23	0.24	0.41	0.65	(0.24)	(0.08)	—		(0.32)
Year Ended September 30, 2011	$11.21	0.28	0.06	0.34	(0.28)	(0.04)	—		(0.32)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	Amount is less than $0.005.
(e)	Period from commencement of operations.
(f)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$8.86	0.56%	$8,075	0.79%	1.17%	0.81%	55.74%
$9.07	1.13%	$10,468	0.76%	1.48%	0.80%	56.10%
$9.24	0.72%	$13,812	0.77%	1.83%	0.81%	56.09%
$9.47	4.68%	$8,965	0.81%	2.04%	0.91%	85.13%
$9.36	(0.20)%	$7,684	0.85%	1.81%	1.20%	120.09%

$10.18	1.81%	$7,625	0.91%	1.29%	0.98%	62.02%
$10.19	2.23%	$8,778	0.93%	1.41%	0.93%	35.74%
$10.29	(2.54)%	$10,172	0.93%	1.50%	0.93%	66.16%
$10.86	3.41%	$12,788	0.97%	1.81%	1.10%	71.68%
$10.79	2.86%	$13,344	0.96%	2.30%	1.33%	83.62%

$10.53	2.04%	$47,782	0.73%	2.63%	0.83%	41.37%
$10.66	5.03%	$38,929	0.81%	2.90%	0.83%	75.21%
$10.52	(1.51)%	$42,774	0.82%	2.68%	0.84%	149.09%
$11.15	7.13%	$50,063	0.88%	2.65%	0.99%	110.82%
$11.05	3.68%	$37,274	0.95%	3.47%	1.32%	131.87%

$10.10	1.51%	$348	0.88%	2.87%	0.88%	33.94%
$10.25	5.16%	$269	0.86%	3.04%	0.86%	105.03%
$10.15	(1.54)%	$160	0.85%	3.21%	0.85%	99.48%

$9.98	3.39%	$124	0.84%	2.01%	0.88%	19.85%
$9.90	3.38%	$87	0.85%	2.20%	0.88%	98.34%
$9.85	(1.00)%	$38	0.90%	1.71%	0.90%	193.21%

$10.62	1.80%	$4,532	0.95%	2.37%	1.04%	17.34%
$10.86	4.31%	$4,615	0.97%	2.47%	0.97%	11.13%
$10.67	(1.83)%	$5,849	0.96%	2.21%	0.96%	22.05%
$11.17	6.21%	$10,969	0.95%	2.43%	1.04%	16.52%
$10.80	3.00%	$8,729	0.93%	2.76%	1.28%	15.73%

$11.17	1.79%	$6,865	0.90%	1.82%	0.96%	18.38%
$11.23	4.26%	$6,763	0.94%	1.74%	0.94%	19.90%
$10.96	(2.31)%	$8,036	0.95%	1.70%	0.95%	70.60%
$11.56	5.80%	$9,877	0.95%	2.08%	1.05%	34.94%
$11.23	3.09%	$9,232	0.92%	2.52%	1.28%	21.89%

Sterling Capital Funds
Financial Highlights, Class A Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.98	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.74	0.24	0.24	0.48	(0.24)	—	(0.24)
Year Ended September 30, 2013	$11.36	0.25	(0.54)	(0.29)	(0.25)	(0.08)	(0.33)
Year Ended September 30, 2012	$11.02	0.27	0.41	0.68	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$11.01	0.29	0.07	0.36	(0.29)	(0.06)	(0.35)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.14	0.21	0.02	0.23	(0.21)	(0.02)	(0.23)
Year Ended September 30, 2014	$10.85	0.22	0.29	0.51	(0.22)	—	(0.22)
Year Ended September 30, 2013	$11.36	0.21	(0.43)	(0.22)	(0.21)	(0.08)	(0.29)
Year Ended September 30, 2012	$10.97	0.24	0.46	0.70	(0.24)	(0.07)	(0.31)
Year Ended September 30, 2011	$10.93	0.26	0.07	0.33	(0.26)	(0.03)	(0.29)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$12.06	0.25	(0.01)	0.24	(0.25)	(0.07)	(0.32)
Year Ended September 30, 2014	$11.79	0.24	0.27	0.51	(0.24)	—	(0.24)
Year Ended September 30, 2013	$12.45	0.24	(0.56)	(0.32)	(0.24)	(0.10)	(0.34)
Year Ended September 30, 2012	$12.12	0.28	0.40	0.68	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2011	$12.14	0.31	0.02	0.33	(0.31)	(0.04)	(0.35)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.16	0.21	0.01	0.22	(0.21)	(0.03)	(0.24)
Year Ended September 30, 2014	$9.90	0.21	0.26	0.47	(0.21)	—	(0.21)
Year Ended September 30, 2013	$10.51	0.22	(0.49)	(0.27)	(0.22)	(0.12)	(0.34)
Year Ended September 30, 2012	$10.16	0.27	0.39	0.66	(0.27)	(0.04)	(0.31)
Year Ended September 30, 2011	$10.17	0.32	—	0.32	(0.32)	(0.01)	(0.33)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2015	$10.59	0.26	(0.40)	(0.14)	(0.24)	—	(0.24)
Year Ended September 30, 2014	$9.95	0.22	0.65	0.87	(0.23)	—	(0.23)
Year Ended September 30, 2013	$9.68	0.22	0.28	0.50	(0.23)	—	(0.23)
Year Ended September 30, 2012	$8.74	0.20	0.94	1.14	(0.20)	—	(0.20)
Year Ended September 30, 2011	$9.06	0.22	(0.26)	(0.04)	(0.28)	—	(0.28)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2015	$10.66	0.13	(0.33)	(0.20)	(0.15)	—	(0.15)
Year Ended September 30, 2014	$9.77	0.17	0.90	1.07	(0.18)	—	(0.18)
Year Ended September 30, 2013	$9.13	0.16	0.65	0.81	(0.17)	—	(0.17)
Year Ended September 30, 2012	$7.95	0.14	1.18	1.32	(0.14)	—	(0.14)
Year Ended September 30, 2011	$8.39	0.15	(0.41)	(0.26)	(0.18)	—	(0.18)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2015	$10.39	0.07	(0.37)	(0.30)	(0.10)	—	(0.10)
Year Ended September 30, 2014	$9.35	0.12	1.06	1.18	(0.14)	—	(0.14)
Year Ended September 30, 2013	$8.47	0.11	0.89	1.00	(0.12)	—	(0.12)
Year Ended September 30, 2012	$7.20	0.10	1.27	1.37	(0.10)	—	(0.10)
Year Ended September 30, 2011	$7.69	0.10	(0.48)	(0.38)	(0.11)	—	(0.11)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.
**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.97	2.28%	$45,940	0.84%	2.19%	0.91%	16.80%
$10.98	4.55%	$48,426	0.91%	2.25%	0.91%	11.67%
$10.74	(2.63)%	$55,416	0.92%	2.23%	0.92%	22.38%
$11.36	6.25%	$65,544	0.92%	2.39%	1.00%	19.76%
$11.02	3.35%	$51,294	0.92%	2.67%	1.22%	15.15%

$11.14	2.11%	$16,802	0.86%	1.93%	0.93%	12.53%
$11.14	4.76%	$17,748	0.93%	2.02%	0.93%	15.51%
$10.85	(1.93)%	$21,569	0.94%	1.92%	0.94%	35.38%
$11.36	6.48%	$22,398	0.95%	2.16%	1.02%	26.49%
$10.97	3.11%	$16,338	0.96%	2.43%	1.26%	25.83%

$11.98	1.98%	$36,672	0.85%	2.08%	0.92%	16.01%
$12.06	4.39%	$41,130	0.91%	2.04%	0.91%	20.48%
$11.79	(2.60)%	$46,616	0.93%	1.98%	0.93%	40.00%
$12.45	5.68%	$50,835	0.93%	2.25%	1.01%	21.63%
$12.12	2.85%	$39,231	0.93%	2.64%	1.23%	15.33%

$10.14	2.19%	$35,279	0.85%	2.12%	0.92%	10.34%
$10.16	4.82%	$35,190	0.91%	2.14%	0.91%	21.09%
$9.90	(2.65)%	$37,266	0.93%	2.13%	0.93%	22.18%
$10.51	6.59%	$40,019	0.93%	2.60%	0.93%	26.70%
$10.16	3.22%	$32,791	0.94%	3.19%	0.94%	23.34%

$10.21	(1.40)%	$14,321	0.45%	2.45%	0.70%	126.46%
$10.59	8.81%	$15,589	0.45%	2.11%	0.70%	8.67%
$9.95	5.25%	$14,381	0.54%	2.18%	0.69%	60.51%
$9.68	13.10%	$13,704	0.69%	2.09%	0.77%	7.99%
$8.74	(0.55)%	$10,689	0.64%	2.34%	0.97%	8.36%

$10.31	(1.92)%	$34,047	0.40%	1.16%	0.65%	49.24%
$10.66	11.05%	$35,437	0.39%	1.64%	0.64%	5.70%
$9.77	8.95%	$30,638	0.51%	1.70%	0.66%	81.00%
$9.13	16.76%	$28,375	0.66%	1.65%	0.75%	17.65%
$7.95	(3.29)%	$25,227	0.58%	1.68%	0.91%	9.96%

$9.99	(2.93)%	$22,848	0.42%	0.69%	0.67%	58.40%
$10.39	12.65%	$23,709	0.41%	1.23%	0.66%	8.60%
$9.35	11.89%	$21,833	0.52%	1.24%	0.68%	96.94%
$8.47	19.14%	$18,827	0.68%	1.30%	0.76%	20.21%
$7.20	(5.10)%	$16,246	0.59%	1.26%	0.93%	9.06%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions

	Net Asset Value, Beginning of Year	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2015	$16.94	0.08		(0.67)	(0.59)	(0.09)	—	(0.09)
Year Ended September 30, 2014	$13.91	0.05		3.02	3.07	(0.04)	—	(0.04)
Year Ended September 30, 2013	$12.58	0.03		1.33	1.36	(0.03)	—	(0.03)
Year Ended September 30, 2012	$9.73	0.03		2.84	2.87	(0.02)	—	(0.02)
Year Ended September 30, 2011	$10.33	0.02		(0.60)	(0.58)	(0.02)	—	(0.02)
Sterling Capital Mid Value Fund
Year Ended September 30, 2015	$18.13	(0.09)		(0.12)	(0.21)	—	(1.17)	(1.17)
Year Ended September 30, 2014	$17.76	(0.10)		1.67	1.57	—	(1.20)	(1.20)
Year Ended September 30, 2013	$13.55	—	(c)	4.24	4.24	(0.03)	—	(0.03)
Year Ended September 30, 2012	$10.80	—	(c)	2.77	2.77	(0.02)	—	(0.02)
Year Ended September 30, 2011	$11.52	(0.06)		(0.66)	(0.72)	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2015	$13.88	0.06		0.14	0.20	(0.03)	(0.44)	(0.47)
Year Ended September 30, 2014	$14.89	(0.01)		0.93	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.80	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.15	2.09	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2015	$20.93	(0.21)		0.80	0.59	—	(1.20)	(1.20)
Year Ended September 30, 2014	$19.53	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.11	(0.08	)(d)	3.45	3.37	—	(0.95)	(0.95)
Year Ended September 30, 2012	$14.22	(0.12)		3.32	3.20	—	(0.31)	(0.31)
Year Ended September 30, 2011	$14.97	(0.18)		(0.47)	(0.65)	—	(0.10)	(0.10)
Sterling Capital Equity Income Fund
Year Ended September 30, 2015	$18.91	0.17		(1.07)	(0.90)	(0.17)	(0.51)	(0.68)
Year Ended September 30, 2014	$18.10	0.19		1.41	1.60	(0.16)	(0.63)	(0.79)
Year Ended September 30, 2013	$15.99	0.16		2.22	2.38	(0.11)	(0.16)	(0.27)
Year Ended September 30, 2012	$13.21	0.13		2.72	2.85	(0.07)	—	(0.07)
Year Ended September 30, 2011	$13.01	0.14		0.14 (e)	0.28	(0.08)	—	(0.08)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2015	$10.16	0.06		0.05	0.11	(0.12)	—	(0.12)
Year Ended September 30, 2014	$10.25	0.07		0.09	0.16	(0.25)	—	(0.25)
Year Ended September 30, 2013	$10.82	0.08		(0.43)	(0.35)	(0.22)	—	(0.22)
Year Ended September 30, 2012	$10.75	0.12		0.16	0.28	(0.21)	—	(0.21)
Year Ended September 30, 2011	$10.77	0.17		0.04	0.21	(0.23)	—	(0.23)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.59%.

(c)	Amount is less than $0.005.

(d)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)		Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets		Ratio of expenses to average net assets*	Portfolio turnover rate**

$16.26	(3.52)%		$537	1.81%	0.48%		1.91%	135.05%
$16.94	22.08%		$990	1.81%	0.33%		1.91%	113.75%
$13.91	10.83	%(b)	$1,261	1.84%	0.23%		1.94%	164.27%
$12.58	29.55%		$1,638	1.83%	0.24%		1.95%	68.75%
$9.73	(5.67)%		$1,922	1.83%	0.18%		1.97%	66.29%

$16.75	(1.45)%		$688	1.94%	(0.50)%		1.94%	30.61%
$18.13	9.09%		$1,311	1.93%	(0.53)%		1.93%	27.30%
$17.76	31.34%		$2,002	1.92%	(0.01)%		1.92%	34.03%
$13.55	25.72%		$1,996	1.93%	(0.01)%		1.95%	21.62%
$10.80	(6.25)%		$2,604	1.93%	(0.45)%		1.97%	38.30%

$13.61	1.34%		$203	2.00%	0.42%		2.00%	101.99%
$13.88	6.33%		$324	1.99%	(0.04)%		1.99%	68.50%
$14.89	27.74%		$425	2.04%	(0.41)%		2.04%	176.62%
$11.80	20.43%		$432	2.08%	(0.53)%		2.11%	32.86%
$10.69	(4.30)%		$571	2.08%	(1.15)%		2.19%	63.02%

$20.32	2.99%		$4,429	1.97%	(1.00)%		1.97%	26.98%
$20.93	20.78%		$7,704	1.96%	(0.86)%		1.96%	32.35%
$19.53	20.64%		$8,921	1.99%	(0.45	)%(d)	1.99%	53.76%
$17.11	22.76%		$12,466	2.04%	(0.77)%		2.04%	19.38%
$14.22	(4.43)%		$16,582	2.03%	(1.10)%		2.03%	31.51%

$17.33	(4.93)%		$3,883	1.96%	0.90%		1.96%	27.53%
$18.91	8.97%		$7,516	1.95%	1.02%		1.95%	16.13%
$18.10	15.13%		$10,335	1.95%	0.94%		1.95%	30.56%
$15.99	21.60%		$12,653	1.93%	0.85%		1.93%	21.30%
$13.21	2.13%		$12,314	1.93%	1.02%		1.93%	16.64%

$10.15	1.06%		$167	1.67%	0.55%		1.72%	62.02%
$10.16	1.56%		$264	1.68%	0.66%		1.68%	35.74%
$10.25	(3.30)%		$533	1.69%	0.77%		1.69%	66.16%
$10.82	2.64%		$896	1.72%	1.10%		1.76%	71.68%
$10.75	1.99%		$1,617	1.71%	1.58%		1.83%	83.62%

Sterling Capital Funds
Financial Highlights, Class B Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2015	$10.67	0.20	(0.06)	0.14	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.53	0.23	0.21	0.44	(0.29)	(0.01)	(0.30)
Year Ended September 30, 2013	$11.16	0.21	(0.46)	(0.25)	(0.30)	(0.08)	(0.38)
Year Ended September 30, 2012	$11.06	0.22	0.45	0.67	(0.30)	(0.27)	(0.57)
Year Ended September 30, 2011	$11.33	0.30	0.01	0.31	(0.37)	(0.21)	(0.58)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2015	$10.62	0.17	(0.40)	(0.23)	(0.16)	—	(0.16)
Year Ended September 30, 2014	$9.98	0.14	0.66	0.80	(0.16)	—	(0.16)
Year Ended September 30, 2013	$9.70	0.14	0.29	0.43	(0.15)	—	(0.15)
Year Ended September 30, 2012	$8.76	0.12	0.94	1.06	(0.12)	—	(0.12)
Year Ended September 30, 2011	$9.07	0.15	(0.25)	(0.10)	(0.21)	—	(0.21)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2015	$10.45	0.04	(0.32)	(0.28)	(0.06)	—	(0.06)
Year Ended September 30, 2014	$9.57	0.09	0.89	0.98	(0.10)	—	(0.10)
Year Ended September 30, 2013	$8.94	0.09	0.63	0.72	(0.09)	—	(0.09)
Year Ended September 30, 2012	$7.79	0.07	1.16	1.23	(0.08)	—	(0.08)
Year Ended September 30, 2011	$8.22	0.08	(0.40)	(0.32)	(0.11)	—	(0.11)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2015	$10.14	(0.01)	(0.36)	(0.37)	(0.04)	—	(0.04)
Year Ended September 30, 2014	$9.12	0.04	1.04	1.08	(0.06)	—	(0.06)
Year Ended September 30, 2013	$8.26	0.05	0.86	0.91	(0.05)	—	(0.05)
Year Ended September 30, 2012	$7.03	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$7.51	0.04	(0.46)	(0.42)	(0.06)	—	(0.06)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.54	1.26%	$930	1.48%	1.86%	1.58%	41.37%
$10.67	4.25%	$1,452	1.56%	2.16%	1.58%	75.21%
$10.53	(2.25)%	$1,943	1.57%	1.93%	1.59%	149.09%
$11.16	6.33%	$3,132	1.63%	1.97%	1.67%	110.82%
$11.06	2.91%	$3,776	1.70%	2.74%	1.82%	131.87%

$10.23	(2.17)%	$513	1.20%	1.58%	1.45%	126.46%
$10.62	8.07%	$807	1.20%	1.35%	1.45%	8.67%
$9.98	4.49%	$1,020	1.30%	1.41%	1.44%	60.51%
$9.70	12.16%	$1,397	1.44%	1.34%	1.44%	7.99%
$8.76	(1.24)%	$1,813	1.37%	1.61%	1.47%	8.36%

$10.11	(2.69)%	$896	1.15%	0.41%	1.40%	49.24%
$10.45	10.26%	$1,940	1.14%	0.85%	1.39%	5.70%
$9.57	8.14%	$3,264	1.28%	0.94%	1.41%	81.00%
$8.94	15.80%	$5,184	1.41%	0.87%	1.41%	17.65%
$7.79	(4.01)%	$6,560	1.31%	0.96%	1.41%	9.96%

$9.73	(3.63)%	$885	1.17%	(0.07)%	1.42%	58.40%
$10.14	11.84%	$1,863	1.16%	0.44%	1.41%	8.60%
$9.12	11.04%	$2,986	1.28%	0.53%	1.41%	96.94%
$8.26	18.19%	$4,346	1.43%	0.52%	1.43%	20.21%
$7.03	(5.68)%	$5,521	1.33%	0.52%	1.43%	9.06%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities				Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)		Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2015	$16.79	0.09		(0.67)	(0.58)	(0.12)	—	(0.12)
Year Ended September 30, 2014	$13.81	0.05		3.00	3.05	(0.07)	—	(0.07)
Year Ended September 30, 2013	$12.49	0.03		1.32	1.35	(0.03)	—	(0.03)
Year Ended September 30, 2012	$9.67	0.03		2.82	2.85	(0.03)	—	(0.03)
Year Ended September 30, 2011	$10.28	0.01		(0.59)	(0.58)	(0.03)	—	(0.03)
Sterling Capital Mid Value Fund
Year Ended September 30, 2015	$18.06	(0.08)		(0.13)	(0.21)	(0.01)	(1.17)	(1.18)
Year Ended September 30, 2014	$17.72	(0.07)		1.63	1.56	(0.02)	(1.20)	(1.22)
Year Ended September 30, 2013	$13.51	0.01		4.23	4.24	(0.03)	—	(0.03)
Year Ended September 30, 2012	$10.78	—	(e)	2.76	2.76	(0.03)	—	(0.03)
Year Ended September 30, 2011	$11.50	(0.05)		(0.67)	(0.72)	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2015	$13.87	0.06		0.15	0.21	(0.04)	(0.44)	(0.48)
Year Ended September 30, 2014	$14.88	—	(e)	0.92	0.92	(0.06)	(1.87)	(1.93)
Year Ended September 30, 2013	$11.79	(0.05)		3.29	3.24	—	(0.15)	(0.15)
Year Ended September 30, 2012	$10.69	(0.06)		2.14	2.08	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.17	(0.15)		(0.33)	(0.48)	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2015	$20.95	(0.20)		0.79	0.59	—	(1.20)	(1.20)
Year Ended September 30, 2014	$19.55	(0.17)		3.85	3.68	—	(2.28)	(2.28)
Year Ended September 30, 2013	$17.12	(0.08	)(f)	3.46	3.38	—	(0.95)	(0.95)
Year Ended September 30, 2012	$14.23	(0.12)		3.32	3.20	—	(0.31)	(0.31)
Year Ended September 30, 2011	$14.98	(0.18)		(0.47)	(0.65)	—	(0.10)	(0.10)
Sterling Capital Equity Income Fund
Year Ended September 30, 2015	$18.80	0.17		(1.06)	(0.89)	(0.19)	(0.51)	(0.70)
Year Ended September 30, 2014	$18.01	0.19		1.40	1.59	(0.17)	(0.63)	(0.80)
Year Ended September 30, 2013	$15.92	0.16		2.22	2.38	(0.13)	(0.16)	(0.29)
Year Ended September 30, 2012	$13.17	0.13		2.70	2.83	(0.08)	—	(0.08)
Year Ended September 30, 2011	$12.98	0.15		0.13 (g)	0.28	(0.09)	—	(0.09)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2015	$10.85	(0.26)		(1.53)	(1.79)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(i)	$10.00	(0.21)		1.06	0.85	—	—	—
Sterling Capital Behavioral International Equity Fund
November 28, 2014 to September 30, 2015(i)	$10.00	0.19		(0.99)	(0.80)	(0.02)	—	(0.02)
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2015	$9.07	0.04		(0.07)	(0.03)	(0.19)	—	(0.19)
Year Ended September 30, 2014	$9.24	0.06		(0.03)	0.03	(0.20)	—	(0.20)
Year Ended September 30, 2013	$9.47	0.09		(0.09)	—	(0.23)	—	(0.23)
February 1, 2012 to September 30, 2012(i)	$9.45	0.08		0.10	0.18	(0.16)	—	(0.16)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 10.72%.

(e)	Amount is less than $0.005.

(f)

Net investment loss per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (0.55)% per share.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.84% per share.

(i)	Period from commencement of operations.

(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 2.79% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (excludes sales charge) (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.09	(3.52)%		$805	1.81%		0.52%		1.91%	135.05%
$16.79	22.09%		$534	1.81%		0.34%		1.92%	113.75%
$13.81	10.88	%(d)	$199	1.84%		0.21%		1.94%	164.27%
$12.49	29.51%		$167	1.83%		0.22%		1.95%	68.75%
$9.67	(5.72)%		$176	1.84%		0.13%		1.99%	66.29%

$16.67	(1.43)%		$5,309	1.94%		(0.41)%		1.94%	30.61%
$18.06	9.12%		$4,661	1.94%		(0.40)%		1.94%	27.30%
$17.72	31.37%		$1,309	1.92%		0.04%		1.92%	34.03%
$13.51	25.67%		$538	1.94%		0.03%		1.95%	21.62%
$10.78	(6.26)%		$398	1.93%		(0.42)%		1.97%	38.30%

$13.60	1.37%		$330	2.00%		0.45%		2.00%	101.99%
$13.87	6.38%		$312	1.99%		(0.01)%		1.99%	68.50%
$14.88	27.77%		$216	2.03%		(0.38)%		2.03%	176.62%
$11.79	20.33%		$108	2.08%		(0.52)%		2.11%	32.86%
$10.69	(4.30)%		$81	2.09%		(1.13)%		2.19%	63.02%

$20.34	2.99%		$143,597	1.98%		(0.98)%		1.98%	26.98%
$20.95	20.76%		$120,469	1.96%		(0.86)%		1.96%	32.35%
$19.55	20.69%		$94,718	1.99%		(0.46	)%(f)	1.99%	53.76%
$17.12	22.75%		$82,536	2.04%		(0.75)%		2.04%	19.38%
$14.23	(4.43)%		$71,564	2.03%		(1.10)%		2.03%	31.51%

$17.21	(4.92)%		$279,355	1.97%		0.91%		1.97%	27.53%
$18.80	8.98%		$315,948	1.95%		1.04%		1.95%	16.13%
$18.01	15.17%		$280,841	1.95%		0.93%		1.95%	30.56%
$15.92	21.54%		$194,345	1.94%		0.86%		1.94%	21.30%
$13.17	2.13%		$104,208	1.93%		1.05%		1.93%	16.64%

$8.76	(16.80)%		$402	3.93	%(h)	(2.67)%		3.93%	265.99%
$10.85	8.50%		$330	4.15	%(j)	(2.37)%		4.15%	193.58%

$9.18	(8.03%)		$28	2.03%		2.26%		2.19%	133.50%

$8.85	(0.29%)		$2,415	1.55%		0.39%		1.57%	55.74%
$9.07	0.37%		$1,906	1.53%		0.69%		1.56%	56.10%
$9.24	(0.03)%		$556	1.52%		1.02%		1.56%	56.09%
$9.47	1.90%		$216	1.57%		1.22%		1.57%	85.13%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital		Total Distributions
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2015	$10.18	0.06	0.05	0.11	(0.12)	—	—		(0.12)
Year Ended September 30, 2014	$10.27	0.07	0.09	0.16	(0.25)	—	—		(0.25)
Year Ended September 30, 2013	$10.84	0.08	(0.43)	(0.35)	(0.22)	—	—		(0.22)
Year Ended September 30, 2012	$10.77	0.11	0.17	0.28	(0.21)	—	—		(0.21)
Year Ended September 30, 2011	$10.79	0.16	0.05	0.21	(0.23)	—	—		(0.23)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2015	$10.68	0.20	(0.06)	0.14	(0.27)	—	—		(0.27)
Year Ended September 30, 2014	$10.54	0.23	0.21	0.44	(0.29)	(0.01)	—		(0.30)
Year Ended September 30, 2013	$11.17	0.21	(0.46)	(0.25)	(0.30)	(0.08)	—		(0.38)
Year Ended September 30, 2012	$11.07	0.21	0.46	0.67	(0.30)	(0.27)	—		(0.57)
Year Ended September 30, 2011	$11.34	0.30	0.01	0.31	(0.37)	(0.21)	—		(0.58)
Sterling Capital Corporate Fund
Year Ended September 30, 2015	$10.24	0.22	(0.14)	0.08	(0.22)	(0.01)	—	(d)	(0.23)
Year Ended September 30, 2014	$10.15	0.24	0.18	0.42	(0.23)	(0.10)	—		(0.33)
February 1, 2013 to September 30, 2013(e)	$10.53	0.18	(0.39)	(0.21)	(0.17)	—	—		(0.17)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2015	$9.89	0.13	0.13	0.26	(0.18)	—	—		(0.18)
Year Ended September 30, 2014	$9.84	0.16	0.11	0.27	(0.22)	—	—		(0.22)
February 1, 2013 to September 30, 2013(e)	$10.16	0.08	(0.23)	(0.15)	(0.17)	—	—		(0.17)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.86	0.17	(0.05)	0.12	(0.17)	(0.18)	—		(0.35)
Year Ended September 30, 2014	$10.67	0.19	0.18	0.37	(0.18)	—	—		(0.18)
Year Ended September 30, 2013	$11.16	0.16	(0.43)	(0.27)	(0.16)	(0.06)	—		(0.22)
February 1, 2012 to September 30, 2012(e)	$11.08	0.11	0.09	0.20	(0.12)	—	—		(0.12)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.24	0.12	— (d)	0.12	(0.12)	(0.06)	—		(0.18)
Year Ended September 30, 2014	$10.96	0.11	0.28	0.39	(0.11)	—	—		(0.11)
Year Ended September 30, 2013	$11.56	0.11	(0.45)	(0.34)	(0.11)	(0.15)	—		(0.26)
February 1, 2012 to September 30, 2012(e)	$11.47	0.09	0.09	0.18	(0.09)	—	—		(0.09)
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.98	0.16	— (d)	0.16	(0.16)	(0.02)	—		(0.18)
Year Ended September 30, 2014	$10.74	0.16	0.24	0.40	(0.16)	—	—		(0.16)
Year Ended September 30, 2013	$11.35	0.16	(0.53)	(0.37)	(0.16)	(0.08)	—		(0.24)
February 1, 2012 to September 30, 2012(e)	$11.25	0.11	0.11	0.22	(0.12)	—	—		(0.12)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Amount is less than $0.005.

(e)	Period from commencement of operations.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$10.17	1.06%	$777	1.67%	0.56%	1.73%	62.02%
$10.18	1.56%	$823	1.68%	0.66%	1.68%	35.74%
$10.27	(3.29)%	$1,080	1.68%	0.74%	1.68%	66.16%
$10.84	2.64%	$1,097	1.72%	1.06%	1.75%	71.68%
$10.77	1.99%	$658	1.71%	1.54%	1.83%	83.62%

$10.55	1.28%	$6,362	1.48%	1.87%	1.58%	41.37%
$10.68	4.24%	$5,578	1.56%	2.15%	1.58%	75.21%
$10.54	(2.24)%	$5,362	1.57%	1.92%	1.59%	149.09%
$11.17	6.32%	$5,845	1.63%	1.90%	1.66%	110.82%
$11.07	2.91%	$4,224	1.70%	2.68%	1.82%	131.87%

$10.09	0.75%	$9	1.63%	2.12%	1.63%	33.94%
$10.24	4.25%	$9	1.59%	2.31%	1.59%	105.03%
$10.15	(2.02)%	$15	1.59%	2.58%	1.59%	99.48%

$9.97	2.62%	$39	1.59%	1.30%	1.63%	19.85%
$9.89	2.72%	$38	1.58%	1.59%	1.62%	98.34%
$9.84	(1.49)%	$3	1.64%	1.17%	1.64%	193.21%

$10.63	1.13%	$20	1.71%	1.62%	1.79%	17.34%
$10.86	3.53%	$19	1.71%	1.72%	1.71%	11.13%
$10.67	(2.47)%	$67	1.71%	1.48%	1.71%	22.05%
$11.16	1.82%	$209	1.71%	1.45%	1.71%	16.52%

$11.18	1.04%	$741	1.65%	1.07%	1.71%	18.38%
$11.24	3.58%	$747	1.69%	0.99%	1.69%	19.90%
$10.96	(3.04)%	$1,206	1.70%	0.95%	1.70%	70.60%
$11.56	1.57%	$1,321	1.71%	1.12%	1.71%	34.94%

$10.96	1.43%	$3,350	1.59%	1.44%	1.66%	16.80%
$10.98	3.77%	$2,864	1.66%	1.52%	1.66%	11.67%
$10.74	(3.27)%	$4,776	1.67%	1.48%	1.67%	22.38%
$11.35	1.93%	$3,251	1.67%	1.49%	1.67%	19.76%

Sterling Capital Funds
Financial Highlights, Class C Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.14	0.13	0.02	0.15	(0.13)	(0.02)	(0.15)
Year Ended September 30, 2014	$10.85	0.14	0.29	0.43	(0.14)	—	(0.14)
Year Ended September 30, 2013	$11.36	0.13	(0.43)	(0.30)	(0.13)	(0.08)	(0.21)
February 1, 2012 to September 30, 2012(d)	$11.25	0.10	0.11	0.21	(0.10)	—	(0.10)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$12.06	0.16	(0.01)	0.15	(0.16)	(0.07)	(0.23)
Year Ended September 30, 2014	$11.79	0.15	0.27	0.42	(0.15)	—	(0.15)
Year Ended September 30, 2013	$12.44	0.15	(0.55)	(0.40)	(0.15)	(0.10)	(0.25)
February 1, 2012 to September 30, 2012(d)	$12.37	0.11	0.07	0.18	(0.11)	—	(0.11)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.16	0.14	0.01	0.15	(0.14)	(0.03)	(0.17)
Year Ended September 30, 2014	$ 9.91	0.14	0.25	0.39	(0.14)	—	(0.14)
Year Ended September 30, 2013	$10.51	0.14	(0.48)	(0.34)	(0.14)	(0.12)	(0.26)
February 1, 2012 to September 30, 2012(d)	$10.38	0.11	0.14	0.25	(0.12)	—	(0.12)
Sterling Capital Diversified Income Fund(e)
Year Ended September 30, 2015	$10.53	0.22	(0.44)	(0.22)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$ 9.90	0.14	0.66	0.80	(0.17)	—	(0.17)
Year Ended September 30, 2013	$ 9.64	0.14	0.28	0.42	(0.16)	—	(0.16)
Year Ended September 30, 2012	$ 8.71	0.12	0.94	1.06	(0.13)	—	(0.13)
Year Ended September 30, 2011	$ 9.03	0.15	(0.26)	(0.11)	(0.21)	—	(0.21)
Sterling Capital Strategic Allocation Balanced Fund(e)
Year Ended September 30, 2015	$10.47	0.04	(0.31)	(0.27)	(0.07)	—	(0.07)
Year Ended September 30, 2014	$ 9.60	0.09	0.89	0.98	(0.11)	—	(0.11)
Year Ended September 30, 2013	$ 8.98	0.09	0.63	0.72	(0.10)	—	(0.10)
Year Ended September 30, 2012	$ 7.82	0.08	1.16	1.24	(0.08)	—	(0.08)
Year Ended September 30, 2011	$ 8.26	0.08	(0.40)	(0.32)	(0.12)	—	(0.12)
Sterling Capital Strategic Allocation Growth Fund(e)
Year Ended September 30, 2015	$10.09	(0.01)	(0.35)	(0.36)	(0.05)	—	(0.05)
Year Ended September 30, 2014	$ 9.09	0.05	1.02	1.07	(0.07)	—	(0.07)
Year Ended September 30, 2013	$ 8.24	0.04	0.87	0.91	(0.06)	—	(0.06)
Year Ended September 30, 2012	$ 7.01	0.04	1.24	1.28	(0.05)	—	(0.05)
Year Ended September 30, 2011	$ 7.50	0.04	(0.46)	(0.42)	(0.07)	—	(0.07)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (excludes sales charge) (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$11.14	1.35%	$1,517	1.61%	1.18%	1.68%	12.53%
$11.14	3.97%	$1,465	1.67%	1.26%	1.67%	15.51%
$10.85	(2.67)%	$ 899	1.69%	1.14%	1.69%	35.38%
$11.36	1.86%	$ 507	1.69%	1.29%	1.69%	26.49%

$11.98	1.22%	$1,245	1.60%	1.32%	1.67%	16.01%
$12.06	3.61%	$1,490	1.66%	1.30%	1.66%	20.48%
$11.79	(3.25)%	$2,687	1.68%	1.22%	1.68%	40.00%
$12.44	1.48%	$2,884	1.68%	1.36%	1.68%	21.63%

$10.14	1.42%	$ 409	1.61%	1.36%	1.67%	10.34%
$10.16	3.93%	$ 457	1.66%	1.39%	1.66%	21.09%
$ 9.91	(3.28)%	$ 764	1.68%	1.38%	1.68%	22.18%
$10.51	2.41%	$ 729	1.64%	1.63%	1.64%	26.70%

$10.13	(2.14)%	$ 795	1.20%	2.04%	1.45%	126.46%
$10.53	8.07%	$ 291	1.20%	1.35%	1.45%	8.67%
$ 9.90	4.40%	$ 241	1.28%	1.42%	1.44%	60.51%
$ 9.64	12.23%	$ 207	1.44%	1.33%	1.44%	7.99%
$ 8.71	(1.30)%	$ 152	1.39%	1.57%	1.47%	8.36%

$10.13	(2.60)%	$ 751	1.15%	0.42%	1.40%	49.24%
$10.47	10.24%	$ 757	1.14%	0.88%	1.40%	5.70%
$ 9.60	8.10%	$ 570	1.25%	0.94%	1.41%	81.00%
$ 8.98	15.88%	$ 420	1.41%	0.91%	1.41%	17.65%
$ 7.82	(3.97)%	$ 367	1.35%	0.93%	1.42%	9.96%

$ 9.68	(3.62)%	$ 491	1.17%	(0.06)%	1.42%	58.40%
$10.09	11.75%	$ 506	1.16%	0.48%	1.41%	8.60%
$ 9.09	11.07%	$ 452	1.27%	0.50%	1.43%	96.94%
$ 8.24	18.29%	$ 294	1.43%	0.55%	1.43%	20.21%
$ 7.01	(5.78)%	$ 226	1.36%	0.50%	1.43%	9.06%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income (loss)(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Behavioral Large Cap Value Equity Fund
Year Ended September 30, 2015	$17.33	0.27	(0.70)	(0.43)	(0.28)	—	(0.28)
Year Ended September 30, 2014	$14.23	0.22	3.08	3.30	(0.20)	—	(0.20)
Year Ended September 30, 2013	$12.87	0.16	1.36	1.52	(0.16)	—	(0.16)
Year Ended September 30, 2012	$ 9.95	0.14	2.92	3.06	(0.14)	—	(0.14)
Year Ended September 30, 2011	$10.57	0.14	(0.62)	(0.48)	(0.14)	—	(0.14)
Sterling Capital Mid Value Fund
Year Ended September 30, 2015	$19.50	0.11	(0.14)	(0.03)	(0.16)	(1.17)	(1.33)
Year Ended September 30, 2014	$18.91	0.10	1.77	1.87	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.37	0.17	4.50	4.67	(0.13)	—	(0.13)
Year Ended September 30, 2012	$11.43	0.14	2.94	3.08	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.14	0.08	(0.71)	(0.63)	(0.08)	—	(0.08)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2015	$14.47	0.22	0.15	0.37	(0.26)	(0.44)	(0.70)
Year Ended September 30, 2014	$15.34	0.15	0.94	1.09	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.08	0.08	3.39	3.47	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.82	0.06	2.18	2.24	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.19	(0.02)	(0.35)	(0.37)	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2015	$24.06	— (e)	0.92	0.92	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.96	0.03	4.39	4.42	(0.04)	(2.28)	(2.32)
Year Ended September 30, 2013	$18.99	0.11 (f)	3.87	3.98	(0.06)	(0.95)	(1.01)
Year Ended September 30, 2012	$15.60	0.04	3.66	3.70	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.25	(0.02)	(0.53)	(0.55)	—	(0.10)	(0.10)
Sterling Capital Equity Income Fund
Year Ended September 30, 2015	$18.98	0.36	(1.07)	(0.71)	(0.37)	(0.51)	(0.88)
Year Ended September 30, 2014	$18.18	0.38	1.41	1.79	(0.36)	(0.63)	(0.99)
Year Ended September 30, 2013	$16.06	0.33	2.25	2.58	(0.30)	(0.16)	(0.46)
Year Ended September 30, 2012	$13.27	0.28	2.74	3.02	(0.23)	—	(0.23)
Year Ended September 30, 2011	$13.07	0.29	0.14 (g)	0.43	(0.23)	—	(0.23)
Sterling Capital Long/Short Equity Fund
Year Ended September 30, 2015	$10.93	(0.17)	(1.55)	(1.72)	—	(0.30)	(0.30)
December 13, 2013 to September 30, 2014(i)	$10.00	(0.11)	1.04	0.93	—	—	—
Sterling Capital Behavioral International Equity Fund
November 28, 2014 to September 30, 2015(i)	$10.00	0.24	(0.97)	(0.73)	(0.03)	—	(0.03)
Sterling Capital Ultra Short Bond Fund
Year Ended September 30, 2015	$ 9.94	0.07	(0.03)	0.04	(0.12)	—	(0.12)
Year Ended September 30, 2014	$ 9.98	0.08	(0.03)	0.05	(0.09)	—	(0.09)
November 30, 2012 to September 30, 2013(i)	$10.00	0.05	(0.01)	0.04	(0.06)	—	(0.06)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Includes proceeds received from a settlement of litigation, which impacted the Fund’s total return. Not including these proceeds, the Fund’s total return would have been 11.78%.

(e)	Amount is less than $0.005.

(f)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been 0.45% per share.

(g)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(h)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.83% per share.

(i)	Period from commencement of operations.

(j)	Net expense ratio excluding dividend expense and service fee on securities sold short would have been 1.77% per share.

See accompanying Notes to the Financial Statements.

			Ratios/Supplementary Data
Net Asset Value, End of Period	Total Return (b)		Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)		Ratio of net investment income (loss) to average net assets (c)		Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$16.62	(2.55)%		$221,481	0.81%		1.50%		0.91%	135.05%
$17.33	23.29%		$234,809	0.81%		1.34%		0.91%	113.75%
$14.23	11.94	%(d)	$194,921	0.84%		1.23%		0.94%	164.27%
$12.87	30.89%		$189,252	0.83%		1.22%		0.95%	68.75%
$9.95	(4.74)%		$156,832	0.83%		1.18%		0.98%	66.29%

$18.14	(0.43)%		$588,537	0.94%		0.55%		0.94%	30.61%
$19.50	10.17%		$696,468	0.93%		0.53%		0.93%	27.30%
$18.91	32.65%		$548,624	0.92%		1.03%		0.92%	34.03%
$14.37	27.00%		$340,577	0.93%		1.02%		0.95%	21.62%
$11.43	(5.29)%		$299,032	0.93%		0.58%		0.97%	38.30%

$14.14	2.42%		$111,757	1.00%		1.44%		1.00%	101.99%
$14.47	7.40%		$121,011	0.99%		0.99%		0.99%	68.50%
$15.34	29.03%		$101,999	1.04%		0.61%		1.04%	176.62%
$12.08	21.65%		$71,711	1.08%		0.47%		1.11%	32.86%
$10.82	(3.31)%		$64,962	1.08%		(0.14)%		1.19%	63.02%

$23.78	4.02%		$491,982	0.97%		0.01%		0.97%	26.98%
$24.06	22.00%		$574,783	0.96%		0.14%		0.96%	32.35%
$21.96	21.90%		$452,155	0.99%		0.53	%(f)	0.99%	53.76%
$18.99	23.97%		$386,543	1.04%		0.25%		1.04%	19.38%
$15.60	(3.46)%		$330,913	1.04%		(0.09)%		1.04%	31.51%

$17.39	(3.90)%		$807,729	0.97%		1.91%		0.97%	27.53%
$18.98	10.01%		$1,038,013	0.95%		2.03%		0.95%	16.13%
$18.18	16.33%		$936,400	0.95%		1.92%		0.95%	30.56%
$16.06	22.80%		$635,360	0.94%		1.86%		0.94%	21.30%
$13.27	3.17%		$392,660	0.93%		2.06%		0.93%	16.64%

$8.91	(15.92)%		$102,208	2.94	%(h)	(1.66)%		2.94%	265.99%
$10.93	9.30%		$105,053	3.10	%(j)	(1.23)%		3.10%	193.58%

$9.24	(7.36)%		$18,592	1.03%		2.82%		1.18%	133.50%

$9.86	0.40%		$35,384	0.53%		0.66%		0.55%	66.19%
$9.94	0.46%		$47,197	0.48%		0.76%		0.48%	79.98%
$9.98	0.35%		$40,625	0.48%		0.65%		0.48%	55.18%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Period	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Return of capital	Total Distributions
Sterling Capital Short Duration Bond Fund
Year Ended September 30, 2015	$9.07	0.13	(0.06)	0.07	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.24	0.16	(0.03)	0.13	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$9.47	0.19	(0.10)	0.09	(0.32)	—	—	(0.32)
Year Ended September 30, 2012	$9.36	0.22	0.24	0.46	(0.35)	—	—	(0.35)
Year Ended September 30, 2011	$9.68	0.20	(0.19)	0.01	(0.33)	—	—	(0.33)
Sterling Capital Intermediate U.S. Government Fund
Year Ended September 30, 2015	$10.21	0.16	0.04	0.20	(0.22)	—	—	(0.22)
Year Ended September 30, 2014	$10.30	0.17	0.09	0.26	(0.35)	—	—	(0.35)
Year Ended September 30, 2013	$10.87	0.19	(0.44)	(0.25)	(0.32)	—	—	(0.32)
Year Ended September 30, 2012	$10.80	0.23	0.16	0.39	(0.32)	—	—	(0.32)
Year Ended September 30, 2011	$10.82	0.27	0.05	0.32	(0.34)	—	—	(0.34)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2015	$10.67	0.31	(0.07)	0.24	(0.37)	—	—	(0.37)
Year Ended September 30, 2014	$10.53	0.34	0.21	0.55	(0.40)	(0.01)	—	(0.41)
Year Ended September 30, 2013	$11.16	0.32	(0.46)	(0.14)	(0.41)	(0.08)	—	(0.49)
Year Ended September 30, 2012	$11.06	0.32	0.46	0.78	(0.41)	(0.27)	—	(0.68)
Year Ended September 30, 2011	$11.33	0.41	0.01	0.42	(0.48)	(0.21)	—	(0.69)
Sterling Capital Corporate Fund
Year Ended September 30, 2015	$10.25	0.32	(0.14)	0.18	(0.31)	(0.01)	(0.01)	(0.33)
Year Ended September 30, 2014	$10.15	0.34	0.20	0.54	(0.34)	(0.10)	—	(0.44)
Year Ended September 30, 2013	$10.70	0.37	(0.44)	(0.07)	(0.37)	(0.11)	—	(0.48)
Year Ended September 30, 2012	$9.94	0.36	0.77	1.13	(0.36)	(0.01)	—	(0.37)
June 30, 2011 to September 30, 2011(d)	$10.00	0.08	(0.07)	0.01	(0.07)	—	—	(0.07)
Sterling Capital Securitized Opportunities Fund
Year Ended September 30, 2015	$9.91	0.23	0.12	0.35	(0.28)	—	—	(0.28)
Year Ended September 30, 2014	$9.85	0.25	0.11	0.36	(0.30)	—	—	(0.30)
Year Ended September 30, 2013	$10.29	0.24	(0.34)	(0.10)	(0.34)	—	—	(0.34)
Year Ended September 30, 2012	$10.11	0.26	0.30	0.56	(0.37)	(0.01)	—	(0.38)
June 30, 2011 to September 30, 2011(d)	$10.00	0.06	0.12	0.18	(0.07)	—	—	(0.07)
Sterling Capital Kentucky Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.84	0.28	(0.05)	0.23	(0.28)	(0.18)	—	(0.46)
Year Ended September 30, 2014	$10.65	0.29	0.19	0.48	(0.29)	—	—	(0.29)
Year Ended September 30, 2013	$11.15	0.27	(0.44)	(0.17)	(0.27)	(0.06)	—	(0.33)
Year Ended September 30, 2012	$10.79	0.29	0.39	0.68	(0.29)	(0.03)	—	(0.32)
Year Ended September 30, 2011	$10.81	0.32	0.03 (e)	0.35	(0.32)	(0.05)	—	(0.37)
Sterling Capital Maryland Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.25	0.23	— (f)	0.23	(0.23)	(0.06)	—	(0.29)
Year Ended September 30, 2014	$10.97	0.22	0.28	0.50	(0.22)	—	—	(0.22)
Year Ended September 30, 2013	$11.58	0.22	(0.46)	(0.24)	(0.22)	(0.15)	—	(0.37)
Year Ended September 30, 2012	$11.25	0.26	0.41	0.67	(0.26)	(0.08)	—	(0.34)
Year Ended September 30, 2011	$11.22	0.31	0.06	0.37	(0.30)	(0.04)	—	(0.34)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Not annualized for periods less than one year.

(c)	Annualized for periods less than one year.

(d)	Period from commencement of operations.

(e)

The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

(f)	Amount is less than $0.005.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data

Net Asset Value, End of Period	Total Return (b)	Net Assets, End of Period (000)	Ratio of net expenses to average net assets (c)	Ratio of net investment income to average net assets (c)	Ratio of expenses to average net assets*(c)	Portfolio turnover rate**(b)

$ 8.86	0.82%	$ 78,390	0.55%	1.41%	0.57%	55.74%
$ 9.07	1.38%	$ 81,206	0.52%	1.72%	0.55%	56.10%
$ 9.24	0.98%	$ 62,115	0.52%	2.08%	0.56%	56.09%
$ 9.47	4.94%	$ 47,235	0.56%	2.30%	0.58%	85.13%
$ 9.36	0.05%	$ 55,680	0.60%	2.07%	0.70%	120.09%

$10.19	1.98%	$ 21,648	0.67%	1.56%	0.73%	62.02%
$10.21	2.58%	$ 23,119	0.68%	1.66%	0.68%	35.74%
$10.30	(2.30)%	$ 46,686	0.68%	1.76%	0.68%	66.16%
$10.87	3.67%	$ 77,460	0.72%	2.12%	0.77%	71.68%
$10.80	3.02%	$155,814	0.71%	2.55%	0.83%	83.62%

$10.54	2.29%	$612,927	0.48%	2.88%	0.58%	41.37%
$10.67	5.29%	$433,198	0.56%	3.15%	0.58%	75.21%
$10.53	(1.26)%	$436,641	0.57%	2.93%	0.59%	149.09%
$11.16	7.39%	$514,368	0.62%	2.90%	0.66%	110.82%
$11.06	3.94%	$383,070	0.70%	3.73%	0.82%	131.87%

$10.10	1.76%	$ 63,992	0.63%	3.12%	0.63%	33.94%
$10.25	5.42%	$ 50,353	0.60%	3.30%	0.60%	105.03%
$10.15	(0.65)%	$ 85,609	0.51%	3.54%	0.59%	99.48%
$10.70	11.54%	$ 92,946	0.34%	3.52%	0.59%	73.74%
$ 9.94	0.12%	$ 46,328	0.30%	3.27%	0.58%	6.86%

$ 9.98	3.54%	$ 46,249	0.59%	2.28%	0.63%	19.85%
$ 9.91	3.75%	$ 36,624	0.61%	2.50%	0.63%	98.34%
$ 9.85	(0.97)%	$ 58,503	0.51%	2.33%	0.62%	193.21%
$10.29	5.61%	$ 88,523	0.34%	2.54%	0.59%	113.69%
$10.11	1.84%	$ 33,905	0.34%	2.50%	0.64%	26.17%

$10.61	2.15%	$ 9,533	0.70%	2.62%	0.79%	17.34%
$10.84	4.57%	$ 10,532	0.72%	2.72%	0.72%	11.13%
$10.65	(1.59)%	$ 11,859	0.71%	2.47%	0.71%	22.05%
$11.15	6.39%	$ 14,546	0.70%	2.68%	0.72%	16.52%
$10.79	3.34%	$ 13,757	0.68%	3.01%	0.79%	15.73%

$11.19	2.05%	$ 28,968	0.65%	2.07%	0.71%	18.38%
$11.25	4.61%	$ 30,519	0.69%	1.99%	0.69%	19.90%
$10.97	(2.14)%	$ 34,574	0.70%	1.94%	0.70%	70.60%
$11.58	6.05%	$ 33,974	0.70%	2.31%	0.72%	34.94%
$11.25	3.44%	$ 25,174	0.67%	2.77%	0.78%	21.89%

Sterling Capital Funds
Financial Highlights, Institutional Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions

	Net Asset Value, Beginning of Year	Net investment income(a)	Net realized/ unrealized gains (losses) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital North Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.98	0.27	0.01	0.28	(0.27)	(0.02)	(0.29)
Year Ended September 30, 2014	$10.74	0.27	0.24	0.51	(0.27)	—	(0.27)
Year Ended September 30, 2013	$11.36	0.28	(0.54)	(0.26)	(0.28)	(0.08)	(0.36)
Year Ended September 30, 2012	$11.02	0.30	0.40	0.70	(0.29)	(0.07)	(0.36)
Year Ended September 30, 2011	$11.01	0.31	0.07	0.38	(0.31)	(0.06)	(0.37)
Sterling Capital South Carolina Intermediate Tax-Free Fund
Year Ended September 30, 2015	$11.07	0.24	0.01	0.25	(0.24)	(0.02)	(0.26)
Year Ended September 30, 2014	$10.78	0.25	0.29	0.54	(0.25)	—	(0.25)
Year Ended September 30, 2013	$11.28	0.24	(0.42)	(0.18)	(0.24)	(0.08)	(0.32)
Year Ended September 30, 2012	$10.90	0.27	0.45	0.72	(0.27)	(0.07)	(0.34)
Year Ended September 30, 2011	$10.86	0.29	0.06	0.35	(0.28)	(0.03)	(0.31)
Sterling Capital Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$12.06	0.28	(0.01)	0.27	(0.28)	(0.07)	(0.35)
Year Ended September 30, 2014	$11.79	0.27	0.27	0.54	(0.27)	—	(0.27)
Year Ended September 30, 2013	$12.44	0.27	(0.55)	(0.28)	(0.27)	(0.10)	(0.37)
Year Ended September 30, 2012	$12.12	0.31	0.39	0.70	(0.31)	(0.07)	(0.38)
Year Ended September 30, 2011	$12.14	0.34	0.02	0.36	(0.34)	(0.04)	(0.38)
Sterling Capital West Virginia Intermediate Tax-Free Fund
Year Ended September 30, 2015	$10.17	0.24	0.01	0.25	(0.24)	(0.03)	(0.27)
Year Ended September 30, 2014	$ 9.92	0.24	0.25	0.49	(0.24)	—	(0.24)
Year Ended September 30, 2013	$10.52	0.24	(0.48)	(0.24)	(0.24)	(0.12)	(0.36)
Year Ended September 30, 2012	$10.17	0.29	0.39	0.68	(0.29)	(0.04)	(0.33)
Year Ended September 30, 2011	$10.18	0.34	—	0.34	(0.34)	(0.01)	(0.35)
Sterling Capital Diversified Income Fund(b)
Year Ended September 30, 2015	$10.71	0.46	(0.58)	(0.12)	(0.27)	—	(0.27)
Year Ended September 30, 2014	$10.05	0.24	0.68	0.92	(0.26)	—	(0.26)
Year Ended September 30, 2013	$ 9.79	0.24	0.28	0.52	(0.26)	—	(0.26)
Year Ended September 30, 2012	$ 8.83	0.22	0.96	1.18	(0.22)	—	(0.22)
Year Ended September 30, 2011	$ 9.15	0.25	(0.27)	(0.02)	(0.30)	—	(0.30)
Sterling Capital Strategic Allocation Balanced Fund(b)
Year Ended September 30, 2015	$10.73	0.16	(0.32)	(0.16)	(0.18)	—	(0.18)
Year Ended September 30, 2014	$ 9.83	0.19	0.92	1.11	(0.21)	—	(0.21)
Year Ended September 30, 2013	$ 9.18	0.18	0.66	0.84	(0.19)	—	(0.19)
Year Ended September 30, 2012	$ 8.00	0.17	1.18	1.35	(0.17)	—	(0.17)
Year Ended September 30, 2011	$ 8.44	0.19	(0.43)	(0.24)	(0.20)	—	(0.20)
Sterling Capital Strategic Allocation Growth Fund(b)
Year Ended September 30, 2015	$10.41	0.11	(0.38)	(0.27)	(0.13)	—	(0.13)
Year Ended September 30, 2014	$ 9.37	0.15	1.05	1.20	(0.16)	—	(0.16)
Year Ended September 30, 2013	$ 8.48	0.13	0.90	1.03	(0.14)	—	(0.14)
Year Ended September 30, 2012	$ 7.21	0.12	1.27	1.39	(0.12)	—	(0.12)
Year Ended September 30, 2011	$ 7.70	0.13	(0.49)	(0.36)	(0.13)	—	(0.13)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income has been calculated using the average daily shares method.

(b)	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$10.97	2.53%	$147,048	0.59%	2.44%	0.66%	16.80%
$10.98	4.81%	$151,267	0.66%	2.50%	0.66%	11.67%
$10.74	(2.38)%	$159,039	0.67%	2.49%	0.67%	22.38%
$11.36	6.51%	$190,055	0.67%	2.64%	0.67%	19.76%
$11.02	3.60%	$161,486	0.67%	2.92%	0.72%	15.15%

$11.06	2.27%	$ 58,132	0.61%	2.17%	0.68%	12.53%
$11.07	5.03%	$ 49,157	0.68%	2.27%	0.68%	15.51%
$10.78	(1.62)%	$ 49,340	0.69%	2.17%	0.69%	35.38%
$11.28	6.68%	$ 52,526	0.70%	2.41%	0.70%	26.49%
$10.90	3.37%	$ 39,863	0.71%	2.68%	0.76%	25.83%

$11.98	2.24%	$ 78,506	0.60%	2.33%	0.67%	16.01%
$12.06	4.65%	$ 79,895	0.66%	2.29%	0.66%	20.48%
$11.79	(2.28)%	$ 81,703	0.68%	2.23%	0.68%	40.00%
$12.44	5.87%	$ 91,770	0.68%	2.50%	0.68%	21.63%
$12.12	3.11%	$ 78,535	0.68%	2.90%	0.73%	15.33%

$10.15	2.44%	$ 66,716	0.60%	2.37%	0.67%	10.34%
$10.17	4.98%	$ 70,273	0.66%	2.39%	0.66%	21.09%
$ 9.92	(2.30)%	$ 68,936	0.68%	2.38%	0.68%	22.18%
$10.52	6.85%	$ 85,125	0.68%	2.85%	0.68%	26.70%
$10.17	3.48%	$ 72,451	0.69%	3.44%	0.69%	23.34%

$10.32	(1.23)%	$ 27,896	0.20%	4.29%	0.45%	126.46%
$10.71	9.19%	$ 2,300	0.20%	2.32%	0.45%	8.67%
$10.05	5.35%	$ 3,153	0.29%	2.42%	0.44%	60.51%
$ 9.79	13.47%	$ 3,346	0.44%	2.33%	0.44%	7.99%
$ 8.83	(0.31)%	$ 3,954	0.37%	2.61%	0.47%	8.36%

$10.39	(1.57)%	$ 106	0.15%	1.43%	0.40%	49.24%
$10.73	11.36%	$ 244	0.14%	1.87%	0.39%	5.70%
$ 9.83	9.28%	$ 321	0.26%	1.85%	0.39%	81.00%
$ 9.18	16.94%	$ 474	0.42%	1.98%	0.42%	17.65%
$ 8.00	(3.02)%	$ 475	0.29%	2.13%	0.41%	9.96%

$10.01	(2.67)%	$ 1,516	0.17%	1.00%	0.42%	58.40%
$10.41	12.89%	$ 872	0.16%	1.46%	0.41%	8.60%
$ 9.37	12.27%	$ 1,007	0.28%	1.46%	0.42%	96.94%
$ 8.48	19.40%	$ 936	0.43%	1.54%	0.43%	20.21%
$ 7.21	(4.86)%	$ 1,127	0.32%	1.62%	0.43%	9.06%

Sterling Capital Funds
Financial Highlights, Class R Shares

The financial highlights table is intended to help you understand the Funds’ financial performance for the past 5 years or, if shorter, the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net investment income (loss)(a)	Net realized/ unrealized gains (loss) on investments	Total from Investment Activities	Net investment income	Net realized gains on investments	Total Distributions
Sterling Capital Mid Value Fund
Year Ended September 30, 2015	$18.93	0.02	(0.14)	(0.12)	(0.05)	(1.17)	(1.22)
Year Ended September 30, 2014	$18.47	—(c)	1.74	1.74	(0.08)	(1.20)	(1.28)
Year Ended September 30, 2013	$14.20	(0.18)	4.51	4.33	(0.06)	—	(0.06)
Year Ended September 30, 2012	$11.36	0.08	2.90	2.98	(0.14)	—	(0.14)
Year Ended September 30, 2011	$12.12	0.05	(0.73)	(0.68)	(0.08)	—	(0.08)
Sterling Capital Behavioral Small Cap Value Equity Fund
Year Ended September 30, 2015	$14.28	0.13	0.15	0.28	(0.12)	(0.44)	(0.56)
Year Ended September 30, 2014	$15.21	0.10	0.93	1.03	(0.09)	(1.87)	(1.96)
Year Ended September 30, 2013	$12.03	0.03	3.36	3.39	(0.06)	(0.15)	(0.21)
Year Ended September 30, 2012	$10.79	0.05	2.17	2.22	—	(0.98)	(0.98)
Year Ended September 30, 2011	$11.18	(0.02)	(0.37)	(0.39)	—	—	—
Sterling Capital Special Opportunities Fund
Year Ended September 30, 2015	$23.69	(0.11)	0.90	0.79	—	(1.20)	(1.20)
Year Ended September 30, 2014	$21.72	(0.09)	4.34	4.25	—	(2.28)	(2.28)
Year Ended September 30, 2013	$18.83	0.01(d)	3.83	3.84	—	(0.95)	(0.95)
Year Ended September 30, 2012	$15.54	(0.04)	3.64	3.60	—	(0.31)	(0.31)
Year Ended September 30, 2011	$16.26	(0.11)	(0.51)	(0.62)	—	(0.10)	(0.10)
Sterling Capital Equity Income Fund
Year Ended September 30, 2015	$18.84	0.26	(1.06)	(0.80)	(0.28)	(0.51)	(0.79)
Year Ended September 30, 2014	$18.04	0.29	1.40	1.69	(0.26)	(0.63)	(0.89)
Year Ended September 30, 2013	$15.95	0.24	2.22	2.46	(0.21)	(0.16)	(0.37)
Year Ended September 30, 2012	$13.19	0.20	2.72	2.92	(0.16)	—	(0.16)
Year Ended September 30, 2011	$13.03	0.24	0.13	0.37	(0.21)	—	(0.21)
Sterling Capital Total Return Bond Fund
Year Ended September 30, 2015	$10.62	0.25	(0.06)	0.19	(0.32)	—	(0.32)
Year Ended September 30, 2014	$10.48	0.28	0.22	0.50	(0.35)	(0.01)	(0.36)
Year Ended September 30, 2013	$11.11	0.25	(0.45)	(0.20)	(0.35)	(0.08)	(0.43)
Year Ended September 30, 2012	$11.02	0.26	0.46	0.72	(0.36)	(0.27)	(0.63)
Year Ended September 30, 2011	$11.32	0.37	(0.03)	0.34	(0.43)	(0.21)	(0.64)

*	During the periods certain fees were waived (See Note 5 in the Notes to the Financial Statements). If such reductions had not occurred, the ratios would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Net Assets are below $1,000.

(c)	Amount is less than $0.005.

(d)

Net investment income per share reflects a special dividend, which amounted to $0.02 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (0.05)% per share.

See accompanying Notes to the Financial Statements.

		Ratios/Supplementary Data
Net Asset Value, End of Year	Total Return (excludes sales charge)	Net Assets, End of Year (000)	Ratio of net expenses to average net assets	Ratio of net investment income loss to average net assets	Ratio of expenses to average net assets*	Portfolio turnover rate**

$17.59	(0.89)%	$ —(b)	1.44%	0.08%	1.44%	30.61%
$18.93	9.68%	$ —(b)	1.39%	0.02%	1.39%	27.30%
$18.47	30.65%	$ —(b)	1.42%	(1.04)%	1.42%	34.03%
$14.20	26.17%	$ —(b)	1.44%	0.59%	1.44%	21.62%
$11.36	(5.71)%	$ —(b)	1.44%	0.36%	1.56%	38.30%

$14.00	1.84%	$ —(b)	1.50%	0.89%	1.50%	101.99%
$14.28	7.01%	$ —(b)	1.45%	0.65%	1.45%	68.50%
$15.21	28.48%	$ —(b)	1.55%	0.24%	1.55%	176.62%
$12.03	21.49%	$ —(b)	1.57%	0.44%	1.59%	32.86%
$10.79	(3.49)%	$ —(b)	1.57%	(0.12)%	1.58%	63.02%

$23.28	3.51%	$ 46	1.47%	(0.44)%	1.47%	26.98%
$23.69	21.36%	$ 26	1.46%	(0.41)%	1.46%	32.35%
$21.72	21.28%	$ 450	1.49%	0.04%(d)	1.49%	53.76%
$18.83	23.41%	$ 357	1.54%	(0.25)%	1.54%	19.38%
$15.54	(3.95)%	$ 289	1.54%	(0.62)%	1.54%	31.51%

$17.25	(4.40)%	$1,957	1.47%	1.40%	1.47%	27.53%
$18.84	9.52%	$1,811	1.45%	1.56%	1.45%	16.13%
$18.04	15.69%	$2,781	1.45%	1.40%	1.45%	30.56%
$15.95	22.19%	$1,454	1.44%	1.35%	1.44%	21.30%
$13.19	2.74%	$ 604	1.43%	1.72%	1.43%	16.64%

$10.49	1.77%	$ 6	0.98%	2.39%	1.09%	41.37%
$10.62	4.81%	$ 6	1.04%	2.65%	1.04%	75.21%
$10.48	(1.83)%	$ 5	1.07%	2.34%	1.08%	149.09%
$11.11	6.79%	$ 6	1.12%	2.41%	1.16%	110.82%
$11.02	3.24%	$ 6	1.20%	3.32%	1.33%	131.87%

Sterling Capital Funds
Notes to Financial Statements
September 30, 2015

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (“the 1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Behavioral Large Cap Value Equity Fund (formerly known as Sterling Capital Large Cap Value Diversified Fund), Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund (formerly known as Sterling Capital Small Cap Value Diversified Fund), Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund (formerly known as Sterling Capital Strategic Allocation Conservative Fund), Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund (referred to individually as a “Fund” and collectively as the “Funds”). Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund and Sterling Capital West Virginia Intermediate Tax-Free Fund are referred to as the “Tax-Free Funds.” Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund are referred to as the “Funds of Funds.” The Funds, excluding the Funds of Funds, are referred to as the “Variable Net Asset Value Funds. “The Funds of Funds invest in underlying mutual funds as opposed to individual securities.

All Funds, other than the Tax-Free Funds, are “diversified” funds, as defined in the 1940 Act. The Tax-Free Funds are non-diversified funds, which means they may invest in the securities of a limited number of issuers.

By owning shares of underlying investment companies, each of the Funds of Funds invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. Funds of Funds with exposure to underlying equity funds may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. The Funds of Funds except for Sterling Capital Diversified Income Fund currently invest only in other Funds that are part of the Sterling Capital Funds group of investment companies (not including cash sweep vehicles). Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying Funds is available at www.sec.gov.

The Funds are authorized to issue an unlimited amount of shares. As of September 30, 2015, the Funds discussed herein offered up to five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Shares. Class B Shares of the Funds are closed to new accounts and additional purchases by existing shareholders. Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund converted Class S Shares into Institutional Shares effective February 1, 2013. Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Total Return Bond Fund offer Class R Shares. Class B Shares automatically convert to Class A Shares after eight years. Class A Shares of the Variable Net Asset Value Funds and Funds of Funds, excluding Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds, have a maximum sales charge of 5.75% as a percentage of original purchase price. Class A Shares of Sterling Capital Ultra Short Bond Fund have a maximum sales charge of 0.50%, and Class A Shares of Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, and the Tax-Free Funds have a maximum sales charge of 2.00%, as a percentage of the original purchase price. Purchases of $1 million or more of Class A Shares are not subject to a front-end sales charge but will be subject to a Contingent Deferred Sales Charge (“CDSC”) of 1.00% of the purchase price if redeemed within two years after purchase for all Funds except the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund. With respect to the Tax-Free Funds, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

Capital Corporate Fund and Sterling Capital Securitized Opportunities Fund, sales of Class A shares over $500,000 are not subject to a sales load but will be subject to a CDSC of 0.50% of the purchase price if redeemed within 18 months of purchase. This charge is based on the lower of the price paid for the shares or their net asset value at the time of redemption. The Class B Shares of the Funds will be subject to a CDSC ranging from a maximum of 5.00% if redeemed less than one year after purchase to 0.00% if redeemed more than six years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase.

Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Funds may enter into contracts with their vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”). The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in securities held by the Variable Net Asset Value Funds, the principal market for which is a securities exchange or an over-the-counter market, are valued at their latest available sale price (except for those securities that are traded on NASDAQ, which will be valued at the NASDAQ official closing price) or in the absence of such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. The Variable Net Asset Value Funds may also use an independent pricing service approved by the Board of Trustees (the “Board”) to value certain securities, including the use of electronic and matrix techniques. Investments in open-end investment companies, including underlying funds invested in by the Funds of Funds, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board. At September 30, 2015, the Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund have written options valued by the Sterling Capital Funds’ Pricing Committee (the “Pricing Committee”) recorded at fair value of $10,000 and $8,000, and represent 0.00111% and 0.00051% of net assets, respectively. At September 30, 2015, Sterling Capital Long/Short Equity Fund has a security valued by the Pricing Committee recorded at a fair value of $56,292 and represents 0.05417% of net assets.

Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Sterling Capital Behavioral International Equity Fund’s net asset value is calculated; such securities may be valued at fair value in accordance with procedures adopted by the Board.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

●  Level 1 –quoted prices in active markets for identical securities

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

●  Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●  Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year or period ended September 30, 2015, there were no significant changes to the valuation policies and procedures.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2015 is as follows:

	Level 1– Quoted Prices	Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Behavioral Large Cap Value Equity Fund	$253,284,255(a)	$—	$—	$253,284,255
Sterling Capital Mid Value Fund	629,758,877(a)	—	—	629,758,877
Sterling Capital Behavioral Small Cap Value Equity Fund	125,221,196(a)	—	—	125,221,196
Sterling Capital Special Opportunities Fund	909,014,145(a)	—	—	909,014,145
Sterling Capital Equity Income Fund	1,567,347,623(a)	—	—	1,567,347,623
Sterling Capital Long/Short Equity Fund	98,101,238(a)	1,660,000(a)	—	99,761,238
Sterling Capital Behavioral International Equity Fund	656,531(b)	18,411,422(a)	—	19,067,953
Sterling Capital Ultra Short Bond Fund	940,153(b)	42,545,077(a)	—	43,485,230
Sterling Capital Short Duration Bond Fund	1,663,145(b)	87,241,698(a)	—	88,904,843
Sterling Capital Intermediate U.S. Government Fund	996,234(b)	29,093,523(a)	—	30,089,757
Sterling Capital Total Return Bond Fund	9,490,390(b)	656,885,364(a)	—	666,375,754
Sterling Capital Corporate Fund	2,083,399(b)	62,385,148(a)	—	64,468,547
Sterling Capital Securitized Opportunities Fund	605,716(b)	45,770,846(a)	—	46,376,562
Sterling Capital Kentucky Intermediate Tax-Free Fund	623,771(b)	13,438,702(a)	—	14,062,473
Sterling Capital Maryland Intermediate Tax-Free Fund	412,638(b)	36,065,639(a)	—	36,478,277
Sterling Capital North Carolina Intermediate Tax-Free Fund	5,963,766(b)	187,917,575(a)	—	193,881,341
Sterling Capital South Carolina Intermediate Tax-Free Fund	1,922,364(b)	74,613,341(a)	—	76,535,705
Sterling Capital Virginia Intermediate Tax-Free Fund	971,872(b)	115,950,788(a)	—	116,922,660
Sterling Capital West Virginia Intermediate Tax-Free Fund	1,361,750(b)	100,075,600(a)	—	101,437,350
Sterling Capital Diversified Income Fund	43,857,515(a)		—	43,857,515
Sterling Capital Strategic Allocation Balanced Fund	35,814,143(a)	—	—	35,814,143
Sterling Capital Strategic Allocation Growth Fund	25,729,708(a)	—	—	25,729,708

Liabilities:
Investments Sold Short
Sterling Capital Long/Short Equity Fund	$27,862,713(a)	$56,292	$—	$27,919,005
Other Financial Instruments- Written Options (Equity Risk)
Sterling Capital Special Opportunities Fund (c)	263,800	10,000	—	273,800
Sterling Capital Equity Income Fund (c)	894,050	8,000	—	902,050

(a)	Industries, countries or security types are disclosed in the Schedules of Portfolio Investments.
(b)	Represents money market funds and/or certain preferred stocks.
(c)	Other financial instruments are written options shown at value.

The Funds’ policy is to recognize transfers in and transfers out as of the beginning of the reporting period. There were no transfers between Level 1 and Level 2 during the fiscal year ended September 30, 2015.

Cash and Cash Equivalents — The Funds consider liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Funds may invest their excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

Credit Enhancements — Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC).

Derivative Instruments Categorized by Risk Exposure — The Funds’ derivative contracts held at September 30, 2015, are not accounted for as hedging instruments under U.S. GAAP. The following is a summary of the location of the derivative instruments held by the Funds on the Statements of Assets and Liabilities and the category of primary risk exposure as of September 30, 2015:

Fair Values of Derivative Instruments	Statements of Assets and Liabilities Location	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Liabilities
Equity contracts	Call options written	$273,800	$902,050

The effect of derivative financial instruments on the Statements of Operations for the fiscal year ended September 30, 2015:

Net Realized Gain (Loss)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Options (equity contracts)*	$1,620,523	$1,281,359	$(662,927)

*	Purchased options gain/loss are included in realized gain (loss) on investments.

Net Change in Unrealized Appreciation (Depreciation)	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund
Written options (equity contracts)	$(136,108)	$(278,519)

For the fiscal year ended September 30, 2015, the average quarterly balance of derivative financial instruments were as follows:

	Sterling Capital Special Opportunities Fund	Sterling Capital Equity Income Fund	Sterling Capital Long/Short Equity Fund
Options (Equity Risk)
Average number of written option contracts	5,208	3,900	159
Average premium of written option contracts	$842,527	$1,032,407	$ 5,630
Average number of purchased option contracts	—	—	448
Average premium of purchased option contracts	$ —	$ —	$131,712

Distributions to Shareholders — Dividends from net investment income are declared daily and paid monthly for Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Bond Fund, Sterling Capital Securitized Opportunities Fund and the Tax-Free Funds. Dividends from net investment income are declared and paid quarterly for Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and the Funds of Funds if the annualized yield of the distribution exceeds an amount determined annually by the Board. Dividends from net investment income for Sterling Capital Long/Short Equity Fund and Sterling Capital Behavioral International Equity Fund are declared and paid annually. Distributable net realized gains, if any, are declared and distributed at least annually. Distributions to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

Expenses and Allocation Methodology — Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets or another appropriate basis.

Foreign Currency Translation — The accounting records of the Sterling Capital Behavioral International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the latest foreign exchange bid quotation (from an approved pricing vendor) to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, income and expenses are translated at the prevailing rate of exchange, on the respective dates of such transactions. The Sterling Capital Behavioral International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts — The Sterling Capital Behavioral International Equity Fund, the Sterling Capital Long/Short Equity Fund, the Sterling Capital Ultra Short Bond Fund, the Sterling Capital Short Duration Bond Fund, the Sterling Capital Total Return Bond Fund and the Sterling Capital Corporate Fund may enter into forward foreign currency exchange contracts (foreign currency exchange risk) in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Funds securities denominated in a particular currency. A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Funds can be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Funds’ maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Funds record a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

Mortgage Dollar Rolls —The Variable Net Asset Value Funds may sell mortgage-backed securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. The market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. Pools of mortgages collateralizing those securities may have different prepayment histories than those sold. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for a Fund, and the income from these investments will generate income for a Fund. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of dollar rolls. The Funds account for mortgage dollar roll transactions as purchases and sales. The Funds did not hold any mortgage dollar rolls during the year.

Offering Costs — Offering costs are amortized on a straight-line basis over one year from each Fund’s respective commencement of operations. In the event that any of the initial shares are redeemed during the period of amortization of a Fund’s offering costs, the redemption proceeds will be reduced by any such unamortized offering costs in the same proportion as the number of shares being redeemed bears to the number of those shares outstanding at the time of redemption.

Options Contracts — Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund write (sell) “covered” call options on securities and purchase options on securities to close out options previously written by them. Sterling Capital Long/Short Equity Fund purchases put options, which gives a Fund the right to sell a specified amount of an underlying security at a specified price within a specified time. These transactions are entered into to hedge against changes in security prices (equity risk) or for the purposes of earning additional income (i.e., speculation). Sterling Capital Diversified Income Fund may invest in underlying funds that engage in options writing strategies (including cash-secured put writing and covered call writing).

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of the premium and change in value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

In writing an option, a Fund contracts with a specified counterparty to purchase (put option written) or sell (call option written) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset and are required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value. The Funds execute transactions in both listed and over-the-counter options. When purchasing over-the-counter options, a Fund bears the risk of economic loss from counterparty default, equal to the market value of the option. Listed options involve minimal counterparty risk since the listed options are guaranteed against default by the exchange on which they trade. Transactions in over-the-counter options expose the Funds to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter transaction, the Funds’ maximum amount of loss is the premium paid (as the purchaser) or the unrealized depreciation of the contract (as the writer).

Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund and Sterling Capital Long/Short Equity Fund invested in written options to economically hedge the downside exposure by collecting a premium when sold against the equity holding. Details of written option activity for the year ended September 30, 2015 are as follows:

	Sterling Capital Special Opportunities Fund		Sterling Capital Equity Income Fund		Sterling Capital Long/Short Equity Fund
Covered Call Options	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Balance at beginning of year	5,700	$1,205,292	2,813	$1,282,703	—	$—
Options written	14,330	2,050,273	12,275	2,520,865	1,492	372,069
Options closed	(4,100)	(722,177)	(5,675)	(1,824,927)	(1,492)	(372,069)
Options expired	(8,730)	(1,430,687)	(4,588)	(728,439)	—	—
Options exercised	(1,800)	(498,517)	(500)	(99,908)	—	—

Balance at end of year	5,400	$604,184	4,325	$1,150,294	—	$—

The following is a summary of written call options outstanding as of September 30, 2015:

	Number of Contracts	Value
Sterling Capital Special Opportunities Fund
Activision Blizzard, Inc., $33.00, 11/20/15	800	$(67,200)
Activision Blizzard, Inc., $34.00, 1/15/16	1,800	(190,800)
Akamai Technologies, Inc., $90.00, 11/20/15	800	(800)
J.B. Hunt Transport Services, Inc., $100, 11/20/15(a)	1,000	(10,000)
Lennar Corp., Class A, $60.00, 11/20/15	1,000	(5,000)

	5,400	$(273,800)

Sterling Capital Equity Income Fund
Anthem, Inc., $155.00, 12/18/15	500	$(127,500)
Dunkin’ Brands Group, Inc., $57.50, 12/18/15	100	(2,500)
Dunkin’ Brands Group, Inc., $57.50, 01/15/16	900	(31,500)
Maxim Integrated Products, Inc., $40.00, 11/20/15(a)	1,600	(8,000)
Time Warner Cable, Inc., $190.00, 1/15/16	1,225	(732,550)

	4,325	$(902,050)

(a)	Security was fair valued under methods approved by the Board.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

Risks Associated with Foreign Securities and Currencies — Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries. Certain foreign investments may also be subject to foreign withholding taxes.

Securities Transactions and Related Income — During the period, security transactions are accounted for no later than one business day after the trade date. For financial reporting purposes, however, security transactions as of the last business day of the reporting period are accounted for on the trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Short Sales — Sterling Capital Long/Short Equity Fund enters into short sale transactions in which it sells a security it may not hold in anticipation of a decline in the market price of that security. When the Fund makes a short sale, it will borrow the security sold short and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund is required to repay the counterparty any dividends received on the security sold short, which is shown as dividend expense in the Statements of Operations. The Fund may pay a fee on the assets borrowed from the counterparty, which is shown as service fees on securities sold short in the Statements of Operations. The Fund maintains a segregated account of deposits of cash with the broker-dealer as collateral for the short sales. The Fund may receive interest on the cash collateral deposited with the broker-dealer. These positions are speculative and may be more risky than “long” positions because the cost of the replacement security or derivative is unknown. Short selling strategies typically reduce returns relative to “long only” strategies during rising equity markets, and involve risk of significant losses; potential loss on uncovered short positions is unlimited. Short selling strategies also involve significant transaction costs. Sterling Capital Diversified Income Fund may invest in underlying funds that engage in long/short equity strategies.

When-Issued and Forward Commitments — The Funds may purchase securities on a “when-issued” basis. Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Special Opportunities Fund and Sterling Capital Equity Income Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on “when-issued” securities until the underlying securities are received.

3.	Purchases and Sales of Securities:

Purchases and sales of securities (excluding U.S. government securities and securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2015 were as follows:

	Purchases	Sales
Sterling Capital Behavioral Large Cap Value Equity Fund	$371,349,654	$374,347,424
Sterling Capital Mid Value Fund	220,376,612	324,988,653
Sterling Capital Behavioral Small Cap Value Equity Fund	134,945,342	140,040,105
Sterling Capital Special Opportunities Fund	255,370,673	464,146,388
Sterling Capital Equity Income Fund	492,575,800	809,353,192
Sterling Capital Long/Short Equity Fund	217,857,977	210,272,135
Sterling Capital Behavioral International Equity Fund	47,409,214	26,970,838
Sterling Capital Ultra Short Bond Fund	28,580,071	30,468,980
Sterling Capital Short Duration Bond Fund	46,324,178	40,660,208
Sterling Capital Intermediate U.S. Government Fund	3,074,067	4,850,701

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

	Purchases	Sales
Sterling Capital Total Return Bond Fund	$372,720,943	$152,565,993
Sterling Capital Corporate Fund	34,458,153	19,790,240
Sterling Capital Securitized Opportunities Fund	11,176,552	2,496,635
Sterling Capital Kentucky Intermediate Tax-Free Fund	2,460,469	3,751,742
Sterling Capital Maryland Intermediate Tax-Free Fund	6,609,922	6,609,415
Sterling Capital North Carolina Intermediate Tax-Free Fund	32,816,206	40,519,004
Sterling Capital South Carolina Intermediate Tax-Free Fund	18,423,195	8,607,675
Sterling Capital Virginia Intermediate Tax-Free Fund	18,856,803	20,147,290
Sterling Capital West Virginia Intermediate Tax-Free Fund	10,410,912	10,925,297
Sterling Capital Diversified Income Fund	60,831,018	33,399,207
Sterling Capital Strategic Allocation Balanced Fund	18,483,091	19,796,000
Sterling Capital Strategic Allocation Growth Fund	15,527,078	15,681,500

Purchases and sales of U.S. government securities (excluding securities maturing less than one year from acquisition) for the fiscal year ended September 30, 2015 were as follows:

	Purchases	Sales
Sterling Capital Long/Short Equity Fund	$370,519	$146,026
Sterling Capital Ultra Short Bond Fund	120,322	—
Sterling Capital Short Duration Bond Fund	9,567,577	9,388,371
Sterling Capital Intermediate U.S. Government Fund	14,914,197	17,745,663
Sterling Capital Total Return Bond Fund	133,246,618	114,176,701
Sterling Capital Securitized Opportunities Fund	11,433,193	5,683,342

4.	Investments in Affiliated Issuers:

A summary of the Funds’ transactions in the shares of affiliated issuers during the fiscal year ended September 30, 2015 is as follows:

	Shares Held at September 30, 2014	Shares Purchased	Shares Sold	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income October 1, 2014- September 30, 2015	Distributions and Net Realized Gain (Loss) October 1, 2014- September 30, 2015
Sterling Capital Diversified Income Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	—	379,037	379,037	—	$—	$9,548	$126,036
Sterling Capital Corporate Fund, Institutional Shares	—	225,716	9,302	216,414	2,185,778	19,408	(744)
Sterling Capital Equity Income Fund, Institutional Shares	194,874	13,377	208,251	—	—	18,291	649,029
Sterling Capital Long/Short Equity Fund, Institutional Shares	—	114,547	114,547	—	—	—	55,671
Sterling Capital Securitized Opportunities Fund, Institutional Shares	—	230,576	11,343	219,233	2,187,942	15,883	113
Sterling Capital Special Opportunities Fund, Institutional Shares	154,500	13,794	168,294	—	—	—	983,695
Sterling Capital Total Return Bond Fund, Institutional Shares	1,027,740	43,465	1,071,205	—	—	265,396	307,542

Total Affiliates	1,377,114	1,020,512	1,961,979	435,647	$4,373,720	$328,526	$2,121,342

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

	Shares Held at September 30, 2014	Shares Purchased	Shares Sold	Shares Held at September 30, 2015	Value at September 30, 2015	Dividend Income October 1, 2014- September 30, 2015	Distributions and Net Realized Gain (Loss) October 1, 2014- September 30, 2015
Sterling Capital Strategic Allocation Balanced Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	—	1,181,186	141,107	1,040,079	$9,610,331	$29,015	$5,932
Sterling Capital Equity Income Fund, Institutional Shares	602,678	31,448	356,925	277,201	4,820,523	106,454	970,703
Sterling Capital Long/Short Equity Fund, Institutional Shares	—	406,868	14,032	392,836	3,504,098	—	6,062
Sterling Capital Special Opportunities Fund, Institutional Shares	477,790	34,828	309,794	202,824	4,823,149	—	1,833,685
Sterling Capital Total Return Bond Fund, Institutional Shares	1,388,302	121,076	355,130	1,154,248	12,165,778	464,835	230,251

Total Affiliates	2,468,770	1,775,406	1,176,988	3,067,188	$34,923,879	$600,304	$3,046,633

Sterling Capital Strategic Allocation Growth Fund
Sterling Capital Behavioral International Equity Fund, Institutional Shares	—	1,061,097	112,293	948,804	$8,766,950	$25,844	$1,067
Sterling Capital Equity Income Fund, Institutional Shares	533,434	18,280	298,779	252,935	4,398,539	95,619	818,223
Sterling Capital Long/Short Equity Fund, Institutional Shares	—	350,853	8,060	342,793	3,057,717	—	3,776
Sterling Capital Special Opportunities Fund, Institutional Shares	422,929	18,532	256,413	185,048	4,400,438	—	1,585,393
Sterling Capital Total Return Bond Fund, Institutional Shares	595,007	67,090	229,682	432,415	4,557,655	180,503	175,917

Total Affiliates	1,551,370	1,515,852	905,227	2,161,995	$25,181,299	$301,966	$2,584,376

5.	Related Party Transactions:

Under the terms of the investment advisory agreement, Sterling Capital Management LLC (“Sterling Capital” or the “Advisor”) is entitled to receive fees based on a percentage of the average daily net assets of the Funds. These fees are accrued daily and payable on a monthly basis and are reflected on the Statements of Operations as “Investment advisory fees.” Sterling Capital’s waived investment advisory fees are included on the Statements of Operations as “Less expenses waived by the Investment Advisor.” Information regarding these transactions is as follows for the fiscal year ended September 30, 2015:

	Prior to February 1, 2015				Effective February 1, 2015
	Contractual Fee Rate		Fee Rate after Contractual Waivers		Contractual Fee Rate		Fee Rate after Contractual Waivers
Sterling Capital Behavioral Large Cap Value Equity Fund	0.70%		0.60	%(1)	0.70%		0.60	%(2)
Sterling Capital Mid Value Fund	0.70%		0.70%		0.70%		0.70%
Sterling Capital Behavioral Small Cap Value Equity Fund	0.75%		0.75%		0.75%		0.75%
Sterling Capital Special Opportunities Fund	0.75	%(3)	0.75	%(3)	0.75	%(3)	0.75	%(3)
Sterling Capital Equity Income Fund	0.70	%(4)	0.70	%(4)	0.70	%(4)	0.70	%(4)
Sterling Capital Long/Short Equity Fund	1.50%		1.50%		1.50%		1.50%
Sterling Capital Behavioral International Equity Fund	0.80%		0.65	%(5)	0.80%		0.65	%(2)
Sterling Capital Ultra Short Bond Fund	0.20%		0.20	%(6)	0.20%		0.20	%(6)
Sterling Capital Short Duration Bond Fund	0.30%		0.28	%(1)	0.30%		0.28	%(2)

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

	Prior to February 1, 2015			Effective February 1, 2015
	Contractual Fee Rate	Fee Rate after Contractual Waivers		Contractual Fee Rate	Fee Rate after Contractual Waivers
Sterling Capital Intermediate U.S. Government Fund	0.43%	0.43	%(6)	0.43%	0.35	%(2),(6)
Sterling Capital Total Return Bond Fund	0.37%	0.27	%(7)	0.37%	0.27	%(7)
Sterling Capital Corporate Fund	0.35%	0.35%		0.35%	0.35%
Sterling Capital Securitized Opportunities Fund	0.35%	0.31	%(1)	0.35%	0.31	%(2)
Sterling Capital Kentucky Intermediate Tax-Free Fund	0.45%	0.45	%(6)	0.45%	0.35	%(2),(6)
Sterling Capital Maryland Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.35	%(2)
Sterling Capital North Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.35	%(2)
Sterling Capital South Carolina Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.35	%(2)
Sterling Capital Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.35	%(2)
Sterling Capital West Virginia Intermediate Tax-Free Fund	0.45%	0.45%		0.45%	0.35	%(2)
Sterling Capital Strategic Diversified Income Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Balanced Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)
Sterling Capital Strategic Allocation Growth Fund	0.25%	0.00	%(1)	0.25%	0.00	%(2)

(1)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2014 through January 31, 2015.
(2)	Sterling Capital contractually agreed to limit the advisory fees paid by the Fund from February 1, 2015 through January 31, 2016.
(3)

The Fund pays 0.75% on the first $1 billion of average net assets, 0.70% on the next $1 billion of average net assets, 0.65% on the next $2 billion of  average net assets, and 0.60% of average net assets over $4 billion.

(4)	The Fund pays 0.70% on the first $2 billion of average net assets, 0.65% on the next $2 billion of average net assets, and 0.60% of average net assets over $4 billion.
(5)	Effective on November 28, 2014, Sterling Capital contractually agreed to limit the advisory fees paid by the Fund to 0.65% from November 28, 2014 through January 31, 2016.
(6)

For all or a portion of the fiscal year ended September 30, 2015, Sterling Capital voluntarily waived and/or reimbursed certain expenses of the Funds. Voluntary waivers and reimbursements of expenses may be discontinued at any time.

(7)	Sterling Capital contractually agreed to limit advisory fees paid by the Fund to 0.27% from September 29, 2014 through January 31, 2016.

Pursuant to sub-advisory agreements with Sterling Capital, during the reporting period, Highland Capital Healthcare Advisors, L.P., Gator Capital Management, Lucas Capital Management LLC, Emancipation Capital, LLC and Sanborn Kilcollin Partners, LLC served as the sub-advisors to the Sterling Capital Long/Short Equity Fund, subject to the general supervision of the Funds’ Board of Trustees and Sterling Capital. On or about October 8, 2014 the sub-advisory agreement with Sanborn Kilcollin Partners, LLC was terminated. For their services, sub-advisors are entitled to a fee, payable by Sterling Capital.

Sterling Capital serves as the administrator to the Funds pursuant to an administration agreement. The Funds (except the Funds of Funds) pay their portion of a fee to Sterling Capital for providing administration services based on the aggregate assets of the Funds, excluding the assets of the Funds of Funds, at a rate at a rate of 0.1075% on the first $3.5 billion of average net assets, 0.075% on the next $1 billion of average net assets; 0.06% on the next $1.5 billion of average net assets; and 0.04% of average net assets over $6 billion. Expenses incurred are reflected on the Statements of Operations as “Administration fees.” Pursuant to a sub-administration agreement with Sterling Capital, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon” or the “Sub-Administrator”), serves as the sub-administrator to the Funds subject to the general supervision of the Board and Sterling Capital. For these services, BNY Mellon is entitled to a fee payable by Sterling Capital.

BNY Mellon serves as the Funds’ fund accountant and transfer agent and receives compensation by the Funds for these services. Expenses incurred are reflected on the Statements of Operations as “Fund accounting fees” and “Transfer agent fees.”

Sterling Capital’s Chief Compliance Officer (“CCO”) serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Funds’ Board and paid by Sterling Capital. However, the Funds reimburse Sterling Capital for their allocable portion of the CCO’s salary. Expenses incurred for the Funds are reflected on the Statements of Operations as “Compliance service fees.”

For the year ended September 30, 2015, the Funds paid $92,660 in brokerage fees to BB&T Securities LLC on the execution of purchases and sales of the Funds’ portfolio investments.

The Funds have adopted a Distribution and Shareholder Services Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. Sterling Capital Distributors, LLC (“the Distributor”) serves as distributor to the Funds pursuant to an underwriting agreement. The Plan provides for payments to the Distributor of up to 0.25%, 1.00%, 1.00% and 0.50% of the average daily

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

net assets of the Class A Shares, Class B Shares, Class C Shares, and Class R Shares, respectively. The Distributor is entitled to receive commissions on sales of shares of the Variable Net Asset Value Funds. For the year ended September 30, 2015, the Distributor received $737,549 from commissions earned on sales of shares of the Variable Net Asset Value Funds. Commissions paid to affiliated broker-dealers during the year ended September 30, 2015 were $492,384. The fees may be used by the Distributor to pay banks, broker dealers and other institutions, including affiliates of the Advisor.

Sterling Capital, the Distributor and/or their affiliates may pay out of their own bona fide profits (and not as an additional charge to a fund) compensation to selected affiliated and unaffiliated brokers, dealers and other financial intermediaries in connection with the sale and distribution of the shares and/or the retention and/or servicing of Fund investors and Fund shares. These are additional payments over and above the sales charge (including Rule 12b-1 fees) and service fees paid by the Funds. The amount of these payments is determined at the discretion of the Advisor, the Distributor and/or their affiliates from time to time, may be substantial, and may be different for different financial advisors. Receipt of, or the prospect of receiving, this additional compensation may influence your financial intermediary’s recommendation of a Fund or a of a particular share class of a Fund.

Certain Officers and a Trustee of the Funds are affiliated with Sterling Capital or the Sub-Administrator. Such Officers and Trustee receive no compensation from the Funds for serving in their respective roles. Each of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust who serve on the Board are compensated at the annual rate of $70,000 plus $5,000 for each regularly scheduled quarterly meeting attended, $4,000 for each special meeting attended in person and $1,500 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses. For the period ended December 31, 2014, the Trustee who was an interested person, as defined in the 1940 Act, of the Trust, but not affiliated with Sterling Capital was compensated at the annual rate of $70,000 plus $4,000 for each regularly scheduled quarterly meeting attended, $3,200 for each special meeting attended in person and $1,200 for each special meeting attended by telephone, plus reimbursement for certain out of pocket expenses following which period such Trustee was compensated as set forth above. Each Trustee serving on a Committee of the Board receives a fee of $4,000 for each Committee meeting attended in person and $1,500 for each Committee meeting attended by telephone, plus reimbursement for certain out of pocket expenses. Committee meeting fees are only paid when such Committee meetings are not held in conjunction with a regular board meeting. Additionally, the Chairman of the Board receives additional compensation at the annual rate of $20,000, the Audit Committee Chairman receives additional compensation at the annual rate of $15,000, and the Chairman of the Nominations Committee receives additional compensation at the annual rate of $6,000. The fees are allocated across the Trust based upon relative net assets.

6.	Concentration of Credit Risk:

The Tax-Free Funds invest primarily in debt instruments of municipal issuers in their respective states. The issuers’ abilities to meet their obligations may be affected by economic developments in a specific state or region.

7.	Line of Credit:

U.S. Bank, N.A. has made available a credit facility to the Trust, pursuant to an umbrella credit agreement (“the Agreement”). The primary purpose of the Agreement is to allow the Trust to avoid security liquidations that Sterling Capital believes are unfavorable to shareholders. Under the Agreement, an aggregate commitment amount of $50,000,000 has been made available for use by all funds of the Trust. Outstanding principal amounts under the Agreement bear interest at a rate per annum equal to the Prime Rate minus two percent (2%), but never at a rate of less than one percent (1%) per annum. The Agreement expires on March 29, 2016. During the year ended September 30, 2015, each of the following Funds utilized its line of credit:

	Average Interest Rate	Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed
Sterling Capital Behavioral Large Cap Value Equity Fund	1.25%	$35,000	1	$1	$35,000
Sterling Capital Behavioral Small Cap Value Equity Fund	1.25%	8,973,000	1	312	8,973,000
Sterling Capital Equity Income Fund	1.25%	1,609,885	14	589	5,607,000
Sterling Capital Long/Short Equity Fund	1.25%	4,421,231	13	2,044	19,492,000
Sterling Capital Virginia Intermediate Tax-Free Fund	1.25%	1,132,000	1	2	1,132,000

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

8.	Federal Tax Information:

It is the policy of each Fund to continue to qualify as a regulated investment company as defined in the Internal Revenue Code of 1986, as amended (the “Code”), by complying with the applicable provisions of the Code and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income tax was required in the Funds’ financial statements.

Management evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense. During the period, the Funds did not incur any interest or penalties.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax was required in the Funds’ financial statements. The Funds’ federal income and excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-2010 capital losses”) are carried forward indefinitely. Furthermore, post-2010 capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At September 30, 2015, the following Funds had net capital loss carryforwards available to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

	Amount With No Expiration*
	Short-term Losses	Long-term Losses	Amount	Expires
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$—	$8,858,685	2017
Sterling Capital Behavioral Large Cap Value Equity Fund	—	—	10,325,708	2018
Sterling Capital Mid Value Fund	—	—	6,354,182	2017
Sterling Capital Behavioral Small Cap Value Equity Fund	—	—	2,370,804	2017
Sterling Capital Behavioral International Equity Fund	946,403	—	—	—
Sterling Capital Ultra Short Fund	66,873	270,173	—	—
Sterling Capital Short Duration Bond Fund	1,172,079	2,371,503	—	—
Sterling Capital Short Duration Bond Fund	—	—	160,380	2016
Sterling Capital Short Duration Bond Fund	—	—	385,647	2019
Sterling Capital Intermediate U.S. Government Fund	—	—	6,852,937	2016
Sterling Capital Intermediate U.S. Government Fund	—	—	37,850	2019
Sterling Capital Intermediate U.S. Government Fund	250,655	101,957	—	—
Sterling Capital Total Return Bond Fund	4,229,612	1,875,370	—	—
Sterling Capital Corporate Fund	108,928	19,682	—	—
Sterling Capital Securitized Opportunities Fund	1,384,668	355,951	—	—
Sterling Capital Diversified Income Fund	—	—	5,021,747	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	1,083,564	2018
Sterling Capital Strategic Allocation Balanced Fund	—	—	3,964,763	2019
Sterling Capital Strategic Allocation Growth Fund	—	—	2,740,917	2018
Sterling Capital Strategic Allocation Growth Fund	—	—	4,640,596	2019

*	Post-Enactment Losses: Must be utilized prior to losses subject to expiration.

Capital loss carryforwards utilized in the current year were $20,236,440, $3,177,091, $1,185,402, $40,431, $1,436,268, $2,824,380 and $2,336,137 for Sterling Capital Behavioral Large Cap Value Equity Fund, Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Diversified Income Fund, Sterling Capital Strategic Allocation Balanced Fund and Sterling Capital Strategic Allocation Growth Fund, respectively. Sterling Capital Short Duration Bond Fund had capital loss carryforwards of $3,940,976 expire in the current year. For Sterling Capital Behavioral Small Cap Value Equity Fund and Sterling Capital MidValue Fund capital losses acquired in the reorganization are subject to limitations under Internal Revenue Code Section 382-384.

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

The character of income and gains distributed is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclass of net operating losses, disposition of market discount and market premium bonds, paydown gains and losses, mortgage dollar roll gains and losses, short dividend expense, the character of distributions and investments in RICs, partnerships, royalty trusts and PFICs), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no impact on net assets or net asset values per share.

As of September 30, 2015, these reclassifications were as follows:

	Decrease Paid-in-Capital	Increase/ (Decrease) Net Investment Income (Loss)	Increase/ (Decrease) Realized Gain (Loss)
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	$15,022	$(15,022)
Sterling Capital Mid Value Fund	—	(15)	15
Sterling Capital Behavioral Small Cap Value Equity Fund	—	(53,365)	53,365
Sterling Capital Special Opportunities Fund	—	2,092,663	(2,092,663)
Sterling Capital Equity Income Fund	(2,223)	1,190,530	(1,188,307)
Sterling Capital Long/Short Equity Fund	(2,170)	1,773,049	(1,770,879)
Sterling Capital Behavioral International Equity Fund	(7,561)	(81,750)	89,311
Sterling Capital Ultra Short Bond Fund	(2,899)	256,156	(253,257)
Sterling Capital Short Duration Bond Fund	(3,940,976)	1,602,629	2,338,347
Sterling Capital Intermediate U.S. Government Fund	—	210,406	(210,406)
Sterling Capital Total Return Bond Fund	—	3,971,331	(3,971,331)
Sterling Capital Corporate Fund	—	(1,552)	1,552
Sterling Capital Securitized Opportunities Fund	(348)	203,708	(203,360)
Sterling Capital Kentucky Intermediate Tax-Free Fund	—	9,056	(9,056)
Sterling Capital Maryland Intermediate Tax-Free Fund	—	(2,170)	2,170
Sterling Capital North Carolina Intermediate Tax-Free Fund	—	(2,687)	2,687
Sterling Capital South Carolina Intermediate Tax-Free Fund	—	20	(20)
Sterling Capital Virginia Intermediate Tax-Free Fund	—	(68)	68
Sterling Capital West Virginia Intermediate Tax-Free Fund	—	70,639	(70,639)
Sterling Capital Diversified Income Fund	—	58,753	(58,753)
Sterling Capital Strategic Allocation Balanced Fund	—	81,608	(81,608)
Sterling Capital Strategic Allocation Growth Fund	—	71,832	(71,832)

 The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2015 was as follows:

	Distributions paid from

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$4,306,942	$—	$4,306,942	$—	$—	$4,306,942
Sterling Capital Mid Value Fund	13,589,934	37,147,968	50,737,902	—	—	50,737,902
Sterling Capital Behavioral Small Cap Value Equity Fund	4,117,892	2,067,752	6,185,644	—	—	6,185,644
Sterling Capital Special Opportunities Fund	15,443,582	37,847,865	53,291,447	—	—	53,291,447
Sterling Capital Equity Income Fund	31,465,335	53,619,402	85,084,737	—	—	85,084,737
Sterling Capital Long/Short Equity Fund	3,051,801	46,785	3,098,586	—	—	3,098,586
Sterling Capital Behavioral International Equity Fund	64,770	—	64,770	—	—	64,770
Sterling Capital Ultra Short Bond Fund	558,799	—	558,799	—	—	558,799
Sterling Capital Short Duration Bond Fund	2,880,133	—	2,880,133	—	—	2,880,133
Sterling Capital Intermediate U.S. Government Fund	689,893	—	689,893	—	—	689,893
Sterling Capital Total Return Bond Fund	22,999,367	—	22,999,367	—	—	22,999,367
Sterling Capital Corporate Fund	1,861,461	60,465	1,921,926	30,792	—	1,952,718
Sterling Capital Securitized Opportunities Fund	1,157,473	—	1,157,473	—	—	1,157,473
Sterling Capital Kentucky Intermediate Tax-Free Fund	7,426	247,165	254,591	—	372,666	627,257
Sterling Capital Maryland Intermediate Tax-Free Fund	16	184,451	184,467	—	752,870	937,337
Sterling Capital North Carolina Intermediate Tax-Free Fund	190	323,183	323,373	—	4,766,517	5,089,890
Sterling Capital South Carolina Intermediate Tax-Free Fund	20	111,719	111,739	—	1,490,837	1,602,576

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

	Distributions paid from

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Return Of Capital	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Virginia Intermediate Tax-Free Fund	$41,448	$626,853	$668,301	$—	$2,703,034	$3,371,335
Sterling Capital West Virginia Intermediate Tax-Free Fund	70,946	271,918	342,864	—	2,292,554	2,635,418
Sterling Capital Diversified Income Fund	736,807	—	736,807	—	—	736,807
Sterling Capital Strategic Allocation Balanced Fund	512,549	—	512,549	—	—	512,549
Sterling Capital Strategic Allocation Growth Fund	249,557	—	249,557	—	—	249,557

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid to shareholders during the fiscal year ended September 30, 2014 was as follows:

	Distributions paid from

	Ordinary Income	Net Long-Term Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Sterling Capital Behavioral Large Cap Value Equity Fund	$3,094,252	$—	$3,094,252	$—	$3,094,252
Sterling Capital Mid Value Fund	3,012,500	38,657,111	41,669,611	—	41,669,611
Sterling Capital Behavioral Small Cap Value Equity Fund	5,104,297	10,213,996	15,318,293	—	15,318,293
Sterling Capital Special Opportunities Fund	2,741,737	86,313,447	89,055,184	—	89,055,184
Sterling Capital Equity Income Fund	38,056,276	63,034,772	101,091,048	—	101,091,048
Sterling Capital Ultra Short Bond Fund	438,098	—	438,098	—	438,098
Sterling Capital Short Duration Bond Fund	2,719,637	—	2,719,637	—	2,719,637
Sterling Capital Intermediate U.S. Government Fund	1,440,912	—	1,440,912	—	1,440,912
Sterling Capital Total Return Bond Fund	17,912,129	—	17,912,129	—	17,912,129
Sterling Capital Corporate Fund	2,127,026	814,356	2,941,382	—	2,941,382
Sterling Capital Securitized Opportunities Fund	1,254,105	—	1,254,105	—	1,254,105
Sterling Capital Kentucky Intermediate Tax-Free Fund	1	—	1	439,323	439,324
Sterling Capital Maryland Intermediate Tax-Free Fund	—	—	—	763,506	763,506
Sterling Capital North Carolina Intermediate Tax-Free Fund	199	—	199	5,036,521	5,036,720
Sterling Capital South Carolina Intermediate Tax-Free Fund	16,127	—	16,127	1,469,858	1,485,985
Sterling Capital Virginia Intermediate Tax-Free Fund	35	—	35	2,744,709	2,744,744
Sterling Capital West Virginia Intermediate Tax-Free Fund	3,760	—	3,760	2,425,001	2,428,761
Sterling Capital Diversified Income Fund	416,730	—	416,730	—	416,730
Sterling Capital Strategic Allocation Balanced Fund	632,180	—	632,180	—	632,180
Sterling Capital Strategic Allocation Growth Fund	353,149	—	353,149	—	353,149

*	Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Behavioral Large Cap Value Equity Fund	$177,074	$—	$177,074	$—	$(19,184,393)	$7,232,572	$(11,774,747)
Sterling Capital Mid Value Fund	176,188	100,847,551	101,023,739	—	(6,354,182)	21,343,716	116,013,273
Sterling Capital Behavioral Small Cap Value Equity Fund	154,817	59,855	214,672	—	(2,370,804)	8,808,518	6,652,386
Sterling Capital Special Opportunities Fund	3,765,025	127,406,139	131,171,164	—	—	204,606,360	335,777,524

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)
Sterling Capital Equity Income Fund	$2,253,689	$92,609,301	$94,862,990	$(1,148)	$—	$199,180,455	$294,042,297
Sterling Capital Long/Short Equity Fund	1,790,564	4,618	1,795,182	—	—	(19,405,424)	(17,610,242)
Sterling Capital Behavioral International Equity Fund	391,604	—	391,604	—	(946,403)	(900,246)	(1,455,045)
Sterling Capital Ultra Short Bond Fund	—	—	—	(1,971)	(337,046)	(334,051)	(673,068)
Sterling Capital Short Duration Bond Fund	119,228	—	119,228	(128,554)	(4,089,609)	(2,394,385)	(6,493,320)
Sterling Capital Intermediate U.S. Government Fund	215,036	—	215,036	(24,609)	(7,243,399)	519,080	(6,533,892)
Sterling Capital Total Return Bond Fund	990,906	—	990,906	(685,999)	(6,104,982)	(3,353,623)	(9,153,698)
Sterling Capital Corporate Fund	—	—	—	(442)	(128,610)	915	(128,137)
Sterling Capital Securitized Opportunities Fund	—	—	—	—	(1,740,619)	551,655	(1,188,964)
Sterling Capital Kentucky Intermediate Tax-Free Fund	31,427	162,513	193,940	(18,376)	—	813,959	989,523
Sterling Capital Maryland Intermediate Tax-Free Fund	39,407	217,721	257,128	(35,730)	—	1,386,361	1,607,759
Sterling Capital North Carolina Intermediate Tax-Free Fund	348,329	1,028,298	1,376,627	(235,960)	—	9,684,303	10,824,970
Sterling Capital South Carolina Intermediate Tax-Free Fund	104,574	249,935	354,509	(77,575)	—	2,645,537	2,922,471
Sterling Capital Virginia Intermediate Tax-Free Fund	193,405	397,011	590,416	(130,787)	(25,705)	5,276,526	5,710,450
Sterling Capital West Virginia Intermediate Tax-Free Fund	182,059	480,405	662,464	(114,374)	—	4,112,412	4,660,502
Sterling Capital Diversified Income Fund	142,187	—	142,187	(14,518)	(5,021,747)	(2,319,508)	(7,213,586)
Sterling Capital Strategic Allocation Balanced Fund	21,685	—	21,685	(1,654)	(5,048,327)	(83,996)	(5,112,292)
Sterling Capital Strategic Allocation Growth Fund	10,328	—	10,328	(297)	(7,381,513)	(112,657)	(7,484,139)

*

The primary differences between book basis and tax basis unrealized appreciation (depreciation) were due to the deferral of losses on wash sales and straddles, recognition of gain on constructive sales, basis adjustments on partnership interests, hybrid securities, royalty trusts, PFICs and the deferral of market discount and premium until point of sale.

Under current tax law, net capital losses or, if there are no such losses, net long-term capital losses or net short-term capital losses realized after October 31, net ordinary losses from the sale, exchange or other taxable disposition of property realized after October 31 and other net ordinary losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The following Fund had deferred qualified late-year losses, which will be treated as arising on the first business day of the fiscal year ending September 30, 2015:

Qualified Late-Year Capital Losses
Sterling Capital Virginia Intermediate Tax-Free Fund	$25,705

Sterling Capital Funds
Notes to Financial Statements — (continued)
September 30, 2015

As of September 30, 2015, federal income tax cost, gross unrealized appreciation and gross unrealized depreciation on securities were as follows:

	Tax Cost	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
Sterling Capital Behavioral Large Cap Value Equity Fund	$246,051,683	$21,769,163	$(14,536,591)	$7,232,572
Sterling Capital Mid Value Fund	608,415,161	100,534,864	(79,191,148)	21,343,716
Sterling Capital Behavioral Small Cap Value Equity Fund	116,412,678	13,349,284	(4,540,766)	8,808,518
Sterling Capital Special Opportunities Fund	704,738,169	235,639,626	(31,363,650)	204,275,976
Sterling Capital Equity Income Fund	1,368,415,412	272,141,299	(73,209,088)	198,932,211
Sterling Capital Long/Short Equity Fund	91,247,657	5,068,569	(24,473,993)	(19,405,424)
Sterling Capital Behavioral International Equity Fund	19,968,247	655,662	(1,555,956)	(900,294)
Sterling Capital Ultra Short Bond Fund	43,819,281	17,627	(351,678)	(334,051)
Sterling Capital Short Duration Bond Fund	91,299,228	155,581	(2,549,966)	(2,394,385)
Sterling Capital Intermediate U.S. Government Fund	29,570,677	742,453	(223,373)	519,080
Sterling Capital Total Return Bond Fund	669,729,377	10,238,463	(13,592,086)	(3,353,623)
Sterling Capital Corporate Fund	64,467,632	820,675	(819,760)	915
Sterling Capital Securitized Opportunities Fund	45,824,907	732,046	(180,391)	551,655
Sterling Capital Kentucky Intermediate Tax-Free Fund	13,248,514	815,715	(1,756)	813,959
Sterling Capital Maryland Intermediate Tax-Free Fund	35,091,916	1,391,658	(5,297)	1,386,361
Sterling Capital North Carolina Intermediate Tax-Free Fund	184,197,038	9,789,245	(104,942)	9,684,303
Sterling Capital South Carolina Intermediate Tax-Free Fund	73,890,168	2,672,488	(26,951)	2,645,537
Sterling Capital Virginia Intermediate Tax-Free Fund	111,646,134	5,321,859	(45,333)	5,276,526
Sterling Capital West Virginia Intermediate Tax-Free Fund	97,324,938	4,146,924	(34,512)	4,112,412
Sterling Capital Diversified Income Fund	46,177,023	237,197	(2,556,705)	(2,319,508)
Sterling Capital Strategic Allocation Balanced Fund	35,898,139	1,116,989	(1,200,985)	(83,996)
Sterling Capital Strategic Allocation Growth Fund	25,842,365	1,050,631	(1,163,288)	(112,657)

9.	Subsequent Events:

Management has evaluated the need for the disclosure and/or adjustments resulting from subsequent events through the date the financial statements were issued, and has noted the following items:

On November 19, 2015, the Board of Trustees approved an investment sub-advisory agreement between Caerus Investors, LLC (“Caerus”) and the Advisor, pursuant to which Caerus will act as a sub-adviser to the Sterling Capital Long/Short Equity Fund. The Advisor will pay an investment sub-advisory fee to Caerus under the investment sub-advisory agreement. It is expected that Caerus will begin acting as sub-adviser to the Fund on or about February 1, 2016. Additional information regarding Caerus and the investment sub-advisory agreement will be provided to shareholders of the Fund.

At the close of business on Friday, November 13, 2015, the Stratton Small Cap Value Fund, Stratton Mid Cap Value Fund and Stratton Real Estate Fund reorganized with and into the Sterling Capital Stratton Small Cap Value Fund, Sterling Capital Stratton Mid Cap Value Fund and Sterling Capital Stratton Real Estate Fund, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Sterling Capital Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Sterling Capital Funds (the Funds) comprised of the Sterling Capital Behavioral Large Cap Value Equity Fund (formerly, the Sterling Capital Large Cap Value Diversified Fund), Sterling Capital Mid Value Fund, Sterling Capital Behavioral Small Cap Value Equity Fund (formerly, the Sterling Capital Small Cap Value Diversified Fund), Sterling Capital Special Opportunities Fund, Sterling Capital Equity Income Fund, Sterling Capital Long/Short Equity Fund, Sterling Capital Behavioral International Equity Fund, Sterling Capital Ultra Short Bond Fund, Sterling Capital Short Duration Bond Fund, Sterling Capital Intermediate U.S. Government Fund, Sterling Capital Total Return Bond Fund, Sterling Capital Corporate Fund, Sterling Capital Securitized Opportunities Fund, Sterling Capital Kentucky Intermediate Tax-Free Fund, Sterling Capital Maryland Intermediate Tax-Free Fund, Sterling Capital North Carolina Intermediate Tax-Free Fund, Sterling Capital South Carolina Intermediate Tax-Free Fund, Sterling Capital Virginia Intermediate Tax-Free Fund, Sterling Capital West Virginia Intermediate Tax-Free Fund, Sterling Capital Diversified Income Fund (formerly, the Sterling Capital Strategic Allocation Conservative Fund), Sterling Capital Strategic Allocation Balanced Fund, and Sterling Capital Strategic Allocation Growth Fund, as of September 30, 2015, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, the statement of cash flows for the Sterling Capital Long/Short Equity Fund for the period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian, prime broker, transfer agent of the underlying fund, and brokers, or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising Sterling Capital Funds as of September 30, 2015, the results of their operations for the year or period then ended, the changes in their net assets for each of the years or periods in the two-year period then ended, cash flows for the Sterling Capital Long/Short Equity Fund for the period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

November 20, 2015

Sterling Capital Funds
September 30, 2015

 Notice to Shareholders (Unaudited)

All amounts and percentages below are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended September 30, 2015, each Fund is reporting the following items with regard to distributions paid during the year.

	Long-Term Capital Gain	Qualified Dividend Income %	(for corporate shareholders) Dividends Received Deduction %	Exempt- Interest Dividend	U.S. Government Income	Foreign Taxes Paid	Foreign Source Income
Sterling Capital Behavioral Large Cap Value Equity Fund	$—	100.00%	100.00%	$—	—	$—	—
Sterling Capital Mid Value Fund	37,147,968	76.40%	69.66%	—	—	—	—
Sterling Capital Behavioral Small Cap Value Equity Fund	2,067,752	65.10%	64.53%	—	—	—	—
Sterling Capital Special Opportunities Fund	37,847,865	53.92%	45.87%	—	—	—	—
Sterling Capital Equity Income Fund	53,619,402	100.00%	100.00%	—	—	—	—
Sterling Capital Long/Short Equity Fund	46,785	21.32%	19.95%	—	—	—	—
Sterling Capital Behavioral International Equity Fund	—	100.00%	—	—	—	35,807	100.00%
Sterling Capital Short Duration Bond Fund	—	0.23%	0.35%	—	0.25%	—	—
Sterling Capital Intermediate U.S. Government Fund	—	—	—	—	17.66%	—	—
Sterling Capital Total Return Bond Fund	—	0.61%	0.67%	—	0.82%	—	—
Sterling Capital Corporate Fund	60,465	0.26%	0.45%	—	—	—	—
Sterling Capital Securitized Opportunities Fund	—	—	—	—	0.07%	—	—
Sterling Capital Kentucky Intermediate Tax-Free Fund	247,165	—	—	372,666	—	—	—
Sterling Capital Maryland Intermediate Tax-Free Fund	184,451	—	—	752,870	—	—	—
Sterling Capital North Carolina Intermediate Tax-Free Fund	323,183	—	—	4,766,517	—	—	—
Sterling Capital South Carolina Intermediate Tax-Free Fund	111,719	—	—	1,490,837	—	—	—
Sterling Capital Virginia Intermediate Tax-Free Fund	626,853	—	—	2,703,034	—	—	—
Sterling Capital West Virginia Intermediate Tax-Free Fund	271,918	—	—	2,292,554	—	—	—
Sterling Capital Diversified Income Fund	—	19.78%	4.12%	—	0.20%	—	—
Sterling Capital Strategic Allocation Balanced Fund	—	36.21%	29.40%	—	0.46%	—	—
Sterling Capital Strategic Allocation Growth Fund	—	65.72%	53.64%	—	0.30%	—	—

Sterling Capital Funds
September 30, 2015

Other Information (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-228-1872; and (ii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-228-1872 and (ii) on the Commission’s website at http://www.sec.gov.

The Funds file complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Sterling Capital Funds

Information about Trustees and Officers (Unaudited)

Overall responsibility for the management of the Funds rests with its Board of Trustees (“Trustees”), who are elected by the Shareholders of the Funds. The Trustees elect the officers of the Funds to supervise actively its day-to-day operations. The names of the Trustees, birthdates, term of office and length of time served, principal occupations during the past five years, number of portfolios overseen and directorships held outside of the Funds are listed in the two tables immediately following. The business address of the persons listed below is 434 Fayetteville Street, 5th Floor, Raleigh, North Carolina 27601.

INDEPENDENT TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Drew T. Kagan Birthdate: 02/48	Trustee, Chairman of the Board of Trustees	Indefinite, 08/00 — Present	Retired; from September 2010 to March 2013, Chairman, Montecito Advisors, Inc.; from December 2003 to September 2010, CEO, Montecito Advisors, Inc.; from March 1996 to December 2003, President, Investment Affiliate, Inc.	22	None

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 02/01 — Present	From March 2013 to present, Partner, Newport Board Group; from July 2010 to February 2013, governance and leadership consultant; from July 1998 to June 2010, President of Peace College	22	None

Douglas R. Van Scoy Birthdate: 11/43	Trustee	Indefinite, 05/04 — Present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Director of Private Client Group and Senior Executive Vice President	22	None

James L. Roberts Birthdate: 11/42	Trustee	Indefinite, 11/04 — Present	Retired; from November 2006 to present, Director, Grand Mountain Bancshares, Inc.; from January 1999 to December 2003, President, CEO and Director, Covest Bancshares, Inc.	22	None

Alan G. Priest Birthdate: 05/52	Trustee	Indefinite, 7/12 — Present	Retired; from April 1993 to April 2012, Partner, Ropes & Gray LLP	22	None

Sterling Capital Funds

The following table shows information for the trustee who is an “interested person” of the Funds as defined in the 1940 Act:

INTERESTED TRUSTEES

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee

Alexander W. McAlister** Birthdate: 03/60	Trustee	Indefinite, 11/10 — Present	President, Sterling Capital Management LLC	22	Director, Sterling Capital Management LLC

  * The Sterling Capital Funds Complex consists of two open-end investment management companies: Sterling Capital Funds and Sterling Capital Variable Insurance Funds. The Sterling Capital Variable Insurance Funds were liquidated on April 24, 2015.

** Mr. McAlister is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he is an officer of the Advisor.

The following table shows information for officers of Funds:

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

James T. Gillespie Birthdate: 11/66	President	Indefinite, 12/12 — Present	From March 2012 to present, Executive Director, Sterling Capital Management LLC; From June 2010 to March 2012, Director, Sterling Capital Management LLC and its predecessors; from August 2008 to June 2010, Vice President Relationship Management, JPMorgan Chase & Co.; from February 2005 to August 2008, Senior Vice President and Manager of Mutual Fund Administration, Sterling Capital Management LLC and its predecessors

Todd M. Miller Birthdate: 09/71	Treasurer and Secretary	Indefinite, Vice President, 08/05 — Present; Treasurer, 01/15 — Present; Secretary, 08/10 — Present	From June 2009 to present, Director, Sterling Capital Management LLC and its predecessors; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Krystle Edwards Birthdate: 02/86	Vice President	Indefinite, 11/14 — Present	From May 2013 to present, Associate, Sterling Capital Management LLC; from March 2012-December 2012, Financial Advisor, First Command Financial Planning; from September 2009-May 2012, student at Campbell University School of Law

Brian M. Moran Birthdate: 05/60	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 01/15 — Present	From July 2014 to present, Chief Compliance Officer and Executive Director, Sterling Capital Management LLC; from December 2006 to June 2014, Chief Compliance Officer and Director, TIAA-CREF and Teachers Personal Investors Services, Inc.

Sterling Capital Funds

Name and Birthdate	Position(s) Held With the Funds	Term of Office/ Length of Time Served	Principal Occupation During the Past 5 Years

Andrew J. McNally Birthdate: 12/70	Assistant Treasurer	Indefinite, Assistant Treasurer, 06/10 — Present; Treasurer, 04/07 — 06/10	From January 2007 to present, Vice President and Senior Director, and from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, BNY Mellon Investment Servicing (US) Inc.

Julie M. Powers Birthdate: 10/69	Assistant Secretary	Indefinite, 11/11 — Present	From November 2011 to present, Vice President; from March 2009 to October 2011, Senior Manager and Vice President; from August 2005 to February 2009, Manager and Assistant Vice President, Regulatory Administration Department, BNY Mellon Investment Servicing (US) Inc.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-228-1872.

INVESTMENT ADVISOR

Sterling Capital Management LLC

4350 Congress Street, Suite 1000

Charlotte, NC 28209

DISTRIBUTOR

Sterling Capital Distributors, LLC

400 Berwyn Park

899 Cassatt Road

Berwyn, PA 19312

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

STERLING
CAPITAL FUNDS

SC Funds
09/15

©2015 Sterling Capital Funds

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(c)

There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in Item 2(b) of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in Item 2(b) of Form N-CSR.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Drew Kagan is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $430,000 for 2015 and $410,405 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $2,500 for 2015 and $0 for 2014. These audit-related services include issuance of consents to use the name of the auditor in new Fund filings.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $87,705 for 2015 and $76,000 for 2014. Fees for both 2015 and 2014 relate to the preparation of federal income and excise tax returns and review of capital gains distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)

Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	100%

(c)	100%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2015 and $2,854,000 for 2014.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                             Sterling Capital Funds

By (Signature and Title)        /s/ James T. Gillespie

James T. Gillespie, President

(principal executive officer)

Date    4/19/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)        /s/ James T. Gillespie

James T. Gillespie, President

(principal executive officer)

Date    4/19/2016

By (Signature and Title)        /s/ Todd M. Miller

Todd M. Miller, Treasurer

(principal financial officer)

Date    4/19/2016